As filed with the Securities and Exchange Commission on July 24, 2014

File No. 333-196874

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN INVESTMENT TRUST II

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (312) 917-7700

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (par value $0.01 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Important Information for

Nuveen International Select Fund Shareholders

At a special meeting of shareholders of Nuveen International Select Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into Nuveen International Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust II (the “Trust”). If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the matter to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	The shareholders of the Target Fund are being asked to approve a reorganization between the Target Fund and the Acquiring Fund pursuant to an Agreement and Plan of Reorganization, as described in more detail in this Proxy Statement/Prospectus.

Q.	Why has the reorganization been proposed for the Target Fund?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), each Fund’s investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund as part of a plan to address continuing outflows and mediocre performance in the Target Fund. In order to address these issues, two of the three sub-advisers to the Target Fund were recently terminated and the Target Fund’s investment strategies were revised to mirror those of the Acquiring Fund. Nuveen Fund Advisors and the Board of Directors of the Corporation believe that taking the additional step of reorganizing the Target Fund into the Acquiring Fund will allow shareholders of the Target Fund to benefit from operational efficiencies and economies of scale that are expected to arise as a result of the larger net asset size of the Acquiring Fund following the reorganization. These operational efficiencies and economies of scale are expected to result in lower gross total annual operating expenses for shareholders of the Target Fund. In addition, the shareholders of the Target Fund are expected to benefit from lower net total annual operating expenses after the reorganization due to the lower temporary expense cap that will be implemented for the Acquiring Fund if the reorganization is completed.

Q.	What are the similarities between the principal investment strategies of the Funds?

A.	The investment objectives of the Funds are substantially similar. The investment objective of the Acquiring Fund is long-term capital appreciation and the investment objective of the Target Fund is long-term growth of capital. Following the investment strategy changes noted above, the Funds also have identical principal investment strategies. Under normal market conditions, each Fund invests at least 80% of its net assets in non-U.S. equity securities. Each Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. Each Fund may invest up to 30% of its total assets in equity securities of emerging market issuers. A more detailed comparison of the investment objectives, strategies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q.	Are the Funds managed by the same sub-adviser?

A.	Yes. Effective as of the close of business on June 27, 2014, Nuveen Asset Management, LLC (“Nuveen Asset Management”) became the sole sub-adviser to the Target Fund. Nuveen Asset Management is also the sole sub-adviser to the Acquiring Fund.

Q.	What will happen if shareholders do not approve the reorganization?

A.	If the reorganization is not approved by shareholders, the Board of Directors will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation, continuing to operate the Target Fund as a stand-alone fund, or liquidating the Target Fund.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. If shareholders approve the reorganization and it is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder, in each case as of the close of trading on the closing date of the reorganization.

Q.	Will this reorganization create a taxable event for federal income tax purposes for Target Fund shareholders?

A.	No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of the reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such a distribution may be taxable to Target Fund shareholders for federal income tax purposes. There was significant portfolio turnover (approximately 98%) in the Target Fund in July 2014 after the assets sub-advised by the Target Fund’s prior two external sub-advisers were transitioned to Nuveen Asset Management, which may increase the net investment income and net capital gains to be distributed to Target Fund shareholders prior to the reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $41.4 million (approximately $0.98 per share) and brokerage commissions or other transaction costs of approximately $246,000, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on January 31, 2014.

Q.	How do total operating expenses compare between the two Funds?

A.	Currently, both gross and net total annual operating expenses of the Target Fund are lower than gross and net total annual operating expenses of the Acquiring Fund. The gross and net total annual operating expenses of the Acquiring Fund immediately following the reorganization, however, are expected to be lower than the gross and net total annual operating expenses of the Target Fund for all share classes.

Q.	Who will bear the costs of the reorganization?

A.	Nuveen Fund Advisors or its affiliates will bear all expenses incurred in connection with the reorganization.

Q.	What is the timetable for the reorganization?

A.	If approved by shareholders on September 12, 2014, the reorganization is expected to occur at the close of business on September 19, 2014.

Q.	Why did I receive two proxy statements for my fund?

A.	Target Fund shareholders are receiving a second, separate proxy statement with respect to proposals that are unrelated to the reorganization. This second proxy statement contains proposals that are important to the management of the Target Fund in the event that shareholders do not approve the reorganization.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (866) 209-5784 from 8 a.m. to 10 p.m. Central time on Monday through Friday or 11 a.m. to 5 p.m. Central time on Saturday. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will Nuveen contact me?

A.	You may receive a call from representatives of Computershare Fund Services, the proxy solicitation firm retained by Nuveen, to verify that you received your proxy materials and to answer any questions you may have about the reorganization.

Q.	How does the Board of Directors suggest that I vote?

A.	After careful consideration, the Board of Directors has agreed unanimously that the reorganization is in the best interests of your Fund and recommends that you vote “FOR” the reorganization.

July [    ], 2014

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Nuveen International Select Fund (the “Special Meeting”). The Special Meeting is scheduled for September 12, 2014, at 10:00 a.m., Central time, at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Nuveen International Growth Fund (the “Acquiring Fund”) will acquire all the assets and liabilities of Nuveen International Select Fund (the “Target Fund” and together with the Acquiring Fund, the “Funds” and each a “Fund”) in exchange solely for shares of the Acquiring Fund, which will be distributed in complete liquidation and termination of the Target Fund to the shareholders of the Target Fund (the “Reorganization”).

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), each Fund’s investment adviser, has proposed the Reorganization of the Target Fund into the Acquiring Fund as part of a plan to address continuing outflows and mediocre performance in the Target Fund. In order to address these issues, two of the three sub-advisers to the Target Fund were recently terminated and the Target Fund’s investment strategies were revised to mirror those of the Acquiring Fund. Nuveen Fund Advisors and the Board of Directors of Nuveen Investment Funds, Inc. (the “Target Fund Board”) believe that taking the additional step of reorganizing the Target Fund into the Acquiring Fund will allow shareholders of the Target Fund to benefit from operational efficiencies and economies of scale that are expected to arise as a result of the larger net asset size of the Acquiring Fund following the Reorganization.

Following the Reorganization, the Acquiring Fund is expected to have lower gross and net total annual operating expenses than the Target Fund had prior to the Reorganization. The Target Fund Board believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “For” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about this proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Kevin J. McCarthy

Vice President and Secretary

JULY [    ], 2014

NUVEEN INTERNATIONAL SELECT FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2014

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen International Select Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), a Maryland corporation, will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on September 12, 2014 at 10:00 a.m., Central time (the “Special Meeting”), for the following purposes:

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to Nuveen International Growth Fund (the “Acquiring Fund”) in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Class A shares of the Acquiring Fund to the holders of Class A shares of the Target Fund, Class C shares of the Acquiring Fund to the holders of Class C shares of the Target Fund and Class I shares of the Acquiring Fund to the holders of Class I shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”). A vote in favor of the Reorganization will be considered a vote in favor of an amendment to the Corporation’s Articles of Incorporation effecting the Reorganization.

2.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on July 15, 2014 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

Proxy Statement/Prospectus

Dated July [    ], 2014

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN INTERNATIONAL SELECT FUND

by NUVEEN INTERNATIONAL GROWTH FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen International Select Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on September 12, 2014 at 2:00 p.m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Directors of the Corporation (the “Target Fund Board”) of proxies to be voted at the Special Meeting, and any and all adjournments or postponements thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen International Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust II (the “Trust”), a Massachusetts business trust and an open-end investment company registered under the 1940 Act. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” If shareholders approve the Reorganization and it is completed, holders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund, holders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund and holders of Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund, with the same total value as the total value of the Target Fund shares surrendered by such shareholders, in each case as of the close of trading on the closing date of the Reorganization. The Target Fund Board has determined that the Reorganization is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Corporation is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

A vote in favor of the Reorganization will be considered a vote in favor of an amendment to the Corporation’s Articles of Incorporation effecting the Reorganization.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about July [    ], 2014. Shareholders of record as of the close of business on July 15, 2014 are entitled to vote at the Special Meeting and any adjournments or postponements thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class C and Class I shares of the Acquiring Fund) and constitutes an offering of Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s prospectus, dated November 29, 2013, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund;

(ii)	the unaudited financial statements contained in the Acquiring Fund’s Semi-Annual Report, only insofar as they relate to the Acquiring Fund for the six-month period ended January 31, 2014.

The following documents contain additional information about the Funds, have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Target Fund’s prospectus, dated February 28, 2014, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund;

(ii)	the unaudited financial statements contained in the Target Fund’s Semi-Annual Report, only insofar as they relate to the Target Fund for the six-month period ended April 30, 2014.

(iii)	the audited financial statements contained in the Target Fund’s Annual Report, only insofar as they relate to the Target Fund for the fiscal year ended October 31, 2013;

(iv)	the Statement of Additional Information relating to the proposed Reorganization, dated July [ ], 2014 (the “Reorganization SAI”);

(v)	the Target Fund’s statement of additional information dated February 28, 2014, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund;

(vi)	the Acquiring Fund’s statement of additional information dated November 29, 2013, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund; and

(vii)	the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund for the fiscal year ended July 31, 2013.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “International Select Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Corporation and the Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Corporation and/or the Trust (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public

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Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Target Fund Board believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization, and the Board of the Trust (the “Acquiring Fund Board”) believes the proposed Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of Class A, Class C and Class I shares of the Acquiring Fund only.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund as part of a plan to address continuing outflows and mediocre performance in the Target Fund. In order to address these issues, two of the three sub-advisers to the Target Fund were recently terminated and the Target Fund’s investment strategies were revised to mirror those of the Acquiring Fund. At the same time, the portfolio manager of the Acquiring Fund became the sole portfolio manager of the Target Fund and Nuveen Fund Advisors began voluntarily waiving the Target Fund’s management fee to the level charged by the Acquiring Fund. Nuveen Fund Advisors and the Target Fund Board believe that taking the additional step of reorganizing the Target Fund into the Acquiring Fund will allow shareholders of the Target Fund to benefit from operational efficiencies and economies of scale that are expected to arise as a result of the larger net asset size of the Acquiring Fund following the Reorganization. These operational efficiencies and economies of scale are expected to result in lower gross total annual operating expenses for shareholders of the Target Fund. In addition, shareholders of the Target Fund are expected to benefit from lower net total annual operating expenses after the Reorganization due to the lower temporary expense cap that will be implemented for the Acquiring Fund if the Reorganization is completed.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by the Corporation, on behalf of the Target Fund, the Trust, on behalf of the Acquiring Fund, and Nuveen Fund Advisors (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Class A shares of the Acquiring Fund to the holders of Class A shares of the Target Fund, Class C shares of the Acquiring Fund to the holders of Class C shares of the Target Fund and Class I shares of the Acquiring Fund to the holders of Class I shares of the Target Fund in complete liquidation and termination of the Target Fund.

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Target Fund Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Target Fund Board unanimously approved the Reorganization and the Agreement at a meeting held on April 30, 2014. The Target Fund Board recommends a vote “FOR” the Reorganization.

Nuveen Fund Advisors or its affiliates (“Nuveen”) will bear all expenses incurred in connection with the Reorganization.

The Target Fund Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on September 12, 2014. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the closing of the Reorganization (the “Closing”) will occur at the close of business on September 19, 2014 (the “Closing Date”), but it may be at a different time as described herein. If the Reorganization is not approved, the Target Fund Board will take such action as it deems to be in the best interests of the Target Fund. The Closing may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to (i) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Target Fund or the Acquiring Fund, respectively.

Reasons for the Proposed Reorganization

The Target Fund Board and the Acquiring Fund Board believe that the proposed Reorganization would be in the best interests of the Target Fund and the Acquiring Fund, respectively. In approving the Reorganization, the Target Fund Board considered a number of principal factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including caps on the Funds’ expenses agreed to by the Adviser;

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•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

For a more detailed discussion of the Target Fund Board’s considerations regarding the approval of the Reorganization, see “The Target Fund Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class, except Class R3 shares, which are not offered by the Target Fund. The Target Fund offers three classes of shares: Class A, Class C and Class I shares. The Acquiring Fund offers four classes of shares: Class A, Class C, Class R3 and Class I shares. The corresponding classes of each Fund have the same investment eligibility criteria. Class R3 shares of the Acquiring Fund are only available through certain retirement plans. Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. In connection with the Reorganization, a portion of the Target Fund’s portfolio assets may be sold prior to the Reorganization, which could result in the Target Fund declaring taxable distributions to its shareholders on or prior to the Closing Date. There was significant portfolio turnover (approximately 98%) in the Target Fund in July 2014 after the assets sub-advised by the Target Fund’s prior two external sub-advisers were transitioned to Nuveen Asset Management. Such turnover may increase the taxable distributions to be made to Target Fund shareholders on or prior to the Closing Date. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $41.4 million (approximately $0.98 per share) and brokerage commissions or other transaction costs of approximately $246,000, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on January 31, 2014. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

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COMPARISON OF THE FUNDS

Investment Objectives

The Funds have substantially similar investment objectives. The investment objective of the Acquiring Fund is long-term capital appreciation, and the investment objective of the Target Fund is long-term growth of capital. The Target Fund’s investment objective may be changed without shareholder approval upon providing notice at least 60 days in advance. The investment objective of the Acquiring Fund cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii)  more than 50% of the Fund’s shares, whichever is less.

Investment Strategies

The Target Fund and the Acquiring Fund have identical principal investment strategies and principal risks following the investment strategy changes noted above. Under normal market conditions, each Fund invests at least 80% of its net assets in non-U.S. equity securities. Each Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. Each Fund may invest up to 30% of its net assets in equity securities of emerging market issuers. Emerging market countries include any country other than Canada, the United States and countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherland, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Risk Factors.”

Since the Funds’ investment strategies are now the same, it is not expected that it will be necessary for the Target Fund to sell holdings prior to the Reorganization so that the Acquiring Fund’s portfolio immediately following the Reorganization remains in compliance with its investment policies and restrictions. There was significant portfolio turnover in the Target Fund in July 2014 after the assets sub-advised by the Target Fund’s prior two external sub-advisers were transitioned to Nuveen Asset Management.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds, and the pro forma fees and expenses of the combined fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in a Fund or other Nuveen mutual funds. Shareholder fees reflect the fees currently in effect for the Target Fund as of its fiscal year ended October 31, 2013, and for the Acquiring Fund as of its fiscal year ended July 31, 2013. The pro forma fees and expenses assume the Reorganization occurred as of July 31, 2013.

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Shareholder Fees

(paid directly from your investment)

	Target Fund 10/31/13	Acquiring Fund 7/31/13	Combined Fund Pro Forma 7/31/13
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.75%	5.75%	5.75%
Class C	None	None	None
Class I	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)
Class A	None	None	None
Class C1	1.00%	1.00%	1.00%
Class I	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Exchange Fees
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Annual Low Balance Account fee (for accounts under $1,000)[2]
Class A	$15	$15	$15
Class C	$15	$15	$15
Class I	$15	$15	$15

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund 10/31/13	Acquiring Fund 7/31/13	Combined Fund Pro Forma 7/31/13
Management Fees
Class A	1.04%	0.82%	0.83%
Class C	1.04%	0.82%	0.83%
Class I	1.04%	0.82%	0.83%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%	0.25%
Class C	1.00%	1.00%	1.00%
Class I	—	—	—
Other Expenses
Class A	0.18%	0.86%	0.17%
Class C	0.20%	0.88%	0.17%
Class I	0.21%	0.90%	0.17%
Acquired Fund Fees and Expenses
Class A	0.04%	—	0.04%
Class C	0.04%	—	0.04%
Class I	0.04%	—	0.04%
Total Annual Fund Operating Expenses
Class A	1.51%	1.93%	1.29%
Class C	2.28%	2.70%	2.04%
Class I	1.29%	1.72%	1.04%
Fee Waivers and/or Expense Reimbursements
Class A	(0.20)%[1]	(0.51)%[2]	(0.01)%[3]
Class C	(0.20)%[1]	(0.53)%[2]	(0.01)%[3]
Class I	(0.20)%[1]	(0.55)%[2]	(0.01)%[3]
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.31%	1.42%	1.28%
Class C	2.08%	2.17%	2.03%
Class I	1.09%	1.17%	1.03%

1	Nuveen Fund Advisors has agreed to voluntarily lower the fund-level management fee by 0.20% across all breakpoint levels through October 31, 2015. This fee waiver will not be terminated prior to that time without the approval of the Target Fund Board. The Target Fund pays a fund-level management fee and a complex-level management fee, which is discussed under “Comparison of the Funds—Advisory and Other Fees.”
2	Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse other Acquiring Fund expenses through July 31, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and excluding acquired fund fees and expenses, do not exceed 1.20% of the average daily net assets of any class of Acquiring Fund shares (1.45% after July 31, 2015). The expense limitation expiring July 31, 2015 may be terminated or modified prior to that date only with the approval of the Acquiring Fund Board. The Acquiring Fund’s permanent expense cap of 1.45% will go into effect if the 1.20% expense cap expires or is terminated. The permanent expense cap may be terminated or modified only with the approval of shareholders of the Acquiring Fund.

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3	If the Reorganization is approved by shareholders and completed, Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses for the combined fund commencing the first business day following the closing of the Reorganization through November 30, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and acquired fund fees and expenses, do not exceed 0.99% of the average daily net assets of any class of Acquiring Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to November 30, 2015 without the approval of the Acquiring Fund Board. The Acquiring Fund’s permanent expense cap of 1.45% will go into effect if the 0.99% expense cap expires or is terminated. The permanent expense cap may be terminated or modified only with the approval of shareholders of the Acquiring Fund.

Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. Expense caps are taken into account for the periods stated in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year
Assuming you sold your shares at the end of each period
Class A	$701	$713	$698
Class C	$211	$222	$206
Class I	$111	$121	$105
Assuming you kept your shares
Class A	$701	$713	$698
Class C	$211	$222	$206
Class I	$111	$121	$105
3 Years
Assuming you sold your shares at the end of each period
Class A	$1,003	$1,050	$959
Class C	$690	$733	$638
Class I	$386	$427	$330
Assuming you kept your shares
Class A	$1,003	$1,050	$959
Class C	$690	$733	$638
Class I	$386	$427	$330
5 Years
Assuming you sold your shares at the end of each period
Class A	$1,330	$1,410	$1,241
Class C	$1,199	$1,270	$1,097
Class I	$685	$755	$573
Assuming you kept your shares
Class A	$1,330	$1,410	$1,241
Class C	$1,199	$1,270	$1,097
Class I	$685	$755	$573

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	Target Fund	Acquiring Fund	Combined Fund Pro Forma
10 Years
Assuming you sold your shares at the end of each period
Class A	$2,254	$2,420	$2,041
Class C	$2,597	$2,739	$2,368
Class I	$1,536	$1,682	$1,270
Assuming you kept your shares
Class A	$2,254	$2,420	$2,041
Class C	$2,597	$2,739	$2,368
Class I	$1,536	$1,682	$1,270

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. The Funds’ portfolio turnover rates for the most recent fiscal periods for which financial statements are available are set forth below. The portfolio turnover rates for the semi-annual periods are not annualized.

Fund	Fiscal Year Ended	Rate	Semi-Annual Period Ended	Rate
Target Fund	10/31/13	91%	4/30/14	84%
Acquiring Fund	7/31/13	358%	1/31/14	141%

Risk Factors

The principal risks of each Fund are identical. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

The principal risks of investing in the Funds are described below.

Currency Risk.    Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Equity Security Risk.    Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Growth Stock Risk.    Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

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Non-U.S./Emerging Markets Risk.    Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk.    Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Fundamental Investment Restrictions

The Funds have substantially similar fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a diversified fund. As a diversified fund, each Fund, with respect to 75% of its assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by other investment companies or by the U.S. government, its agencies, instrumentalities or authorities) and may not purchase more than 10% of the outstanding voting securities of any one issuer.

Performance Information

The total returns of the Funds for the periods ended December 31, 2013, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The following bar charts and tables provide some indication of the potential risks of investing in each Fund. Each Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Target Fund reflects the Fund’s performance prior to the sub-adviser and investment strategy changes discussed above. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar charts below show the annual calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and highest/lowest quarterly and year-to-date returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown. The tables below show the average annual returns for the periods ended December 31, 2013 for each Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans; but such accounts generally are subject to tax upon withdrawal.

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Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

Target Fund – Class A Annual Total Return

During the periods shown in the bar chart, the Target Fund’s Class A shares highest and lowest calendar quarter returns were 24.92% and -21.70%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Target Fund’s Class A shares calendar year-to-date return through June 30, 2014 was 1.71%.

Acquiring Fund – Class A Annual Total Return

During the periods shown in the bar chart, the Acquiring Fund’s Class A shares highest and lowest calendar quarter returns were 19.66% and -21.16%, respectively, for the quarters ended September 30, 2010 and September 30, 2011. The Acquiring Fund’s Class A shares calendar year-to-date return through June 30, 2014 was -1.68%.

	Average Annual Total Returns for the Periods Ended December 31, 2013
Target Fund	1 Year	5 Years	Since Inception (December 21, 2006)
Class A (return before taxes)	10.73%	10.89%	1.70%
Class A (return after taxes on distributions)	9.56%	10.65%	1.51%
Class A (return after taxes on distributions and sale of fund shares)	6.63%	8.81%	1.48%

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	Average Annual Total Returns for the Periods Ended December 31, 2013
Target Fund	1 Year	5 Years	Since Inception (December 21, 2006)
Class C (return before taxes)	16.60%	11.36%	1.80%
Class I (return before taxes)	17.77%	12.48%	2.81%
MSCI All Country World Investable Market Index (ex U.S.) (reflects no deduction for fees, expenses or taxes)	16.30%	13.96%	2.95%
Lipper International Multi-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)	19.47%	13.12%	2.17%

	Average Annual Total Returns for the Periods Ended December 31, 2013

Acquiring Fund	1 Year	Since Inception (April 24, 2009)
Class A (return before taxes)	33.24%	20.20%
Class A (return after taxes on distributions)	32.16%	18.65%
Class A (return after taxes on distributions and sale of fund shares)	18.93%	15.71%
Class C (return before taxes)	40.30%	20.83%
Class I (return before taxes)	41.69%	22.02%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	14.52%
Lipper International Multi-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)	19.47%	14.76%

Investment Adviser and Sub-Adviser

Both Funds are managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

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Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen Investments’ clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each Fund. Nuveen Asset Management manages the investment of each Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization.

Tracy P. Stouffer, CFA, a member of Nuveen Asset Management’s international growth team, has been a portfolio manager for the Target Fund since June 2013 (and the sole portfolio manager since July 2014) and a portfolio manager for the Acquiring Fund since April 2009. She joined Nuveen Asset Management on March 1, 2013, in connection with an internal reorganization of certain investment personnel and fund management responsibilities between Nuveen Asset Management and its affiliate, Santa Barbara Asset Management, LLC (“SBAM”). Prior thereto, she was an international portfolio manager for SBAM. She joined SBAM in 2008 from WayMark Capital, LLC, an investment management firm where she was a managing partner. Prior to that, she was an international portfolio manager at Dreyfus Founders Funds, Federated Global Investment Management, Clariden Asset Management and TIAA-CREF.

For a complete description of the advisory services provided to the Target Fund and the Acquiring Fund, see the section of each Fund’s Prospectus entitled “Who Manages the Funds” and the sections of each Fund’s Statement of Additional Information entitled “Investment Adviser” and “Sub-Advisers.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the respective Fund is provided in each Fund’s Statement of Additional Information.

Advisory and Other Fees

Pursuant to investment management agreements between Nuveen Fund Advisors and the Corporation, on behalf of the Target Fund, and Nuveen Fund Advisors and the Trust, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rates set forth below:

Target Fund Management Fee
Average Daily Net Assets	Fee Rate
For the first $125 million	0.8500%
For the next $125 million	0.8375%
For the next $250 million	0.8250%
For the next $500 million	0.8125%
For the next $1 billion	0.8000%
For net assets over $2 billion	0.7750%

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Acquiring Fund Management Fee
Average Daily Net Assets	Fee Rate
For the first $125 million	0.6500%
For the next $125 million	0.6375%
For the next $250 million	0.6250%
For the next $500 million	0.6125%
For the next $1 billion	0.6000%
For net assets over $2 billion	0.5750%

Effective as of June 27, 2014, for the Target Fund, Nuveen Fund Advisors has agreed to voluntarily lower the fund-level management fee by 0.20% across all breakpoint levels through October 31, 2015. This fee waiver will not be terminated prior to that time without the approval of the Target Fund Board.

In addition to the fund-level fee, each Fund pays a complex-level fee. The maximum complex level fee is 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s individual complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds, and making an upward adjustment to that rate (subject to the maximum 0.20% rate noted above) based upon the percentage of the Fund’s assets, if any, that are not “eligible assets.” For each Nuveen Fund that was formerly a First American Fund, including the Target Fund, the portion of each Fund’s assets classified as “eligible assets” excludes some or all of the Fund’s assets, based on the Fund’s size relative to its size at the time Nuveen Fund Advisors became the Fund’s investment adviser. The Target Fund has experienced net redemptions subsequent to that time. As a result, the Target Fund no longer has any eligible assets and its complex-level fee rate was at the maximum level of 0.20% as of January 31, 2014. The Acquiring Fund’s complex-level fee rate as of January 31, 2014 was 0.1686%. The Acquiring Fund’s assets after the Reorganization that are attributable to the Target Fund will retain their status as ineligible assets for purposes of calculating the combined fund’s complex-level fee. As a result, the combined fund will have a higher complex-level fee rate than the Acquiring Fund. Information regarding the considerations by the Target Fund Board with respect to the approval of the investment management agreement for the Target Fund is currently available in the joint proxy statement dated June 17, 2014 that was furnished to shareholders of the Target Fund in connection with a special meeting to be held on August 5, 2014. Information regarding the considerations by the Acquiring Fund Board with respect to the approval of the investment management agreement for the Acquiring Fund is currently available in the joint proxy statement dated June 17, 2014 that was furnished to shareholders of the Target Fund in connection with a special meeting to be held on August 5, 2014.

If the Reorganization is approved by shareholders and completed, Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses for the combined fund commencing the first business day following the closing of the Reorganization through November 30, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and acquired fund fees and expenses, do not exceed 0.99% of the average daily net assets of any class of Acquiring Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to November 30, 2015 without the approval of the Acquiring Fund Board. The Acquiring Fund has a permanent expense cap of 1.45% that will go into effect if the 0.99% expense cap is terminated.

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For the Acquiring Fund’s fiscal year ended July 31, 2013 and for the Target Fund’s fiscal year ended October 31, 2013, each Fund paid its investment adviser the following management fees (net of any fee waivers and expense reimbursements) as a percentage of average net assets:

Management Fee Rate
Target Fund	1.01%
Acquiring Fund	0.27%

Each Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of Class A shares and (b) Class C shares are subject to (i) an annual distribution fee of 0.75% of the average daily net assets of Class C shares and (ii) an annual service fee of 0.25% of the average daily net assets of Class C shares. Class I shares of each Fund are not subject to either distribution or service fees.

For a complete description of these arrangements for the Acquiring Fund, see the section of the Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Fund’s Statement of Additional Information entitled “Distributor.”

Board Members and Officers

The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of its respective Board of Directors/Board of Trustees. Although the Target Fund is a series of the Corporation and the Acquiring Fund is a series of the Trust, each Fund has the same officers.

As of the date of this Proxy Statement/Prospectus, there are twelve members of the Target Fund Board, two of whom are “interested persons” (as defined in the 1940 Act) and ten of whom are not interested persons (the “independent board members”). The names and business addresses of the board members and officers of the Target Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Statement of Additional Information, as supplemented, for the Target Fund, which is incorporated herein by reference.

As of the date of this Proxy Statement/Prospectus, there are ten members of the Acquiring Fund Board, none of whom is an “interested person” (as defined in the 1940 Act) (the “independent board members”). The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Statement of Additional Information, as supplemented, for the Acquiring Fund, which is incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Target Fund offers three classes of shares: Class A, Class C and Class I shares. The Acquiring Fund offers four classes of shares: Class A, Class C, Class R3 and Class I shares. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of each Fund through a financial advisor or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. Any purchases of any class of shares made after the Reorganization will be subject to the standard fee structure applicable to such class. Class R3 shares of the Acquiring Fund are available only through

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certain retirement plans and are not offered through this Proxy Statement/Prospectus. The Acquiring Fund’s initial and subsequent investment minimums generally are set forth in the following table, although the Fund may reduce or waive the minimums in some cases. The Target Fund’s investment minimums for Class A, Class C and Class I shares are identical to the Acquiring Fund’s investment minimums for Class A, Class C and Class I shares, respectively.

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•   $2,500 for Traditional/Roth IRA accounts.

•   $2,000 for Coverdell Education Savings Accounts.

•   $250 for accounts opened through fee-based programs.

•   No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•   $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•   No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$ 100	No minimum.

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares,” and “General Information,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any capital gains are normally distributed at least once a year. If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. There was significant portfolio turnover in the Target Fund in July 2014 after the assets sub-advised by the Target Fund’s prior two external sub-advisers were transitioned to Nuveen Asset Management, which may increase the net investment income and net capital gains to be distributed to the Target Fund shareholders prior to the closing of the Reorganization.

Tax Information

The Funds’ distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan. Tax-deferred accounts generally will be taxed upon withdrawal.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix I. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares, by class, due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund. As a result of the proposed Reorganization, each Target Fund Class A, Class C and Class I shareholder will receive a number of Acquiring Fund Class A, Class C and Class I shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Class A, Class C and Class I shares surrendered by such shareholder as of such time.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may, at its option, terminate the Agreement at or before the Closing due to (i) a breach by any other party of any representation,

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warranty, or agreement to be performed at or before the Closing, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Target Fund Board or Acquiring Fund Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Target Fund or Acquiring Fund, respectively.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. There was significant portfolio turnover (approximately 98%) in the Target Fund in July 2014 after the assets sub-advised by the Target Fund’s prior two external sub-advisers were transitioned to Nuveen Asset Management. Such turnover may increase the taxable distributions to be made to Target Fund shareholders on or prior to the Closing Date, which is separate from the tax consequences of the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $41.4 million (approximately $0.98 per share) and brokerage commissions or other transaction costs of approximately $246,000, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on January 31, 2014. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to be Issued

Shares of Beneficial Interest.    The Acquiring Fund has established and designated four classes of shares, par value $0.01 per share, consisting of Class A, Class C, Class R3 and Class I shares. Class R3 shares of the Acquiring Fund are available only through certain retirement plans and are not offered through this Proxy Statement/Prospectus. The Trust’s declaration of trust (the “Declaration of Trust”) permits the Acquiring Fund Board, in its sole discretion, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders.    Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has 20 series, including the Acquiring Fund, and the Acquiring Fund Board may, in its sole discretion, create additional series from time to time. Separate votes generally are taken by each series on matters affecting an individual series. In addition to the specific voting rights described above, shareholders of

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the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares of the Trust may request that the Acquiring Fund Board call a shareholders’ meeting for the proposed voting on the removal of one or more Acquiring Fund Board members.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank & Trust Company serves as the custodian for the assets of each Fund. Boston Financial Data Services, Inc. serves as the Funds’ transfer, shareholder services, and dividend paying agent. PricewaterhouseCoopers LLP serves as the independent auditors for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, followed by the pro rata, by class, distribution of all the Acquiring Fund shares received by the Target Fund to the Target Fund shareholders in complete liquidation of the Target Fund as soon as practicable thereafter, will constitute “a reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of substantially all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring

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Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganization. This distribution will be taxable to shareholders who are subject to federal income tax and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss

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carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders who are subject to federal income tax.

There was significant portfolio turnover (approximately 98%) in the Target Fund in July 2014 after the assets sub-advised by the Target Fund’s prior two external sub-advisers were transitioned to Nuveen Asset Management. Such turnover may increase the taxable distributions to be made to Target Fund shareholders on or prior to the Closing Date. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $41.4 million (approximately $0.98 per share) and brokerage commissions or other transaction costs of approximately $246,000, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on January 31, 2014.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010 (“pre-enactment losses”), however, will remain subject to their current expiration dates and can be used only after the post-enactment losses. At January 31, 2014, the Funds did not have any pre-enactment losses or post-enactment losses.

In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. Nuveen will bear all expenses incurred in connection with the Reorganization.

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The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $6,150, which is included in the expense estimate above.

Comparison of Massachusetts Business Trusts and Maryland Corporations

The following description is based on relevant provisions of applicable Massachusetts law and the Maryland General Corporation Law (the “MGCL”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MGCL and each Fund’s operative documents.

In General

The Acquiring Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

The Target Fund is a series of a Maryland corporation. A fund organized as a series of a Maryland corporation is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MGCL. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

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Massachusetts Business Trusts

The Acquiring Fund is governed by the Declaration of Trust and the Trust’s amended and restated by-laws (the “By-Laws”). Under the Declaration of Trust, any determination as to what is in the interests of the Trust made by the trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s governing documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the trustees or certain officers and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The By-Laws provide that the holders of a majority of the voting power of the shares of beneficial interest of the Acquiring Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the By-Laws, the Declaration of Trust provides that the affirmative vote of the holders of a majority, except in the case of the election of trustees which shall only require a plurality, of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter.

Election and Removal of Trustees

The Declaration of Trust provides that the trustees determine the size of the Acquiring Fund Board, subject to a minimum of two and a maximum of twelve, may set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Acquiring Fund Board may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares.

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Issuance of Shares

Under the Declaration of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes

The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust

Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the trustees without a shareholder vote.

Shareholder, Trustee and Officer Liability

The Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and requires the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights

Pursuant to the Declaration of Trust, shareholders of the Acquiring Fund have no preemptive rights or other rights to subscribe to additional shares.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand upon the board, requesting the board members to bring an action, and requires the expiration of a waiting period before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

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Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s charter (the “Charter”) and bylaws contain such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provide, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Charter contains such a provision. Under the bylaws of the Corporation, a special meeting of shareholders shall be called upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to vote at such meeting. The bylaws of the Corporation provide that shareholders may, at any meeting of shareholders duly called and at which a quorum is present, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies.

Amendments to the Charter

Under the MGCL, shareholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Charter permits the Target Fund Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Charter does not prohibit the Target Fund Board from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland

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corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. Maryland law provides that a corporation may indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the Charter requires the Corporation to do so. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights

Pursuant to the Charter, shareholders of the Target Fund have no preemptive rights.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and the Corporation and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

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Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of January 31, 2014, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of January 31, 2014 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets
Class A	$22,986,147	$40,454,621	$(729,289	)(a)	$62,711,479
Class C	2,900,905	3,620,041	(92,038	)(a)	6,428,908
Class R3	N/A	750,064	—		750,064
Class I	394,838,964	79,019,267	(12,527,184	)(a)	461,331,047

Total	$420,726,016	$123,843,993	$(13,348,511)		$531,221,498

Shares Outstanding
Class A	2,312,395	1,004,108	(1,759,966	)(b)	1,556,537
Class C	294,543	92,321	(222,909	)(b)	163,955
Class R3	N/A	18,718	—		18,718
Class I	39,699,980	1,951,807	(30,256,732	)(b)	11,395,055

Total	42,306,918	3,066,954	(32,239,607)		13,134,265

Net Asset Value Per Share
Class A	$9.94	$40.29			$40.29
Class C	$9.85	$39.21			$39.21
Class R3	N/A	$40.07			$40.07
Class I	$9.95	$40.49			$40.49

Shares Authorized
Class A	2 billion	Unlimited			Unlimited
Class C	2 billion	Unlimited			Unlimited
Class R3	N/A	Unlimited			Unlimited
Class I	2 billion	Unlimited			Unlimited

(a)	Nuveen will bear all expenses incurred in connection with the Reorganization. Figures assume the Target Fund makes a net realized gain distribution of $13,348,511 to its shareholders prior to the Reorganization.
(b)	Figures reflect the issuance by the Acquiring Fund of approximately 552,429 Class A shares, 71,634 Class C shares and 9,443,248 Class I shares to Class A, Class C and Class I shareholders, respectively, of the Target Fund in connection with the proposed Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C and Class I shares of the Acquiring Fund and the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and

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the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Target Fund is Registration No. 811-05309, and the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Acquiring Fund is Registration No. 811-08333. Such Prospectuses and Statements of Additional Information relating to the Funds are incorporated herein by reference, insofar as they relate to the Funds.

THE TARGET FUND BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Target Fund Board has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization, and the Acquiring Fund Board has determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Target Fund Board has approved the Reorganization and recommends that the Target Fund shareholders vote in favor of the Reorganization.

In preparation for the meeting of the Target Fund Board held on April 30, 2014 (the “Meeting”) at which the Reorganization was considered, the Adviser provided the Target Fund Board with information for the Meeting or at prior meetings regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization of the Funds. Prior to approving the Reorganization, the independent board members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving the Reorganization, the Target Fund Board considered a number of principal factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including caps on the Funds’ expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

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•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Target Fund Board noted that the Funds have substantially similar investment objectives. In this regard, the investment objective of the Target Fund is long-term growth of capital, while the investment objective of the Acquiring Fund is to seek long-term capital appreciation. In considering the comparability of investment strategies and risks, the Target Fund Board considered the repositioning of the Target Fund that was expected to occur prior to the proposed Reorganization (the “Repositioning”). Pursuant to the Repositioning, the Target Fund Board recognized that at the time of the Meeting, the Target Fund was being managed by three sub-advisers, including two external sub-advisers and Nuveen Asset Management. It was expected, however, that by early July 2014, the two external sub-advisers would no longer serve as sub-advisers to the Target Fund and the assets that were being managed by them would be transitioned to Nuveen Asset Management, which would become the sole sub-adviser to the Target Fund. Nuveen Asset Management is also the sole sub-adviser to the Acquiring Fund. As the sole sub-adviser to the Target Fund, Nuveen Asset Management was expected to employ principal investment strategies that would be consistent with those used in managing the Acquiring Fund. Accordingly, to the extent the Target Fund’s principal investment strategies were consistent with those of the Acquiring Fund, its principal risks would also be consistent.

Relative Sizes

The Target Fund Board noted that the Target Fund was larger than the Acquiring Fund and that combining the Funds will provide a larger fund which should provide additional benefits to shareholders as fixed operating expenses of the combined fund following the Reorganization will be spread over a larger asset base. See “Fees and Expense Ratios” below.

Investment Performance and Portfolio Management

The Target Fund Board considered the investment performance of the Funds over various periods. The Target Fund Board observed, among other things, that with respect to Class A shares, the Acquiring Fund had outperformed the Target Fund over the one- and three-year periods ended February 28, 2014. The Acquiring Fund also outperformed the Target Fund for three of the past four calendar years. The Target Fund Board recognized, however, that the Target Fund’s past performance was achieved while the Target Fund utilized a multi-manager approach with external sub-advisers and Nuveen Asset Management. Following the Repositioning, Nuveen Asset Management would serve as the sole sub-adviser of both Funds employing similar investment strategies.

Fees and Expense Ratios

The Target Fund Board considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. The Target Fund Board noted that the management fees of the Acquiring Fund were lower than those of the Target Fund and that, in connection with the Repositioning, Nuveen Asset

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Management had agreed to voluntarily waive a portion of its fund-level management fee charged to the Target Fund so that such fund-level fee would be consistent with that charged to the Acquiring Fund through October 31, 2015. The Target Fund Board also observed that, as a result of the Reorganization, the gross and net total annual operating expenses of the combined fund were expected to be lower than the gross and net total annual operating expenses, respectively, of each Fund for all share classes. In this regard, the Target Fund Board observed that if the Reorganization is approved by shareholders and completed, the Adviser had agreed to implement a new expense cap for the combined fund which would be in effect through November 30, 2015 and which would be lower than the current expense caps in effect for the Target Fund and the Acquiring Fund. The Target Fund Board understood that the new expense cap would be temporary; however, the necessity and level of any expense cap would be reviewed by the Acquiring Fund Board when it performs its annual review of the advisory and sub-advisory agreements for the combined fund.

The Target Fund Board recognized that the management fees for the Funds are comprised of fund-level and complex-level fees. Pursuant to the complex-wide fee arrangement, the fees of funds in the Nuveen complex are reduced as assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or decrease. The Target Fund Board observed that complex-level fees were lower for the Acquiring Fund than for the Target Fund. When the Target Fund became part of the Nuveen complex, a portion of such Fund’s assets were deemed ineligible for purposes of calculating the effective complex-wide fee rate. Because the Target Fund has experienced net redemptions since it became part of the Nuveen complex, all of such Fund’s assets are currently ineligible assets and its complex-level fee rate is at the maximum rate. The Acquiring Fund’s assets that are attributed to the Target Fund will retain their status as ineligible for purposes of calculating the combined fund’s complex-level fee. Accordingly, the combined fund will have a higher complex-level fee rate and participate in the complex-wide fee savings to a lesser extent than the Acquiring Fund.

Tax Consequences of the Reorganization

The Target Fund Board considered the tax implications of the Reorganization. The Target Fund Board noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Target Fund Board recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Target Fund Board further observed that, as a result of the Repositioning, it was anticipated that there would be significant portfolio turnover in the Target Fund at such time and considered that there were unrealized capital gains in the sleeves of the Target Fund that were being transitioned to Nuveen Asset Management. The Target Fund Board noted, however, that there may also be some gains or losses resulting from portfolio realignment related to the Reorganization.

Costs of the Reorganization

The Target Fund Board considered the projected cost savings (if any) of each Fund during the first year following the Reorganization. The Target Fund Board noted that each Fund will be allocated the costs of the Reorganization in an amount up to its projected cost savings, if any, during the first year following the Reorganization, subject to expense cap limitations. Notwithstanding the foregoing, Nuveen subsequently agreed to absorb all of the costs of the Reorganization.

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Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, shareholders of each class of shares of the Target Fund will receive the same class of shares in the Acquiring Fund, equal in total value to the total value of the shares of the Target Fund surrendered as of the close of trading on the closing date of the Reorganization.

Effect on Shareholder Rights

The Target Fund Board noted that shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees. The Target Fund Board also considered that the Target Fund is a series of a Maryland corporation, whereas the Acquiring Fund is a series of a Massachusetts business trust. In this regard, the rights of Target Fund shareholders differ in certain respects from those of Acquiring Fund shareholders. However, shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

Although the Target Fund Board could have decided to merge the Target Fund with other international funds in the Nuveen fund family, it believed that the Acquiring Fund offered the best long-term international option to Target Fund shareholders. In addition, because the international growth fund team of Nuveen Asset Management was managing approximately one-third of the assets of the Target Fund (prior to the Repositioning), the overlap of holdings with the Acquiring Fund would be higher than with other funds, which was expected to result in less turnover and transaction costs for shareholders.

Potential Benefits to Nuveen Fund Advisors and Affiliates

The Target Fund Board recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex. In addition, the Target Fund Board noted that it was anticipated that while management fees from the combined fund would decrease compared to the combined fees earned by Adviser on each Fund operating separately, the reduction in sub-advisory fees that would occur in connection with the Repositioning once the Target Fund was no longer managed by any external sub-advisers was expected to result in a net benefit to the Adviser.

Conclusion

The Target Fund Board, including the independent board members, approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Acquiring Fund Board, including the independent board members, also approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Target Fund Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

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OTHER INFORMATION

Shareholders of the Funds

The following tables set forth the percentage of ownership of each person who, as of July 15, 2014, the record date with respect to the Special Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on July 15, 2014. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	30.52%	18.66%

	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	8.61%	6.36%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.13%	7.36%

Class C Shares	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	23.72%	9.72%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	10.85%	9.53%

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn: Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	9.28%	2.16%

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Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	8.73%	2.04%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7.43%	1.73%

Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	49.42%	35.55%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	28.01%	20.15%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	15.93%	20.32%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	35.25%	26.42%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	18.39%	13.78%

	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	14.70%	18.66%

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Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	7.77%	7.36%

	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.60%	6.36%

Class C Shares	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	34.85%	26.72%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	19.68%	15.09%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	9.13%	9.53%

	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	8.12%	6.23%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.62%	4.31%

	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.46%	9.72%

Class I Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	31.58%	20.32%

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Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	16.32%	4.58%

	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	14.94%	4.19%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	6.90%	1.94%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.36%	1.51%

Class R3 Shares	Ascensus Trust Company FBO Make-A-Wish 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	40.25%	40.25%

	Ascensus Trust Company FBO Golden West Construction 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	19.67%	19.67%

	MG Trust Company Cust. FBO Republic Land Development 717 17th Street Suite 1300 Denver CO 80202-3304	16.40%	16.40%

	State Street Bank 401K Plan FBO ADP Access 401(K) Product 1 Lincoln St Boston MA 02111-2901	11.43%	11.43%

	Ascensus Trust Company FBO Executive Marketing Consultants Inc P.O. Box 10758 Fargo ND 58106-0758	8.48%	8.48%

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At the close of business on July 15, 2014, there were 2,217,954.540 Class A shares, 275,554.253 Class C shares and 23,164,944.721 Class I shares of the Target Fund outstanding. As of July 15, 2014, the board members and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on July 15, 2014, there were 1,741,046.729 Class A shares, 241,707.342 Class C shares, 2,357,499.855 Class I shares and 4,909.344 Class R3 shares of the Acquiring Fund outstanding. As of July 15, 2014, the board members and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333  West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Target Fund Board, the Acquiring Fund Board or any individual board member should write to their Fund, to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific board member and so indicates, it will be sent only to that board member. If a communication does not indicate a specific board member, it will be sent to the chair of the nominating and governance committee and to the Target Fund or Acquiring Fund Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800)  257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

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Approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Target Fund. A vote in favor of the Reorganization will also be considered a vote in favor of an amendment to the Corporation’s Articles of Incorporation effecting the Reorganization.

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Target Fund Board, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining a quorum but do not count as votes “FOR” the proposal and have the same effect as a vote “AGAINST” the proposal. The presence in person or by proxy of the holders of ten percent (10%) of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of the proposal are not received by the scheduled time of the Special Meeting, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Special Meeting to permit further solicitation of proxies. The Special Meeting may be adjourned without notice other than announcement at the Special Meeting for not more than 120 days after the Record Date for the Special Meeting. At such adjourned meeting at which the requisite shares entitled to vote thereat shall be represented, any business may be transacted which could have been transacted at the meeting as originally notified. Prior to being convened, the Special Meeting may be postponed for not more than 120 days after the Record Date for the Special Meeting.

Proxies of shareholders of the Target Fund are solicited by the Target Fund Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

July [    ], 2014

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

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APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of             , 2014 by Nuveen Investment Trust II, a Massachusetts business trust (the “Trust”), on behalf of Nuveen International Growth Fund, a series of the Trust (the “Acquiring Fund”), and Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of Nuveen International Select Fund, a series of the Corporation (the “Target Fund” and, together with the Acquiring Fund, the “Funds”), and Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”) (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement and an amendment to the Corporation’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) in substantially the form attached hereto as Exhibit A (the “Amendment”) to be adopted in accordance with the Maryland General Corporation Law.

WHEREAS, the Target Fund is a separate series of the Corporation and the Acquiring Fund is a separate series of the Trust, and the Corporation and the Trust are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Directors of the Corporation (the “Target Fund Board”) and the Board of Trustees of the Trust (the “Acquiring Fund Board”) have made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Class A, Class C and Class I Acquiring Fund Shares, computed in the manner set forth in Section 2.3 herein; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation Time, as such term is defined in Section 2.1.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will make a liquidating distribution of each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record of each corresponding class of shares, determined as of the close of business on the Closing Date, as such term is defined in Section 3.1 (collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Target Fund shall be cancelled on the books of the Target Fund and retired.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, as set forth in Section 1.1.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Target Fund shall completely liquidate and be terminated and have its affairs wound up in accordance with Maryland state law, as soon as practicable following the Closing Date and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        BOARD REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen open-end funds adopted by the Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets net of liabilities with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund share of the corresponding class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing shall occur on September 12, 2014 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause the transfer agent for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Class A, Class C and Class I Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Class A, Class C and Class I Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Corporation, on behalf of the Target Fund, represents and warrants as follows:

(a)        The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)        The Target Fund is a separate series of the Corporation duly authorized in accordance with the applicable provisions of the Corporation’s Articles of Incorporation.

(c)        The Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Corporation’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of October 31, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)        The unaudited semi-annual financial statements of the Target Fund as of April 30, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of April 30, 2014, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        All issued and outstanding shares of the Target Fund are, and as of the Closing Date will be, duly and validly issued, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Target Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust (“Declaration of Trust”).

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of July 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Acquiring Fund as of January 31, 2014 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of January 31, 2014, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing Date will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing

Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(m)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(p)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Corporation will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Corporation’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Corporation, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Corporation, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.9.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Trust’s Chief Administrative Officer or Vice President and its Controller or Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1        All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Corporation’s President or Vice President and the Controller or Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Corporation.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund hereunder shall also be subject to the following:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Corporation’s Articles of Incorporation and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Corporation’s President or Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing and as to such other matters as the Target Fund shall reasonably request.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Corporation is a corporation validly existing and in good standing under the laws of the State of Maryland.

(b)        The Agreement has been duly authorized, executed and delivered by the Corporation, on behalf of the Target Fund, and constitutes a valid and legally binding obligation of the Corporation, on behalf of the Target Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Corporation, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Corporation’s Articles of Incorporation or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Corporation is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the State of Maryland for the transfer of the Target Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.8        The Target Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

(b)        The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.9        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the Effective Time.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.9.

ARTICLE IX

EXPENSES

9.1        The Adviser or an affiliate will bear all expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Corporation’s President or Vice President and the Trust’s Chief Administrative Officer or Vice President without further action by the Target Fund Board or Acquiring Fund Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Corporation, the Directors of the Corporation, the Target Fund, the Trust, the Trustees of the Trust, the Acquiring Fund, the Adviser, or the Corporation’s, Trust’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and officers of the Trust as specifically authorized by the Target Fund Board or Acquiring Fund Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of the Acquiring Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST II, on behalf of Nuveen International Growth Fund

By:
Name:	Kathleen L. Prudhomme
Title:	Vice President and Assistant Secretary

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN INVESTMENT FUNDS, INC., on behalf of Nuveen International Select Fund

By:
Name:	Kathleen L. Prudhomme
Title:	Vice President and Assistant Secretary

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:	Kevin J. McCarthy
Title:	Managing Director

ACKNOWLEDGED:

By:
Name:
Title:

EXHIBIT A TO AGREEMENT AND PLAN OF REORGANIZATION

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

NUVEEN INVESTMENT FUNDS, INC.

The undersigned officer of Nuveen Investment Funds, Inc. (the “Corporation”), a Maryland corporation, hereby certifies that the following amendments to the Corporation’s Amended and Restated Articles of Incorporation have been advised by the Corporation’s Board of Directors and approved by the Corporation’s stockholders in the manner required by the Maryland General Corporation Law, such amendment to become effective September 12, 2014 at the Effective Time referred to below:

WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes (i.e., series), each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interests of the holders of the Class GGG shares of the Corporation (also known as “Nuveen International Select Fund”) that the assets belonging to such class be transferred to Nuveen International Growth Fund, a series of Nuveen Investment Trust II, a Massachusetts business trust (the “Trust”), in exchange for Class A, Class C and Class I shares of beneficial interest in Nuveen International Growth Fund, which are to be delivered to former Nuveen International Select Fund holders;

WHEREAS, Nuveen International Select Fund and Nuveen International Growth Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, in order to bind all holders of shares of Nuveen International Select Fund to the foregoing transactions and as set forth in the Agreement and Plan of Reorganization, and in particular to bind such holders to the exchange of their shares of Nuveen International Select Fund for Class A, Class C and Class I shares of beneficial interest in Nuveen International Growth Fund, it is necessary to adopt an amendment to the Corporation’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that effective as of the Effective Time referred to below, the Corporation’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(HH) immediately following Article IV(GG) thereof:

Article IV(HH).    (a) For purposes of this Article IV(HH), the following terms shall have the following meanings:

“Acquiring Fund” means Nuveen International Growth Fund, a series of the Trust.

“Class A Acquiring Fund Shares” means the Acquiring Fund’s Class A shares of beneficial interest.

A-1

“Class C Acquiring Fund Shares” means the Acquiring Fund’s Class C shares of beneficial interest.

“Class I Acquiring Fund Shares” means the Acquiring Fund’s Class I shares of beneficial interest.

“Class A Target Fund Shares” means the Corporation’s Class GGG Common Shares.

“Class C Target Fund Shares” means the Corporation’s Class GGG, Series 3 Common Shares.

“Class I Target Fund Shares” means the Corporation’s Class GGG, Series 5 Common Shares.

“Closing” means the occurrence of the transactions set forth in (b) and (c) below on the Closing Date.

“Closing Date” means September 12, 2014.

“Corporation” means this corporation.

“Effective Time” means immediately after the Valuation Time on the Closing Date.

“Plan” means the Agreement and Plan of Reorganization dated             , 2014 on behalf of the Acquiring Fund and the Target Fund.

“Target Fund” means the Corporation’s Nuveen International Select Fund, which is represented by the Corporation’s Class GGG shares.

“Trust” means Nuveen Investment Trust II, a Massachusetts business trust.

“Valuation Time” means the close of regular trading on the New York Stock Exchange on the Closing Date.

(b)        As of the Effective Time, the Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date.

(c)        As of the Effective Time, the Acquiring Fund will: (i) deliver to the Target Fund the number of full and fractional Class A, Class C and Class I Acquiring Fund Shares, computed in the manner set forth in (d) below; and (ii) assume all the liabilities of the Target Fund not discharged by the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in the Plan or herein.

A-2

(d)        The number of Class A, Class C and Class I Acquiring Fund Shares to be delivered to holders of Class A Target Fund Shares, Class C Target Fund Shares and Class I Target Fund Shares, respectively, shall be determined as follows:

(i)        Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in (b) and (c) above, shall be determined with respect to Class A, Class C and Class I of the Target Fund Shares by dividing the value of the assets net of liabilities with respect to each such class of shares determined in accordance with (ii) below by the net asset value of an Acquiring Fund share of the corresponding class determined in accordance with (iii) below.

(ii)        The value of the Target Fund’s assets and liabilities shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen open-end funds adopted by the Board of Directors of the Corporation or such other valuation procedures as shall be mutually agreed upon by the parties.

(iii)        As of the Effective Time, the Target Fund will distribute the Acquiring Fund Shares received pursuant to (c) above to its shareholders of record with respect to each corresponding class of shares, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to Class A, Class C and Class I Target Fund Shares by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Target Fund shall be cancelled on the books of the Target Fund and retired.

(e)        From and after the Effective Time, the Target Fund shares cancelled and retired pursuant to paragraph (d)(iii) above shall have the status of authorized and unissued common shares of the Corporation, without designation as to series.

The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on September        , 2014.

NUVEEN INVESTMENT FUNDS, INC.

By:
Kathleen Prudhomme
Its:	Vice President and Assistant Secretary

Witness:

Assistant Secretary

A-3

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                               XXX-0814

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend the Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 12, 2014

Please detach at perforation before mailing.

PROXY	NUVEEN INTERNATIONAL SELECT FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 12, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen International Select Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen Prudhomme and Christopher Rohrbacher, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen International Select Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 12, 2014, at 10:00 a.m. Central time, at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen International Select Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen International Select Fund

Shareholders Meeting to Be Held on September 12, 2014.

The Proxy Statement for this Meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

The Board of Directors recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen International Select Fund (the “Target Fund”) to Nuveen International Growth Fund (the “Acquiring Fund”) in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Class A shares of the Acquiring Fund to the holders of Class A shares of the Target Fund, Class C shares of the Acquiring Fund to the holders of Class C shares of the Target Fund and Class I shares of the Acquiring Fund to the holders of Class I shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”). A vote in favor of the Reorganization will be considered a vote in favor of an amendment to Nuveen Investment Funds, Inc.’s Articles of Incorporation effecting the Reorganization.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN INTERNATIONAL GROWTH FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN INTERNATIONAL SELECT FUND

333 West Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July [    ], 2014 for use in connection with the special meeting of shareholders (the “Special Meeting”) of Nuveen International Select Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), to be held on September 12, 2014. At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen International Growth Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Corporation at the address shown above or by calling (800) 257-8787. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The Target Fund’s Statement of Additional Information, dated February 28, 2014, as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Target Fund. The Acquiring Fund’s Statement of Additional Information, dated November 29, 2013, as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on January 31, 2014.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended October 31, 2013, and the unaudited financial statements for the Target Fund are contained in the Target Fund’s Semi-Annual Report for the six-month period ended April 30, 2014, each of which is incorporated herein by reference only insofar as it relates to the Target Fund. The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2013, and the unaudited financial statements for the Acquiring Fund are contained in the Acquiring Fund’s Semi-Annual Report for the six-month period ended January 31, 2014, each of which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts of the Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein.

The date of this Statement of Additional Information is July [    ], 2014.

Appendix A

Pro Forma Financial Information

(Unaudited)

A-1

Pro Forma Portfolio of

Investments January 31, 2014 (Unaudited)

Pro Forma Financial Statements for the Reorganization of Nuveen International Select Fund (the “Target Fund”) into Nuveen International Growth Fund (the “Acquiring Fund”)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			LONG-TERM INVESTMENTS – 94.9%

			COMMON STOCKS – 94.7%

			Aerospace & Defense – 1.0%

1,324,000	1,292,000	2,616,000	AviChina Industry & Technology Company Limited, (5)	$775,204	$754,806	$—	$1,530,010

22,548	32,598	55,146	European Aeronautic Defence & Space Company, (5)	1,597,419	2,309,431	—	3,906,850
			Total Aerospace & Defense	2,372,623	3,064,237	—	5,436,860

			Air Freight & Logistics – 0.1%

—	9,703	9,703	bpost, (5)	—	189,100	—	189,100

—	339	339	Oesterreichische Post, (5)	—	15,623	—	15,623

—	188,666	188,666	Singapore Post, (5)	—	197,541	—	197,541
			Total Air Freight & Logistics	—	402,264	—	402,264

			Airlines – 1.0%

78,372	111,225	189,597	EasyJet PLC, (5)	2,116,802	3,004,152	—	5,120,954

			Auto Components – 0.3%

—	6,412	6,412	Hyundai Mobis, (5)	—	1,836,450	—	1,836,450

			Automobiles – 1.9%

—	1,410,500	1,410,500	Astra International, (5)	—	742,122	—	742,122

12,094	41,988	54,082	Daimler AG	1,010,161	3,507,108	—	4,517,269

161,000	334,000	495,000	Mazda Motor Corporation, (2), (5)	772,179	1,601,913	—	2,374,092

—	94,523	94,523	Suzuki Motor, (5)	—	2,450,209	—	2,450,209
			Total Automobiles	1,782,340	8,301,352	—	10,083,692

			Beverages – 1.3%

—	154,500	154,500	Ambev Sa, (5)	—	1,010,430	—	1,010,430

—	98,729	98,729	Diageo, (5)	—	2,927,926	—	2,927,926

—	44,931	44,931	Heineken, (5)	—	2,737,473	—	2,737,473
			Total Beverages	—	6,675,829	—	6,675,829

			Biotechnology – 1.5%

19,654	31,399	51,053	Genmab AS, (2), (5)	782,527	1,250,156	—	2,032,683

44,010	68,209	112,219	Grifols SA, (5)	1,743,236	2,701,758	—	4,444,994

96,986	193,451	290,437	Mesoblast Limited, (2), (5)	499,125	995,571	—	1,494,696
			Total Biotechnology	3,024,888	4,947,485	—	7,972,373

A-2	Nuveen Investments

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Capital Markets – 1.6%

147,000	199,000	346,000	Daiwa Securities Group Inc., (5)	$1,363,337	$1,845,608	$—	$3,208,945

49,028	62,274	111,302	Hargreaves Lansdown PLC, (5)	1,195,867	1,518,959	—	2,714,826

—	118,485	118,485	UBS, (5)	—	2,350,067	—	2,350,067
			Total Capital Markets	2,559,204	5,714,634	—	8,273,838

			Chemicals – 0.8%

—	11,135	11,135	Agrium, (5)	—	969,859	—	969,859

—	1,099,000	1,099,000	Huabao International Holdings, (5)	—	556,482	—	556,482

—	443,865	443,865	Incitec Pivot, (5)	—	1,108,759	—	1,108,759

—	38,231	38,231	Symrise, (5)	—	1,740,889	—	1,740,889
			Total Chemicals	—	4,375,989	—	4,375,989

			Commercial Banks – 8.5%

—	215,910	215,910	Akbank T.A.S., (5)	—	552,344	—	552,344

—	40,467	40,467	Axis Bank, (5)	—	725,580	—	725,580

—	287,443	287,443	Banco do Brasil, (5)	—	2,472,492	—	2,472,492

—	104,700	104,700	Bangkok Bank, (5)	—	542,984	—	542,984

—	86,466	86,466	Bank of India, (5)	—	264,717	—	264,717

—	2,393,065	2,393,065	Bank of Mandiri, (5)	—	1,697,419	—	1,697,419

437,713	584,238	1,021,951	Barclays PLC, (5)	1,954,060	2,608,186	—	4,562,246

—	3,652,350	3,652,350	China Construction Bank, Class H, (5)	—	2,530,153	—	2,530,153

—	179,838	179,838	Commercial International Bank, Reg S, (5)	—	794,955	—	794,955

87,785	146,168	233,953	Commerzbank AG, (2), (5)	1,486,016	2,474,336	—	3,960,352

—	41,900	41,900	KB Financial Group, (5)	—	1,438,847	—	1,438,847

—	1,224,303	1,224,303	Lloyds Banking Group, (5)	—	1,669,632	—	1,669,632

920,595	—	920,595	Lloyds TSB Group PLC, (2)	1,255,453	—	—	1,255,453

—	44,396	44,396	Nedbank Group, (5)	—	773,767	—	773,767

—	60,929	60,929	Otp Bank Plc, (5)	—	1,115,182	—	1,115,182

—	83,826	83,826	Punjab National Bank, (5)	—	731,964	—	731,964

—	1,034,306	1,034,306	Sberbank, (5)	—	2,870,110	—	2,870,110

—	59,856	59,856	Shinhan Financial Group, ADR, (5)	—	2,525,951	—	2,525,951

—	51,012	51,012	Standard Bank Group, (5)	—	539,070	—	539,070

—	112,648	112,648	Standard Chartered, (5)	—	2,289,453	—	2,289,453

211,537	228,565	440,102	Sumitomo Mitsui Financial Group, (5)	1,971,525	2,130,226	—	4,101,751

—	711,505	711,505	Sumitomo Mitsui Trust, (5)	—	3,375,471	—	3,375,471

—	781,207	781,207	The Bank of Yokohama, (5)	—	3,926,873	—	3,926,873

—	153,480	153,480	Turkiye Garanti Bankasi, (5)	—	406,348	—	406,348

—	436,783	436,783	Turkiye Is Bankasi, Class C, (5)	—	785,204	—	785,204
			Total Commercial Banks	6,667,054	39,241,264	—	45,908,318

Nuveen Investments	A-3

Pro Forma Portfolio of Investments January 31, 2014 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Communications Equipment – 2.1%

505,427	685,224	1,190,651	Alcatel-Lucent, (2), (5)	$2,021,542	$2,740,692	$—	$4,762,234

—	143,470	143,470	Ericsson	—	1,756,771	—	1,756,771

279,775	373,619	653,394	Nokia Oyj, (2), (5)	1,936,043	2,585,443	—	4,521,486
			Total Communications Equipment	3,957,585	7,082,906	—	11,040,491

			Commercial Services & Supplies – 0.3%

—	138,100	138,100	China Everbright International, (5)	—	181,751	—	181,751

—	22,872	22,872	Covanta Holding, (5)	—	411,696	—	411,696

—	64,626	64,626	K-Green Trust, (5)	—	50,787	—	50,787

—	12,064	12,064	Progressive Waste Solutions, (5)	—	276,869	—	276,869

—	2,812	2,812	Sp Plus Corp., (2), (5)	—	71,031	—	71,031

—	10,869	10,869	Waste Connections, (5)	—	444,325	—	444,325
			Total Commercial Services & Supplies	—	1,436,459	—	1,436,459

			Construction & Engineering – 0.8%

—	4,730	4,730	Ferrovial, (5)	—	90,759	—	90,759

—	45,672	45,672	Foster Wheeler, (5)	—	1,369,247	—	1,369,247

82,000	60,000	142,000	Nichireki Company Limited, (5)	919,089	672,504	—	1,591,593

—	22,988	22,988	Oci N.v., (5)	—	1,066,697	—	1,066,697

—	4,387	4,387	Promotora Y Operad, (5)	—	53,140	—	53,140

—	1,684	1,684	Vinci, (5)	—	110,116	—	110,116
			Total Construction & Engineering	919,089	3,362,463	—	4,281,552

			Construction Materials – 1.6%

20,628	32,947	53,575	Caesarstone Sdot- Yam Ltd., (5)	934,861	1,493,158	—	2,428,019

24,957	34,190	59,147	HeidelbergCement AG, (5)	1,852,291	2,537,577	—	4,389,868

—	165,003	165,003	PPC, (5)	—	442,481	—	442,481

—	532,800	532,800	Semen Gresik Persero, (5)	—	618,996	—	618,996

—	60,200	60,200	Siam Cement, (5)	—	733,964	—	733,964
			Total Construction Materials	2,787,152	5,826,176	—	8,613,328

			Distributors – 0.1%

—	39,496	39,496	Imperial Holdings, (5)	—	658,514	—	658,514

			Diversified Financial Services – 1.5%

—	47,922	47,922	Deutsche Boerse, (5)	—	3,680,071	—	3,680,071

37,520	53,101	90,621	Investment AB Kinnevik, Class B Shares, (5)	1,470,568	2,081,255	—	3,551,823

—	23,414	23,414	Japan Exchange Group, (5)	—	565,690	—	565,690
			Total Diversified Financial Services	1,470,568	6,327,016	—	7,797,584

			Diversified Telecommunication Services – 0.9%

54,078	57,444	111,522	Let’s Gowex SA, (5)	1,269,069	1,348,069	—	2,617,138

A-4	Nuveen Investments

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Diversified Telecommunication Services (continued)

—	57,300	57,300	Telekomunikasi Indonesia, ADR, (5)	$—	$2,078,271	$—	$2,078,271
			Total Diversified Telecommunication Services	1,269,069	3,426,340	—	4,695,409

			Electric Utilities – 0.7%

—	16,382	16,382	Alupar Investimento, (5)	—	105,623	—	105,623

—	8,051	8,051	Brookfield Infrastructure Partners, (5)	—	296,196	—	296,196

—	17,553	17,553	Cheung Kong Infrastructure Holdings, (5)	—	103,099	—	103,099

—	8,875	8,875	Duke Energy, (5)	—	626,753	—	626,753

—	920	920	Elia System Operator, (5)	—	42,353	—	42,353

—	30,096	30,096	Energa Sa, (5)	—	153,726	—	153,726

—	14,925	14,925	Energias do Brasil, (5)	—	59,681	—	59,681

—	7,736	7,736	Enersis, ADR, (5)	—	102,657	—	102,657

—	7,155	7,155	Fortis, (5)	—	196,710	—	196,710

—	4,748	4,748	Hafslund, Class B, (5)	—	36,169	—	36,169

—	64,925	64,925	Infratil, (5)	—	115,385	—	115,385

—	1,978	1,978	ITC Holdings, (5)	—	204,723	—	204,723

—	4,255	4,255	NextEra Energy, (5)	—	391,162	—	391,162

—	5,052	5,052	OGE Energy, (5)	—	172,122	—	172,122

—	10,754	10,754	Pinnacle West Capital, (5)	—	565,983	—	565,983

—	22,825	22,825	Power Assets Holdings, (5)	—	171,155	—	171,155

—	147,373	147,373	Power Grid, (5)	—	225,279	—	225,279

—	61,614	61,614	Spark Infrastructure Group, (5)	—	88,495	—	88,495

—	4,064	4,064	SSE, (5)	—	87,189	—	87,189

—	34,938	34,938	Terna-Rete Elettrica Nationale, (5)	—	169,391	—	169,391

—	18	18	Unitil, (5)	—	548	—	548
			Total Electric Utilities	—	3,914,399	—	3,914,399

			Electrical Equipment – 0.8%

—	244,907	244,907	Bharat Heavy Electricals, (5)	—	675,172	—	675,172

22,261	39,665	61,926	OSRAM Licht AG, (2)	1,301,034	2,318,219	—	3,619,253
			Total Electrical Equipment	1,301,034	2,993,391	—	4,294,425

			Electronic Equipment & Instruments – 0.6%

158,000	207,000	365,000	Delta Electronics Inc., (5)	864,710	1,132,879	—	1,997,589

—	435,077	435,077	Hon Hai Precision Industry, (5)	—	1,215,427	—	1,215,427
			Total Electronic Equipment & Instruments	864,710	2,348,306	—	3,213,016

			Energy Equipment & Services – 0.4%

—	69,515	69,515	Noble Corp Plc, (5)	—	2,157,050	—	2,157,050

			Food & Staples Retailing – 1.6%

—	21,000	21,000	Alimentation Couche Tard, Inc., (5)	—	1,549,333	—	1,549,333

Nuveen Investments	A-5

Pro Forma Portfolio of Investments January 31, 2014 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Food & Staples Retailing (continued)

16,200	—	16,200	Alimentation Couche-Tard B Shares	$1,195,200	$—	$—	$1,195,200

—	64,574	64,574	Carrefour, (5)	—	2,218,932	—	2,218,932

—	573,500	573,500	CP ALL, (5)	—	673,948	—	673,948

—	10,771	10,771	Magnit, GDR, 144A, (5)	—	513,611	—	513,611

—	88,796	88,796	Shoprite Holdings, (5)	—	1,144,458	—	1,144,458

—	27,767	27,767	Sugi Holdings, (5)	—	1,107,734	—	1,107,734
			Total Food & Staples Retailing	1,195,200	7,208,016	—	8,403,216

			Food Products – 2.0%

—	2,554,000	2,554,000	China Huishan Dair, (5)	—	840,403	—	840,403

2,165,000	—	2,165,000	China Modern Dairy Holdings Limited, (2)	715,173	—	—	715,173

—	38,090	38,090	DANONE, (5)	—	2,514,645	—	2,514,645

—	2,626,285	2,626,285	Golden Agri-Resources, (5)	—	1,066,450	—	1,066,450

829,000	1,451,000	2,280,000	Labixiaoxin Snacks Group Limited, (5)	533,888	947,548	—	1,481,436

—	50,408	50,408	Nestle, (5)	—	3,653,136	—	3,653,136

—	24,086	24,086	Tiger Brands, (5)	—	577,912	—	577,912
			Total Food Products	1,249,061	9,600,094	—	10,849,155

			Gas Utilities – 0.3%

—	279,247	279,247	CitySpring Infrastructure Trust, (5)	—	102,667	—	102,667

—	10,361	10,361	ENN Energy Holdings, (5)	—	67,037	—	67,037

—	2,285	2,285	GAIL India, GDR, (5)	—	77,987	—	77,987

—	105,871	105,871	Hong Kong & China Gas, (5)	—	217,955	—	217,955

—	43,055	43,055	Infraestructura En, (5)	—	185,174	—	185,174

—	3,408	3,408	Laclede Group, (5)	—	156,393	—	156,393

—	25,470	25,470	Petronas Gas, (5)	—	177,693	—	177,693

—	894	894	Piedmont Natural Gas, (5)	—	29,520	—	29,520

—	1,303	1,303	Rubis, (5)	—	84,602	—	84,602

—	47,845	47,845	Snam Rete Gas, (5)	—	262,286	—	262,286

—	1,369	1,369	South Jersey Industries, (5)	—	73,022	—	73,022

—	14,913	14,913	Tokyo Gas, (5)	—	73,959	—	73,959

—	83,834	83,834	Towngas China, (5)	—	97,562	—	97,562
			Total Gas Utilities	—	1,605,857	—	1,605,857

			Health Care Equipment & Supplies – 1.2%

—	1,401,892	1,401,892	Biosensors International Group, (5)	—	947,252	—	947,252

—	42,392	42,392	Covidien, (5)	—	2,892,830	—	2,892,830

47,542	63,457	110,999	GN Store Nord A/S, (5)	1,129,037	1,506,992	—	2,636,029
			Total Health Care Equipment & Supplies	1,129,037	5,347,074	—	6,476,111

A-6	Nuveen Investments

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Health Care Providers & Services – 0.7%

10,583	11,568	22,151	Fresenius SE & Company KGaA, (5)	$1,652,023	$1,805,796	$—	$3,457,819

			Hotels, Restaurants & Leisure – 2.0%

—	57,910	57,910	Carnival, (5)	—	2,269,493	—	2,269,493

230,000	206,000	436,000	Galaxy Entertainment Group Limited, WI/DD, (2), (5)	2,248,154	2,013,564	—	4,261,718

16,207	25,856	42,063	Whitbread PLC, (5)	997,955	1,592,098	—	2,590,053

—	353,600	353,600	Wynn Macau, (5)	—	1,501,821	—	1,501,821
			Total Hotels, Restaurants & Leisure	3,246,109	7,376,976	—	10,623,085

			Household Durables – 0.1%

—	11,854	11,854	Woongjin Coway, (5)	—	768,175	—	768,175

			Household Products – 0.6%

—	18,796	18,796	Henkel KGAA, (5)	—	2,034,611	—	2,034,611

—	228,900	228,900	Kimberly-Clark de Mexico, Series A, (5)	—	587,911	—	587,911

—	67,200	67,200	Via Varejo Sa, (5)	—	643,249	—	643,249
			Total Household Products	—	3,265,771	—	3,265,771

			Independent Power Producers & Energy Traders – 0.0%

—	7,312	7,312	CPFL Energias Renovaveis, (2), (5)	—	39,359	—	39,359

—	3,721	3,721	Edp Renovaveis Sa, (2), (5)	—	21,414	—	21,414

—	4,046	4,046	Empresa Nacional de Electrcidad, ADR, (5)	—	156,095	—	156,095

—	1,604	1,604	Transalta Renewables, Inc., (5)	—	16,404	—	16,404
			Total Independent Power Producers & Energy Traders	—	233,272	—	233,272

			Industrial Conglomerates – 0.9%

—	17,945	17,945	Beijing Enterprises Holdings, (5)	—	151,609	—	151,609

—	51,362	51,362	Bidvest Group, (5)	—	1,149,000	—	1,149,000

—	289,761	289,761	Koc Holding, (5)	—	984,748	—	984,748

—	17,951	17,951	SembCorp Industries, (5)	—	73,697	—	73,697

—	18,497	18,497	Siemens, (5)	—	2,340,145	—	2,340,145
			Total Industrial Conglomerates	—	4,699,199	—	4,699,199

			Insurance – 3.8%

—	13,110	13,110	Allianz, (5)	—	2,179,426	—	2,179,426

—	17,179	17,179	Aon, (5)	—	1,382,222	—	1,382,222

—	148,700	148,700	BB Seguridade Participacoes, (5)	—	1,398,732	—	1,398,732

301,279	251,604	552,883	Just Retirement Group PLC, (2), (5)	1,236,942	1,032,995	—	2,269,937

—	188,192	188,192	Korea Life Insurance, (5)	—	1,282,748	—	1,282,748

—	90,074	90,074	Mitsui Sumitomo Insurance Group, (5)	—	2,086,942	—	2,086,942

—	86,331	86,331	NKSJ Holdings, (5)	—	2,246,794	—	2,246,794

59,739	75,878	135,617	Prudential Corporation PLC, (5)	1,202,555	1,527,435	—	2,729,990

Nuveen Investments	A-7

Pro Forma Portfolio of Investments January 31, 2014 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Insurance (continued)

—	161,234	161,234	Sanlam, (5)	$—	$693,617	$—	$693,617

—	89,514	89,514	Willis Group Holdings, (5)	—	3,854,470	—	3,854,470
			Total Insurance	2,439,497	17,685,381	—	20,124,878

			Internet & Catalog Retail – 1.2%

11,869	15,076	26,945	ASOS PLC, (2), (5)	1,217,487	1,546,452	—	2,763,939

114,697	193,058	307,755	Ocado Group PLC, (2), (5)	984,108	1,656,451	—	2,640,559

8,500	—	8,500	Oisix Company Limited, (2)	337,563	—	—	337,563

—	17,300	17,300	Oisix, Inc., (5)	—	687,040	—	687,040
			Total Internet & Catalog Retail	2,539,158	3,889,943	—	6,429,101

			Internet Software & Services – 4.9%

8,906	17,224	26,130	Baidu.com, Inc., Sponsored ADR, (2), (5)	1,393,789	2,695,556	—	4,089,345

412,233	644,662	1,056,895	Blinkx PLC, (2), (5)	861,295	1,346,919	—	2,208,214

43,929	59,792	103,721	Criteo SA, (2), (5)	1,545,862	2,104,080	—	3,649,942

37,200	43,500	80,700	F@N Communications Inc., (5)	1,490,527	1,742,956	—	3,233,483

—	16,200	16,200	NetEase.com, ADR, (5)	—	1,214,514	—	1,214,514

1,693	2,397	4,090	NHN Corporation, (5)	1,068,206	1,512,399	—	2,580,605

67,725	95,093	162,818	Oniva Online Group Europe AB, (2), (5)	506,537	711,231	—	1,217,768

43,325	56,053	99,378	Opera Software ASA, (5)	592,337	766,354	—	1,358,691

132,333	62,073	194,406	Telecity Group PLC, (5)	1,551,159	727,598	—	2,278,757

18,500	25,700	44,200	Tencent Holdings Limited, WI/DD, (5)	1,295,839	1,801,825	—	3,097,664

168,220	228,500	396,720	UrtheCast Corporation, (2), (5)	406,296	551,888	—	958,184
			Total Internet Software & Services	10,711,847	15,175,320	—	25,887,167

			IT Services – 3.0%

19,342	25,024	44,366	Cancom SE, (5)	860,030	1,112,685	—	1,972,715

—	81,503	81,503	Cielo S.A., (5)	—	2,158,721	—	2,158,721

31,200	46,000	77,200	Digital Garage Inc., (5)	833,657	1,229,111	—	2,062,768

60,586	64,494	125,080	Interxion Holdings NV, (2), (5)	1,491,627	1,587,842	—	3,079,469

—	47,590	47,590	Tata Consultancy Services, (5)	—	1,700,913	—	1,700,913

51,800	65,719	117,519	WireCard AG, (5)	2,264,023	2,872,401	—	5,136,424
			Total IT Services	5,449,337	10,661,673	—	16,111,010

			Leisure Equipment & Products – 0.5%

53,513	80,661	134,174	Samchuly Bicycle Company Limited, (5)	1,057,543	1,594,052	—	2,651,595

			Life Sciences Tools & Services – 0.7%

3,764	5,526	9,290	Eurofins Scientific, (5)	957,507	1,405,745	—	2,363,252

2,750	4,332	7,082	Siegfried Holdings AG, (5)	491,480	774,215	—	1,265,695
			Total Life Sciences Tools & Services	1,448,987	2,179,960	—	3,628,947

A-8	Nuveen Investments

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Machinery – 4.6%

—	148,565	148,565	AMADA, (5)	$—	$1,202,012	$—	$1,202,012

40,571	42,292	82,863	Arcam AB, (2), (5)	1,752,772	1,827,123	—	3,579,895

2,474	2,453	4,927	Burckhardt Compression Holding AG, (5)	1,114,379	1,104,921	—	2,219,300

130,000	183,000	313,000	Hiwin Technologies Corporation, (5)	1,176,739	1,656,487	—	2,833,226

35,300	73,300	108,600	JTEKT Corporation, (5)	519,728	1,079,209	—	1,598,937

15,883	22,333	38,216	Jungheinrich AG, (5)	1,156,181	1,625,711	—	2,781,892

34,500	51,800	86,300	Nabtesco Corporation, (5)	764,826	1,148,348	—	1,913,174

4,000	15,652	19,652	SMC Corporation, (5)	1,001,812	3,920,096	—	4,921,908

—	87,386	87,386	THK, (5)	—	1,894,218	—	1,894,218

—	466,319	466,319	United Tractors, (5)	—	734,706	—	734,706

—	149,600	149,600	Weichai Power, Class H, (5)	—	568,472	—	568,472
			Total Machinery	7,486,437	16,761,303	—	24,247,740

			Media – 3.6%

—	97,895	97,895	Grupo Televisa, ADR, (5)	—	2,844,829	—	2,844,829

24,440	27,367	51,807	JC Decaux SA, (5)	1,042,230	1,167,059	—	2,209,289

80,200	72,800	153,000	Next Company Limited, (5)	784,014	711,674	—	1,495,688

79,893	169,825	249,718	Perform Group PLC, (2), (5)	325,057	690,958	—	1,016,015

29,345	44,803	74,148	Rightmove PLC, (5)	1,220,983	1,864,159	—	3,085,142

20,743	31,487	52,230	Schibsted ASA, (5)	1,215,792	1,845,522	—	3,061,314

59,662	65,317	124,979	SES SA, (5)	1,915,978	2,097,598	—	4,013,576

—	68,376	68,376	WPP, (5)	—	1,432,645	—	1,432,645
			Total Media	6,504,054	12,654,444	—	19,158,498

			Metals & Mining – 1.3%

—	633,856	633,856	Alrosa Zao, (5)	—	657,826	—	657,826

—	54,157	54,157	Anglo American, (5)	—	1,276,967	—	1,276,967

—	242,244	242,244	Glencore Xstrata, (5)	—	1,277,223	—	1,277,223

—	200,216	200,216	Grupo Mexico, Series B, (5)	—	644,931	—	644,931

—	126,076	126,076	Jindal Steel & Power, (5)	—	503,017	—	503,017

—	190,680	190,680	Kinross Gold, (5)	—	874,860	—	874,860

—	66,500	66,500	Vale, ADR, (5)	—	904,400	—	904,400

—	75,476	75,476	Yamana Gold, (5)	—	707,210	—	707,210
			Total Metals & Mining	—	6,846,434	—	6,846,434

			Multiline Retail – 0.1%

—	94,864	94,864	Woolworths Holdings, (5)	—	518,441	—	518,441

			Multi-Utilities – 1.2%

—	1,139	1,139	Alliant Energy, (5)	—	59,182	—	59,182

—	3,753	3,753	Canadian Utilities, Class A, (5)	—	127,712	—	127,712

Nuveen Investments	A-9

Pro Forma Portfolio of Investments January 31, 2014 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Multi-Utilities (continued)

—	27,140	27,140	CenterPoint Energy, (5)	$—	$635,076	$—	$635,076

—	29,782	29,782	Centrica, (5)	—	152,098	—	152,098

—	10,752	10,752	CMS Energy, (5)	—	298,798	—	298,798

—	11,205	11,205	Dominion Resources, (5)	—	760,932	—	760,932

—	49,931	49,931	DUET Group, (5)	—	91,074	—	91,074

—	78,181	78,181	E.ON, (5)	—	1,415,058	—	1,415,058

—	11,806	11,806	GDF Suez, (5)	—	260,601	—	260,601

—	50,213	50,213	Hera, (5)	—	115,780	—	115,780

—	15,977	15,977	National Grid, ADR, (5)	—	1,034,990	—	1,034,990

—	9,587	9,587	NiSource, (5)	—	329,505	—	329,505

—	3,252	3,252	PG&E, (5)	—	137,072	—	137,072

—	5,588	5,588	Sempra Energy, (5)	—	518,063	—	518,063

—	12,213	12,213	Suez Environnement, (5)	—	218,745	—	218,745

—	14,784	14,784	Vector, (5)	—	30,197	—	30,197

—	1,223	1,223	Wisconsin Energy, (5)	—	52,185	—	52,185
			Total Multi-Utilities	—	6,237,068	—	6,237,068

			Oil, Gas & Consumable Fuels – 5.8%

—	1,100	1,100	AltaGas, (5)	—	40,909	—	40,909

—	32,240	32,240	BP, ADR, (5)	—	1,511,734	—	1,511,734

139,459	185,884	325,343	BW LPG Limited, (2), (5)	1,549,557	2,065,394	—	3,614,951

104,600	161,300	265,900	Canacol Energy Limited, (2), (5)	653,662	1,007,989	—	1,661,651

—	56,250	56,250	Canadian Natural Resources, (5)	—	1,844,444	—	1,844,444

—	17,248	17,248	Cenovus Energy, (5)	—	451,274	—	451,274

—	603,000	603,000	CNOOC, (5)	—	936,648	—	936,648

—	32,868	32,868	Enbridge, (5)	—	1,380,127	—	1,380,127

—	55,717	55,717	EnCana, (5)	—	1,001,530	—	1,001,530

—	199,222	199,222	Gazprom OAO, ADR, (5)	—	1,640,599	—	1,640,599

—	16,356	16,356	Gibson Energ, (5)	—	397,684	—	397,684

—	128,370	128,370	INPEX, (5)	—	1,521,024	—	1,521,024

—	1,616	1,616	Keyera, (5)	—	95,763	—	95,763

—	13,012	13,012	Kinder Morgan, (5)	—	442,538	—	442,538

—	10,576	10,576	Koninklijke Vopak, (5)	—	581,267	—	581,267

—	10,412	10,412	LUKOIL, ADR, (5)	—	591,129	—	591,129

—	553	553	Magellan Midstream Partners, (5)	—	36,752	—	36,752

—	5,071	5,071	ONEOK, (5)	—	347,313	—	347,313

—	152,600	152,600	Pacific Rubiales Energy, (5)	—	2,319,657	—	2,319,657

22,100	—	22,100	Paramount Bed Company Limited, (2)	831,615	—	—	831,615

A-10	Nuveen Investments

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Oil, Gas & Consumable Fuels (continued)

—	30,100	30,100	Paramount Resources Ltd, Class A, (5)	$—	$1,132,652	$—	$1,132,652

—	146,077	146,077	PTT Exploration and Production Public Company, (5)	—	681,392	—	681,392

—	6,755	6,755	SemGroup, (5)	—	417,189	—	417,189

—	19,278	19,278	Sinopec Kantons Holdings, (5)	—	22,495	—	22,495

—	27,224	27,224	Spectra Energy, (5)	—	978,703	—	978,703

—	202,570	202,570	Talisman Energy, (5)	—	2,180,754	—	2,180,754

—	57,700	57,700	Tambang Batubara Bukit Asam, (5)	—	43,645	—	43,645

—	401	401	Targa Resources, (5)	—	36,206	—	36,206

—	22,870	22,870	Total SA, (5)	—	1,304,780	—	1,304,780

—	17,232	17,232	TransCanada, (5)	—	748,558	—	748,558

—	4,818	4,818	Western Gas Partners, (5)	—	286,478	—	286,478

—	19,081	19,081	Williams, (5)	—	772,590	—	772,590

—	43,654	43,654	YPF Sociedad Anonima, (5)	—	968,682	—	968,682
			Total Oil, Gas & Consumable Fuels	3,034,834	27,787,899	—	30,822,733

			Personal Products – 0.4%

—	45,400	45,400	Natura Cosmeticos, (5)	—	735,407	—	735,407

—	6,286	6,286	L’oreal, (5)	—	1,032,008	—	1,032,008

—	13,727	13,727	Oriflame Cosmetics, SDR, (5)	—	378,423	—	378,423
			Total Personal Products	—	2,145,838	—	2,145,838

			Pharmaceuticals – 6.6%

80,442	150,424	230,866	BTG PLC, (2), (5)	783,107	1,464,386	—	2,247,493

397,654	591,533	989,187	Evolva Holdings SA, (2), (5)	583,334	867,743	—	1,451,077

—	147,554	147,554	GlaxoSmithKline, (5)	—	3,792,754	—	3,792,754

—	186,237	186,237	Kyowa Hakko Kirin, (5)	—	1,886,849	—	1,886,849

—	48,879	48,879	Novartis, (5)	—	3,863,438	—	3,863,438

51,060	64,858	115,918	Novo Nordisk A/S, (5)	2,021,210	2,567,403	—	4,588,613

—	14,915	14,915	Roche Holding, (5)	—	4,092,163	—	4,092,163

—	39,560	39,560	Sanofi-Aventis, (5)	—	3,867,450	—	3,867,450

36,377	46,205	82,582	Shire PLC, ADR, (5)	1,815,446	2,305,928	—	4,121,374

10,800	17,300	28,100	Sosei Group Corporation, (2), (5)	417,413	668,635	—	1,086,048

10,834	15,339	26,173	Valeant Pharmaceuticals International, (2), (5)	1,469,524	2,080,582	—	3,550,106
			Total Pharmaceuticals	7,090,034	27,457,331	—	34,547,365

			Professional Services – 0.5%

12,500	17,400	29,900	Nihon M&A Center Inc., (5)	1,038,068	1,444,990	—	2,483,058

			Real Estate Investment Trust – 0.2%

—	6,175	6,175	American Tower, Class A, (5)	—	499,434	—	499,434

—	6,760	6,760	Corrections Corporation of America, REIT, (5)	—	226,933	—	226,933

Nuveen Investments	A-11

Pro Forma Portfolio of Investments January 31, 2014 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Real Estate Investment Trust (continued)

—	2,610	2,610	Geo Group, (5)	$—	$87,383	$—	$87,383

—	86,662	86,662	Parkway Life, REIT, (5)	—	153,554	—	153,554
			Total Real Estate Investment Trust	—	967,304	—	967,304

			Real Estate Management & Development – 2.6%

—	86,889	86,889	Cheung Kong Holdings, (5)	—	1,288,892	—	1,288,892

310,735	381,002	691,737	Foxtons Group PLC, (2), (5)	1,784,955	2,188,590	—	3,973,545

649,000	691,000	1,340,000	Global Logistic Properties Limited, WI/DD, (5)	1,420,485	1,512,413	—	2,932,898

43,000	56,000	99,000	Mitsui Fudosan Co., Ltd, (5)	1,357,911	1,768,443	—	3,126,354

25,000	32,000	57,000	Sumitomo Realty & Development Company Limited, (5)	1,103,827	1,412,900	—	2,516,727
			Total Real Estate Management & Development	5,667,178	8,171,238	—	13,838,416

			Road & Rail – 0.8%

—	35,243	35,243	Asciano Group, (5)	—	172,968	—	172,968

—	48,143	48,143	Aurizon Holdings, (5)	—	207,034	—	207,034

11,742	5,003	16,745	Canadian Pacific Railway Limited, (5)	1,778,678	757,854	—	2,536,532

—	140,130	140,130	ComfortDelGro, (5)	—	211,777	—	211,777

—	6,327	6,327	Genesee & Wyoming, Class A, (2), (5)	—	571,581	—	571,581

—	11,000	11,000	Localiza Rent A Ca, (5)	—	139,024	—	139,024

—	60,389	60,389	MTR, (5)	—	213,968	—	213,968

—	1,299	1,299	Union Pacific, (5)	—	226,338	—	226,338
			Total Road & Rail	1,778,678	2,500,544	—	4,279,222

			Semiconductors & Equipment – 3.2%

78,339	99,503	177,842	ARM Holdings PLC, (5)	1,195,882	1,518,960	—	2,714,842

97,213	138,270	235,483	CSR PLC, (5)	1,055,277	1,500,963	—	2,556,240

700,000	1,117,000	1,817,000	Epistar Corporation, (5)	1,555,566	2,482,240	—	4,037,806

40,636	51,436	92,072	Himax Technologies, Inc. ADR, (5)	594,911	753,023	—	1,347,934

—	2,359	2,359	Samsung Electronics, GDR, (5)	—	2,793,548	—	2,793,548

—	22,940	22,940	Sk Hynix, Inc., (5)	—	799,320	—	799,320

—	854,959	854,959	Taiwan Semiconductor Manufacturing, (5)	—	2,944,013	—	2,944,013
			Total Semiconductors & Equipment	4,401,636	12,792,067	—	17,193,703

			Software – 1.4%

1,081,551	1,373,748	2,455,299	Monitise PLC, (2), (5)	1,180,964	1,500,021	—	2,680,985

—	11,635	11,635	Nintendo, (5)	—	1,334,488	—	1,334,488

11,630	7,686	19,316	Open Text Corporation, (5)	1,150,207	760,145	—	1,910,352

22,238	25,561	47,799	Xero Limited, (2), (5)	745,457	856,847	—	1,602,304
			Total Software	3,076,628	4,451,501	—	7,528,129

A-12	Nuveen Investments

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Specialty Retail – 0.8%

—	621	621	Dufry Ag, (2), (5)	$—	$97,264	$—	$97,264

95,000	129,299	224,299	Howden Joinery Group PLC, (5)	534,989	728,143	—	1,263,132

84,503	126,750	211,253	Sports Direct International, (2), (5)	946,997	1,420,446	—	2,367,443

—	77,271	77,271	Truworths International, (5)	—	509,684	—	509,684
			Total Specialty Retail	1,481,986	2,755,537	—	4,237,523

			Textiles, Apparel & Luxury Goods – 2.0%

—	31,695	31,695	Adidas, (5)	—	3,533,747	—	3,533,747

11,595	—	11,595	Adidas-Salomon AG	1,292,743	—	—	1,292,743

—	74,000	74,000	Eclat Textile Co., (5)	—	808,822	—	808,822

108,000	—	108,000	Eclat Textile Company Limited	1,180,443	—	—	1,180,443

32,269	43,748	76,017	Luxottica Group SpA, (5)	1,696,381	2,299,832	—	3,996,213
			Total Textiles, Apparel & Luxury Goods	4,169,567	6,642,401	—	10,811,968

			Tobacco – 0.9%

—	33,300	33,300	British American Tobacco, (5)	—	605,388	—	605,388

—	20,318	20,318	KT&G, (5)	—	1,427,042	—	1,427,042

—	24,901	24,901	Philip Morris International, (5)	—	1,945,764	—	1,945,764

—	99,295	99,295	Souza Cruz, (5)	—	869,410	—	869,410
			Total Tobacco	—	4,847,604	—	4,847,604

			Trading Companies & Distributors – 1.0%

79,660	119,505	199,165	Ashtead Group PLC, (5)	1,032,084	1,548,321	—	2,580,405

—	139,521	139,521	Mitsubishi, (5)	—	2,565,251	—	2,565,251
			Total Trading Companies & Distributors	1,032,084	4,113,572	—	5,145,656

			Transportation Infrastructure – 2.5%

—	3,747	3,747	Abertis Infraestructuras, (5)	—	83,615	—	83,615

—	3,774	3,774	Aeroports de Paris, (5)	—	425,807	—	425,807

218,500	162,800	381,300	Airports of Thailand PCL, (5)	1,133,409	844,481	—	1,977,890

—	46,586	46,586	Atlantia, (5)	—	1,059,624	—	1,059,624

—	148,325	148,325	Auckland International Airport, (5)	—	437,187	—	437,187

—	167,686	167,686	China Merchants Holdings International, (5)	—	570,620	—	570,620

—	136,146	136,146	Companhia de Concessoes Rodoviarias, (5)	—	873,331	—	873,331

—	378,253	378,253	COSCO Pacific, (5)	—	483,992	—	483,992

—	1,638	1,638	Flughafen Wien, (5)	—	131,725	—	131,725

—	998	998	Flughafen Zuerich, (5)	—	586,234	—	586,234

—	6,361	6,361	Fraport Frankfurt Airport, (5)	—	469,392	—	469,392

—	35,761	35,761	Groupe Eurotunnel, (5)	—	394,280	—	394,280

—	2,193	2,193	Grupo Aeroportuario del Centro Norte, ADR, (5)	—	54,430	—	54,430

—	3,044	3,044	Grupo Aeroportuario del Sureste, ADR, (5)	—	342,815	—	342,815

Nuveen Investments	A-13

Pro Forma Portfolio of Investments January 31, 2014 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Transportation Infrastructure (continued)

—	527,327	527,327	Hutchison Port Holdings Trust, (5)	$—	$349,961	$—	$349,961

—	391,206	391,206	International Container Terminal Services, (5)	—	848,156	—	848,156

30,700	60,495	91,195	Japan Airport Terminal Company, (5)	615,185	1,212,235	—	1,827,420

—	193,350	193,350	Jasa Marga, (5)	—	81,542	—	81,542

—	16,352	16,352	Kamigumi, (5)	—	146,459	—	146,459

—	7,752	7,752	Macquarie Atlas Roads Group, (5)	—	19,140	—	19,140

—	10,421	10,421	Mitsubishi Logistics, (5)	—	145,628	—	145,628

—	70,868	70,868	OHL Mexico, (5)	—	173,752	—	173,752

—	22,713	22,713	Port of Tauranga, (5)	—	266,114	—	266,114

—	47,910	47,910	Singapore Airport Terminal Services, (5)	—	117,460	—	117,460

—	10,384	10,384	Societa Iniziative Autostradali e Servizi, (5)	—	103,564	—	103,564

—	93,792	93,792	Sydney Airport, (5)	—	323,474	—	323,474

—	145,174	145,174	Transurban Group, (5)	—	877,161	—	877,161

—	38,613	38,613	Westports Holdings, (2), (5)	—	29,191	—	29,191

—	1,178	1,178	Westshore Terminals Investment, (5)	—	37,463	—	37,463

—	21,355	21,355	Wilson Sons, (5)	—	247,774	—	247,774
			Total Transportation Infrastructure	1,748,594	11,736,607	—	13,485,201

			Water Utilities – 0.6%

—	137,831	137,831	Aguas Andinas, Class A, (5)	—	88,098	—	88,098

—	3,950	3,950	American Water Works, (5)	—	168,152	—	168,152

—	1,754	1,754	Aqua America, (5)	—	42,008	—	42,008

1,588,000	2,710,000	4,298,000	Beijing Enterprises Water Group, (5)	892,614	1,530,245	—	2,422,859

—	3,261	3,261	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (5)	—	29,773	—	29,773

—	2,206	2,206	Companhia de Saneamento de Minas Gerais, (5)	—	28,767	—	28,767

—	3,958	3,958	Connecticut Water Service, (5)	—	133,385	—	133,385

—	28,603	28,603	Guangdong Investment, (5)	—	26,385	—	26,385

—	46,016	46,016	Hyflux, (5)	—	41,286	—	41,286

—	88,366	88,366	Manila Water, (5)	—	44,921	—	44,921
			Total Water Utilities	892,614	2,133,020	—	3,025,634

			Wireless Telecommunication Services – 3.3%

—	131,676	131,676	China Mobile, (5)	—	1,256,495	—	1,256,495

—	37,611	37,611	China Mobile Limited, (5)	—	1,799,686	—	1,799,686

—	5,637	5,637	Crown Castle International, (2), (5)	—	400,002	—	400,002

—	38,821	38,821	MegaFon OAO, GDR, (5)	—	1,152,103	—	1,152,103

10,726	15,075	25,801	Millicom International Cellular SA, (5)	1,042,481	1,465,171	—	2,507,652

—	97,850	97,850	Mobile TeleSystems, ADR, (5)	—	1,687,913	—	1,687,913

A-14	Nuveen Investments

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Wireless Telecommunication Services (continued)

—	64,068	64,068	MTN Group, (5)	$—	$1,144,085	$—	$1,144,085

—	22,600	22,600	Philippine Long Distance Telephone, ADR, (5)	—	1,346,508	—	1,346,508

—	4,304	4,304	Sarana Menara Nusa, (2), (5)	—	1,133	—	1,133

—	850	850	SBA Communications, Class A , (2), (5)	—	78,838	—	78,838

12,000	16,700	28,700	Softbank Corporation, (5)	868,761	1,209,027	—	2,077,788

—	67,100	67,100	Turkcell Iletisim Hizmetleri, ADR, (2), (5)	—	835,395	—	835,395

—	74,193	74,193	Vodacom Group, (5)	—	785,526	—	785,526

—	64,441	64,441	Vodafone Group, ADR, (5)	—	2,388,183	—	2,388,183
			Total Wireless Telecommunication Services	1,911,242	15,550,065	—	17,461,307
			Total Common Stocks (cost $108,233,760, $344,296,393 and $452,530,153)	114,523,551	388,708,443	—	503,231,994

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 0.2%

			Oil, Gas, & Consumable Fuels – 0.2%

—	805	805	Access Midstream Partners LP, (5)	—	45,120	—	45,120

—	518	518	Enterprise Products Partners LP, (5)	—	34,385	—	34,385

—	1,215	1,215	MarkWest Energy Partners LP, (5)	—	85,281	—	85,281

—	4,714	4,714	Oiltanking Partners LP, (5)	—	299,952	—	299,952

—	4,955	4,955	Plains All American Pipeline LP, (5)	—	250,178	—	250,178

—	1,812	1,812	Plains GP Holdings LP, (5)	—	46,061	—	46,061

—	1,029	1,029	Rose Rock Midstream LP, (5)	—	37,507	—	37,507

—	62	62	Southcross Energy Partners LP, (5)	—	1,106	—	1,106
			Total Master Limited Partnerships & MLP Affiliates (cost $0, $735,621, and $735,621)	—	799,590	—	799,590
			Total Long-Term Investments (Cost $108,233,760, $345,032,014 and $453,265,774)	114,523,551	389,508,033	—	504,031,584

Nuveen Investments	A-15

Pro Forma Portfolio of Investments January 31, 2014 (Unaudited) (continued)

Shares/Principal Amount (000)								Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Coupon		Maturity	Ratings (3)	Acquiring Fund	Target Fund	Pro Forma Adjustments		Pro Forma Combined Fund

			SHORT-TERM INVESTMENTS – 6.1%

			MONEY MARKET FUNDS – 2.5%

—	13,087,765	13,087,765	State Street Institutional Liquid Reserves Fund, (5)	0.060	% (4)	N/A	N/A	$—	$13,087,765	$—		$13,087,765

			U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.3%

$—	$10,000	$10,000	U.S. Treasury Bills, (5)	0.000%		2/13/14	Aaa	—	9,999,980	—		9,999,980

—	2,500	2,500	U.S. Treasury Bills, (5)	0.000%		7/24/14	Aaa	—	2,499,318	—		2,499,318
—	12,500	12,500	Total U.S. Government and Agency Obligations					—	12,499,298	—		12,499,298

			REPURCHASE AGREEMENTS – 1.3%
$6,786	$—	$6,786	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $6,785,985, collateralized by $6,410,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $6,922,800	0.000%		2/03/14	N/A	6,785,985	—	—		6,785,985
			Total Short-Term Investments (cost $6,785,985, $25,586,861 and $32,372,846)					6,785,985	25,587,063	—		32,373,048
			Total Investments (cost $115,019,745, $370,618,875 and $485,638,620) – 101.0%					121,309,536	415,095,096	—		536,404,632
			Other Assets Less Liabilities – (1.0%)					2,534,457	5,630,920	(13,348,511	) (6)	(5,183,134)
			Net Assets – 100%					$123,843,993	$420,726,016	$(13,348,511)		$531,221,498

Investments in Derivatives as of January 31, 2014

Target Fund

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Amsterdam Index (5)	Long	35	2/14	$3,644,211	$(197,512)
BIST 30 Index (5)	Short	(1,499)	2/14	(5,008,050)	231,004
British Pound (5)	Long	88	3/14	9,035,400	(5,319)
DAX Index (5)	Short	(12)	3/14	(3,772,405)	(65,991)
E-Mini MSCI Emerging Markets Index (5)	Long	60	3/14	2,775,900	(176,230)
Euro (5)	Short	(53)	3/14	(8,933,150)	184,616
Euro STOXX 50 (5)	Long	394	3/14	16,037,386	291,085
FTSE 100 Index (5)	Long	187	3/14	19,854,013	19,499
FTSE Bursa Malaysia KLCI Index (5)	Short	(81)	2/14	(2,170,529)	(19,762)
FTSE JSE Top 40 (5)	Short	(182)	3/14	(6,644,315)	(245,037)
Hang Seng China Enterprises Index (5)	Short	(135)	2/14	(8,526,398)	152,322
Japanese Yen (5)	Short	(74)	3/14	(9,041,875)	(32,221)
MSCI Taiwan Index (5)	Long	78	2/14	2,309,580	(46,451)
NASDAQ 100 E-Mini (5)	Short	(65)	3/14	(4,568,200)	(57,720)
Nikkei 225 Index (5)	Long	312	3/14	22,830,600	(1,818,810)
OMX Stockholm 30 Index (5)	Long	233	2/14	4,633,220	(50,147)
Russell 2000 Mini Index (5)	Short	(50)	3/14	(5,641,500)	(148,425)
S&P Midcap 400 E-Mini (5)	Short	(40)	3/14	(5,241,200)	(112,287)
S&P TSX 60 Index (5)	Long	51	3/14	7,180,983	332,732

A-16	Nuveen Investments

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
SET50 Index (5)	Short	(76)	3/14	$(1,972,869)	$122,722
SGX S&P CNX Nifty (5)	Short	(392)	2/14	(4,784,752)	50,176
SPI 200 (5)	Long	97	3/14	10,914,686	120,618
U.S. Dollar Index (5)	Short	(242)	3/14	(19,699,528)	(319,810)
				$13,211,208	$(1,790,948)
*	The aggregate Notional Amount at Value of long and short positions is $99,215,979 and $(86,004,771), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets of the Pro Forma Combined Fund.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	Based on the portfolio holdings of the Target Fund as of January 31, 2014, it is anticipated that the security, or a portion of the security, will be sold as a result of the Reorganization.

(6)	Figure assumes the Target Fund makes a net realized gain distribution of $13,348,511 to its shareholders prior to the Reorganization.

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

BIST	Borsa Istanbul

CNX	Credit Rating Information Services of India Limited

DAX	Deutscher Aktien Index

FTSE	Financial Times Stock Exchange

GDR	Global Depositary Receipt

JSE	Johannesburg Stock Exchange

KLCI	Kuala Lumpur Composite Index

MSCI	Morgan Stanley Capital International Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations

NVDR	Non-Voting Depository Receipt

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SDR	Swedish Depositary Receipt

SET	Stock Exchange of Thailand

SGX	Singapore Exchange Limited

SPI	Swiss Performance Index

TSX	Toronto Stock Exchange

See accompanying notes to pro forma financial statements.

Nuveen Investments	A-17

Pro Forma Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

	Acquiring Fund	Target Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Assets
Long-term Investments, at value (cost $108,233,760, $345,032,014 and $453,265,774, respectively)	$114,523,551	$389,508,033			$504,031,584
Short-term Investments, at value (cost approximates value)	6,785,985	25,587,063			32,373,048
Cash denominated in foreign currencies, at value (cost approximates value)	—	448,440			448,440
Receivable for:
Deposits with brokers for open futures contracts	—	775,000			775,000
Dividends and Interest	3,951	246,001			249,952
Due from broker	—	534,222			534,222
Investments sold	6,239,988	15,236,497			21,476,485
Reclaims	5,781	424,068			429,849
Shares sold	5,172,123	37,420			5,209,543
Variation margin on futures contracts	—	166,453			166,453
Other assets	10,245	14,964			25,209
Total assets	132,741,624	432,978,161	—		565,719,785
Liabilities
Cash overdraft	—	2,603,108			2,603,108
Payable for:
Distributions	—	—	13,348,511	(a)	13,348,511
Investments purchased	8,668,497	7,751,178			16,419,675
Shares redeemed	86,050	50,858			136,908
Variation margin on futures contracts	—	1,057,069			1,057,069
Accrued expenses:
Management fees	73,976	348,161			422,137
Reorganization(b)	—	159,760			159,760
Trustees/Directors fees	710	18,978			19,688
12b-1 distribution and service fees	10,819	7,716			18,535
Other	57,579	255,317			312,896
Total liabilities	8,897,631	12,252,145	13,348,511		34,498,287
Net assets	$123,843,993	$420,726,016	$(13,348,511)		$531,221,498

See accompanying notes to pro forma financial statements.

A-18	Nuveen Investments

Pro Forma Statement of Assets and Liabilities January 31, 2014 (Unaudited) (continued)

	Acquiring Fund	Target Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Class A Shares
Net assets	$40,454,621	$22,986,147	$(729,289	) (a)	$62,711,479
Shares outstanding	1,004,108	2,312,395	(1,759,966	) (c)	1,556,537
Net asset value (“NAV”) per share	$40.29	$9.94			$40.29
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$42.75	$10.55			$42.75
Class C Shares
Net assets	$3,620,041	$2,900,905	$(92,038	) (a)	$6,428,908
Shares outstanding	92,321	294,543	(222,909	) (c)	163,955
NAV and offering price per share	$39.21	$9.85			$39.21
Class R3 Shares
Net assets	$750,064				$750,064
Shares outstanding	18,718				18,718
NAV and offering price per share	$40.07				$40.07
Class I Shares
Net assets	$79,019,267	$394,838,964	$(12,527,184	) (a)	$461,331,047
Shares outstanding	1,951,807	39,699,980	(30,256,732	) (c)	11,395,055
NAV and offering price per share	$40.49	$9.95			$40.49
Net assets consist of:
Capital paid-in	$116,905,648	$359,606,596			$476,512,244
Undistributed (Over-distribution of) net investment income	(556,383)	(2,677,884)			(3,234,267)
Accumulated net realized gain (loss)	1,206,904	21,239,729	(13,348,511	) (a)	9,098,122
Net unrealized appreciation (depreciation)	6,287,824	42,557,575			48,845,399
Net assets	$123,843,993	$420,726,016	$(13,348,511)		$531,221,498
Authorized shares – per class	Unlimited	2 Billion			Unlimited
Par value per share	$0.01	$0.0001			$0.01

(a)	Figures assume the Target Fund makes a net realized gain distribution of $13,348,511 to its shareholders prior to the Reorganization.

(b)	Non-recurring costs associated with the October 2013 reorganization of Nuveen International Fund into the Target Fund.

(c)	The pro forma statements assume the issuance by the Acquiring Fund of 552,429 Class A shares, 71,634 Class C shares, and 9,443,248 Class I shares to shareholders of the corresponding share class of the Target Fund in connection with the proposed Reorganization.

See accompanying notes to pro forma financial statements.

Nuveen Investments	A-19

Pro Forma Statement of

Operations	Year Ended January 31, 2014 (Unaudited)

	Acquiring Fund		Target Fund		Pro Forma Adjustments		Pro Forma Combined Fund
Dividend and Interest Income (net of foreign tax withheld of $25,489, $947,452, and $972,941, respectively)	$386,723		$8,587,064				$8,973,787
Expenses
Management fees	377,879		4,489,925		(878,470	) (a)	3,989,334
12b-1 service fees – Class A	29,637		22,987				52,624
12b-1 distribution and service fees – Class C	5,916		13,762				19,678
12b-1 distribution and service fees – Class R3	3,231		—				3,231
Shareholder servicing agent fees and expenses	13,662		115,072				128,734
Custodian fees and expenses	156,879		598,106		(442,368	) (b)	312,617
Trustees/Directors fees and expenses	1,431		11,429				12,860
Professional fees	23,610		128,116		(18,761	) (b)	132,965
Shareholder reporting expenses	18,462		20,080		59,793	(b)	98,335
Federal and state registration fees	63,885		46,550		(4,835	) (b)	105,600
Reorganization expenses(c)	—		130,000				130,000
Other expenses	6,343		9,080		(1,852	) (b)	13,571
Total expenses before fee waiver/expense reimbursement	700,935		5,585,107		(1,286,493)		4,999,549
Fee waiver/expense reimbursement	(122,488	) (d)	(152,600	) (d)	24,162	(e)	(250,926)
Net expenses	578,447		5,432,507		(1,262,331)		4,748,623
Net investment income (loss)	(191,724)		3,154,557		1,262,331		4,225,164
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	5,922,485		37,742,024				43,664,509
Futures contracts	—		15,284,959				15,284,959
Change in net unrealized appreciation (depreciation) of:							—
Investments and foreign currency	3,377,242		(6,488,513)				(3,111,271)
Futures contracts	—		(7,647,053)				(7,647,053)
Net realized and unrealized gain (loss)	9,299,727		38,891,417				48,191,144
Net increase (decrease) in net assets from operations	$9,108,003		$42,045,974		$1,262,331		$52,416,308

(a)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the Pro Forma Combined Fund.

(b)	Reflects the anticipated changes in certain duplicative expenses as a result of the Reorganization.

(c)	Non-recurring costs associated with the October 2013 reorganization of Nuveen International Fund into the Target Fund.

(d)	Reflects the actual fee waiver/expense reimbursements made to the Funds based on the agreements in place during the 12 months ended January 31, 2014 and have not been adjusted for agreements in effect subsequent to the reporting period.

(e)	Reflects the change in expense reimbursements from applying the expense cap of the Pro Forma Combined Fund.

See accompanying notes to pro forma financial statements.

A-20	Nuveen Investments

Notes to

Pro Forma Financial Statements (Unaudited)

Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen International Select Fund (the “Target Fund”) into the Nuveen International Growth Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of January 31, 2014.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Combined Fund” or the “Fund”) will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Portfolio of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund as of January 31, 2014. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund for the period from February 1, 2013 through January 31, 2014 (the “Reporting Period”).

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If the Reorganization had occurred as of January 31, 2014, the Target Fund would not have been required to dispose of any of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions. However, due to the different investment styles of the sub-advisers, it is estimated that approximately 98% of the Target Fund’s portfolio will be sold. It is anticipated that such sales will occur prior to the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $41.4 million (approximately $0.98 per share) and brokerage commissions or other transaction costs of approximately $246,000, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on January 31, 2014. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Nuveen Fund Advisors, LLC (the “Adviser”) or its affiliates (“Nuveen”) will bear all expenses incurred in connection with the Reorganization.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the October 31, 2013 annual report and the April 30, 2014 semi-annual report of the Target Fund and the July 31, 2013 annual report and January 31, 2014 semi-annual report of the Acquiring Fund.

General Information and Significant Accounting Policies

General Information

Trust Information

The Pro Forma Combined Fund is part of the Nuveen Investment Trust II (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Pro Forma Combined Fund’s investment adviser is Nuveen Fund Advisors, a wholly-owned subsidiary of Nuveen Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Nuveen Investments	A-21

Notes to Pro Forma Financial Statements (Unaudited) (continued)

Investment Objectives

The Pro Forma Combined Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Pro Forma Combined Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during the period. The Pro Forma Combined Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Pro Forma Combined Fund’s shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Pro Forma Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Pro Forma Combined Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Pro Forma Combined Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

A-22	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Pro Forma Combined Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Pro Forma Combined Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Pro Forma Combined Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Pro Forma Combined Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Pro Forma Combined Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the

Nuveen Investments	A-23

Notes to Pro Forma Financial Statements (Unaudited) (continued)

use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Pro Forma Combined Fund’s fair value measurements as of the end of the reporting period:

Pro Forma Combined Fund	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$799,590	$—	$—	$799,590
Common Stocks	136,889,772	366,342,222	—	503,231,994
Short-Term Investments:
Money Market Funds	13,087,765	—	—	13,087,765
Repurchase Agreements	—	6,785,985	—	6,785,985
U.S. Government and Agency Obligations	—	12,499,298	—	12,499,298
Derivatives:
Futures Contracts**	(1,790,948)	—	—	(1,790,948)
Total	$148,986,179	$385,627,505	$—	$534,613,684
*	Refer to the Fund’s Pro Forma Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.
**	Represents the net unrealized appreciation (depreciation) as reported in the Pro Forma Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Pro Forma Combined Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Pro Forma Combined Fund
Common Stocks	$—	$(27,461,764)	$27,461,764	$—	$—	$—

The Nuveen funds’ Board of Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the fund’s pricing policies and reporting to the Board of Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

A-24	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Trustees.

Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Pro Forma Combined Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Pro Forma Combined Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Pro Forma Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Pro Forma Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Pro Forma Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Pro Forma Combined Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreement for the Pro Forma Combined Fund that is subject to a netting agreement as of the end of the reporting period, and the collateral delivered related to the repurchase agreement.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Pro Forma Combined Fund	State Street Bank	$6,785,985	$(6,785,985)	$—
*	As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreement. Refer to the Fund’s Pro Forma Portfolio of Investments for details on the repurchase agreement.

Investment in Derivatives

The Pro Forma Combined Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments	A-25

Notes to Pro Forma Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Pro Forma Combined Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Pro Forma Combined Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Income Tax Information

The Pro Forma Combined Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Pro Forma Combined Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Pro Forma Combined Fund. The amounts presented in this footnote assume that the Reorganization took place on January 31, 2014, and do not take into account the sale of securities of the Target Fund as part of the Reorganization.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding derivatives), as determined on a federal income tax basis, were as follows:

Pro Forma Combined Fund
Cost of investments	$492,696,517
Gross unrealized:
Appreciation	$72,546,250
Depreciation	(28,838,135)
Net unrealized appreciation (depreciation) of investments	$43,708,115

The tax components of undistributed net ordinary income and net long-term capital gains as of January 31, 2014, the Pro Forma Combined Fund’s last tax year end, were as follows:

Pro Forma Combined Fund
Undistributed net ordinary income[1]	$847,359
Undistributed net long-term capital gains	84,016
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of January 31, 2014, the Pro Forma Combined Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

A-26	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The Pro Forma Combined Fund has elected to defer late-year losses in accordance with federal income tax rules. Those losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Late-year ordinary losses[1]	$375,561
[1]	Specified losses incurred from November 1, 2013 through January 31, 2014.

Management Fees and Other Transactions with Affiliates

The Pro Forma Combined Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Pro Forma Combined Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Pro Forma Combined Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Pro Forma Combined Fund Fund-Level Fee Rate
For the first $125 million	.6500%
For the next $125 million	.6375
For the next $250 million	.6250
For the next $500 million	.6125
For the next $1 billion	.6000
For net assets over $2 billion	.5750

The annual complex-level fee for the Pro Forma Combined Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

If the Reorganization is approved by shareholders and completed, the Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Pro Forma Combined Fund commencing the first business day following the closing of the Reorganization through November 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Pro Forma Combined Fund	0.99%	November 30, 2015	1.45%

Nuveen Investments	A-27

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The Adviser may also voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of January 31, 2014, Nuveen owned shares of the Pro Forma Combined Fund as follows:

Pro Forma Combined Fund
Class A Shares	—
Class C Shares	2,122
Class R3 Shares	15,020
Class I Shares	27,775

A-28	Nuveen Investments

Financial

Highlights (Unaudited)

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2014(f)	$34.98	$(.23)	$6.40	$6.17	$(.14)	$(.72)	$(.86)	$40.29
2013	26.34	.10	8.62	8.72	(.08)	—	(.08)	34.98
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	(.10)	26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2014(f)	34.07	(.39)	6.25	5.86	—	(.72)	(.72)	39.21
2013	25.78	(.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2014(f)	34.77	(.23)	6.30	6.07	(.05)	(.72)	(.77)	40.07
2013	26.19	(.06)	8.65	8.59	(.01)	—	(.01)	34.77
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2014(f)	35.18	(.16)	6.42	6.26	(.23)	(.72)	(.95)	40.49
2013	26.49	.09	8.75	8.84	(.15)	—	(.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11

Nuveen Investments	A-29

	Ratios/Supplemental Data
		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

17.66%	$40,455	1.42	%**	(1.13	)%**	141%
33.17	7,056	1.42		.31		358
(15.58)	906	1.43		(.19)		246
25.16	1,402	1.43		.32		200
17.42	368	1.44		.20		185
25.35	314	1.45	**	1.22	**	49

17.23	3,620	2.17	**	(1.99	)**	141
32.20	144	2.17		(.61)		358
(16.16)	54	2.18		(.97)		246
24.20	453	2.18		(.65)		200
16.57	365	2.19		(.95)		185
25.10	313	2.20	**	.46	**	49

17.52	750	1.67	**	(1.19	)**	141
32.83	624	1.67		(.21)		358
(15.79)	463	1.68		(.39)		246
24.86	458	1.68		(.15)		200
17.14	367	1.69		(.45)		185
25.25	313	1.70	**	.97	**	49

17.81	79,019	1.17	**	(.80	)**	141
33.48	26,975	1.17		.29		358
(15.36)	19,107	1.18		.01		246
25.46	28,697	1.18		1.07		200
17.70	369	1.19		.05		185
25.45	314	1.20	**	1.33	**	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

A-30	Nuveen Investments

Financial Highlights (Unaudited) (continued)

International Select

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014(e)	$10.62	$.04		$(.03)	$.01	$(.11)	$(.28)	$(.39)	$10.24
2013	8.96	.06		1.71	1.77	(.11)	—	(.11)	10.62
2012	8.85	.08		.24	.32	(.11)	(.10)	(.21)	8.96
2011	9.54	.09		(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06		1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07		2.00	2.07	(.12)	—	(.12)	8.48
Class C (12/06)
2014(e)	10.48	—	**	(.04)	(.04)	(.04)	(.28)	(.32)	10.12
2013	8.84	(.01)		1.69	1.68	(.04)	—	(.04)	10.48
2012	8.72	.02		.24	.26	(.04)	(.10)	(.14)	8.84
2011	9.43	.02		(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01		1.00	1.01	—	—	—	9.43
2009	6.46	.03		1.97	2.00	(.04)	—	(.04)	8.42
Class I (12/06)
2014(e)	10.65	.05		(.03)	.02	(.14)	(.28)	(.42)	10.25
2013	8.98	.09		1.71	1.80	(.13)	—	(.13)	10.65
2012	8.87	.10		.24	.34	(.13)	(.10)	(.23)	8.98
2011	9.57	.12		(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09		1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08		2.01	2.09	(.15)	—	(.15)	8.49

Nuveen Investments	A-31

	Ratios/Supplemental Data
		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

.09%	$23,082	1.45	%*	.82	%*	84%
19.91	24,268	1.44		.61		91
3.83	4,060	1.48		.93		49
(6.70)	4,388	1.46		.96		59
12.72	5,530	1.49		.69		47
32.32	3,029	1.49		1.04		64

(.43)	2,807	2.20	*	.04	*	84
19.09	3,034	2.21		(.07)		91
3.09	644	2.23		.20		49
(7.45)	717	2.21		.21		59
12.00	816	2.24		.08		47
31.43	244	2.24		.40		64

.13	370,469	1.20	*	1.04	*	84
20.27	431,434	1.23		.97		91
4.12	428,624	1.23		1.18		49
(6.60)	578,597	1.21		1.23		59
13.14	848,165	1.24		.98		47
32.68	584,667	1.24		1.17		64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

A-32	Nuveen Investments

NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 14, 2014

TO PROSPECTUSES AND SUMMARY PROSPECTUSES

Nuveen Municipal Trust	Nuveen Investment Trust III
Prospectuses and Summary Prospectuses dated	Prospectus dated January 15, 2014
February 10, 2014	Prospectus and Summary Prospectuses dated
January 31, 2014
Nuveen Multistate Trust I
Prospectus and Summary Prospectuses dated	Nuveen Investment Trust V
February 10, 2014, as supplemented	Prospectuses and Summary Prospectuses dated
January 31, 2014
Nuveen Multistate Trust II
Prospectuses and Summary Prospectuses dated	Nuveen Managed Accounts Portfolios Trust
February 10, 2014, as supplemented	Prospectuses dated November 29, 2013

Nuveen Multistate Trust III	Nuveen Investment Funds, Inc.
Prospectus and Summary Prospectuses dated	Prospectus and Summary Prospectuses dated
February 10, 2014	April 30, 2013, as supplemented
Prospectus and Summary Prospectuses dated
Nuveen Multistate Trust IV	October 31, 2013, as supplemented
Prospectus and Summary Prospectuses dated	Prospectuses and Summary Prospectuses dated
February 10, 2014, as supplemented	February 10, 2014
Prospectus and Summary Prospectuses dated
Nuveen Investment Trust	February 28, 2014, as supplemented
Prospectuses and Summary Prospectuses dated
October 31, 2013, as supplemented	Nuveen Strategy Funds, Inc.
Prospectuses and Summary Prospectuses dated	Prospectus and Summary Prospectuses dated
December 31, 2013, as supplemented	December 31, 2013, as supplemented
Prospectus dated February 28, 2014, as supplemented
Prospectus dated April 1, 2014

Nuveen Investment Trust II
Prospectuses and Summary Prospectuses dated
November 29, 2013, as supplemented
Prospectuses dated December 10, 2013
Prospectus and Summary Prospectuses dated
December 31, 2013, as supplemented
Prospectus and Summary Prospectuses dated
January 31, 2014

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, Inc., the parent company of Nuveen Fund Advisers, LLC (“NFAL”), the investment adviser of the Nuveen mutual funds (the “Funds”). The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Funds (the “Board”) will consider a new investment management agreement with NFAL and investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLP-0414P

NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 14, 2014

TO STATEMENTS OF ADDITIONAL INFORMATION

Nuveen Municipal Trust	Nuveen Investment Trust III
Statement of Additional Information dated	Statement of Additional Information dated
February 10, 2014	January 15, 2014
Statement of Additional Information dated
Nuveen Multistate Trust I	January 31, 2014
Statement of Additional Information dated
February 10, 2014	Nuveen Investment Trust V
Statements of Additional Information dated
Nuveen Multistate Trust II	January 31, 2014
Statement of Additional Information dated
February 10, 2014	Nuveen Managed Accounts Portfolios Trust
Statements of Additional Information dated
Nuveen Multistate Trust III	November 29, 2013
Statement of Additional Information dated
February 10, 2014	Nuveen Investment Funds, Inc.
Statement of Additional Information dated
Nuveen Multistate Trust IV	April 30, 2013, as supplemented
Statement of Additional Information dated	Statement of Additional Information dated
February 10, 2014	October 31, 2013, as supplemented
Statements of Additional Information dated
Nuveen Investment Trust	February 10, 2014
Statements of Additional Information dated	Statement of Additional Information dated
October 31, 2013, as supplemented	February 28, 2014, as supplemented
Statements of Additional Information dated
December 31, 2013, as supplemented	Nuveen Strategy Funds, Inc.
Statement of Additional Information dated	Statement of Additional Information dated
February 28, 2014, as supplemented	December 31, 2013, as supplemented
Statement of Additional Information dated
April 1, 2014

Nuveen Investment Trust II
Statements of Additional Information dated
November 29, 2013, as supplemented
Statements of Additional Information dated
December 10, 2013
Statement of Additional Information dated
December 31, 2013, as supplemented
Statement of Additional Information dated
January 31, 2014

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, Inc., the parent company of Nuveen Fund Advisers, LLC (“NFAL”), the investment adviser of the Nuveen mutual funds (the “Funds”). The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Funds (the “Board”) will consider a new investment management agreement with NFAL and investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-ALLSAI-0414P

NUVEEN INTERNATIONAL SELECT FUND

SUPPLEMENT DATED MAY 2, 2014

TO THE PROSPECTUS DATED FEBRUARY 28, 2014

The purpose of this supplement is to serve as notification of a proposed reorganization of the Nuveen International Select Fund (the “Fund”) and to describe important changes to the Fund that will be implemented prior to such reorganization.

Changes to the Fund’s Sub-Advisers, Portfolio Managers,

Principal Investment Strategies and Principal Risks

Effective as of the close of business on June 27, 2014, Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”) will no longer serve as investment sub-advisers to the Fund. The third existing sub-adviser to the Fund, Nuveen Asset Management LLC (“NAM”), will become the Fund’s sole sub-adviser. The Fund’s assets that had been managed by Altrinsic and Lazard will be transitioned to NAM’s management and the portfolio will be repositioned consistent with the investment strategies employed by NAM’s international growth team.

Effective as of June 27, 2014, the sections of the prospectus entitled “Fund Summaries—Nuveen International Select Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” and “Fund Summaries—Nuveen International Select Fund—Fees and Expenses of the Fund—Example” will be revised to read as follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.18%	0.20%	0.21%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.51%	2.28%	1.29%
Management Fee Waiver[3]	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Management Fee Waiver	1.31%	2.08%	1.09%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has agreed to voluntarily lower the fund-level management fee by 0.20% across all breakpoint levels through October 31, 2015. This fee waiver will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the management fee waivers currently in place are not renewed beyond October 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$701	$211	$111	$701	$211	$111
3 Years	$998	$685	$381	$998	$685	$381
5 Years	$1,326	$1,194	$680	$1,326	$1,194	$680
10 Years	$2,250	$2,593	$1,531	$2,250	$2,593	$1,531

In addition, effective as of June 27, 2014, the seventh paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” is deleted in its entirety and replaced with the following:

In addition, Nuveen Fund Advisors has agreed to voluntarily lower the Fund-level management fee of Nuveen International Select Fund by 0.20% across all breakpoint levels through October 31, 2015.

The fee waivers and expense limitations described above may be terminated or modified prior to the indicated dates only with the approval of the Board of Directors of the Funds.

Effective July 7, 2014, following repositioning of the Fund’s portfolio:

•

Tracy P. Stouffer will become the Fund’s sole portfolio manager primarily responsible for the management of the Fund. Ms. Stouffer’s business experience is described under the section “Who Manages the Funds” in the prospectus.

•	The Fund’s principal investment strategies will change to the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large-capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

•	The Fund’s principal risks will be:

Currency Risk – Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Equity Security Risk – Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Growth Stock Risk – Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Non-U.S./Emerging Markets Risk – Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk – Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Proposed Reorganization of the Fund

The Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and Nuveen Investment Trust II (“NIT II”) has approved the reorganization of the Fund, a series of NIF, into Nuveen International Growth Fund (the “Acquiring Fund”), a series of NIT II. In order for the reorganization to occur, it must be approved by the shareholders of the Fund.

If the Fund’s shareholders approve the reorganization, the Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Fund shareholders and the Fund will be terminated. As a result of these transactions, Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Fund. Each Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in September 2014. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Fund in July 2014.

The Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FISP-0514P

NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 14, 2014

TO PROSPECTUSES AND SUMMARY PROSPECTUSES

Nuveen Municipal Trust	Nuveen Investment Trust III
Prospectuses and Summary Prospectuses dated	Prospectus dated January 15, 2014
February 10, 2014	Prospectus and Summary Prospectuses dated
January 31, 2014
Nuveen Multistate Trust I
Prospectus and Summary Prospectuses dated	Nuveen Investment Trust V
February 10, 2014, as supplemented	Prospectuses and Summary Prospectuses dated
January 31, 2014
Nuveen Multistate Trust II
Prospectuses and Summary Prospectuses dated	Nuveen Managed Accounts Portfolios Trust
February 10, 2014, as supplemented	Prospectuses dated November 29, 2013

Nuveen Multistate Trust III	Nuveen Investment Funds, Inc.
Prospectus and Summary Prospectuses dated	Prospectus and Summary Prospectuses dated
February 10, 2014	April 30, 2013, as supplemented
Prospectus and Summary Prospectuses dated
Nuveen Multistate Trust IV	October 31, 2013, as supplemented
Prospectus and Summary Prospectuses dated	Prospectuses and Summary Prospectuses dated
February 10, 2014, as supplemented	February 10, 2014
Prospectus and Summary Prospectuses dated
Nuveen Investment Trust	February 28, 2014, as supplemented
Prospectuses and Summary Prospectuses dated
October 31, 2013, as supplemented	Nuveen Strategy Funds, Inc.
Prospectuses and Summary Prospectuses dated	Prospectus and Summary Prospectuses dated
December 31, 2013, as supplemented	December 31, 2013, as supplemented
Prospectus dated February 28, 2014, as supplemented
Prospectus dated April 1, 2014

Nuveen Investment Trust II
Prospectuses and Summary Prospectuses dated
November 29, 2013, as supplemented
Prospectuses dated December 10, 2013
Prospectus and Summary Prospectuses dated
December 31, 2013, as supplemented
Prospectus and Summary Prospectuses dated
January 31, 2014

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, Inc., the parent company of Nuveen Fund Advisers, LLC (“NFAL”), the investment adviser of the Nuveen mutual funds (the “Funds”). The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Funds (the “Board”) will consider a new investment management agreement with NFAL and investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLP-0414P

NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 14, 2014

TO STATEMENTS OF ADDITIONAL INFORMATION

Nuveen Municipal Trust	Nuveen Investment Trust III
Statement of Additional Information dated	Statement of Additional Information dated
February 10, 2014	January 15, 2014
Statement of Additional Information dated
Nuveen Multistate Trust I	January 31, 2014
Statement of Additional Information dated
February 10, 2014	Nuveen Investment Trust V
Statements of Additional Information dated
Nuveen Multistate Trust II	January 31, 2014
Statement of Additional Information dated
February 10, 2014	Nuveen Managed Accounts Portfolios Trust
Statements of Additional Information dated
Nuveen Multistate Trust III	November 29, 2013
Statement of Additional Information dated
February 10, 2014	Nuveen Investment Funds, Inc.
Statement of Additional Information dated
Nuveen Multistate Trust IV	April 30, 2013, as supplemented
Statement of Additional Information dated	Statement of Additional Information dated
February 10, 2014	October 31, 2013, as supplemented
Statements of Additional Information dated
Nuveen Investment Trust	February 10, 2014
Statements of Additional Information dated	Statement of Additional Information dated
October 31, 2013, as supplemented	February 28, 2014, as supplemented
Statements of Additional Information dated
December 31, 2013, as supplemented	Nuveen Strategy Funds, Inc.
Statement of Additional Information dated	Statement of Additional Information dated
February 28, 2014, as supplemented	December 31, 2013, as supplemented
Statement of Additional Information dated
April 1, 2014

Nuveen Investment Trust II
Statements of Additional Information dated
November 29, 2013, as supplemented
Statements of Additional Information dated
December 10, 2013
Statement of Additional Information dated
December 31, 2013, as supplemented
Statement of Additional Information dated
January 31, 2014

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, Inc., the parent company of Nuveen Fund Advisers, LLC (“NFAL”), the investment adviser of the Nuveen mutual funds (the “Funds”). The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Funds (the “Board”) will consider a new investment management agreement with NFAL and investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-ALLSAI-0414P

NUVEEN TACTICAL MARKET OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 18, 2014

TO THE PROSPECTUS DATED FEBRUARY 28, 2014

Effective immediately, Walter French, David Friar, Keith Hembre and Derek Bloom will serve as portfolio managers for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-TMOP-0314P

NUVEEN TACTICAL MARKET OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 18, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2014

Effective immediately, Walter French, David Friar, Keith Hembre and Derek Bloom will serve as portfolio managers for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-TMOSAI-0314P

Mutual Funds

Prospectus

November 29, 2013

For investors seeking the potential for long-term capital appreciation.

Nuveen Equity Funds

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Growth Fund	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Global Growth Fund

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 17 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 19 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-54 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	9.07%	8.21%	7.84%	8.31%
Total Annual Fund Operating Expenses	10.14%	10.03%	9.16%	9.13%
Fee Waivers and/or Expense Reimbursements[3]	(8.72)%	(7.86)%	(7.49)%	(7.96)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.42%	2.17%	1.67%	1.17%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$711	$220	$170	$119	$711	$220	$170	$119
3 Years	$1,048	$731	$579	$425	$1,048	$731	$579	$425
5 Years	$1,408	$1,268	$1,014	$753	$1,408	$1,268	$1,014	$753
10 Years	$2,418	$2,737	$2,223	$1,680	$2,418	$2,737	$2,223	$1,680

2

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 218% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Section 1    Fund Summaries

3

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was 29.07%.

During the three-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 16.93% and -18.52%, respectively, for the quarters ended September 30, 2010 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception (April 24, 2009)
Class A (return before taxes)	7.59%	13.82%
Class A (return after taxes on distributions)	7.57%	11.23%
Class A (return after taxes on distributions and sale of Fund shares)	4.97%	10.68%
Class C (return before taxes)	13.35%	14.81%
Class R3 (return before taxes)	13.91%	15.38%
Class I (return before taxes)	14.50%	15.96%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	15.83%	14.45%
Lipper Global Multi-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)	14.93%	14.56%

4

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Nancy M. Crouse, CFA	Senior Vice President and Portfolio Manager	2010
Tracy Stouffer, CFA	Senior Vice President and Portfolio Manager	2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

5

Nuveen International Growth Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 17 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 19 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-54 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.86%	0.88%	0.90%	0.90%
Total Annual Fund Operating Expenses	1.93%	2.70%	2.22%	1.72%
Fee Waivers and/or Expense Reimbursements[3]	(0.51)%	(0.53)%	(0.55)%	(0.55)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.42%	2.17%	1.67%	1.17%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$711	$220	$170	$119	$711	$220	$170	$119
3 Years	$1,048	$731	$579	$425	$1,048	$731	$579	$425
5 Years	$1,408	$1,268	$1,014	$753	$1,408	$1,268	$1,014	$753
10 Years	$2,418	$2,737	$2,223	$1,680	$2,418	$2,737	$2,223	$1,680

6

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 358% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Section 1    Fund Summaries

7

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was 25.90%.

During the three-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 19.66% and -21.16%, respectively, for the quarters ended September 30, 2010 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception (April 24, 2009)
Class A (return before taxes)	15.70%	15.04%
Class A (return after taxes on distributions)	15.65%	13.40%
Class A (return after taxes on distributions and sale of Fund shares)	10.27%	12.14%
Class C (return before taxes)	21.90%	16.04%
Class R3 (return before taxes)	22.45%	16.60%
Class I (return before taxes)	23.07%	17.19%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.32%	12.37%
Lipper International Multi-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)	18.03%	13.74%

8

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Tracy Stouffer, CFA	Senior Vice President and Portfolio Manager	April 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

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Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976, and had $214.9 billion of assets under management as of September 30, 2013.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio managers for Nuveen Global Growth Fund are Nancy M. Crouse and Tracy Stouffer. The portfolio manager for Nuveen International Growth Fund is Ms. Stouffer.

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Nancy M. Crouse, CFA, is Senior Vice President and Portfolio Manager for Nuveen Asset Management. Ms. Crouse joined Nuveen Asset Management on March 1, 2013, in connection with an internal reorganization of certain investment personnel and fund management responsibilities between Nuveen Asset Management and its affiliate, Santa Barbara Asset Management, LLC (“SBAM”) (the “Reorganization”). Prior thereto, she had been a Managing Director and Portfolio Manager of SBAM since January 2009. Prior to joining SBAM, she served as the Chief Investment Officer of Rittenhouse Asset Management, a Portfolio Manager and Senior Vice President at Delaware Investment Advisers, and a Portfolio Manager, Analyst and Vice President at CoreStates Investment Advisers.

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Tracy Stouffer, CFA, is Senior Vice President and Portfolio Manager for Nuveen Asset Management. She joined Nuveen Asset Management on March 1, 2013, in connection with the Reorganization. Prior thereto, she was an international portfolio manager for SBAM. She joined SBAM in 2008 from WayMark Capital, LLC, an investment management firm where she was a managing partner. Prior to that, she was an international portfolio manager at Dreyfus Founders Funds, Federated

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Section 2    How We Manage Your Money

Global Investment Management, Clariden Asset Management and TIAA-CREF. Ms. Stouffer has a BA from Cornell University and an MBA from the University of Western Ontario.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Global Growth Fund	Nuveen International Growth Fund
For the first $125 million	0.6500%	0.6500%
For the next $125 million	0.6375%	0.6375%
For the next $250 million	0.6250%	0.6250%
For the next $500 million	0.6125%	0.6125%
For the next $1 billion	0.6000%	0.6000%
For net assets over $2 billion	0.5750%	0.5750%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of September 30, 2013, the effective complex-level fee for each Fund was 0.1686% of the Fund’s average daily net assets.

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Global Growth Fund	—	*
Nuveen International Growth Fund	0.27%
*	For the most recent fiscal year, Nuveen Fund Advisors reimbursed expenses in excess of management fees.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Nuveen Global Growth Fund	1.20% through November 30, 2014 and 1.45% thereafter
Nuveen International Growth Fund	1.20% through November 30, 2014 and 1.45% thereafter

The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

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Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended July 31, 2013.

The Funds’ investment objectives, which are described in the “Fund Summaries” section, may not be changed without shareholder approval.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

Each Fund invests in equity securities. Equity securities generally include common stocks; depositary receipts; preferred securities; warrants to purchase common stocks or preferred securities; securities immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; and other securities with equity characteristics.

Non-U.S. Investments

The Funds invest in equity securities of non-U.S. companies. The Funds will classify an issuer of a security as being a U.S. or non-U.S. company based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary stock exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

The Funds may invest in companies located in emerging markets. Emerging market countries include any country other than Canada, the United States and countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherland, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Cash Equivalents and Short-Term Investments

The Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other

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conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Investment Companies and Other Pooled Investment Vehicles

The Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”). In addition, the Funds may invest a portion of their assets in pooled investment vehicles (other than investment companies). An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in a pooled investment vehicle, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other pooled investment vehicles. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Generally, investments in ETFs are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

When-Issued or Delayed-Delivery Transactions

The Funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will

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remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Nuveen Asset Management believes that, over time, well-managed growth companies performance will be reflected through stock appreciation. As a result, Nuveen Asset Management’s investment focus centers on accurately assessing the longer-term growth prospects of a given business and industry. Nuveen Asset Management looks at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the list to a more manageable level before making final investment decisions. Nuveen Asset Management also considers top down factors as it seeks to identify growing companies in industries with positive longer-term secular trends.

Some of the factors that Nuveen Asset Management uses to identify potential investments include:

•	Earnings

•	Return on equity

•	Balance sheet strength

•	Proven management track records

•	Position as industry leader

•	Sustainable competitive advantage(s)

For Nuveen International Growth Fund, Nuveen Asset Management also considers individual country factors, including macroeconomic and political risk factors. Nuveen Asset Management also identifies secular global themes which have the potential to drive market earnings growth.

Companies that pass Nuveen Asset Management’s quantitative and qualitative reviews then are subjected to price risk analysis and a macroeconomic review to judge the likelihood that a company will be able to continue the success it has experienced in the past. In particular, the research is focused on evaluating a company’s competitive advantage and the steps its management has taken to defend its margins and markets.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such

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securities, and hence will affect the net asset value of a Fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund that invests in such non-U.S. dollar denominated securities.

Equity security risk: Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, the types of securities in which a particular Fund invests, such as value stocks, growth stocks, large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks and/or micro-capitalization stocks, may underperform the market as a whole.

Growth stock risk: The growth stocks in which a Fund invests tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Non-U.S./emerging markets risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. To the extent a Fund is allowed to invest in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

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The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

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Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of

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trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

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A Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

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Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

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Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Smaller company risk: Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Other Risks

Small fund risk: Nuveen Global Growth Fund has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The Fund has policies in place which seek to reduce the impact of these flows where Nuveen Fund Advisors has prior knowledge of them.

When-issued and delayed-delivery transactions risk: These transactions involve an element of risk because, although a Fund will not have made any cash outlay prior to the settlement date, the value of the security to be purchased may decline to a level below its purchase price before that settlement date.

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Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 12 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

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The Funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

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•	Certain other institutional investors described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

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Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

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Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances).

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

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Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

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Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

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Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you

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purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

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By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•

By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•

By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

Section 3    How You Can Buy and Sell Shares

21

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

22

Section 3    How You Can Buy and Sell Shares

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

Section 3    How You Can Buy and Sell Shares

23

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

24

Section 3    How You Can Buy and Sell Shares

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The Funds reserve the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 shares) held directly with the Funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

25

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds intend to pay income dividends annually and to pay any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all income and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain

26

Section 4    General Information

or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Tax Credits

A regulated investment company with more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year or that is a qualified fund of funds may, for such taxable year, elect to pass the regulated investment company’s non-U.S. tax credits through to its investors.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. For a definition of “average cost basis method,” please see the glossary. Financial intermediaries choose their own default method.

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C and Class R3 shares to compensate financial intermediaries, including the

Section 4    General Information

27

Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2012, these payments in the aggregate were approximately 0.060% to 0.063% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may

28

Section 4    General Information

elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by

Section 4    General Information

29

the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the

30

Section 4    General Information

intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

31

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the life of the Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Global Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (4/09)
2013	$22.68	$(.14)	$7.12	$6.98	$—	$(.04)	$(.04)	$29.62	30.85%	$1,032	1.42%		(.52)%	218%
2012	29.61	(.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68	(8.43)	68	1.43		(.28)	150
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61	24.96	428	1.43		(.10)	143
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80	13.50	343	1.44		(.11)	136
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15	20.75	302	1.45	*	.53 *	37

Class C (4/09)
2013	22.01	(.30)	6.86	6.56	—	(.04)	(.04)	28.53	29.83	361	2.17		(1.19)	218
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01	(9.10)	164	2.18		(.99)	150
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07	24.02	421	2.18		(.85)	143
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54	12.67	339	2.19		(.86)	136
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10	20.50	301	2.20	*	(.23 )*	37

Class R3 (4/09)
2013	22.46	(.18)	7.02	6.84	—	(.04)	(.04)	29.26	30.48	508	1.67		(.69)	218
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46	(8.63)	389	1.68		(.59)	150
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43	24.63	426	1.68		(.35)	143
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71	13.26	342	1.69		(.36)	136
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14	20.65	302	1.70	*	.28 *	37

Class I (4/09)
2013	22.91	(.05)	7.18	7.13	—	(.04)	(.04)	30.00	31.15	3,738	1.17		(.20)	218
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91	(8.18)	1,192	1.18		(.14)	150
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79	25.23	430	1.18		.15	143
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88	13.79	344	1.19		.14	136
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17	20.85	302	1.20	*	.78 *	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) dividend by the average long-term market value during the period.

*	Annualized.

32

Section 5    Financial Highlights

Nuveen International Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (4/09)
2013	$26.34	$.10	$8.62	$8.72	$(.08)	$—	$(.08)	$34.98	33.17%	$7,056	1.42%		.31%	358%
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	$(.10)	26.34	(15.58)%	906	1.43%		(.19)%	246%
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33	25.16	1,402	1.43		.32	200
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95	17.42	368	1.44		.20	185
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09	25.35	314	1.45	*	1.22 *	49

Class C (4/09)
2013	25.78	(.18)	8.47	8.29	—	—	—	34.07	32.20	144	2.17		(.61)	358
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78	(16.16)	54	2.18		(.97)	246
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75	24.20	453	2.18		(.65)	200
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69	16.57	365	2.19		(.95)	185
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04	25.10	313	2.20	*	.46 *	49

Class R3 (4/09)
2013	26.19	(.06)	8.65	8.59	(.01)	—	(.01)	34.77	32.83	624	1.67		(.21)	358
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19	(15.79)	463	1.68		.39	246
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13	24.86	458	1.68		(.15)	200
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86	17.14	367	1.69		(.45)	185
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08	25.25	313	1.70	*	.97 *	49

Class I (4/09)
2013	26.49	.09	8.75	8.84	(.15)	—	(.15)	35.18	33.48	26,975	1.17		.29	358
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49	(15.36)	19,107	1.18		.01	246
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52	25.46	28,697	1.18		1.07	200
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04	17.70	369	1.19		.05	185
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11	25.45	314	1.20	*	1.33 *	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

**	Annualized.

Section 5    Financial Highlights

33

Section 6    Glossary of Investment Terms

•

American Depositary Receipts (“ADRs”): Certificates issued by a U.S. depositary bank that represent a bank’s holdings of a stated number of shares of a non-U.S. company. ADRs are typically bought and sold in the same manner as U.S. securities (although investors can also purchase the non-U.S. securities overseas and convert them to ADRs, and likewise can convert an ADR to its underlying non-U.S. security and sell it overseas) and are priced in U.S. dollars. ADRs carry most of the risks of investing directly in non-U.S. equity securities.

•	Average cost basis method: Calculating cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices.

•

Depositary receipts: Certificates issued by a depositary bank that represent the bank’s holdings of a stated number of shares of a non-U.S. company. Depositary receipts are traded on local stock exchanges and carry most of the risks of investing directly in non-U.S. equity securities.

•

Emerging markets: The financial markets of developing economies in countries with low per capita income in the initial stages of their industrialization cycles. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local exchanges may not offer liquid markets for outside investors.

•	Lipper Global Multi-Cap Growth Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Classification.

•	Lipper International Multi-Cap Growth Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Classification.

•

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada.

•	MSCI World Index: A free-float adjusted market capitalization weighted index designed to track the equity market performance of developed markets.

34

Section 6    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Municipal-State (continued)

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

Global/International

Global Growth

International Growth

International Select

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Global/International (continued)

Tradewinds International Value

Tradewinds Japan

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Large Cap Core Plus

Large Cap Select

Santa Barbara Dividend Growth

Core (continued)

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Index

Equity Index

Mid Cap Index

Small Cap Index

Non-Traditional Strategies

Equity Long/Short

Equity Market Neutral

Gresham Long/Short Commodity Strategy

Intelligent Risk Conservative Allocation

Intelligent Risk Growth Allocation

Intelligent Risk Moderate Allocation

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202)
551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington,
D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-NAM2-1113P

November 29, 2013

Nuveen Global Growth Fund

Ticker Symbols: Class A—NGGAX, Class C—NGGCX, Class R3—NGGRX, Class I—NGWIX

Nuveen International Growth Fund

Ticker Symbols: Class A—NBQAX, Class C—NBQCX, Class R3—NBQBX, Class I—NBQIX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated November 29, 2013 for Nuveen Global Growth Fund and Nuveen International Growth Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Investment Trust II. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated July 31, 2013; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

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GENERAL INFORMATION

The Funds are diversified series of Nuveen Investment Trust II (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on June 27, 1997. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, 18 series of the Trust are authorized and outstanding. Nuveen Global Growth Fund was formerly named Nuveen Santa Barbara Global Growth Fund. Nuveen International Growth Fund was formerly named Nuveen Santa Barbara International Growth Fund and Nuveen Santa Barbara International Equity Fund. The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain investment policies of each Fund are described in the Prospectus for the Funds. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of the total assets of the Funds, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund’s total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Purchase the securities of any issuer if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

Except with respect to number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitations set forth in numbers (2) and (7) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may

S-3

borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For purposes of applying the limitation set forth in number (4) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued, applied for or pending with respect to the limitation set forth in number (4). Furthermore, there is no guarantee that such an exemptive order, if applied for, will be issued.

The limitation in number (8) above will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For purposes of applying the limitation set forth in number (8) above, to the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

The foregoing fundamental investment policies, together with the investment objective of each of the Funds, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end and closed-end investment companies except in compliance with the 1940 Act.

(4) Enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

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(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days.

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

(8) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives and Hedging Strategies—Limitations on the Use of Futures, Options on Futures and Swaps.”

Nuveen International Growth Fund may not:

(9) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

For purposes of number (7) above, “illiquid securities” will have the same meaning as it does under the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or its Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Funds.

Cash Equivalents and Short-Term Investments

The Funds may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and each Fund’s principal investment strategies. For temporary defensive purposes or during periods of high cash inflows or outflows, the Funds may invest up to 100% of their net assets in such holdings. During such periods, a Fund may not be able to achieve its investment objective. The Funds may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of A- or higher by Standard & Poor’s, A3 or higher by Moody’s or A- or higher by Fitch. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks,

S-5

and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, a Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may

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be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-2 or higher by S&P, Prime-2 or higher by Moody’s or F2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio managers, of comparable quality.

Derivatives and Hedging Strategies

Subject to the limitations set forth below under “Limitations on the Use of Futures, Options on Futures and Swaps,“ each Fund may utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as “futures”), forward contracts and swaps to attempt to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rate or to preserve capital.

Derivative hedges are generally used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

Limitations on the Use of Futures, Options on Futures and Swaps

Each Fund will limit its direct investments in futures, options on futures and swaps to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

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Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

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Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

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With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which each Fund may invest in futures, options on futures and swaps. See “Tax Matters—Qualification as a Regulated Investment Company.”

Asset Coverage for Futures and Options Positions

Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside or earmark cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in the amount prescribed. Securities set aside or earmarked cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily. A Fund may not enter into futures or options positions if such positions will require the Fund to set aside or earmark more than 100% of its assets.

Federal Income Tax Treatment of Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”) that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs for a Fund.

Stock Index Options

Each Fund may (i) purchase stock index options, (ii) sell stock index options, and/or (iii) write options on stock indexes for any purpose. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is generally delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

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A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the NYSE Oil Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange (the “NYSE”), the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio managers to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs for the Fund.

Futures Contracts

Each Fund may enter into futures contracts (hereinafter referred to as “Futures Contracts”), including index futures, as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund’s hedging may include sales of futures as an offset against the effect of expected declines in stock prices and purchases of futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs

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must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the S&P 500® Index, the S&P 100 Index, the NASDAQ-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.

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Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund’s successful use of options on Futures Contracts depends on the portfolio managers’ ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

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Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps. A credit default swap is similar to an insurance contract in that it provides the buyer with protection against specific risks. Most often, corporate bond investors buy credit default swaps for protection against a default by the issuer of the corporate bond, but these flexible

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instruments can be used in many ways to customize exposure to corporate credit. Credit default swap agreements can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.

A Fund’s use of credit default swap agreements exposes the Fund to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. A Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and the Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described below:

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund’s objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another

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position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.
(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Equity Securities

Under normal market conditions, the Funds primarily invest in equity securities, which include common stocks, preferred securities, warrants to purchase common stock or preferred stocks, convertible securities, interests in real estate investment trusts, common units of master limited partnerships, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not fixed but are declared at the discretion of a company’s board.

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While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

Preferred securities are also units of ownership in a company. Preferred securities normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Warrants

The Funds may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Convertible Securities

Equity securities in which a Fund may invest include convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of

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common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid—that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Real Estate Investment Trusts

Equity securities in which a Fund may invest include interests in real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

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A Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

A Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

Equity securities in which a Fund may invest include master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. Debt securities of MLPs are similar to debt securities of other companies. Such securities may be rated or unrated, may be above or below investment-grade quality, and may carry fixed or floating interest rates. MLPs are limited by the Internal Revenue Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

Over-the-Counter Market

The Funds may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which a Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, they might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

Initial Public Offerings (“IPO”)

The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant

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amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Non-U.S. Securities

The Funds may invest in a variety of equity securities issued by non-U.S. companies. Investments in securities of non-U.S. companies involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Nuveen International Growth Fund invests at least 80% of its net assets and Nuveen Global Growth Fund invests at least 40% of its net assets in equity securities of non-U.S. companies. Each Fund may also invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the

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receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the United States and those within other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Emerging Markets Risk

Nuveen International Growth Fund may invest up to 30% of its net assets in securities issued by companies located in emerging markets. Nuveen Global Growth Fund may invest up to 25% of its net assets in securities issued by companies located in emerging markets. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Emerging markets often experience faster economic growth as measured by GDP. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local stock exchanges may not offer liquid markets for outside investors. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Currency Risk

By investing in non-U.S. securities, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, a Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, a Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, such Fund may not convert its holdings of non-U.S. currencies to U.S. dollars on a daily basis. A Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. A Fund may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. A Fund conducts its non-U.S.

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currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts. The Funds may also be subject to currency risk through investments in ADRs and other non-U.S. securities denominated in U.S. dollars.

Other Investment Policies and Techniques

When-Issued or Delayed-Delivery Transactions

Each Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

Each Fund will designate on its books or maintain in a segregated account cash and liquid securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, no Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the

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appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

When a Fund’s portfolio managers believe that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might “sell short” the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Investment Companies

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) regulated under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. Many 1940 Act ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Funds may rely on these exemptive orders in investing in 1940 Act ETFs. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

ETFs in which the Funds may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with such Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to a Fund and its shareholders.

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MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, none of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 103 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 1940	Trustee	Term—Indefinite* Length of Service— Since 2003	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2001	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	206	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 1942	Trustee	Term—Indefinite* Length of Service— Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	206	None

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service— Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets – the Americas (2006-2007), CEO of Wholesale Banking – North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206	None

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2003	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, CBOE Holdings, Inc. (since 2010).

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 1944	Trustee	Term—Indefinite* Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite* Length of Service— Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206	None

*	Each trustee serves an indefinite term until his or her successor is elected.

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term—Until August 2014 Length of Service— Since 1997	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Until August 2014 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term—Until August 2014 Length of Service— Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	206

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term—Until August 2014 Length of Service— Since 1998	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	206

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term—Until August 2014 Length of Service—Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	206

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2014 Length of Service— Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2014 Length of Service— Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	206

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term—Until August 2014 Length of Service— Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	206

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term—Until August 2014 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of the funds in the Nuveen Fund complex. All of the independent trustees/directors serve on the Board of every fund in the Nuveen Fund complex; however, certain interested trustees serve only on the Boards of certain funds within the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

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In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended July 31, 2013, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner,

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David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended July 31, 2013, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc. (“Nuveen Investments”), 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended July 31, 2013, the Nominating and Governance Committee met five times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2013, the Dividend Committee met four times.

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The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended July 31, 2013, the Compliance Committee met six times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal year ended July 31, 2013, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

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Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern

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Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Mid-America Health System and of Tech Town, Inc., a not-for-profit Dayton community development corporation. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

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Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner, Promus Capital (since 2008). From 2008 to 2013, he was a Director, Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Funds for the fiscal year ended July 31, 2013, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2013.

Name of Trustee	Aggregate Compensation From Funds[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Trustee[3]
Robert P. Bremner	$87	$—	$351,653
Jack B. Evans	65	—	284,220
William C. Hunter	59	—	249,850
David J. Kundert	68	—	295,475
John K. Nelson[4]	—	—	—
William J. Schneider	72	—	317,850
Judith M. Stockdale	66	—	283,376
Carole E. Stone	67	—	278,364
Virginia L. Stringer	63	—	257,350
Terence J. Toth	72	—	301,569

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended July 31, 2013 for services to the Funds.

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[2]

Pursuant to a deferred compensation agreement with the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ended July 31, 2013 for services to the Nuveen Funds.

[4]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Effective January 1, 2012, independent trustees received a $130,000 annual retainer, which was increased to $140,000 as of January 1, 2013, plus they receive (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

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The Funds have no employees. The officers of the Trust serve without any compensation from the Funds.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in each Fund, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of September 30, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Nuveen Global Growth Fund	Nuveen International Growth Fund
Robert P. Bremner	$0	$0	Over $100,000
Jack B. Evans	$0	$0	Over $100,000
William C. Hunter	$0	$0	Over $100,000
David J. Kundert	$0	$0	Over $100,000
John K. Nelson[1]	$0	$0	$0
William J. Schneider	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	Over $100,000
Carole E. Stone	$0	$0	Over $100,000
Virginia L. Stringer	$0	$0	Over $100,000
Terence J. Toth	$0	$10,001-$50,000	Over $100,000

[1]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

As of November 4, 2013, the officers and trustees of each Fund, in the aggregate, owned less than 1% of the shares of each of the Funds.

As of November 4, 2013, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Sales Loads

Trustees of the Funds and certain other Fund affiliates may purchase the Funds’ Class I shares. See the Funds’ Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

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On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

The annual complex-level management fee for each Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total eligible assets managed for all Nuveen Funds as stated in the table below:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2013, the complex-level fee rate was 0.1686%.

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The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by the Adviser)			Amount of Fees Waived and Expenses Reimbursed by the Adviser
	8/01/10- 7/31/11	8/01/11- 7/31/12	8/01/12- 7/31/13	8/01/10- 7/31/11	8/01/11- 7/31/12	8/01/12- 7/31/13
Nuveen Global Growth Fund	$—	$ —	$—	$70,130	$89,602	$212,032
Nuveen International Growth Fund	—	139,675	69,255	145,406	49,074	142,310

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of each Fund. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Funds.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds:

Name	Fund
Nancy M. Crouse	Nuveen Global Growth Fund
Tracy Stouffer	Nuveen Global Growth Fund Nuveen International Growth Fund

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Funds’ portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on a Fund’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

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There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Funds, as of July 31, 2013, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Nancy M. Crouse	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 564	$39.3 million 0 $548.4 million	0 0 0	0 0 0
Tracy Stouffer	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 6	$533.6 million 0 $73.4 million	0 0 0	0 0 0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Beneficial Ownership of Securities

The following table indicates as of July 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Funds they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A	-	$0
B	-	$1-$10,000
C	-	$10,001-$50,000
D	-	$50,001-$100,000
E	-	$100,001-$500,000
F	-	$500,001-$1,000,000
G	-	More than $1 million

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Nancy M. Crouse	Nuveen Global Growth Fund	E
Tracy Stouffer	Nuveen Global Growth Fund	E
	Nuveen International Growth Fund	F

Transfer Agent

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8530, Boston, Massachusetts 02266-8530.

Custodian

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated August 1, 1998 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Funds, the Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

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PROXY VOTING POLICIES

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Nuveen Asset Management to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds’ futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio managers consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services

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include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Nuveen Asset Management or a Fund. Nuveen Asset Management believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by a Fund unless Nuveen Asset Management determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to the Adviser under the Investment Management Agreement and the sub-advisory fees paid by the Adviser to Nuveen Asset Management under the Sub-Advisory Agreement are not reduced as a result of receipt by either the Adviser or Nuveen Asset Management of research services.

Nuveen Asset Management places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Funds effect their securities transactions may be used by Nuveen Asset Management in servicing all of its accounts; not all of such services may be used by Nuveen Asset Management in connection with the Funds. Nuveen Asset Management believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Nuveen Asset Management believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by Nuveen Asset Management are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified periods:

	Aggregate Amount of Brokerage Commissions
	8/01/10- 7/31/11	8/01/11- 7/31/12	8/01/12- 7/31/13
Nuveen Global Growth Fund	$9,148	$12,308	$21,164
Nuveen International Growth Fund	187,486	310,977	386,938

The increase in brokerage commissions during the most recent fiscal year from the fiscal year ended July 31, 2011 was due to an increase in assets under management.

During the fiscal year ended July 31, 2013, Nuveen Global Growth Fund and Nuveen International Growth Fund paid to brokers as commissions in return for research services $17,486 and $340,358, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $10,578,444 and $151,719,182, respectively.

The Funds have acquired during the fiscal year ended July 31, 2013 the securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the

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brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2013:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2013)
Nuveen Global Growth Fund	State Street Bank and Trust Co.	State Street Bank, Repurchase Agreement	$135,571
	Raymond James and Associates Inc.	Raymond James and Associates Inc.	—

Nuveen International Growth Fund	BNP Paribas Securities LTD.	BNP Paribas Securities LTD.	—
	State Street Bank and Trust Co.	State Street Bank, Repurchase Agreement	1,384,379

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. Additionally, the Funds publish on the website a list of their top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including ISS, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent trustees (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information,

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reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Trustees on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, LLC

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Dresdner Kleinwort Securities, LLC

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

ISS

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

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Nuveen Fund Advisors, LLC

Pershing, LLC

PricewaterhouseCoopers LLP

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

R.R. Donnelley & Sons Company

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

Wilshire Associates Incorporated

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are 18 series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class B shares, Class C shares, Class R3 shares, Class R6 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B shares (available in only certain series and not available in the Funds) automatically convert into Class A shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk

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of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of November 4, 2013, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Global Growth Fund Class A Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	26.17%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	18.41%

	Charles Schwab & Co Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	16.43%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	16.21%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	7.64%

	Kailash Mehta 2284 Annadale Place Xenia OH 45385-9123	6.74%

Nuveen Global Growth Fund Class C Shares	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	44.07%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	22.70%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	13.76%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	12.01%

Nuveen Global Growth Fund Class R3 Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	100.00%

Nuveen Global Growth Fund Class I Shares	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	38.20%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	36.28%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-1076	19.44%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.81%

Nuveen International Growth Fund Class A Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	30.97%

	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	20.28%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	19.98%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	12.90%

	Genworth Financial Trust Company FBO Genworth Financial Wealth Mgmnt & Mutual Clients & FBO Other Custodial Clients 3200 N Central Ave Fl 7 Phoenix AZ 85012-2468	7.87%

Nuveen International Growth Fund Class C Shares	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	32.32%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	19.96%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	15.81%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	15.55%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	9.75%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen International Growth Fund Class R3 Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	81.60%

	Frontier Trust Company FBO Make-A-Wish 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	10.67%

	Frontier Trust Company FBO Golden West Construction 401(K) Pla P.O. Box 10758 Fargo ND 58106-0758	5.10%

Nuveen International Growth Fund Class I Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	66.91%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	15.21%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Haris Blvd Charlotte NC 28288-1076	5.54%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	5.41%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a

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conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. If a Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by a Fund).

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by a Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates a Fund’s distributions into three categories, ordinary income distributions, capital gains dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you unless the distribution exceeds your basis in

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your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when a Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

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Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2014, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, distributions in respect of shares after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other

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non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of July 31, 2013, the following Fund had a capital loss carry-forward available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year		Capital Loss Carry-Forwards (000’s omitted)
Nuveen International Growth Fund	—	*	$592,044

*	Short-term losses not subject to expiration.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on July 31, 2013 of Class A shares of Nuveen Global Growth Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

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Nuveen Global Growth Fund
Net asset value per share	$29.62
Per share sales charge—5.75% of public offering price (6.11% of net asset value per share)	1.81

Per share offering price to the public	$31.43

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these

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purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	current and former trustees/directors of the Nuveen Funds;

•

full-time and retired employees and directors of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted.

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Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Redemption of Class C shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (vi) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (vii) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (viii) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; (ix) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (x) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in

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connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes.

Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date

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shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This SAI should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•	any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•

current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•

full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

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If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with a Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will

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not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to two Round Trips per trailing 60-day period.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries

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sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Distribution and Service Plan

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, pursuant to which Class C and Class R3 shares are subject to an annual distribution fee and Class A, Class C and Class R3 shares are subject to an annual service fee. Each Fund may spend up to 0.25% per year of the average daily net assets of Class A shares as a service fee under the Plan. Each Fund may spend up to 0.75% per year of the average daily net assets of Class C shares and 0.25% per year of the average daily net assets of Class R3 shares as a distribution fee and up to 0.25% per year of the average daily net assets of each of the Class C and Class R3 shares as a service fee under the Plan as applicable to such classes. Class I shares are not subject to either distribution or service fees. Distribution and service fees collectively are referred to herein as “12b-1 fees.”

The distribution fee applicable to Class C and Class R3 shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class C and Class R3 shares, respectively. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class C and Class R3 shares, as well as,

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without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C and Class R3 shares, certain other expenses associated with the distribution of Class C and Class R3 shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class C and Class R3 shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended July 31, 2013, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended July 31, 2013
Nuveen Global Growth Fund
Class A	$973
Class C	2,506
Class R3	2,217

Nuveen International Growth Fund
Class A	$5,683
Class C	724
Class R3	2,716

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Funds, as that term is defined in the 1940 Act, and no trustee of the Funds has a direct or indirect financial interest in the operation of the Plan or any related agreement.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee

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accepts the order. Customer orders received by such broker (or their designee) will be priced at the applicable Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by BFDS, the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by the Distributor and the compensation on redemptions and repurchases received by the Distributor for each of the Funds for the specified periods. All figures are expressed in thousands and are to the nearest thousand.

	Amount of Underwriting Commissions			Amount Retained by the Distributor			Amount of Compensation on Redemptions and Repurchases
Fund	8/01/10- 7/31/11	8/01/11- 7/31/12	8/01/12- 7/31/13	8/01/10- 7/31/11	8/01/11- 7/31/12	8/01/12- 7/31/13	8/01/10- 7/31/11	8/01/11- 7/31/12	8/01/12- 7/31/13
Nuveen Global Growth Fund	$—	$—	$2	$—	$—	$—	$—	$—	$—
Nuveen International Growth Fund	2	2	8	—	—	1	—	—	2

To help financial advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

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Additional Payments to Financial Intermediaries and Other Payments

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

The Adviser and/or the Distributor may also make other additional payments out of its own assets as described under “Other Payments” below.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling representatives of the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

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Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Representatives of the Distributor or its affiliates may receive additional compensation from the Adviser and/or the Distributor if certain targets are met for sales of one or more Nuveen Mutual Funds. Such compensation may vary by Fund and by Intermediary.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

S-66

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of November 22, 2013:

ADP Broker-Dealer, Inc.

Alliance Fund Distributors

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

BB&T

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Cetera

Charles Schwab & Co., Inc.

Chase Investment Services

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

CPI Qualified Plan Consultants, Inc.

Davenport & Co., LLC

Digital Retirement Solutions, Inc.

Dyatech, LLC

Edward Jones

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement

Financial Data Services, Inc.

First Clearing

First Mercantile Trust Company

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

Goldman Sachs

Great West Life and Annuity Insurance Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC/ING Financial Advisors, LLC (formerly CitiStreet LLC/CitiStreet Advisors LLC)

J.J.B. Hilliard, W.L. Lyons, Inc.

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

LPL Financial Services

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mid Atlantic Capital Corporation

Morgan Keegan

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

S-67

NFP Securities, Inc.

Northwestern Mutual

NYLife Distributors LLC

Oppenheimer & Co.

Pershing LLC

Princeton Retirement Group/GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

SI Financial Advisors

Savings Institute and Bank

Smith Barney

Southwest Securities, Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wedbush Morgan Securities

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since November 22, 2013 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated July 31, 2013. Each Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

S-68

MAI-NAM2-1113P

Mutual Funds

Prospectus

February 28, 2014

Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FAEBX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	—	FEIIX
Nuveen International Select Fund	ISACX	—	ICCSX	—	—	ISYCX
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	—	—	FLRYX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	—	FIMEX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	—	FMPCX	FMPYX	—	FIMPX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	—	ASETX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	—	ARSTX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	—	FSCCX
Nuveen Tactical Market Opportunities Fund	NTMAX	—	NTMCX	—	—	FGTYX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Dividend Value Fund

Investment Objective

The investment objective of the Fund is long-term growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class R6[3]	Class I
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.14%	0.15%	0.14%	0.14%	0.06%	0.14%
Total Annual Fund Operating Expenses	1.13%	1.89%	1.88%	1.38%	0.80%	0.88%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Class R6 shares were established on February 28, 2013.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption						No Redemption
	A	B	C	R3	R6	I	A	B	C	R3	R6	I
1 Year	$684	$692	$191	$140	$82	$90	$684	$192	$191	$140	$82	$90
3 Years	$913	$894	$591	$437	$255	$281	$913	$594	$591	$437	$255	$281
5 Years	$1,161	$1,121	$1,016	$755	$444	$488	$1,161	$1,021	$1,016	$755	$444	$488
10 Years	$1,871	$2,013	$2,201	$1,657	$990	$1,084	$1,871	$2,013	$2,201	$1,657	$990	$1,084

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. In selecting securities, the Fund’s sub-adviser will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund’s sub-adviser will generally sell a security if the security is no longer expected to meet the sub-adviser’s dividend or growth expectations or if a better alternative exists in the marketplace.

The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the sub-adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase.

The Fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Convertible Security Risk—The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in

Section 1    Fund Summaries

derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 14.18% and -17.11%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Performance is not shown for Class R6 shares, which have not been offered for a full calendar year.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	22.87%	15.80%	7.43%
Class A (return after taxes on distributions)	19.51%	14.73%	6.50%
Class A (return after taxes on distributions and sale of Fund shares)	15.38%	12.78%	6.05%
Class B (return before taxes)	24.32%	16.20%	7.26%
Class C (return before taxes)	29.36%	16.31%	7.26%
Class R3 (return before taxes)	30.02%	16.87%	7.80%
Class I (return before taxes)	30.69%	17.47%	8.34%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%
Lipper Equity Income Classification Average (reflects no deduction for taxes or sales loads)	27.73%	15.75%	7.64%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Cori B. Johnson, CFA	Senior Vice President	August 1994
Derek M. Sadowsky	Vice President	February 2012

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened
through fee-based programs.

•No minimum for retirement
plans.

		Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus.

$5 million for all accounts except:

•No minimum for certain qualified retirement plans as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Equity Index Fund

Investment Objective

The investment objective of the Fund is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index (S&P 500 Index).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.20%	0.19%
Total Annual Fund Operating Expenses	0.71%	1.46%	1.46%	0.97%	0.46%
Fee Waivers and/or Expense Reimbursements[3]	(0.09)%	(0.09)%	(0.09)%	(0.10)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.62%	1.37%	1.37%	0.87%	0.37%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87%, and 0.37% for Class A, Class B, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$63	$639	$139	$89	$38	$63	$139	$139	$89	$38
3 Years	$218	$753	$453	$299	$139	$218	$453	$453	$299	$139
5 Years	$386	$889	$789	$527	$249	$386	$789	$789	$527	$249
10 Years	$874	$1,535	$1,739	$1,181	$570	$874	$1,535	$1,739	$1,181	$570

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in the S&P 500 Index. The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. Reconstitution of the index occurs both on a quarterly and ongoing basis. As of January 31, 2014, market capitalizations of companies in the S&P 500 Index ranged from approximately $3.0 billion to $450.4 billion.

The Fund’s sub-adviser believes that the Fund’s objective can best be achieved by investing in common stocks of 90% to 100% of the issues included in the S&P 500 Index, depending on the size of the Fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500 Index.

Because the Fund may not always hold all of the stocks included in the S&P 500 Index, and because the Fund has expenses and the index does not, the Fund will not duplicate the index’s performance precisely. However, the Fund’s sub-adviser believes there should be a close correlation between the Fund’s performance and that of the S&P 500 Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. If the Fund is unable to achieve a correlation of 95% over time, the Fund’s board of directors will consider alternative strategies for the Fund.

The Fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the S&P 500 Index. The Fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the S&P 500 Index, and to reduce transaction costs.

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Failure to Match Index Performance—The Fund may not replicate the performance of the S&P 500 Index.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 15.79% and -22.00%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	31.44%	17.27%	6.84%
Class A (return after taxes on distributions)	28.69%	15.99%	6.09%
Class A (return after taxes on distributions and sale of Fund shares)	19.87%	14.09%	5.59%
Class B (return before taxes)	25.49%	16.30%	6.05%
Class C (return before taxes)	30.55%	16.41%	6.05%
Class R3 (return before taxes)	31.17%	17.00%	6.59%
Class I (return before taxes)	31.84%	17.57%	7.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Lipper S&P 500® Index Objective Classification Average (reflects no deduction for taxes or sales loads)	31.64%	17.29%	6.89%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Walter A. French	Senior Vice President	October 1999
David A. Friar	Vice President	September 2000

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A	Class C	Class R3	Class I
Eligibility and Minimum Initial Investment	Available only through fee-based programs and certain retirement plans. •$250 minimum for accounts opened through fee-based programs. •No minimum for retirement plans.

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

			Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen International Select Fund

Investment Objective

The investment objective of the Fund is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.18%	0.20%	0.21%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.51%	2.28%	1.29%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.02)%	(0.04)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.49%	2.24%	1.24%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.

4	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 1.45%, 2.20% and 1.20% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$718	$227	$126	$718	$227	$126
3 Years	$1,022	$706	$401	$1,022	$706	$401
5 Years	$1,348	$1,214	$699	$1,348	$1,214	$699
10 Years	$2,270	$2,610	$1,549	$2,270	$2,610	$1,549

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange-traded funds and other investment companies (“investment companies”) that provide exposure to non-U.S. issuers. The Fund diversifies its investments among a number of different countries throughout the world and may invest in companies of any size.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Nuveen Asset Management, LLC (“Nuveen Asset Management”), Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”) act as the Fund’s sub-advisers. The sub-advisers employ different investment strategies, which are intended to complement one another:

•

Altrinsic employs a value strategy, emphasizing investment in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.

•

Lazard employs an emerging markets strategy, emphasizing investments in equity securities of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values.

•	Nuveen Asset Management invests the Fund’s assets using three distinct strategies:

•

Nuveen Asset Management’s international growth team employs a growth strategy, emphasizing investments in equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.

•	Nuveen Asset Management’s infrastructure team will be allocated up to 10% of the Fund’s total assets, and will focus on equity securities of infrastructure-related companies.
•

Nuveen Asset Management’s asset allocation team may invest in derivatives, other investment companies, and money market instruments and other short-term securities. These investments may be used as an investment “overlay” for the purpose of increasing or reducing the Fund’s exposure to certain companies, industry sectors, countries, regions, or investment styles, or for such other reasons as Nuveen Asset Management deems advisable. They also may be used to facilitate cash flows to and from the sub-advisers, to meet redemptions requests, and to pay Fund expenses.

Decisions on how to allocate the Fund’s assets between the sub-advisers and among the different investment strategies are made by Nuveen Asset Management’s asset allocation team. Allocation determinations are based on a variety of factors, including performance records and the characteristics of typical portfolio investments for the different strategies. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. Allocations will vary over time according to the prospective returns and risks associated with the various investment strategies.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the

Section 1    Fund Summaries

risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Infrastructure Sector Risk—Because the Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities.

Multi-Manager Risk—Each sub-adviser makes investment decisions independently and it is possible that the security selection process of the sub-advisers may not complement one another. The sub-advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Other Investment Companies Risk—When the Fund invests in other investment companies, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the seven-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 24.92% and -21.70%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

Section 1    Fund Summaries

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2013
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	12/21/06	10.73%	10.89%	1.70%
Class A (return after taxes on distributions)		9.56%	10.65%	1.51%
Class A (return after taxes on distributions and sale of Fund shares)		6.63%	8.81%	1.48%
Class C (return before taxes)	12/21/06	16.60%	11.36%	1.80%
Class I (return before taxes)	12/21/06	17.77%	12.48%	2.81%
MSCI All Country World Investable Market Index (ex U.S.) (reflects no deduction for fees, expenses or taxes)		16.30%	13.96%	2.95%
Lipper International Multi-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)		19.47%	13.12%	2.17%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Advisers

Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Altrinsic Global Advisors, LLC (“Altrinsic”)

Lazard Asset Management LLC (“Lazard”)

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since

Nuveen Asset Management
Asset Allocation
Keith B. Hembre, CFA	Managing Director	December 2006
Walter A. French	Senior Vice President	December 2006
David A. Friar	Vice President	February 2010
Derek B. Bloom, CFA	Senior Vice President	February 2010
International Growth
Tracy P. Stouffer, CFA	Senior Vice President	June 2013
Infrastructure
Jay L. Rosenberg	Managing Director	June 2013

Section 1    Fund Summaries

Name	Title	Portfolio Manager of Fund Since

Altrinsic
John Hock, CFA	Chief Investment Officer	December 2006
John L. DeVita, CFA	Principal	December 2006
Rehan Chaudhri	Principal	December 2006

Lazard
James M. Donald, CFA	Managing Director & Head of Emerging Markets Group	December 2006
John R. Reinsberg	Deputy Chairman & Head of International and Global Products	December 2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Large Cap Growth Opportunities Fund

Investment Objective

The investment objective of the Fund is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class R6[3]	Class I
Management Fees	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.18%	0.18%	0.18%	0.18%	0.10%	0.18%
Total Annual Fund Operating Expenses	1.24%	1.99%	1.99%	1.49%	0.91%	0.99%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Class R6 shares were established on February 28, 2013.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption						No Redemption
	A	B	C	R3	R6	I	A	B	C	R3	R6	I
1 Year	$694	$702	$202	$152	$93	$101	$694	$202	$202	$152	$93	$101
3 Years	$946	$924	$624	$471	$290	$315	$946	$624	$624	$471	$290	$315
5 Years	$1,217	$1,173	$1,073	$813	$504	$547	$1,217	$1,073	$1,073	$813	$504	$547
10 Years	$1,989	$2,123	$2,317	$1,779	$1,120	$1,213	$1,989	$2,123	$2,317	$1,779	$1,120	$1,213

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

In selecting stocks, the Fund’s sub-adviser invests in companies that it believes exhibit the potential for superior growth based on factors such as above average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Section 1    Fund Summaries

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 18.58% and -21.12%, respectively, for the quarters ended March 31, 2012 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Performance is not shown for Class R6 shares, which have not been offered for a full calendar year.

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	25.63%	17.81%	7.25%
Class A (return after taxes on distributions)	20.78%	16.70%	6.57%
Class A (return after taxes on distributions and sale of Fund shares)	17.79%	14.41%	5.86%
Class B (return before taxes)	27.30%	18.24%	7.10%
Class C (return before taxes)	32.32%	18.32%	7.09%
Class R3 (return before taxes)	32.94%	18.91%	7.63%
Class I (return before taxes)	33.63%	19.51%	8.16%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%
Lipper Large-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)	34.00%	19.01%	7.30%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Harold R. Goldstein	Senior Vice President	July 2002
Scott M. Mullinix, CFA	Senior Vice President	April 2006
James A. Diedrich, CFA	Senior Vice President	February 2006

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus.

$5 million for all accounts except:

•No minimum for certain qualified retirement plans as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Large Cap Select Fund

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.33%	0.32%	0.33%
Total Annual Fund Operating Expenses	1.33%	2.07%	1.08%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.03)%	(0.02)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%	2.05%	1.05%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.

4	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.30%, 2.05% and 1.05% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$700	$208	$107	$700	$208	$107
3 Years	$967	$645	$338	$967	$645	$338
5 Years	$1,257	$1,110	$591	$1,257	$1,110	$591
10 Years	$2,080	$2,397	$1,313	$2,080	$2,397	$1,313

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

The sub-adviser will select companies based on a combination of value and growth objectives, seeking companies that meet at least two of the following criteria:

•	Attractively valued relative to other companies in the same industry or market.
•	Strong or improving cash flows, revenue and earnings growth, or other fundamentals.
•	Strong competitive position.
•	An identifiable catalyst that could increase the value of the company’s stock over the next one or two years.

The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Large Cap Stock Risk—Because it invests primarily in large capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Section 1    Fund Summaries

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 17.42% and -23.26%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	29.64%	17.12%	6.09%
Class A (return after taxes on distributions)	29.56%	17.07%	5.47%
Class A (return after taxes on distributions and sale of Fund shares)	16.84%	13.90%	4.74%
Class C (return before taxes)	36.48%	17.62%	5.91%
Class I (return before taxes)	37.96%	18.83%	7.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Lipper Large-Cap Core Classification Average (reflects no deduction for taxes or sales loads)	31.34%	16.90%	6.98%

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
David A. Chalupnik, CFA	Managing Director	January 2003
Anthony R. Burger, CFA	Senior Vice President	October 2004

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Mid Cap Growth Opportunities Fund

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	None	$15
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class R6[3]	Class I
Management Fees	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.19%	0.20%	0.19%	0.19%	0.06%	0.19%
Total Annual Fund Operating Expenses	1.30%	2.06%	2.05%	1.55%	0.92%	1.05%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Class R6 shares were established on February 28, 2013.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption						No Redemption
	A	B	C	R3	R6	I	A	B	C	R3	R6	I
1 Year	$700	$709	$208	$158	$94	$107	$700	$209	$208	$158	$94	$107
3 Years	$963	$946	$643	$490	$293	$334	$963	$646	$643	$490	$293	$334
5 Years	$1,247	$1,208	$1,103	$845	$509	$579	$1,247	$1,108	$1,103	$845	$509	$579
10 Years	$2,053	$2,195	$2,379	$1,845	$1,131	$1,283	$2,053	$2,195	$2,379	$1,845	$1,131	$1,283

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. At the time of any purchase, mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2013 reconstitution was $1.8 billion to $21.5 billion.

In selecting stocks, the Fund’s sub-adviser invests in companies that it believes exhibit the potential for superior growth based on factors such as above-average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Section 1    Fund Summaries

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 18.22% and -25.45%, respectively, for the quarters ended September 30, 2010 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Performance is not shown for Class R6 shares, which have not been offered for a full calendar year.

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	28.68%	21.62%	9.63%
Class A (return after taxes on distributions)	23.17%	20.14%	8.05%
Class A (return after taxes on distributions and sale of Fund shares)	20.13%	17.74%	7.70%
Class B (return before taxes)	30.49%	22.05%	9.46%
Class C (return before taxes)	35.52%	22.15%	9.46%
Class R3 (return before taxes)	36.18%	22.76%	10.03%
Class I (return before taxes)	36.86%	23.37%	10.56%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.74%	23.37%	9.77%
Lipper Mid-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)	35.52%	21.44%	8.96%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
James A. Diedrich, CFA	Senior Vice President	February 2006
Harold R. Goldstein	Senior Vice President	September 2005
Scott M. Mullinix, CFA	Senior Vice President	April 2006

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus.

$5 million for all accounts except:

•No minimum for certain qualified retirement plans as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Mid Cap Index Fund

Investment Objective

The investment objective of the Fund is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400 Index).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.32%	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.78%	1.53%	1.03%	0.53%
Fee Waivers and/or Expense Reimbursements[3]	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%	1.50%	1.00%	0.50%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$77	$153	$102	$51	$77	$153	$102	$51
3 Years	$246	$480	$325	$167	$246	$480	$325	$167
5 Years	$430	$831	$566	$293	$430	$831	$566	$293
10 Years	$963	$1,821	$1,257	$662	$963	$1,821	$1,257	$662

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in the S&P MidCap 400 Index. This index is an unmanaged market-value weighted index consisting of 400 stocks chosen for market size, liquidity, sector representation and other factors that represents the mid range sector of the U.S. stock market. Reconstitution of the index occurs both on a quarterly and ongoing basis. As of January 31, 2014, market capitalizations of companies in the S&P MidCap 400 Index ranged from approximately $1.0 billion to $12.2 billion.

The Fund’s sub-adviser believes that the Fund’s objective can best be achieved by investing in common stocks of 90% to 100% of the issues included in the S&P MidCap 400 Index, depending on the size of the Fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P MidCap 400 Index.

Because the Fund may not always hold all of the stocks included in the S&P MidCap 400 Index, and because the Fund has expenses and the index does not, the Fund will not duplicate the index’s performance precisely. However, the Fund’s sub-adviser believes there should be a close correlation between the Fund’s performance and that of the S&P MidCap 400 Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P MidCap 400 Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P MidCap 400 Index. If the Fund is unable to achieve a correlation of 95% over time, the Fund’s board of directors will consider alternative strategies for the Fund.

The Fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the S&P MidCap 400 Index. The Fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the S&P MidCap 400 Index, and to reduce transaction costs.

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Failure to Match Index Performance—The Fund may not replicate the performance of the S&P MidCap 400 Index.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 19.81% and -25.52%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	32.55%	21.16%	9.77%
Class A (return after taxes on distributions)	30.99%	20.51%	8.84%
Class A (return after taxes on distributions and sale of Fund shares)	19.28%	17.35%	7.97%
Class C (return before taxes)	31.53%	20.25%	8.95%
Class R3 (return before taxes)	32.22%	20.88%	9.50%
Class I (return before taxes)	32.87%	21.47%	10.04%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	33.50%	21.89%	10.36%
Lipper Mid-Cap Core Classification Average (reflects no deduction for taxes or sales loads)	34.68%	20.19%	8.90%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Walter A. French	Senior Vice President	March 2001
David A. Friar	Vice President	March 2001

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A	Class C	Class R3	Class I
Eligibility and Minimum Initial Investment	Available only through fee-based programs and certain retirement plans. •$250 minimum for accounts opened through fee-based programs. •No minimum for retirement plans.

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

			Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Mid Cap Value Fund

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.23%
Total Annual Fund Operating Expenses	1.39%	2.14%	2.14%	1.64%	1.13%
Fee Waivers and/or Expense Reimbursements[3]	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.33%	2.08%	2.08%	1.58%	1.08%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Class A, Class B, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$703	$711	$211	$161	$110	$703	$211	$211	$161	$110
3 Years	$984	$964	$664	$511	$354	$984	$664	$664	$511	$354
5 Years	$1,286	$1,244	$1,144	$886	$617	$1,286	$1,144	$1,144	$886	$617
10 Years	$2,143	$2,277	$2,468	$1,939	$1,370	$2,143	$2,277	$2,468	$1,939	$1,370

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. At the time of any purchase, mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2013 reconstitution was $1.8 billion to $21.5 billion.

In selecting stocks, the Fund’s sub-adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years. The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Section 1    Fund Summaries

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 18.57% and -21.15%, respectively, for the quarters ended September 30, 2009 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Section 1    Fund Summaries

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	30.71%	15.54%	8.00%
Class A (return after taxes on distributions)	30.56%	15.38%	7.51%
Class A (return after taxes on distributions and sale of Fund shares)	17.50%	12.57%	6.50%
Class B (return before taxes)	32.58%	15.95%	7.84%
Class C (return before taxes)	37.61%	16.05%	7.83%
Class R3 (return before taxes)	38.31%	16.64%	8.39%
Class I (return before taxes)	38.97%	17.21%	8.91%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	33.46%	21.16%	10.25%
Lipper Mid-Cap Value Classification Average (reflects no deduction for taxes or sales loads)	35.85%	20.78%	9.12%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
David A. Chalupnik, CFA	Managing Director	April 2012
Karen L. Bowie, CFA	Senior Vice President	April 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Section 1    Fund Summaries

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Small Cap Growth Opportunities Fund

Investment Objective

The investment objective of the Fund is growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.55%	2.30%	1.80%	1.30%
Fee Waivers and/or Expense Reimbursements[3]	(0.09)%	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.46%	2.22%	1.72%	1.22%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 1.72% and 1.22% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$715	$225	$175	$124	$715	$225	$175	$124
3 Years	$1,028	$711	$559	$404	$1,028	$711	$559	$404
5 Years	$1,363	$1,223	$967	$705	$1,363	$1,223	$967	$705
10 Years	$2,307	$2,630	$2,109	$1,561	$2,307	$2,630	$2,109	$1,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion.

In selecting stocks, the Fund’s sub-adviser invests in companies that it believes exhibit the potential for superior growth based on factors such as above-average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Section 1    Fund Summaries

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 27.78% and -28.23%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

Section 1    Fund Summaries

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	32.54%	22.27%	6.85%
Class A (return after taxes on distributions)	24.92%	20.37%	4.64%
Class A (return after taxes on distributions and sale of Fund shares)	20.53%	17.78%	4.67%
Class C (return before taxes)	39.58%	22.80%	6.68%
Class R3 (return before taxes)	40.21%	23.41%	7.24%
Class I (return before taxes)	40.98%	24.02%	7.74%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%
Lipper Small-Cap Growth Classification Average (reflects no deduction for taxes or sales loads)	42.29%	22.41%	8.95%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert S. McDougall, CFA	Senior Vice President	May 2004
Jon A. Loth, CFA	Vice President	October 2007

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Small Cap Index Fund

Investment Objective

The investment objective of the Fund is to provide investment results that correspond to the performance of the Russell 2000® Index (Russell 2000 Index).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.48%	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.15%	1.90%	1.40%	0.90%
Fee Waivers and/or Expense Reimbursements[3]	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.65%	1.15%	0.65%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$92	$168	$117	$66	$92	$168	$117	$66
3 Years	$341	$573	$419	$262	$341	$573	$419	$262
5 Years	$609	$1,003	$742	$474	$609	$1,003	$742	$474
10 Years	$1,375	$2,202	$1,658	$1,085	$1,375	$2,202	$1,658	$1,085

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). Reconstitution of the index occurs annually. As of January 31, 2014, market capitalizations of companies in the Russell 2000 Index ranged from approximately $15.0 million to $5.8 billion.

The Fund’s sub-adviser believes that the Fund’s objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the Fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the Fund may not always hold all of the stocks included in the Russell 2000 Index, and because the Fund has expenses and the index does not, the Fund will not duplicate the index’s performance precisely. However, the Fund’s sub-adviser believes there should be a close correlation between the Fund’s performance and that of the Russell 2000 Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the Fund is unable to achieve a correlation of 95% over time, the Fund’s board of directors will consider alternative strategies for the Fund.

The Fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the Russell 2000 Index. The Fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Failure to Match Index Performance—The Fund may not replicate the performance of the Russell 2000 Index.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 20.68% and -25.79%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	38.02%	19.49%	8.49%
Class A (return after taxes on distributions)	35.78%	18.88%	7.25%
Class A (return after taxes on distributions and sale of Fund shares)	22.67%	15.88%	6.78%
Class C (return before taxes)	37.04%	18.58%	7.64%
Class R3 (return before taxes)	37.73%	19.16%	8.19%
Class I (return before taxes)	38.38%	19.78%	8.72%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%
Lipper Small-Cap Core Classification Average (reflects no deduction for taxes or sales loads)	36.81%	20.33%	9.14%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Walter A. French	Senior Vice President	March 2001
David A. Friar	Vice President	March 2001

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A	Class C	Class R3	Class I
Eligibility and Minimum Initial Investment	Available only through fee-based programs and certain retirement plans. •$250 minimum for accounts opened through fee-based programs. •No minimum for retirement plans.

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

			Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Small Cap Select Fund

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	1.45%	2.20%	2.20%	1.70%	1.20%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$714	$723	$223	$173	$122	$714	$223	$223	$173	$122
3 Years	$1,007	$988	$688	$536	$381	$1,007	$688	$688	$536	$381
5 Years	$1,322	$1,280	$1,180	$923	$660	$1,322	$1,180	$1,180	$923	$660
10 Years	$2,210	$2,344	$2,534	$2,009	$1,455	$2,210	$2,344	$2,534	$2,009	$1,455

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion.

In selecting stocks, the Fund’s sub-adviser invests in companies that it believes meet one or more of the following criteria:

•	Attractively valued relative to other companies in the same industry or market.
•	Strong or improving cash flows, revenue and earnings growth, or other fundamentals.
•	Strong competitive position.
•	Strong management teams.
•	An identifiable catalyst that could increase the value of the company’s stock over the next one or two years.

The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Section 1    Fund Summaries

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 21.20% and -23.68%, respectively, for the quarters ended December 31, 2011 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Section 1    Fund Summaries

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	24.30%	18.19%	7.88%
Class A (return after taxes on distributions)	21.29%	16.85%	5.93%
Class A (return after taxes on distributions and sale of Fund shares)	15.47%	14.75%	6.01%
Class B (return before taxes)	26.03%	18.60%	7.71%
Class C (return before taxes)	31.04%	18.70%	7.71%
Class R3 (return before taxes)	31.62%	19.31%	8.27%
Class I (return before taxes)	32.27%	19.90%	8.79%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%
Lipper Small-Cap Core Classification Average (reflects no deduction for taxes or sales loads)	36.81%	20.33%	9.14%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gregory J. Ryan, CFA	Vice President	August 2013
Mark A. Traster, CFA	Senior Vice President	December 2008

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Small Cap Value Fund

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.32%	0.32%	0.32%	0.32%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.56%	2.31%	1.81%	1.31%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.54%	2.29%	1.79%	1.29%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.

4	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 1.45%, 2.20%, 1.70% and 1.20% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$723	$232	$182	$131	$723	$232	$182	$131
3 Years	$1,037	$719	$568	$413	$1,037	$719	$568	$413
5 Years	$1,374	$1,233	$978	$716	$1,374	$1,233	$978	$716
10 Years	$2,323	$2,644	$2,125	$1,577	$2,323	$2,644	$2,125	$1,577

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion.

In selecting stocks, the Fund’s sub-adviser invests in companies that it believes meet at least two of the following criteria:

•	Undervalued relative to other companies in the same industry or market;
•	Good or improving fundamentals; and
•	An identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

Section 1    Fund Summaries

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 19.73% and -22.12%, respectively, for the quarters ended December 31, 2011 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Section 1    Fund Summaries

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class A (return before taxes)	30.70%	17.71%	8.39%
Class A (return after taxes on distributions)	30.60%	17.66%	7.02%
Class A (return after taxes on distributions and sale of Fund shares)	17.46%	14.40%	6.60%
Class C (return before taxes)	37.66%	18.28%	8.23%
Class R3 (return before taxes)	38.33%	18.86%	8.79%
Class I (return before taxes)	38.97%	19.41%	9.30%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	34.52%	17.64%	8.61%
Lipper Small-Cap Value Classification Average (reflects no deduction for taxes or sales loads)	36.59%	20.47%	9.24%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Karen L. Bowie, CFA	Senior Vice President	July 2005

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Tactical Market Opportunities Fund

Investment Objective

The investment objective of the Fund is to earn a positive total return over a reasonable period of time, regardless of market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 82 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 85 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.76%	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.08%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$703	$211	$110	$703	$211	$110
3 Years	$972	$652	$343	$972	$652	$343
5 Years	$1,262	$1,119	$595	$1,262	$1,119	$595
10 Years	$2,084	$2,410	$1,317	$2,084	$2,410	$1,317

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 220% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. U.S. Treasury bills are backed by the full faith and credit of the U.S. government, and are generally considered a risk free investment. Investing in the Fund, on the other hand, involves certain risks, including the risk of loss. In addition, an investment in the Fund will be more volatile than an investment in U.S. Treasury bills. The Fund’s portfolio managers will manage volatility by attempting to limit the Fund’s tracking error relative to the Treasury Bill Index to a level consistent with achieving the return that the Fund is seeking.

The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. Over shorter periods of time, investment returns will fluctuates as market conditions vary and may be lower than those of the Treasury Bill Index. Thus, the Fund is designed for investors with longer term investment horizons—generally at least three years or more.

The Fund seeks to achieve its objective by investing its assets across the following asset classes:

•	U.S., international and emerging market equity securities,
•	U.S., international and emerging market debt securities, including high-yield debt securities,
•	Commodities,
•	Currencies, and
•	High quality, short-term debt securities and money market funds.

The Fund gains exposure to the above asset classes (i) by investing in derivative instruments and exchange-traded funds (“ETFs”), (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

The Fund will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

The Fund’s sub-adviser may allocate the Fund’s assets among the different asset classes in different proportions at different times. The Fund is not required to allocate its investments among the asset classes in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Fund may have none or some of its assets invested in each asset class in relative proportions that change over time based on market and economic conditions.

The sub-adviser allocates assets among the various asset classes based on its forecasted returns and its risk assessment for each asset class. The sub-adviser will seek to take advantage of both investment opportunities that are believed to have a high probability of success (long investment) and a high probability of failure (short investment).

Section 1    Fund Summaries

The sub-adviser regularly assesses and manages the overall risk profile of the Fund’s portfolio, based on the Fund’s exposure to each asset class, the volatility of the asset classes, and the correlation of returns among the different asset classes.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular company, industry, or sector of the market.

ETF Risk—An ETF is subject to the risks of the underlying securities that it holds. In addition, for index-based ETFs the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Frequent Trading Risk—Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Other Investment Companies Risk—When the Fund invests in other investment companies, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class I shares. The performance of the other share classes will differ due to their different expense structures.

Class I Annual Total Return

During the four-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 4.45% and -2.95%, respectively, for the quarters ended September 30, 2010 and June 30, 2013.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. Class A and Class C shares commenced operations on February 24, 2011. The since inception returns for Class A and Class C shares shown below reflect Class I performance prior to February 24, 2011 adjusted for the difference in fees between the classes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class I shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2013
	Inception Date	1 Year	Since Inception (Class A & Class C)	Since Inception (Class I)
Class A (return before taxes)	2/24/11	(10.14)%	0.93%	N/A
Class C (return before taxes)	2/24/11	(5.32)%	1.65%	N/A
Class I (return before taxes)	12/30/09	(4.39)%	N/A	2.72%
Class I (return after taxes on distributions)		(4.39)%	N/A	2.40%
Class I (return after taxes on distributions and sale of Fund shares)		(2.48)%	N/A	2.03%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		0.07%	0.09%	0.10%
Lipper Flexible Portfolio Classification Average (reflects no deduction for taxes or sales loads)		9.17%	5.53%	8.22%

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
David R. Cline	Vice President	December 2009
Walter A. French	Senior Vice President	December 2009
David A. Friar	Vice President	December 2009
Keith B. Hembre, CFA	Managing Director	December 2009
Derek B. Bloom, CFA	Senior Vice President	February 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors is registered with the Securities and Exchange Commission as an investment adviser and with the Commodity Futures Trading Commission as a commodity pool operator. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976, and had $214.9 billion of assets under management as of September 30, 2013.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

In addition to Nuveen Asset Management, Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”) serve as sub-advisers for Nuveen International Select Fund.

Altrinsic, located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, was established in 2000 and is an employee-controlled and majority-owned firm specializing in global and international investment management. As of December 31, 2013, Altrinsic had assets under management of approximately $14.3 billion. Altrinsic’s investment philosophy is based on value creation and the belief that a company’s valuation is a function of its future financial productivity (i.e., sustainable returns-on-capital relative to cost of capital) adjusted for associated risk. In implementing its philosophy, Altrinsic’s team capitalizes on inefficiencies (i.e. mispriced securities) in the world’s equity markets by taking a long-term view and leveraging proprietary individual-company analysis, global industry knowledge, and a distinctive cross-border frame of reference. Predicated on the time-tested principles of fundamental value investing, Altrinsic’s investment approach is bottom-up, fundamentally driven, internationally focused, and all-cap. Altrinsic has been providing advice to investment companies since 2006.

Section 2    How We Manage Your Money

Lazard, 30 Rockefeller Plaza, New York, New York 10112, is a wholly owned subsidiary of Lazard Frères & Co., LLC. As of December 31, 2013, Lazard had assets under management of approximately $167.5 billion. Lazard employs a bottom-up, relative value approach in selecting stocks that includes proprietary database screening, accounting validation, fundamental analysis, and portfolio construction/risk evaluation. Lazard seeks to identify individual stocks of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard has been providing advice to investment companies since 1991.

The portfolio managers primarily responsible for the Funds’ management are:

Nuveen Dividend Value Fund. Cori B. Johnson, CFA, entered the financial services industry in 1981 and joined FAF Advisors, Inc. (“FAF”) in 1985. She became a portfolio manager in 1994. She most recently served as Senior Portfolio Manager at FAF until joining Nuveen Asset Management. She joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Derek M. Sadowsky entered the financial services industry in 1998 and joined FAF in 2010. He joined Nuveen Asset Management on January 1, 2011 as Vice President and Portfolio Manager in connection with the firm’s acquisition of a portion of FAF’s asset management business. Prior to his current portfolio management role, he was a senior equity research analyst for the mid- and large-cap research team, specializing in the basic materials sector, from 2010 to 2011. Previously, he was an analyst at State Street Global Advisors in charge of the global basic materials sector from 2007 to 2009.

Nuveen Equity Index Fund. Walter A. French entered the financial services industry in 1974 and joined FAF in 1999. He has been the lead manager of the equity, mid cap and small cap index strategies since 1999. He most recently served as Senior Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

David A. Friar entered the financial services industry in 1998 and joined FAF in 1999 as a member of the Performance Measurement group. He joined the team managing the equity, mid cap and small cap index strategies in 2000. He most recently served as Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Nuveen International Select Fund. Nuveen Asset Management allocates the Fund’s assets among the Fund’s sub-advisers.

The following individuals are primarily responsible for the day-to-day management of the portion of the Fund managed by Altrinsic: John Hock, CFA, John L. DeVita, CFA, and Rehan Chaudhri.

•

Mr. Hock founded Altrinsic in 2000 and has been its Chief Investment Officer since inception. Prior to Altrinsic, Mr. Hock was a portfolio manager with Hansberger Global Investors. He began his global equity career in 1990.

Section 2    How We Manage Your Money

•

Mr. DeVita, Principal, has been a portfolio manager of Altrinsic since its founding in 2000. Prior to Altrinsic, Mr. DeVita was an equity analyst with Arnhold & S. Bleichroeder Advisors and Société Générale Asset Management. He began his global equity career in 1991.

•

Mr. Chaudhri, Principal, has been a portfolio manager of Altrinsic since 2003. Prior to Altrinsic, Mr. Chaudhri was a portfolio manager with Lazard Asset Management. He began his global equity career in 1993.

The following individuals are primarily responsible for the day-to-day management of the portion of the Fund managed by Lazard: James M. Donald and John R. Reinsberg.

•

Mr. Donald is a Managing Director and Head of the Emerging Markets Group at Lazard. He joined Lazard in 1996 and is a CFA Charterholder. Mr. Donald has been working in the investment industry for 21 years.

•

Mr. Reinsberg is a Deputy Chairman and Head of International and Global Products at Lazard. He also oversees the day-to-day operations of Lazard’s international equity investment team. He joined Lazard in 1992 and has 25 years investment experience.

The following individuals are primarily responsible for the day-to-day management of the portion of the Fund managed by Nuveen Asset Management: Keith B. Hembre, CFA, Walter A. French, David A. Friar and Derek B. Bloom, CFA, Tracy P. Stouffer, CFA, and Jay L. Rosenberg.

•

Keith B. Hembre, CFA, entered the financial services industry in 1992 and joined FAF in 1997 as a Credit Analyst. He became Chief Economist at FAF in 2003 and Chief Economist and Chief Investment Strategist in 2005. He joined Nuveen Asset Management as Chief Economist and Chief Investment Strategist and Head of Quantitative Strategies on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•	Information on Mr. French appears above under “Nuveen Equity Index Fund.”
•	Information on Mr. Friar appears above under “Nuveen Equity Index Fund.”
•

Derek B. Bloom, CFA, entered the financial services industry in 2002 and joined FAF in 2003 as a senior quantitative analyst. He joined the team managing the international products in 2006. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Ms. Stouffer joined Nuveen Asset Management on March 1, 2013, in connection with an internal reorganization of certain investment personnel and fund management responsibilities between Nuveen Asset Management and its affiliate, Santa Barbara Asset Management, LLC (“SBAM”). Prior thereto, she was an international portfolio manager for SBAM. She joined SBAM in 2008 from WayMark Capital, LLC, an investment management firm where she was a managing partner. Prior to that, she was an international portfolio manager at Dreyfus Founders Funds, Federated Global Investment Management, Clariden Asset Management and TIAA-CREF.

•

Jay L. Rosenberg entered the financial services industry in 1995 and joined FAF in 2005 as Equity Portfolio Manager. He joined Nuveen Asset Management as Managing Director and Portfolio Manager on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

Section 2    How We Manage Your Money

Nuveen Large Cap Growth Opportunities Fund. Harold R. Goldstein entered the financial services industry in 1982 and joined FAF in 2002 as a portfolio manager. He most recently served as Senior Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Scott M. Mullinix, CFA, entered the financial services industry in 1989 and joined FAF in 2006 as a portfolio manager. He most recently served as Senior Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

James A. Diedrich, CFA, entered the financial services industry in 1984 and joined FAF in 2006 as a portfolio manager. He most recently served as Senior Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of Mid- and Large-Cap Growth Equities on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Nuveen Large Cap Select Fund. David A. Chalupnik, CFA, entered the financial services industry in 1984 and joined FAF in 2002 as Head of Equities. He most recently served as Senior Managing Director and Head of Equities at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as a Managing Director and Head of Equities on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

Anthony R. Burger, CFA, entered the financial services industry in 1994 and joined FAF in 2003. He became a portfolio manager in 2004. He most recently served as Director of Quantitative Equity Research at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Director of Quantitative Equity Research on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

Nuveen Mid Cap Growth Opportunities Fund. The portfolio managers are James A. Diedrich, Harold R. Goldstein and Scott M. Mullinix. Information on these portfolio managers appears above under “Nuveen Large Cap Growth Opportunities Fund.”

Nuveen Mid Cap Index Fund. The portfolio managers are Walter A. French and David A. Friar. Information on these portfolio managers appears above under “Nuveen Equity Index Fund.”

Nuveen Mid Cap Value Fund. Information on David A. Chalupnik appears above under “Nuveen Large Cap Select Fund.”

Karen L. Bowie, CFA, entered the financial services industry when she joined FAF in 1984 as an equity portfolio manager and equity research analyst, and she rejoined FAF in 1999. She most recently served as an Equity Portfolio Manager at FAF until joining Nuveen Asset Management. She joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

Nuveen Small Cap Growth Opportunities Fund. Robert S. McDougall, CFA, entered the financial services industry in 1988 and joined FAF in 2004 as a

Section 2    How We Manage Your Money

portfolio manager. He most recently served as Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

Jon A. Loth, CFA, entered the financial services industry in 1994 and joined FAF in 2004. He became a portfolio manager in 2007 and most recently served as Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

Nuveen Small Cap Index Fund. The portfolio managers are Walter A. French and David A. Friar. Information on these portfolio managers appears above under “Nuveen Equity Index Fund.”

Nuveen Small Cap Select Fund. Mark A. Traster, CFA, entered the financial services industry in 1992 and joined FAF in 2004 as a portfolio manager. He most recently served as Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. He is currently Senior Vice President and Portfolio Manager.

Gregory J. Ryan, CFA, entered the financial services industry in 1998 and joined FAF in 2007. He became a portfolio manager in 2013. Prior to his current portfolio management role, he was senior equity research analyst for the small cap growth opportunities team, specializing in the industrials, materials and consumer sectors. He joined Nuveen Asset Management as Vice President on January 1, 2011 in connection with the firm’s acquisition of a portion of the asset management business of FAF.

Nuveen Small Cap Value Fund. The portfolio manager is Karen L. Bowie. Information on her appears above under “Nuveen Mid Cap Value Fund.”

Nuveen Tactical Market Opportunities Fund. David R. Cline entered the financial services industry when he joined FAF in 1989. He served as Portfolio Manager of asset allocation products starting in 1996. He most recently served as Senior Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Information on Walter A. French appears above under “Nuveen Equity Index Fund.”

Information on David A. Friar appears above under “Nuveen Equity Index Fund.”

Information on Keith B. Hembre appears above under “Nuveen International Select Fund.”

Information on Derek B. Bloom appears above under “Nuveen International Select Fund.”

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a

Section 2    How We Manage Your Money

complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Dividend Value Fund	Nuveen Equity Index Fund	Nuveen Inter- national Select Fund	Nuveen Large Cap Growth Oppor- tunities Fund	Nuveen Large Cap Select Fund	Nuveen Mid Cap Growth Oppor- tunities Fund	Nuveen Mid Cap Index Fund
For the first $125 million	0.6000%	0.1000%	0.8500%	0.6500%	0.5500%	0.7000%	0.1500%
For the next $125 million	0.5875%	0.0875%	0.8375%	0.6375%	0.5375%	0.6875%	0.1375%
For the next $250 million	0.5750%	0.0750%	0.8250%	0.6250%	0.5250%	0.6750%	0.1250%
For the next $500 million	0.5625%	0.0625%	0.8125%	0.6125%	0.5125%	0.6625%	0.1125%
For the next $1 billion	0.5500%	0.0500%	0.8000%	0.6000%	0.5000%	0.6500%	0.1000%
For net assets over $2 billion	0.5250%	0.0250%	0.7750%	0.5750%	0.4750%	0.6250%	0.0750%

Average Daily Net Assets	Nuveen Mid Cap Value Fund	Nuveen Small Cap Growth Oppor- tunities Fund	Nuveen Small Cap Index Fund	Nuveen Small Cap Select Fund	Nuveen Small Cap Value Fund	Nuveen Tactical Market Oppor- tunities Fund
For the first $125 million	0.7000%	0.8000%	0.1500%	0.7000%	0.7000%	0.6000%
For the next $125 million	0.6875%	0.7875%	0.1375%	0.6875%	0.6875%	0.5875%
For the next $250 million	0.6750%	0.7750%	0.1250%	0.6750%	0.6750%	0.5750%
For the next $500 million	0.6625%	0.7625%	0.1125%	0.6625%	0.6625%	0.5625%
For the next1 $1 billion	0.6500%	0.7500%	0.1000%	0.6500%	0.6500%	0.5500%
For net assets over $2 billion	0.6250%	0.7250%	0.0750%	0.6250%	0.6250%	0.5250%

Each Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular Fund’s assets that are not “eligible assets.” The maximum overall complex-level fee rate is 0.2000% of a Fund’s average daily net assets, which is based upon complex-level eligible assets of $55 billion, with the complex-level fee rate decreasing incrementally for eligible assets above that level. Fund-specific complex-level fee rates will not exceed the maximum overall complex-level fee rate of 0.2000%. As of December 31, 2013, the Funds’ complex-level fee rates were as follows:

Complex-Level Fee Rate
Nuveen Dividend Value Fund	0.1880%
Nuveen Equity Index Fund	0.2000%
Nuveen International Select Fund	0.2000%
Nuveen Large Cap Growth Opportunities Fund	0.1938%
Nuveen Large Cap Select Fund	0.2000%
Nuveen Mid Cap Growth Opportunities Fund	0.1927%
Nuveen Mid Cap Index Fund	0.1803%
Nuveen Mid Cap Value Fund	0.2000%
Nuveen Small Cap Growth Opportunities Fund	0.2000%
Nuveen Small Cap Index Fund	0.1832%
Nuveen Small Cap Select Fund	0.2000%
Nuveen Small Cap Value Fund	0.1949%
Nuveen Tactical Market Opportunities Fund	0.1734%

Section 2    How We Manage Your Money

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Dividend Value Fund	0.74%
Nuveen Equity Index Fund	0.18%
Nuveen International Select Fund	1.01%
Nuveen Large Cap Growth Opportunities Fund	0.81%
Nuveen Large Cap Select Fund	0.75%
Nuveen Mid Cap Growth Opportunities Fund	0.86%
Nuveen Mid Cap Index Fund	0.29%
Nuveen Mid Cap Value Fund	0.84%
Nuveen Small Cap Growth Opportunities Fund	0.92%
Nuveen Small Cap Index Fund	0.09%
Nuveen Small Cap Select Fund	0.88%
Nuveen Small Cap Value Fund	0.89%
Nuveen Tactical Market Opportunities Fund	0.73%

Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, for the following Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Fund	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Nuveen Mid Cap Index Fund	0.75%	—	1.50%	1.00%	0.50%
Nuveen Mid Cap Value Fund	1.34%	2.09%	2.09%	1.59%	1.09%
Nuveen Small Cap Growth Opportunities Fund	1.47%	—	2.22%	1.72%	1.22%
Nuveen Small Cap Index Fund	0.83%	—	1.58%	1.08%	0.58%
Nuveen Small Cap Value Fund	1.45%	—	2.20%	1.70%	1.20%

Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse expenses through October 31, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, for the following Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Fund	Class A	Class B	Class C	Class R3	Class I
Nuveen International Select Fund	1.45%	—	2.20%	—	1.20%
Nuveen Large Cap Select Fund	1.30%	—	2.05%	—	1.05%

The expense limitations described above may be terminated or modified prior to that date only with the approval of the Board of Directors of the Funds.

Information regarding the Board of Directors’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended October 31, 2013.

Section 2    How We Manage Your Money

The Funds’ investment objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a Fund’s investment objective changes, you will be notified at least 60 days in advance.

Each Fund, other than Nuveen Dividend Value Fund, Nuveen International Select Fund and Nuveen Tactical Market Opportunities Fund, has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (a “Name Policy”). Details about each Fund’s Name Policy can be found in the statement of additional information. As a result, each Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.

The Funds’ investment policies may be changed by the Board of Directors without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser(s) believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser(s) uses, or may use, to achieve the Funds’ objectives. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Non-U.S. Investments

The Funds will classify an issuer of a security as being a U.S. or non-U.S. company based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Certain Funds’ investment in non-U.S. equity securities may include direct investment in securities of non-U.S. companies traded overseas as well as American Depositary Receipts (“ADRs”) and other types of depositary receipts.

Certain Funds may invest in issuers located in emerging markets. Emerging market countries include any country other than Canada, the United States and countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Infrastructure Related Securities

For Nuveen International Select Fund, one of the Fund’s sub-advisers, Nuveen Asset Management, may invest in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure related companies are defined as companies that own, develop, construct, finance, operate or invest in infrastructure assets. Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community

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depends, which includes water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Securities Lending

Each Fund, other than Nuveen Tactical Market Opportunities Fund, may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Funds’ securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the Fund. Dividends, if they constitute “qualified dividends,” are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

Cash Equivalents and Short-Term Investments

The Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Foreign Government Obligations

Nuveen Tactical Market Opportunities Fund may purchase foreign government obligations that are non-dollar denominated or dollar denominated. While the foreign government obligations that the Fund may purchase must have an investment grade rating from at least one rating agency, it is possible that such obligations will be issued by governments of emerging market countries. If the rating of a security is reduced below investment grade after purchase, the Fund is not required to sell the security, but may consider doing so.

ETFs and Other Investment Companies

The Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Funds may invest directly. An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

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As a shareholder in an investment company, a Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs. The Funds will not invest in leveraged ETFs.

Generally, investments in ETFs are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Funds. Nuveen Tactical Market Opportunities Fund intends to rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, Nuveen Tactical Market Opportunities Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks that you assume when you invest in the Funds. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Commodities risk: Nuveen Tactical Market Opportunities Fund may invest in instruments providing exposure to commodities. Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and

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consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Credit risk: Nuveen Dividend Value Fund and Nuveen Tactical Market Opportunities Fund are subject to the risk that an issuer of a debt security held by the Fund, or to which the Fund has exposure, may be unable or unwilling to make interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the Fund, and can also affect the bond’s liquidity and make it more difficult for the Fund to sell. When the Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of a Fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund that invests in such non-U.S. securities.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract.

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The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

In addition, when a Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Funds’ shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

A Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Swap agreements may involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

Equity security risk: Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, the types of securities in which a particular Fund invests, such as value stocks, growth stocks, large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks and/or micro-capitalization stocks, may underperform the market as a whole.

ETF risk: Like any fund, an ETF is subject to the risks of the underlying securities that it holds. In addition, investments in ETFs present certain risks that do not apply to investments in traditional mutual funds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Moreover, ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained,

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(ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Failure to match index performance: The ability of Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund to replicate the performance of their respective indices may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any), and other expenses.

Frequent trading risk: Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Growth stock risk: The growth stocks in which a Fund invests tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

High yield securities risk: Nuveen Dividend Value Fund and Nuveen Tactical Market Opportunities Fund may invest in securities that are rated below-investment grade, which are commonly referred to as “high yield” securities or “junk” bonds. High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Infrastructure sector risk: Because Nuveen International Select Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Interest rate risk: Debt securities held by the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Funds may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates.

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Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Large cap stock risk: While large cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. To the extent a Fund invests in large capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Mid-cap stock risk: While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Multi-manager risk: Because each sub-adviser of Nuveen International Select Fund makes investment decisions independently, it is possible that the security selection process of the sub-advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one or more of the sub-advisers may, at any time, take positions that may be opposite of positions taken by other sub-advisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Sub-advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. The sub-advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.

Non-U.S./emerging markets risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

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•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

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The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

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Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.

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A Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

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Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

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Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Other investment companies risk: When a Fund invests in other investment companies, its shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, a Fund is exposed to the risks to which the other investment companies may be subject.

Small-cap stock risk: Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range of small-cap companies

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sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.

Value stock risk: The intrinsic value of a stock with value characteristics in which a Fund invests may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

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Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

Class A Shares

Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund only issue Class A shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their service. Class A shares are offered to these investors at their net asset value per share with no up-front sales charge.

For all other Funds, you can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00

*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 12 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class B Shares

Nuveen International Select Fund, Nuveen Large Cap Select Fund, Nuveen Mid Cap Index Fund, Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Index Fund, Nuveen Small Cap Value Fund and Nuveen Tactical Market Opportunities Fund do not issue Class B shares. The remaining Funds will issue Class B shares upon the exchange of Class B

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shares from another Nuveen Mutual Fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary a 4.25% up-front sales commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase price or redemption proceeds, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	5%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The Funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

Nuveen International Select Fund, Nuveen Large Cap Select Fund and Nuveen Tactical Market Opportunities Fund do not issue Class R3 shares. You can purchase Class R3 shares of the remaining Funds at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

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Class R6 Shares

Nuveen Dividend Value Fund, Nuveen Large Cap Growth Opportunities Fund and Nuveen Mid Cap Growth Opportunities Fund issue Class R6 shares. Class R6 shares are available to certain qualified retirement plans and other investors as set forth in the statement of additional information. There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Funds. All other eligible investors must meet a minimum initial investment of at least $5 million in each Fund in which they invest. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares are only available through financial intermediaries that have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs. Class R6 shares also are not available through retail, advisory fee-based wrap platforms.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.
•	Certain bank or broker-affiliated trust departments.
•	Advisory accounts of Nuveen Fund Advisors and its affiliates.
•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).
•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

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•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.
•	Certain financial intermediary personnel, and their immediate family members.
•	Certain other institutional investors described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class B, Class C, Class R3, Class R6 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

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Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

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Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “How to Sell Shares—Contingent Deferred Sales Charge” below).
•	Monies representing reinvestment of Nuveen Mutual Fund distributions.
•	Certain employer-sponsored retirement plans.
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Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.
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Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•	Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive

Section 3    How You Can Buy and Sell Shares

discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.
•

Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through

Section 3    How You Can Buy and Sell Shares

your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•

By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

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On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Section 3    How You Can Buy and Sell Shares

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.
•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform

Section 3    How You Can Buy and Sell Shares

a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

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By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

Section 3    How You Can Buy and Sell Shares

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

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On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

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By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The Funds reserve the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 or Class R6 shares) held directly with the Funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Dividends from net investment income are normally declared and paid quarterly for Nuveen Dividend Value Fund and Nuveen Equity Index Fund. For each other Fund, dividends from net investment income, if any, are normally declared and paid annually. For each of the Funds, any capital gains are normally distributed at least once each year.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all income and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund

Section 4    General Information

shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Non U.S. Tax Credits

A regulated investment company with more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year may, for such taxable year, elect to pass the regulated investment company’s non-U.S. tax credits through to its investors.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. For a definition of “average cost basis method,” please see the glossary. Financial intermediaries choose their own default method.

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Section 4    General Information

Under the plan, the Distributor receives a distribution fee for Class B, Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class B, Class C and Class R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long- term holders of Class B, Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class B and Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

Section 4    General Information

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

Section 4    General Information

The Board of Directors has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Directors. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the

Section 4    General Information

Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds other than Nuveen International Select Fund is U.S. Bank National Association (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53202. The custodian of the assets of Nuveen International Select Fund is State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street Milwaukee, WI 53202, provides certain accounting services to the Funds other than Nuveen International Select Fund. U.S. Bank, BFDS and USBFS maintain certain books and records of the Funds at their respective locations.

Section 4    General Information

For disclaimers relating to the indices for Nuveen Equity Index Fund and Nuveen Mid Cap Index Fund, please see the statement of additional information.

Nuveen Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed Nuveen Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Please see the statement of additional information for further restrictions and information regarding the Russell Index(es).

Section 4    General Information

Section  5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or, if shorter, the period of operations for the Fund or class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The information for the most recent fiscal year has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The financial statements for the years ended October 31, 2011 and prior were audited by other independent auditors.

Nuveen Dividend Value Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (12/92)
2013	$14.60	$.30	$3.59	$3.89	$(.30)	$(.40)	$(.70)	$17.79	27.72%	$384,226	1.12%		1.89%		44%
2012	13.05	.27	1.59	1.86	(.31)	—	(.31)	14.60	14.31	273,317	1.16		1.95		24
2011	12.42	.27	.63	.90	(.27)	—	(.27)	13.05	7.28	176,954	1.14		2.05		33
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42	18.46	125,226	1.17		2.89		29
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76	10.32	100,059	1.19		3.00		48

Class B (8/94)
2013	14.47	.19	3.53	3.72	(.18)	(.40)	(.58)	17.61	26.65	1,256	1.87		1.19		44
2012	12.93	.18	1.57	1.75	(.21)	—	(.21)	14.47	13.51	1,525	1.91		1.33		24
2011	12.25	.17	.61	.78	(.10)	—	(.10)	12.93	6.45	3,016	1.89		1.32		33
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25	17.59	5,039	1.92		2.07		29
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61	9.41	7,237	1.94		2.28		48

Class C (2/99)
2013	14.42	.18	3.57	3.75	(.18)	(.40)	(.58)	17.59	26.95	59,753	1.87		1.10		44
2012	12.92	.17	1.54	1.71	(.21)	—	(.21)	14.42	13.29	29,234	1.91		1.21		24
2011	12.26	.17	.62	.79	(.13)	—	(.13)	12.92	6.42	18,714	1.89		1.31		33
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26	17.60	11,107	1.92		2.22		29
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63	9.41	4,921	1.94		2.23		48

Class R3 (9/01)
2013	14.58	.26	3.57	3.83	(.26)	(.40)	(.66)	17.75	27.30	38,589	1.37		1.62		44
2012	13.03	.24	1.59	1.83	(.28)	—	(.28)	14.58	14.13	21,649	1.41		1.70		24
2011	12.41	.23	.63	.86	(.24)	—	(.24)	13.03	6.93	12,092	1.41		1.75		33
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41	18.16	1,204	1.39		2.50		29
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76	9.92	122	1.45		2.94		48

Class R6 (2/13)
2013(d)	15.36	.22	2.60	2.82	(.25)	—	(.25)	17.93	18.52	67,620	.80	*	1.98	*	44

Class I (8/94)
2013	14.72	.35	3.61	3.96	(.35)	(.40)	(.75)	17.93	27.96	1,151,408	.87		2.16		44
2012	13.16	.31	1.60	1.91	(.35)	—	(.35)	14.72	14.65	1,072,335	.91		2.23		24
2011	12.53	.31	.64	.95	(.32)	—	(.32)	13.16	7.56	861,754	.89		2.31		33
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53	18.78	684,540	.92		3.10		29
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85	10.51	570,690	.94		3.25		48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Equity Index Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (12/92)
2013	$22.35	$.38	$5.31	$5.69	$(.39)	$(.55)	$(.94)	$27.10	26.32%	$183,491	.62%	1.57%	2%
2012	21.44	.34	2.48	2.82	(.35)	(1.56)	(1.91)	22.35	14.51	143,664	.62	1.56	1
2011	21.51	.30	1.26	1.56	(.26)	(1.37)	(1.63)	21.44	7.41	119,172	.62	1.37	2
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51	15.94	119,761	.61	1.41	4
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86	9.51	115,213	.62	2.03	10

Class B (8/94)
2013	21.97	.21	5.19	5.40	(.20)	(.55)	(.75)	26.62	25.35	2,042	1.37	.87	2
2012	21.10	.18	2.43	2.61	(.18)	(1.56)	(1.74)	21.97	13.69	2,611	1.37	.84	1
2011	21.19	.14	1.24	1.38	(.10)	(1.37)	(1.47)	21.10	6.60	4,227	1.37	.63	2
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19	15.07	7,351	1.36	.67	4
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58	8.69	9,822	1.37	1.33	10

Class C (2/99)
2013	22.13	.20	5.24	5.44	(.20)	(.55)	(.75)	26.82	25.35	10,752	1.37	.82	2
2012	21.24	.17	2.46	2.63	(.18)	(1.56)	(1.74)	22.13	13.70	8,095	1.37	.82	1
2011	21.32	.13	1.26	1.39	(.10)	(1.37)	(1.47)	21.24	6.61	8,261	1.37	.62	2
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32	15.05	8,651	1.36	.66	4
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70	8.69	8,661	1.37	1.31	10

Class R3 (9/01)
2013	22.31	.31	5.30	5.61	(.33)	(.55)	(.88)	27.04	25.96	61,823	.87	1.29	2
2012	21.40	.28	2.48	2.76	(.29)	(1.56)	(1.85)	22.31	14.26	33,685	.87	1.28	1
2011	21.47	.25	1.26	1.51	(.21)	(1.37)	(1.58)	21.40	7.15	14,218	.87	1.13	2
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47	15.63	12,979	.86	1.15	4
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83	9.27	10,915	.87	1.73	10

Class I (2/94)
2013	22.35	.45	5.29	5.74	(.45)	(.55)	(1.00)	27.09	26.59	531,131	.37	1.85	2
2012	21.43	.39	2.49	2.88	(.40)	(1.56)	(1.96)	22.35	14.85	556,215	.37	1.82	1
2011	21.50	.36	1.26	1.62	(.32)	(1.37)	(1.69)	21.43	7.68	597,030	.37	1.63	2
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50	16.18	749,210	.36	1.66	4
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86	9.78	827,145	.37	2.31	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen International Select Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (12/06)
2013	$8.96	$.06	$1.71	$1.77	$(.11)	$—	$(.11)	$10.62	19.91%	$24,268	1.44%	.61%	91%
2012	8.85	.08	.24	.32	(.11)	(.10)	(.21)	8.96	3.83	4,060	1.48	.93	49
2011	9.54	.09	(.72)	(.63)	(.06)	—	(.06)	8.85	(6.70)	4,388	1.46	.96	59
2010	8.48	.06	1.02	1.08	(.02)	—	(.02)	9.54	12.72	5,530	1.49	.69	47
2009	6.53	.07	2.00	2.07	(.12)	—	(.12)	8.48	32.32	3,029	1.49	1.04	64

Class C (12/06)
2013	8.84	(.01)	1.69	1.68	(.04)	—	(.04)	10.48	19.09	3,034	2.21	(.07)	91
2012	8.72	.02	.24	.26	(.04)	(.10)	(.14)	8.84	3.09	644	2.23	.20	49
2011	9.43	.02	(.72)	(.70)	(.01)	—	(.01)	8.72	(7.45)	717	2.21	.21	59
2010	8.42	.01	1.00	1.01	—	—	—	9.43	12.00	816	2.24	.08	47
2009	6.46	.03	1.97	2.00	(.04)	—	(.04)	8.42	31.43	244	2.24	.40	64

Class I (12/06)
2013	8.98	.09	1.71	1.80	(.13)	—	(.13)	10.65	20.27	431,434	1.23	.97	91
2012	8.87	.10	.24	.34	(.13)	(.10)	(.23)	8.98	4.12	428,624	1.23	1.18	49
2011	9.57	.12	(.74)	(.62)	(.08)	—	(.08)	8.87	(6.60)	578,597	1.21	1.23	59
2010	8.49	.09	1.02	1.11	(.03)	—	(.03)	9.57	13.14	848,165	1.24	.98	47
2009	6.55	.08	2.01	2.09	(.15)	—	(.15)	8.49	32.68	584,667	1.24	1.17	64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Large Cap Growth Opportunities Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (1/95)
2013	$34.09	$(.05)	$9.63	$9.58	$—	$(.41)	$(.41)	$43.26	28.39%	$165,791	1.24%		(.14)%	72%
2012	32.92	(.13)	2.46	2.33	—	(1.16)	(1.16)	34.09	7.66	134,788	1.23		(0.39)	73
2011	30.24	(.15)	2.83	2.68	—	—	—	32.92	8.86	84,875	1.20		(.46)	88
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24	25.03	66,409	1.20		(.35)	106
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23	12.73	56,963	1.22		.24	112

Class B (3/99)
2013	30.65	(.28)	8.58	8.30	—	(.41)	(.41)	38.54	27.38	1,061	1.99		(.84)	72
2012	29.90	(.33)	2.24	1.91	—	(1.16)	(1.16)	30.65	7.00	1,481	1.98		(1.07)	73
2011	27.68	(.36)	2.58	2.22	—	—	—	29.90	8.02	2,411	1.95		(1.19)	88
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68	24.07	3,473	1.95		(1.06)	106
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31	11.94	4,749	1.97		(.48)	112

Class C (9/01)
2013	31.34	(.31)	8.80	8.49	—	(.41)	(.41)	39.42	27.43	14,963	1.99		(.89)	72
2012	30.57	(.35)	2.28	1.93	—	(1.16)	(1.16)	31.34	6.88	11,193	1.98		(1.14)	73
2011	28.30	(.37)	2.64	2.27	—	—	—	30.57	8.02	7,832	1.95		(1.21)	88
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30	24.07	4,220	1.95		(1.08)	106
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81	11.92	4,509	1.97		(.51)	112

Class R3 (11/00)
2013	33.44	(.14)	9.43	9.29	—	(.41)	(.41)	42.32	28.07	11,320	1.49		(.39)	72
2012	32.39	(.22)	2.43	2.21	—	(1.16)	(1.16)	33.44	7.40	9,658	1.48		(.67)	73
2011	29.83	(.23)	2.79	2.56	—	—	—	32.39	8.58	3,431	1.45		(.72)	88
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83	24.71	742	1.45		(.59)	106
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92	12.51	667	1.47		(.05)	112

Class R6 (2/13)
2013(d)	37.47	(.02)	7.82	7.80	—	—	—	45.27	20.82	28,966	.91	*	(.06 )*	72

Class I (12/92)
2013	35.55	.06	10.04	10.10	—	(.41)	(.41)	45.24	28.69	403,480	.99		.14	72
2012	34.19	(.04)	2.56	2.52	—	(1.16)	(1.16)	35.55	7.94	418,144	.98		(.11)	73
2011	31.33	(.06)	2.92	2.86	—	—	—	34.19	9.13	435,619	.95		(.17)	88
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33	25.34	546,605	.95		(.10)	106
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09	13.02	482,222	.97		.48	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Large Cap Select Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (1/03)
2013	$13.42	$.07	$4.22	$4.29	$(.06)	$—	$(.06)	$17.65	32.14%	$4,625	1.33%	.43%	117%
2012	11.73	.03	1.66	1.69	—	—	—	13.42	14.41	2,924	1.43	.26	127
2011	11.65	(.02)	.10	.08	—	—	—	11.73	.69	2,938	1.20	(.18)	139
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65	19.49	3,487	1.32	(.06)	140
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80	11.54	3,292	1.29	.52	185

Class C (1/03)
2013	12.73	(.05)	4.02	3.97	—	—	—	16.70	31.08	518	2.07	(.34)	117
2012	11.21	(.06)	1.58	1.52	—	—	—	12.73	13.65	195	2.18	(.49)	127
2011	11.22	(.11)	.10	(.01)	—	—	—	11.21	(.09)	183	1.95	(.90)	139
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22	18.60	175	2.07	(.79)	140
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46	10.64	186	2.05	(.23)	185

Class I (1/03)
2013	13.52	.11	4.26	4.37	(.10)	—	(.10)	17.79	32.43	34,444	1.08	.72	117
2012	11.80	.07	1.66	1.73	(.01)	—	(.01)	13.52	14.79	34,554	1.18	.54	127
2011	11.71	.01	.10	.11	(.02)	—	(.02)	11.80	.89	58,314	.95	.07	139
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71	19.75	130,803	1.07	.21	140
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85	11.81	147,231	1.04	.82	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Mid Cap Growth Opportunities Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (1/95)
2013	$42.38	$(.17)	$12.05	$11.88	$—	$(3.15)	$(3.15)	$51.11	30.27%	$355,086	1.29%		(.38)%	108%
2012	41.36	(.16)	2.77	2.61	—	(1.59)	(1.59)	42.38	6.88	306,507	1.27		(.39)	113
2011	37.26	(.22)	4.32	4.10	—	—	—	41.36	11.00	289,038	1.26		(.53)	114
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26	29.24	275,040	1.23		(.57)	114
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83	20.73	231,743	1.23		(.33)	123

Class B (3/99)
2013	36.30	(.42)	10.13	9.71	—	(3.15)	(3.15)	42.86	29.29	1,906	2.05		(1.11)	108
2012	35.93	(.42)	2.38	1.96	—	(1.59)	(1.59)	36.30	6.08	2,576	2.02		(1.15)	113
2011	32.62	(.46)	3.77	3.31	—	—	—	35.93	10.15	4,127	2.01		(1.26)	114
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62	28.27	5,490	1.98		(1.31)	114
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43	19.84	6,762	1.98		(1.06)	123

Class C (9/01)
2013	38.17	(.45)	10.72	10.27	—	(3.15)	(3.15)	45.29	29.33	22,181	2.04		(1.13)	108
2012	37.70	(.43)	2.49	2.06	—	(1.59)	(1.59)	38.17	6.06	17,874	2.02		(1.13)	113
2011	34.21	(.49)	3.98	3.49	—	—	—	37.70	10.20	14,314	2.01		(1.28)	114
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21	28.27	13,564	1.98		(1.32)	114
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67	19.81	12,894	1.98		(1.07)	123

Class R3 (12/00)
2013	41.35	(.27)	11.72	11.45	—	(3.15)	(3.15)	49.65	29.97	47,168	1.54		(.63)	108
2012	40.50	(.27)	2.71	2.44	—	(1.59)	(1.59)	41.35	6.59	38,869	1.52		(.64)	113
2011	36.58	(.31)	4.23	3.92	—	—	—	40.50	10.72	34,929	1.51		(.77)	114
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58	28.94	33,772	1.48		(.82)	114
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37	20.42	26,822	1.48		(.59)	123

Class R6 (2/13)
2013(d)	46.61	(.05)	9.41	9.36	—	—	—	55.97	20.12	25,874	92	*	(.14 )*	108

Class I (12/89)
2013	45.97	(.06)	13.17	13.11	—	(3.15)	(3.15)	55.93	30.60	776,915	1.04		(.12)	108
2012	44.62	(.06)	3.00	2.94	—	(1.59)	(1.59)	45.97	7.13	744,480	1.02		(.14)	113
2011	40.09	(.10)	4.63	4.53	—	—	—	44.62	11.30	728,843	1.01		(.21)	114
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09	29.57	993,053	.98		(.31)	114
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94	21.00	907,825	.98		(.09)	123

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Mid Cap Index Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (11/99)
2013	$13.76	$13	$4.17	$4.30	$(.10)	$(.46)	$(.56)	$17.50	32.46%	$185,942	.73%	.86%	7%
2012	12.87	.09	1.31	1.40	(.03)	(.48)	(.51)	13.76	11.48	104,467	.74	.67	7
2011	11.98	.05	.92	.97	(.08)	—	(.08)	12.87	8.07	68,856	.75	.36	23
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98	26.79	36,499	.74	.82	8
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52	17.53	22,766	.75	1.15	18

Class C (9/01)
2013	13.28	.01	4.04	4.05	—	(.46)	(.46)	16.87	31.51	10,925	1.48	.10	7
2012	12.51	(.01)	1.26	1.25	—	(.48)	(.48)	13.28	10.60	5,290	1.49	(.07)	7
2011	11.67	(.05)	.89	.84	—	—	—	12.51	7.20	3,302	1.50	(.39)	23
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67	25.86	3,100	1.49	.07	8
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28	16.68	2,766	1.50	.48	18

Class R3 (11/00)
2013	13.59	.10	4.11	4.21	(.06)	(.46)	(.52)	17.28	32.16	186,673	.98	.62	7
2012	12.73	.06	1.28	1.34	—	(.48)	(.48)	13.59	11.14	113,834	.99	.42	7
2011	11.86	.01	.92	.93	(.06)	—	(.06)	12.73	7.83	65,060	1.00	.11	23
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86	26.48	26,458	.99	.56	8
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43	17.29	12,212	1.00	.89	18

Class I (11/99)
2013	13.81	.18	4.17	4.35	(.13)	(.46)	(.59)	17.57	32.82	223,102	.48	1.14	7
2012	12.92	.12	1.32	1.44	(.07)	(.48)	(.55)	13.81	11.80	168,328	.49	.93	7
2011	12.03	.08	.91	.99	(.10)	—	(.10)	12.92	8.23	170,174	.50	.63	23
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03	27.13	202,542	.49	1.07	8
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55	17.92	163,432	.50	1.47	18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Mid Cap Value Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (12/87)
2013	$23.22	$.12	$7.91	$8.03	$(.25)	$—	$(.25)	$31.00	34.93%	$35,719	1.33%	.45%	118%
2012	21.83	.18	1.35	1.53	(.14)	—	(.14)	23.22	7.03	35,633	1.28	.79	140
2011	22.20	.07	(.19)	(.12)	(.25)	—	(.25)	21.83	(.64)	52,334	1.31	.30	123
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20	22.65	76,667	1.25	.58	123
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28	13.95	130,222	1.25	1.52	106

Class B (8/94)
2013	21.79	(.07)	7.44	7.37	(.07)	—	(.07)	29.09	33.93	1,212	2.08	(.28)	118
2012	20.52	.01	1.26	1.27	—	—	—	21.79	6.19	1,568	2.02	.04	140
2011	20.87	(.10)	(.18)	(.28)	(.07)	—	(.07)	20.52	(1.35)	2,073	2.06	(.45)	123
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87	21.77	2,815	2.00	(.20)	123
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21	13.13	3,481	1.98	.85	106

Class C (2/99)
2013	22.29	(.08)	7.62	7.54	(.07)	—	(.07)	29.76	33.94	8,042	2.08	(.29)	118
2012	20.99	.01	1.29	1.30	—	—	—	22.29	6.19	7,855	2.02	.05	140
2011	21.36	(.10)	(.18)	(.28)	(.09)	—	(.09)	20.99	(1.35)	8,957	2.06	(.45)	123
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36	21.74	11,564	2.00	(.21)	123
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61	13.10	12,040	2.00	.80	106

Class R3 (9/01)
2013	23.08	.06	7.87	7.93	(.19)	—	(.19)	30.82	34.63	8,401	1.58	.22	118
2012	21.70	.12	1.33	1.45	(.07)	—	(.07)	23.08	6.70	9,576	1.53	.52	140
2011	22.05	.01	(.19)	(.18)	(.17)	—	(.17)	21.70	(.87)	15,310	1.56	.06	123
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05	22.40	20,195	1.50	.30	123
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15	13.63	25,664	1.50	1.21	106

Class I (2/94)
2013	23.29	.19	7.93	8.12	(.31)	—	(.31)	31.10	35.29	90,212	1.08	.71	118
2012	21.99	.24	1.33	1.57	(.27)	—	(.27)	23.29	7.23	106,276	1.03	1.03	140
2011	22.37	.15	(.22)	(.07)	(.31)	—	(.31)	21.99	(.42)	151,409	1.06	.65	123
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37	22.98	470,266	1.00	.78	123
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42	14.24	440,968	1.00	1.76	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Small Cap Growth Opportunities Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (8/95)
2013	$21.25	$(.26)	$7.93	$7.67	$—	$(1.79)	$(1.79)	$27.13	39.22%	$40,965	1.46%	(1.09)%	119%
2012	20.41	(.21)	1.35	1.14	—	(.30)	(.30)	21.25	5.73	35,306	1.47	(.97)	118
2011	19.04	(.24)	1.61	1.37	—	—	—	20.41	7.20	36,188	1.47	(1.12)	118
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04	30.86	39,501	1.47	(1.05)	142
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55	21.66	30,202	1.47	(.89)	169

Class C (9/01)
2013	19.17	(.38)	7.05	6.67	—	(1.79)	(1.79)	24.05	38.17	2,350	2.22	(1.83)	119
2012	18.58	(.34)	1.23	.89	—	(.30)	(.30)	19.17	4.93	1,568	2.22	(1.72)	118
2011	17.46	(.36)	1.48	1.12	—	—	—	18.58	6.41	1,546	2.22	(1.87)	118
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46	29.91	1,596	2.22	(1.80)	142
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44	20.75	1,341	2.22	(1.66)	169

Class R3 (12/00)
2013	20.81	(.30)	7.73	7.43	—	(1.79)	(1.79)	26.45	38.86	1,941	1.72	(1.32)	119
2012	20.04	(.26)	1.33	1.07	—	(.30)	(.30)	20.81	5.48	2,395	1.72	(1.22)	118
2011	18.74	(.29)	1.59	1.30	—	—	—	20.04	6.94	2,334	1.72	(1.37)	118
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74	30.50	2,185	1.72	(1.31)	142
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36	21.39	1,469	1.72	(1.24)	169

Class I (8/95)
2013	23.03	(.21)	8.65	8.44	—	(1.79)	(1.79)	29.68	39.55	48,141	1.22	(.82)	119
2012	22.04	(.17)	1.46	1.29	—	(.30)	(.30)	23.03	5.99	48,111	1.22	(.72)	118
2011	20.51	(.19)	1.72	1.53	—	—	—	22.04	7.46	63,866	1.22	(.84)	118
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51	31.22	141,215	1.22	(.80)	142
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63	22.01	103,423	1.22	(.67)	169

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Small Cap Index Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (12/98)
2013	$11.59	$.14	$3.79	$3.93	$(.08)	$(.45)	$(.53)	$14.99	35.52%	$41,769	.82%	1.06%	11%
2012	10.43	.08	1.11	1.19	(.03)	—	(.03)	11.59	11.44	28,640	.83	.72	20
2011	9.89	.05	.55	.60	(.06)	—	(.06)	10.43	6.03	19,406	.83	.50	14
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89	25.91	12,667	.79	.55	12
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90	6.34	8,591	.82	.87	22

Class C (9/01)
2013	11.08	.03	3.65	3.68	—	(.45)	(.45)	14.31	34.57	2,155	1.57	.25	11
2012	10.02	—	1.06	1.06	—	—	—	11.08	10.58	1,246	1.58	(.03)	20
2011	9.52	(.03)	.53	.50	—	—	—	10.02	5.25	1,330	1.58	(.26)	14
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52	24.93	1,645	1.54	(.20)	12
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62	5.60	1,380	1.57	.17	22

Class R3 (12/98)
2013	11.31	.10	3.72	3.82	(.06)	(.45)	(.51)	14.62	35.24	41,350	1.07	.74	11
2012	10.18	.05	1.08	1.13	—	—	—	11.31	11.13	20,198	1.08	.47	20
2011	9.66	.03	.53	.56	(.04)	—	(.04)	10.18	5.79	11,824	1.08	.24	14
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66	25.55	4,795	1.04	.30	12
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73	6.08	2,512	1.07	.55	22

Class I (12/98)
2013	11.63	.17	3.80	3.97	(.11)	(.45)	(.56)	15.04	35.82	48,694	.57	1.30	11
2012	10.46	.11	1.12	1.23	(.06)	—	(.06)	11.63	11.79	33,733	.58	.97	20
2011	9.91	.08	.55	.63	(.08)	—	(.08)	10.46	6.33	40,135	.58	.75	14
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91	26.22	47,179	.54	.80	12
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91	6.50	43,179	.57	1.19	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than .01%.

Section 5    Financial Highlights

Nuveen Small Cap Select Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (5/92)
2013	$13.54	$— *	$3.63	$3.63	$—	$(2.15)	$(2.15)	$15.02	31.74%	$161,488	1.33%	— %**	78%
2012	12.44	(.05)	1.45	1.40	—	(.30)	(.30)	13.54	11.62	155,624	1.28	(.41)	71
2011	11.72	(.09)	.81	.72	—	—	—	12.44	6.14	275,994	1.30	(.70)	69
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72	22.98	339,826	1.24	(.48)	88
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53	15.24	295,348	1.26	(.09)	99

Class B (3/95)
2013	10.49	(.07)	2.64	2.57	—	(2.15)	(2.15)	10.91	30.69	1,585	2.08	(.73)	78
2012	9.77	(.12)	1.14	1.02	—	(.30)	(.30)	10.49	10.88	2,032	2.03	(1.13)	71
2011	9.27	(.15)	.65	.50	—	—	—	9.77	5.39	2,866	2.05	(1.45)	69
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27	21.97	3,925	1.99	(1.22)	88
2009	6.64	(.05)	1.01	.96	—	—	—	7.60	14.46	5,511	2.01	(.80)	99

Class C (9/01)
2013	12.09	(.09)	3.15	3.06	—	(2.15)	(2.15)	13.00	30.67	10,331	2.08	(.74)	78
2012	11.22	(.13)	1.30	1.17	—	(.30)	(.30)	12.09	10.81	10,058	2.03	(1.13)	71
2011	10.65	(.17)	.74	.57	—	—	—	11.22	5.35	14,009	2.05	(1.45)	69
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65	21.99	17,393	1.99	(1.23)	88
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73	14.42	16,938	2.01	(.80)	99

Class R3 (1/94)
2013	13.17	(.03)	3.50	3.47	—	(2.15)	(2.15)	14.49	31.37	19,673	1.58	(.25)	78
2012	12.13	(.08)	1.42	1.34	—	(.30)	(.30)	13.17	11.42	18,386	1.53	(.61)	71
2011	11.46	(.12)	.79	.67	—	—	—	12.13	5.85	20,044	1.55	(.95)	69
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46	22.70	18,047	1.49	(.71)	88
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34	15.02	24,701	1.51	(.31)	99

Class I (5/92)
2013	14.82	.04	4.02	4.06	—	(2.15)	(2.15)	16.73	32.02	283,064	1.08	.25	78
2012	13.54	(.02)	1.60	1.58	—	(.30)	(.30)	14.82	12.01	261,760	1.03	(.11)	71
2011	12.73	(.06)	.87	.81	—	—	—	13.54	6.36	273,983	1.05	(.45)	69
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73	23.30	400,042	.99	(.23)	88
2009	8.94	.02	1.37	1.39	—	—	—	10.33	15.55	322,658	1.01	.19	99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

**	Rounds to less than .01%.

Section 5    Financial Highlights

Nuveen Small Cap Value Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (8/94)
2013	$12.63	$.06	$4.34	$4.40	$(.05)	$—	$(.05)	$16.98	34.98%	$45,225	1.46%	.38%	56%
2012	11.30	.05	1.28	1.33	—	—	—	12.63	11.77	32,208	1.46	.39	46
2011	10.26	(.05)	1.09	1.04	—	—	—	11.30	10.14	31,814	1.46	(.40)	41
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26	25.15	32,332	1.34	(.11)	58
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22	2.40	29,026	1.37	.46	73

Class C (2/99)
2013	11.02	(.05)	3.79	3.74	—	—	—	14.76	33.94	3,297	2.20	(.42)	56
2012	9.93	(.04)	1.13	1.09	—	—	—	11.02	10.98	1,367	2.21	(.34)	46
2011	9.08	(.12)	.97	.85	—	—	—	9.93	9.36	1,498	2.21	(1.18)	41
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08	24.21	1,843	2.09	(.86)	58
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31	1.56	2,080	2.12	(.27)	73

Class R3 (9/01)
2013	12.39	.01	4.27	4.28	(.02)	—	(.02)	16.65	34.59	8,549	1.71	.07	56
2012	11.11	.02	1.26	1.28	—	—	—	12.39	11.52	2,653	1.71	.14	46
2011	10.11	(.07)	1.07	1.00	—	—	—	11.11	9.89	2,246	1.71	(.65)	41
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11	24.85	2,111	1.59	(.35)	58
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10	2.14	2,327	1.62	.19	73

Class I (8/94)
2013	13.06	.10	4.48	4.58	(.09)	—	(.09)	17.55	35.34	48,281	1.21	.65	56
2012	11.65	.08	1.33	1.41	—	—	—	13.06	12.02	41,444	1.21	.66	46
2011	10.55	(.02)	1.12	1.10	—	—	—	11.65	10.43	48,596	1.21	(.16)	41
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55	25.43	180,875	1.09	.14	58
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45	2.59	149,515	1.12	.72	73

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Tactical Market Opportunities Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(f)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(g)

Class A (2/11)
2013	$11.29	$.03	$(.53)	$(.50)	$(.04)	$(.03)	$(.10)	$10.69	(4.44)%	$24,710	1.17%		.26%	220%
2012	11.22	.02	.25	.27	(.03)	(.17)	(.20)	11.29	2.45	59,751	1.18		.14	189
2011(d)	10.59	.04	.59	.63	—	—	—	11.22	5.95	3,558	1.19	**	.54	177

Class C (2/11)
2013	11.17	(.05)	(.52)	(.57)	—	(.03)	(.03)	10.57	(5.12)	10,131	1.92		(.43)	220
2012	11.17	(.07)	.24	.17	—	(.17)	(.17)	11.17	1.55	15,045	1.93		(.65)	189
2011(d)	10.59	— *	.58	.58	—	—	—	11.17	5.48	475	1.94	**	— ***	177

Class I (12/09)
2013	11.32	.06	(.53)	(.47)	(.06)	(.03)	(.13)	10.72	(4.18)	107,280	.92		.53	220
2012	11.25	.05	.25	.30	(.06)	(.17)	(.23)	11.32	2.69	195,709	.93		.43	189
2011	10.62	.14	.59	.73	(.08)	(.02)	(.10)	11.25	6.95	48,860	.94		1.25	177
2010(e)	10.00	.02	.60	.62	—	—	—	10.62	6.20	27,300	.92	**	1.39 **	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.

(e)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.

(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

**	Annualized.

***	Annualized ratio rounds to less than .01%.

Section 5    Financial Highlights

Section 6    Glossary of Investment Terms

•

American Depositary Receipts (“ADRs”): Certificates issued by a U.S. depositary bank that represent a bank’s holdings of a stated number of shares of a non-U.S. company. ADRs are typically bought and sold in the same manner as U.S. securities (although investors can also purchase the non-U.S. securities overseas and convert them to ADRs, and likewise can convert an ADR to its underlying non-U.S. security and sell it overseas) and are priced in U.S. dollars. ADRs carry most of the risks of investing directly in non-U.S. equity securities.

•	Average cost basis method: Calculating cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices.

•

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for a fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Emerging markets: The financial markets of developing economies in countries with low per capita income in the initial stages of their industrialization cycles. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local exchanges may not offer liquid markets for outside investors.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts are standardized to facilitate trading on a futures exchange.

•	Lipper Equity Income Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification.

•	Lipper Flexible Portfolio Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification.

•	Lipper International Multi-Cap Growth Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification.

•	Lipper Large-Cap Core Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification.

•	Lipper Large-Cap Growth Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification.

Section 6    Glossary of Investment Terms

•	Lipper Mid-Cap Core Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification.

•	Lipper Mid-Cap Growth Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification.

•	Lipper Mid-Cap Value Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification.

•	Lipper S&P 500® Index Objective Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification.

•	Lipper Small-Cap Core Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification.

•	Lipper Small-Cap Growth Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification.

•	Lipper Small-Cap Value Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification.

•

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•	Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

•	Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

•	Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

•	Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Section 6    Glossary of Investment Terms

•

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

•	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market.

•	S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

Section 6    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Municipal-State (continued)

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

Global/International

Global Growth

International Growth

International Select

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Global/International (continued)

Tradewinds International Value

Tradewinds Japan

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Large Cap Core Plus

Large Cap Select

Santa Barbara Dividend Growth

Core (continued)

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Index

Equity Index

Mid Cap Index

Small Cap Index

Non-Traditional Strategies

Equity Long/Short

Equity Market Neutral

Gresham Long/Short Commodity Strategy

Intelligent Risk Conservative Allocation

Intelligent Risk Growth Allocation

Intelligent Risk Moderate Allocation

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Funds, Inc., whose Investment Company Act file number is 811-05309.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-FSTK-0214D

February 28, 2014

Nuveen Dividend Value Fund

Ticker Symbols: Class A—FFEIX, Class B—FAEBX, Class C—FFECX, Class R3—FEISX, Class R6—FFEFX, Class I—FAQIX

Nuveen Equity Index Fund

Ticker Symbols: Class A—FAEIX, Class B—FAEQX, Class C—FCEIX, Class R3—FADSX, Class I—FEIIX

Nuveen International Select Fund

Ticker Symbols: Class A—ISACX, Class C—ICCSX, Class I—ISYCX

Nuveen Large Cap Growth Opportunities Fund

Ticker Symbols: Class A—FRGWX, Class B—FETBX, Class C—FAWCX, Class R3—FLCYX, Class R6—FLCFX, Class I—FIGWX

Nuveen Large Cap Select Fund

Ticker Symbols: Class A—FLRAX, Class C—FLYCX, Class I—FLRYX

Nuveen Mid Cap Growth Opportunities Fund

Ticker Symbols: Class A—FRSLX, Class B—FMQBX, Class C—FMECX, Class R3—FMEYX, Class R6—FMEFX, Class I—FISGX

Nuveen Mid Cap Index Fund

Ticker Symbols: Class A—FDXAX, Class C—FDXCX, Class R3—FMCYX, Class I—FIMEX

Nuveen Mid Cap Value Fund

Ticker Symbols: Class A—FASEX, Class B—FAESX, Class C—FACSX, Class R3—FMVSX, Class I—FSEIX

Nuveen Small Cap Growth Opportunities Fund

Ticker Symbols: Class A—FRMPX, Class C—FMPCX, Class R3—FMPYX, Class I—FIMPX

Nuveen Small Cap Index Fund

Ticker Symbols: Class A—FMDAX, Class C—FPXCX, Class R3—ARSCX, Class I—ASETX

Nuveen Small Cap Select Fund

Ticker Symbols: Class A—EMGRX, Class B—ARSBX, Class C—FHMCX, Class R3—ASEIX, Class I—ARSTX

Nuveen Small Cap Value Fund

Ticker Symbols: Class A—FSCAX, Class C—FSCVX, Class R3—FSVSX, Class I—FSCCX

Nuveen Tactical Market Opportunities Fund

Ticker Symbols: Class A—NTMAX, Class C—NTMCX, Class I—FGTYX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated February 28, 2014 for Nuveen Dividend Value Fund, Nuveen Equity Index Fund, Nuveen International Select Fund, Nuveen Large Cap Growth Opportunities Fund, Nuveen Large Cap Select Fund, Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Index Fund, Nuveen Mid Cap Value Fund, Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Index Fund, Nuveen Small Cap Select Fund, Nuveen Small Cap Value Fund and Nuveen Tactical Market Opportunities Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Investment Funds, Inc. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated October 31, 2013; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

Nuveen Investment Funds, Inc. (“NIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.” At a meeting held February 27, 2011, the Board of Directors approved the name “First American Investment Funds, Inc.” be changed to “Nuveen Investment Funds, Inc.” Nuveen Dividend Value Fund was formerly named Nuveen Equity Income Fund.

NIF is organized as a series fund and currently issues its shares in 28 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund, and Nuveen Small Cap Index Fund are referred to herein collectively as the “Index Funds.”

The Funds are diversified open-end management investment companies. The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). Each Fund has one or more sub-advisers that are responsible for the day-to-day management of such Fund’s investment portfolio (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”). Nuveen Asset Management, LLC (“Nuveen Asset Management”) is a sub-adviser to each Fund. In addition, Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”) are also sub-advisers to Nuveen International Select Fund.

Shareholders may purchase shares of each Fund through separate classes, Class A, Class B (only Nuveen Dividend Value Fund, Nuveen Equity Index Fund, Nuveen Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Value Fund and Nuveen Small Cap Select Fund and only under limited circumstances as described in the Funds’ Prospectus), Class C, Class R3 (except for Nuveen International Select Fund, Nuveen Large Cap Select Fund and Nuveen Tactical Market Opportunities Fund), Class R6 (only Nuveen Dividend Value Fund, Nuveen Large Cap Growth Opportunities Fund and Nuveen Mid Cap Growth Opportunities Fund) and Class I shares. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

The Articles of Incorporation and Bylaws of NIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of NIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Investment Policies and Techniques” below, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (8) below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

None of the Funds will:

(1) Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. government is not considered a member of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(4) Invest in companies for the purpose of control or management.

(5) Purchase physical commodities or contracts relating to physical commodities. For Nuveen Tactical Market Opportunities Fund, this restriction shall not prohibit the Fund from investing in investment companies that provide exposure to commodities, options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

(6) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(7) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

(8) Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Except with respect to number (2) above, the foregoing restrictions and limitations, as well as a Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitation set forth in number (1) above, according to the current interpretation by the Securities and Exchange Commission (“SEC”), a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will use industry classifications provided by Bloomberg, Barclays, or other similar sources to determine its compliance with this limitation.

The limitation in number (1) above refers to concentration as that term is applied under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. The limitation will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For purposes of applying the limitation set forth in number (2) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number (8) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

The following restrictions are non-fundamental and may be changed by NIF’s Board of Directors without a shareholder vote:

None of the Funds will:

(1) Invest more than 15% of its net assets in all forms of illiquid investments.

(2) Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

(3) Make short sales of securities.

(4) Lend portfolio securities representing in excess of one-third of the value of its total assets.

(5) Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund’s total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

(6) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(7) Except for Nuveen Tactical Market Opportunities Fund, invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of Futures, Options on Futures and Swaps.”

With respect to the non-fundamental restriction set forth in number (1) above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity. The term “illiquid securities” will have the same meaning as it does under the 1940 Act.

The Board of Directors has adopted guidelines and procedures under which the Funds’ investment adviser is to determine whether the following types of securities which may be held by certain Funds are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act, whether or not it is eligible for resale pursuant to Rule 144A;

(iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

Nuveen Equity Index Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (a “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Nuveen Large Cap Growth Opportunities Fund and Nuveen Large Cap Select Fund have each adopted a Name Policy whereby a Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Index Fund and Nuveen Mid Cap Value Fund have each adopted a Name Policy whereby a Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Index Fund, Nuveen Small Cap Select Fund and Nuveen Small Cap Value Fund have each adopted a Name Policy whereby a Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small capitalization companies. As a result, each Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of their Fund’s Name Policy. For purposes of each Name Policy, the Funds consider the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset).

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies, and other investment strategies that may be used by the Funds, is set forth below in alphabetical order. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent a Fund is limited to investing in securities with specified ratings or of a certain credit quality, the Fund is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser(s) of the Funds.

Asset Coverage Requirements

To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Commodity-Linked Securities

Nuveen Tactical Market Opportunities Fund may invest in commodity-linked exchange-traded funds (“ETFs”) and derivative securities, which are designed to provide investment exposure to commodities without direct investment in physical commodities or commodities futures contracts. Commodities to which the Fund may gain exposure include assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. The Fund may invest in securities that give it exposure to various commodities and commodity sectors. The value of commodity-linked securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked securities may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked securities have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Convertible Securities

Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of Futures, Options on Futures and Swaps,” each Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, a Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. In addition, a Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Funds can use are described below. A Fund’s portfolio manager may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

The Funds may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices and/or foreign currencies. In addition, the Funds may write put and call options on such financial instruments.

Options on Securities. The Funds (other than the Index Funds) may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Funds may purchase put and call options on interest rates and on stock and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. The Funds (other than the Index Funds) may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Funds may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. A Fund receives a premium from writing options which it retains whether or not the option is exercised. The Funds may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

A Fund will write a call on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

A Fund will write a call option on an index only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index, or (b) the Fund holds a call on the index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A Fund will write a put option on a security or index only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. When a Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. A Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

The Funds may engage in futures transactions. The Funds may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices, and (6) individual stocks. The Funds may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. A Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Commodity Futures Contracts. Nuveen Tactical Market Opportunities Fund may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

The commodities which underlie commodity futures contracts are subject to economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

VIX Futures. Nuveen Tactical Market Opportunities Fund may buy and sell futures contracts that track the level of the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”). The CBOE Volatility Index is based upon the prices of options on the S&P 500 Index that are listed on the CBOE, and is designed to reflect investors’ projection of future (30-day) stock market volatility. The value of VIX futures is dependent on the movements in the expected volatility of stock prices; it is not dependent on the direction of stock prices. Thus, VIX futures provide a way for Nuveen Tactical Market Opportunities Fund to seek to either hedge certain of its portfolio positions or to profit by correctly forecasting the future volatility in the stock market.

Options on Futures

The Funds may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

As with investments in futures contracts, each Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Forward Currency Contracts and other Foreign Currency Transactions

The Funds (other than the Index Funds) may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds are subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds. These Funds also may use currency futures contracts and options thereon and put and call options on foreign currencies for the same purposes.

Transaction Hedges. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by a Sub-Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund’s portfolio manager believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Swap Transactions

Nuveen Tactical Market Opportunities Fund may enter into interest rate, currency, total return, and credit default swap agreements. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Sub-Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates may negatively affect currency swaps.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks and Special Considerations Concerning Derivatives.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Caps, Collars and Floors

Nuveen Tactical Market Opportunities Fund may enter into interest rate caps, floors and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Limitations on the Use of Futures, Options on Futures and Swaps

Each Fund, other than Nuveen Tactical Market Opportunities Fund, will limit its direct investments in futures, options on futures and swaps to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

•

Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•

Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Adviser, with respect to each such Fund, has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which each Fund may invest in futures, options on futures and swaps. See “Tax Matters—Qualification as a Regulated Investment Company.”

Regulation of Nuveen Tactical Market Opportunities Fund as a Commodity Pool. Effective January 1, 2013, Nuveen Tactical Market Opportunities Fund is subject to regulation as a commodity pool under the Commodity Exchange Act (“CEA”), and the Adviser has registered with the CFTC and the National Futures Association (“NFA”) as a commodity pool operator.

The Sub-Adviser’s investment decisions may need to be modified, and commodity contract positions held by Nuveen Tactical Market Opportunities Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses.

The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Federal Income Tax Treatment of Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described below:

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into derivatives transactions only with counterparties that its portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that a Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Funds may invest, is not yet certain.

Exchange-Traded Funds

The Funds may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as a Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. Nuveen Tactical Market Opportunities Fund may rely on these exemptive orders in investing in ETFs.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed Income Securities

The Funds may invest in or have exposure to the fixed income securities described below. These securities are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

U.S. Government Securities

Each Fund may invest in U.S. government securities. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “Agency Pass-Through Certificates” below for a description of these securities.

Agency Pass-Through Certificates

The Funds may invest in Agency Pass-Through Certificates to the same extent they can invest in U.S. government securities. Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Corporate Debt Securities

Each Fund may invest in or have exposure to corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. Except as described below under “Debt Obligations Rated Less Than Investment Grade,” investments in nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of a Sub-Adviser.

Repurchase Agreements

Each Fund, other than Nuveen Tactical Market Opportunities Fund, may invest in repurchase agreements. Ordinarily, a Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Debt Obligations Rated Less Than Investment Grade

The Funds may invest in or have exposure to both investment grade and non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e., at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Nuveen Dividend Value Fund may invest up to 5% of its total assets in debt obligations without regard to their ratings. Each other Fund may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality.

The “equity securities” in which certain Funds invest include corporate debt obligations which are convertible into common stock (see “Convertible Securities” above). Nuveen Dividend Value Fund and Nuveen Tactical Market Opportunities Fund may invest in convertible securities without regard to their ratings, and therefore may hold convertible securities that are rated less than investment grade. Each of the other Funds may invest up to 5% of its net assets in less than investment grade convertible securities.

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund’s use of non-investment grade debt obligations may be more dependent on a Sub-Adviser’s own credit analysis than is the case with investment grade obligations.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invest or have exposure to may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, a Sub-Adviser must correctly assess probable movements in interest rates. If a Sub-Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Inflation Protected Securities

Nuveen Tactical Market Opportunities Fund may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Sovereign Debt Obligations

Nuveen Tactical Market Opportunities Fund may invest in instruments that give it exposure to sovereign debt obligations and may invest in foreign government obligations that have an investment grade rating from at least one rating agency. Investments in sovereign debt obligations involve special risks which are not present in corporate debt securities. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and there may be limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Fund, to the extent it invests in or has exposure to such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Securities

General. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets. Each Fund, with the exception of the Index Funds, may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts. The Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may also invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

Index Participations and Index Participation Contracts

The Index Funds may invest in index participations and index participation contracts. Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds, other than Nuveen Tactical Market Opportunities Fund, may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which a Sub-Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by a Sub-Adviser or the applicable Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”

Other Investment Companies

Each Fund may invest in other investment companies, such as mutual funds, closed-end funds, and ETFs. Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of a Fund’s total assets in the aggregate. As described in the Funds’ Prospectus, Nuveen Tactical Market Opportunities Fund intends to rely on exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Preferred Stock

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Except as described above under “Fixed Income Securities—Debt Obligations Rated Less than Investment Grade,” investments in nonconvertible preferred stock will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of a Sub-Adviser.

Real Estate Investment Trust (“REIT”) Securities

REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

A Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

A Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Funds, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Royalty Trusts

Each Fund may invest in publicly-traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. During such periods, a Fund may not be able to achieve its investment objective.

Each Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United

States. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

When-Issued and Delayed Delivery Transactions

Each Fund, other than the Index Funds and Nuveen Tactical Market Opportunities Fund, may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of a Sub-Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Index Disclaimers

Nuveen Equity Index Fund

Nuveen Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of Nuveen Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in Nuveen Equity Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to NIF is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to NIF or Nuveen Equity Index Fund. S&P has no obligation to take the needs of NIF or the owners of Nuveen Equity Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Nuveen Equity Index Fund or the timing of the issuance or sale of Nuveen Equity Index Fund or in the determination or calculation of the equation by which Nuveen Equity Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Nuveen Equity Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NIF, OWNERS OF NUVEEN EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Nuveen Mid Cap Index Fund

Nuveen Mid Cap Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of Nuveen Mid Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in Nuveen Mid Cap Index Fund particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to NIF is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to NIF or Nuveen Mid Cap Index Fund. S&P has no obligation to take the needs of NIF or the owners of Nuveen Mid Cap Index Fund into consideration in determining, composing or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Nuveen Mid Cap Index Fund or the timing of the issuance or sale of Nuveen Mid Cap Index Fund or in the determination or calculation of the equation by which Nuveen Mid Cap Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Nuveen Mid Cap Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MidCap 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NIF, OWNERS OF NUVEEN MID CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MidCap 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P MidCap 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Nuveen Small Cap Index Fund

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company’s publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

MANAGEMENT

The management of NIF, including general supervision of the duties performed for the Funds by the Adviser under the Management Agreement, is the responsibility of the Board of Directors. The number of directors of NIF is twelve, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The independent directors of NIF are directors or trustees, as the case may be, of 106 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 100 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”). The interested directors of NIF are directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 100 Nuveen-sponsored closed-end funds.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors:

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 1940	Director	Term—Indefinite* Length of Service— Since 2011	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Director	Term—Indefinite* Length of Service— Since 2011	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	206	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Director	Term—Indefinite* Length of Service— Since 2011	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 1942	Director	Term—Indefinite* Length of Service— Since 2011	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	206	None

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Director	Term—Indefinite* Length of Service— Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206	None

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Director	Term—Indefinite* Length of Service— Since 2011	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Director	Term—Indefinite* Length of Service— Since 2011	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Director	Term—Indefinite* Length of Service— Since 2011	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, CBOE Holdings, Inc. (since 2010).

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Servedwith NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 1944	Director	Term—Indefinite* Length of Service— Since 1987	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Director	Term—Indefinite* Length of Service— Since 2011	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206	None

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Interested Directors:

William Adams IV** 333 West Wacker Drive Chicago, IL 60606 1955	Director	Term—Indefinite* Length of Service— Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	132	None

Thomas S. Schreier, Jr.** 333 West Wacker Drive Chicago, IL 60606 1962	Director	Term—Indefinite* Length of Service— Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000- 2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; President of First American Funds (2001-2010).	132	None

*	Each director serves an indefinite term until his or her successor is elected.
**	Mr. Adams and Mr. Schreier are “interested persons” of NIF, as defined in the 1940 Act, by reason of their positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of NIF:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term—Until August 2014 Length of Service—Since 2011	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Until August 2014 Length of Service—Since 2011	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term—Until August 2014 Length of Service—Since 2011	Managing Director of Nuveen Investments Holdings, Inc.	206

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	206

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term—Until August 2014 Length of Service—Since 2011	Managing Director and Treasurer (since 2009) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	206

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President of Nuveen Investments Holdings, Inc.	206

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term—Until August 2014 Length of Service—Since 2011	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	206

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service—Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Directors” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “directors”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of the funds in the Nuveen Fund complex (all of the independent trustees/directors serve on the Board of every fund in the Nuveen Fund complex; the interested trustees of NIF are directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 100 Nuveen-sponsored closed-end funds). In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William Adams IV, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended October 31, 2013, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, Chair, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds. During the fiscal year ended October 31, 2013, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, the Sub-Advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Chair, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended October 31, 2013, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended October 31, 2013, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance

Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are William C. Hunter, John K. Nelson, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended October 31, 2013, the Compliance Committee met five times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal year ended October 31, 2013, the Open-End Funds Committee met four times.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested trustee of NIF, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He formerly served as the Chairman of The Board of Trustees of Marian University (2011-2014). He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Med-America Health System and of Tech Town, Inc., a not-for-profit Dayton community development corporation. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested trustee of NIF, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner, Promus Capital (since 2008). From 2008 to 2013, he was a Director, Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the fiscal year ended October 31, 2013, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended October 31, 2013.

Name of Director	Aggregate Compensation From Funds[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Director[3]
Robert P. Bremner	$18,584	$2,908	$337,207
Jack B. Evans	15,139	3,312	287,396
William C. Hunter	13,580	—	251,250
David J. Kundert	16,623	15,825	299,276
John K. Nelson[4]	1,085	—	17,667
William J. Schneider	17,571	16,685	326,718
Judith M. Stockdale	15,310	2,652	282,633
Carole E. Stone	15,601	5,805	288,260
Virginia L. Stringer	14,662	—	256,750
Terence J. Toth	16,906	3,253	303,451

[1]	The compensation paid, including deferred amounts, to the independent directors for the fiscal year ended October 31, 2013 for services to the Funds.

[2]

Pursuant to a deferred compensation agreement with the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

[3]	Based on the compensation paid (including any amounts deferred) to the directors for the one-year period ended October 31, 2013 for services to the Nuveen Funds.

[4]	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

Effective January 1, 2012, independent directors received a $130,000 annual retainer, which was increased to $140,000 as of January 1, 2013, plus they received (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

Effective January 1, 2014, independent trustees receive a $150,000 annual retainer, plus they receive (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

NIF does not have a retirement or pension plan. NIF has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of NIF when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. NIF will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of NIF and the directors of NIF who are not independent directors serve without any compensation from the Funds.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each director’s beneficial ownership in each Fund, and (ii) each director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the director in the directors’ deferred compensation plan, based on the value of fund shares as of December 31, 2013.

	Directors
	Adams[1]	Bremner	Evans	Hunter	Kundert	Nelson[2]	Schneider	Schreier[3]	Stockdale	Stone	Stringer	Toth
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Nuveen Dividend Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000	Over $100,000
Nuveen Equity Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen International Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0
Nuveen Large Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0	$10,001- $50,000	$0
Nuveen Large Cap Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Mid Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000
Nuveen Mid Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Mid Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$50,001- $100,000	$0
Nuveen Small Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Value Fund	$0	$0	$50,001- $100,000	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000
Nuveen Tactical Market Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$10,001- $50,000	$0	$10,001- $50,000

[1]	Mr. Adams was appointed to the Board of Directors of NIF effective September 1, 2013.
[2]	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
[3]	Mr. Schreier was appointed to the Board of Directors of NIF effective September 1, 2013.

As of February 3, 2014, the officers and directors of NIF, in the aggregate, owned less than 1% of the shares of each of the Funds.

As of February 3, 2014, none of the independent directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Sales Loads

Directors of the Funds and certain other Fund affiliates may purchase the Funds’ Class I shares. See the Funds’ Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. In addition, the Adviser has selected one or more Sub-Advisers to provide investment advisory services to Nuveen International Select Fund. For additional information regarding the management services performed by the Adviser and the Sub-Advisers, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.” In addition, for certain funds, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

Each Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. It is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen Funds, and making, as appropriate, upward adjustments to that rate based upon the percentage of each Fund’s assets that are not “eligible assets.” The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A Fund’s complex-level fee rate will not exceed the maximum overall complex-level fee rate of 0.2000%. As of December 31, 2013, the Funds’ complex-level fees were:

Fund	Complex-Level Fee Rate
Nuveen Dividend Value Fund	0.1880%
Nuveen Equity Index Fund	0.2000%
Nuveen International Select Fund	0.2000%
Nuveen Large Cap Growth Opportunities Fund	0.1938%
Nuveen Large Cap Select Fund	0.2000%
Nuveen Mid Cap Growth Opportunities Fund	0.1927%
Nuveen Mid Cap Index Fund	0.1803%
Nuveen Mid Cap Value Fund	0.2000%
Nuveen Small Cap Growth Opportunities Fund	0.2000%
Nuveen Small Cap Index Fund	0.1832%
Nuveen Small Cap Select Fund	0.2000%
Nuveen Small Cap Value Fund	0.1949%
Nuveen Tactical Market Opportunities Fund	0.1734%

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Management Fees Net of Expense Reimbursement Paid to the Adviser			Fee Waivers and Expense Reimbursements from the Adviser
Fund	January 1, 2011 through October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2013	January 1, 2011 through October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2013
Nuveen Dividend Value Fund	$6,548,266	$9,085,008	$11,539,753	$—	$—	$111,112
Nuveen Equity Index Fund	1,502,803	1,535,193	1,409,999	380,405	527,292	702,576
Nuveen International Select Fund	6,348,008	4,836,386	4,353,879	—	239,458	92,933
Nuveen Large Cap Growth Opportunities Fund	3,820,396	4,544,672	4,846,695	31	157,519	—
Nuveen Large Cap Select Fund	612,328	332,857	283,218	—	34	—
Nuveen Mid Cap Growth Opportunities Fund	8,042,935	9,311,106	9,978,298	2,827	303,377	41,020
Nuveen Mid Cap Index Fund	777,222	952,549	1,459,126	63,532	208,407	114,024
Nuveen Mid Cap Value Fund	2,137,956	1,328,929	1,213,282	37,294	426,012	81,681
Nuveen Small Cap Growth Opportunities Fund	1,018,628	750,940	812,010	62,119	246,288	72,985
Nuveen Small Cap Index Fund	47,392	—	93,433	165,373	339,342	260,301
Nuveen Small Cap Select Fund	4,614,336	4,155,906	4,021,445	301,403	428,176	43,537
Nuveen Small Cap Value Fund	736,439	648,309	790,817	3,362	108,555	8,182
Nuveen Tactical Market Opportunities Fund	165,463	1,328,746	1,656,745	50,143	28,783	87,355

The Funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments and certain Nuveen affiliates, the Adviser acquired a portion of the asset management business of FAF and was selected as the investment adviser of the Funds (the “Transaction”).

As noted, FAF served as the Funds’ investment adviser prior to the consummation of the Transaction. The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by FAF for the specified period.

	Management Fees Net of Expense Reimbursement Paid to FAF	Fee Waivers and Expense Reimbursements from FAF
Fund	November 1, 2010 through December 31, 2010	November 1, 2010 through December 31, 2010
Nuveen Dividend Value Fund	$962,850	$3,323
Nuveen Equity Index Fund	107,263	272,985
Nuveen International Select Fund	1,267,564	160,054
Nuveen Large Cap Growth Opportunities Fund	656,155	579
Nuveen Large Cap Select Fund	142,097	20
Nuveen Mid Cap Growth Opportunities Fund	1,523,652	1,218

	Management Fees Net of Expense Reimbursement Paid to FAF		Fee Waivers and Expense Reimbursements from FAF
Fund	November 1, 2010 through December 31, 2010		November 1, 2010 through December 31, 2010
Nuveen Mid Cap Index Fund	70,117		47,554
Nuveen Mid Cap Value Fund	613,635		382
Nuveen Small Cap Growth Opportunities Fund	244,906		59,567
Nuveen Small Cap Index Fund	—	[1]	77,362
Nuveen Small Cap Select Fund	931,688		2,075
Nuveen Small Cap Value Fund	212,646		643
Nuveen Tactical Market Opportunities Fund	5,834		24,728

[1]	Advisory and certain other fees for the period were waived by FAF to comply with total operating expense limitations that were agreed upon by the Funds and FAF.

In addition to the Adviser’s management fee, each Fund also pays a portion of NIF’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Advisers

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of each Fund. In addition, one or more Sub-Advisers provide investment advisory services to Nuveen International Select Fund. Nuveen Asset Management is responsible for selecting the Funds’ investment strategies and, as it relates to Nuveen International Select Fund, for allocating and reallocating assets among the other Sub-Advisers consistent with the Fund’s investment objectives and strategies. Any Assets not allocated to another Sub-Adviser of Nuveen International Select Fund are managed by Nuveen Asset Management. The Adviser and Nuveen Asset Management are also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, policies and restrictions. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Funds.

The following tables set forth the percentages that are to be paid by the Adviser to Altrinsic and Lazard for Nuveen International Select Fund for their sub-advisory services. The fees are based on the aggregate average daily assets of Nuveen International Select Fund’s assets allocated to such Sub-Adviser. The fee is calculated daily and paid monthly.

Sub-Adviser	Aggregate Assets of Sub-Advisory Portfolio	Fee per annum to be paid from the Adviser to Sub-Adviser
Altrinsic	First $150 Million	0.45%
	Next $350 Million	0.37%
	Over $500 Million	0.35%
Lazard	First $112.5 Million	0.75%
	Next $37.5 Million	0.70%
	Next $37.5 Million	0.65%
	Next $187.5 Million	0.60%

Nuveen International Select Fund

Altrinsic and Lazard have served as Sub-Advisers to Nuveen International Select Fund since the Fund’s inception, currently pursuant to individual agreements with the Adviser dated January 1, 2011. Altrinsic is an employee-controlled and majority-owned company founded in 2000. As of December 31, 2013, Altrinsic had assets under management of approximately $14.3 billion. Lazard is a wholly-owned subsidiary of Lazard Freres & Co., LLC. As of December 31, 2013, Lazard had assets under management of approximately $167.5 billion.

Each Sub-Adviser has discretion to select portfolio securities for its portion of the Fund (the “Sub-Advisory Portfolio”), but must select those securities according to the Fund’s investment objective and restrictions. Each Sub-Adviser is paid a fee by the Adviser each month for the services provided under their respective sub-advisory agreements.

Prior to June 24, 2013, HGI served as one of the Fund’s Sub-Advisers. The following table sets forth the aggregate sub-advisory fees paid to Altrinsic, HGI and Lazard for the fiscal years ended October 31, 2011, October 31, 2012 and October 31, 2013:

	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2013
Fund	Amount Paid by the Adviser to the Sub-Advisers	Amount Paid by the Adviser to the Sub-Advisers	Amount Paid by the Adviser to the Sub-Advisers
Nuveen International Select Fund	$2,442,910	$2,098,526	$1,572,055

Portfolio Managers

The individuals that have primary responsibility for the day-to-day implementation of the investment strategies of the Funds are named in the Prospectus under the “Fund Summaries” section for each Fund.

Nuveen Asset Management Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Funds’ portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on a Fund’s pre-tax investment performance, generally measured over the past one, three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Altrinsic Compensation

Altrinsic manages all accounts on a team basis and all the portfolio managers are equity partners. The value of the equity and the associated cash flows are solely determined by the team’s long-term investment performance and client satisfaction. Portfolio managers receive a competitive salary, profit sharing and incentive compensation.

Lazard Compensation

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork, and commitment.

Total compensation is not fixed, but rather is based on the following factors: (1) maintenance of current knowledge and opinions on companies owned in the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (3) ability and willingness to develop and share ideas on a team basis; and (4) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by the manager’s ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by him or her, by comparison of each account to a predetermined benchmark, including, as appropriate for the relevant account’s investment strategy, the MSCI World Index, the FTSE All World Europe ex-UK Index, the MSCI European Index, and the MSCI EAFE Index, over the current year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Other Accounts Managed

In addition to the Funds, as of October 31, 2013, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Derek B. Bloom	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 3	$9.3 million 0 $1.1 million	0 0 0	0 0 0
Karen L. Bowie	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 0	0 0 0	0 0 0	0 0 0
Anthony R. Burger	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 5	$5.6 million 0 $195.0 million	0 0 0	0 0 0
David A. Chalupnik	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 16	0 0 $193.0 million	0 0 0	0 0 0
Rehan Chaudhri	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 31 39	$416.0 million $4.5 billion $9.3 billion	0 2 3	0 $168.0 million $1.4 billion
David R. Cline	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 0	$783.9 million 0 0	0 0 0	0 0 0
John L. DeVita	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 31 39	$416.0 million $4.5 billion $9.3 billion	0 2 3	0 $168.0 million $1.4 billion
James A. Diedrich	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 15	0 0 $290.0 million	0 0 0	0 0 0
James M. Donald	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 21 197	$22.8 billion $8.3 billion $17.3 billion	1 0 3	$3.1 billion 0 $1.7 billion
Walter A. French	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 18	$3.0 million 0 $576.0 million	0 0 0	0 0 0

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
David A. Friar	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 0 22	$1.5 billion 0 $599.0 million	0 0 0	0 0 0
Harold R. Goldstein	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 15	0 0 $290.0 million	0 0 0	0 0 0
Keith B. Hembre	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 0 4	$1.5 billion 0 $22.9 million	0 0 0	0 0 0
John Hock	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 31 39	$416.0 million $4.5 billion $9.3 billion	0 2 3	0 $168.0 million $1.4 billion
Cori B. Johnson	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 21	$2.3 million 0 $884.0 million	0 0 0	0 0 0
Jon A. Loth	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	2	$64.6 million	0	0
Robert S. McDougall	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	2	$64.6 million	0	0
Scott M. Mullinix	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	15	$290.0 million	0	0
John R. Reinsberg	Registered Investment Companies	9	$4.9 billion	0	0
	Other Pooled Investment Vehicles	4	$467.9 million	2	$68.0 million
	Other Accounts	71	$11.2 billion	1	$93.9 million
Jay L. Rosenberg	Registered Investment Companies	5	$6.1 billion	0	0
	Other Pooled Investment Vehicles	6	$1.0 billion	0	0
	Other Accounts	9	$431.0 million	0	0
Gregory J. Ryan	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	$30.2 million	0	0
Derek M. Sadowsky	Registered Investment Companies	1	$2.3 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	21	$884.0 million	0	0
Tracy P. Stouffer	Registered Investment Companies	2	$69.3 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	5	$71.4 million	0	0
Mark A. Traster	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	$30.2 million	0	0

Nuveen Asset Management Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations,

Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Altrinsic Conflicts of Interest

As a portfolio manager with multiple clients, Altrinsic faces potential conflicts of interest in connection with managing Nuveen International Select Fund’s portfolios as well as other accounts simultaneously. Altrinsic has accounts which charge fees as a percentage of assets under management, have a fixed fee, or have performance-based fees. A potential conflict of interest could arise when executing trades for accounts which pay fees on different schedules. It is Altrinsic’s policy that no client for whom Altrinsic has investment decision responsibility shall receive preferential treatment over any other client. When allocating securities among clients, it is Altrinsic’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equitable treatment over time and no client(s) will receive more favorable treatment or be disadvantaged over other client(s). Whenever possible, Altrinsic will aggregate orders for accounts purchasing/selling the same security at the same time. Generally, any eligible client that participates in an aggregated order will participate at the average price for all Altrinsic client transactions in that security on a given business day and transaction costs will be generally shared pro-rata based on each client’s participation in the transaction.

Altrinsic and its personnel may affect limited transactions for their own accounts in the same or different securities than those purchased and sold for the accounts of Altrinsic’s clients. All employees are prohibited from engaging in personal securities transactions in Reportable Securities, as defined in the Investment Advisers Act of 1940, as amended, except for sale transactions of securities that were held by the employee prior to their date of hire or purchases and sales of ETFs, closed-end funds and master limited partnerships. All personal securities transactions require that written pre-clearance approval was obtained from Compliance. Compliance only approves transactions if it concludes that the transaction would comply with the provisions of the Code of Ethics and is not likely to conflict with or have an adverse economic impact on clients. No personal trades are aggregated with clients’ trades.

Altrinsic uses “soft dollars” for research and brokerage services that provide lawful and appropriate assistance to Altrinsic in carrying out its investment decision making responsibilities, as permitted under the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934. A potential conflict of interest could arise when Altrinsic uses client brokerage commissions to obtain research or brokerage services as the firm benefits from the research, products, and/or services it would otherwise have to produce internally or purchase. Altrinsic maintains policies and procedures to address such conflicts. As a fiduciary, Altrinsic has an obligation to seek “best execution” of clients’ transactions under the circumstances of the particular transaction. If Altrinsic selects a broker-dealer that provides soft dollar benefits that may cause clients to pay commission higher in return for those benefits than those commission charged by other broker-dealers.

Lazard Conflicts of Interest

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as Nuveen International Select Fund, Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and other accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers are generally not permitted to manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Beneficial Ownership of Securities

The following table indicates as of October 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund(s) they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Derek B. Bloom	Nuveen International Select Fund	A
	Nuveen Tactical Market Opportunities Fund	C
Karen L. Bowie	Nuveen Mid Cap Value Fund	C
	Nuveen Small Cap Value Fund	E
Anthony R. Burger	Nuveen Large Cap Select Fund	A
David A. Chalupnik	Nuveen Large Cap Select Fund	F
	Nuveen Mid Cap Value Fund	E
Rehan Chaudhri	Nuveen International Select Fund	A
David R. Cline	Nuveen Tactical Market Opportunities Fund	B
John L. DeVita	Nuveen International Select Fund	A
James A. Diedrich	Nuveen Large Cap Growth Opportunities Fund	D
	Nuveen Mid Cap Growth Opportunities Fund	E

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
James M. Donald	Nuveen International Select Fund	A
Walter A. French	Nuveen Equity Index Fund	A
	Nuveen International Select Fund	A
	Nuveen Mid Cap Index Fund	A
	Nuveen Small Cap Index Fund	A
	Nuveen Tactical Market Opportunities Fund	A
David A. Friar	Nuveen Equity Index Fund	A
	Nuveen International Select Fund	B
	Nuveen Mid Cap Index Fund	A
	Nuveen Small Cap Index Fund	A
	Nuveen Tactical Market Opportunities Fund	C
Harold R. Goldstein	Nuveen Large Cap Growth Opportunities Fund	C
	Nuveen Mid Cap Growth Opportunities Fund	C
Keith B. Hembre	Nuveen International Select Fund	A
	Nuveen Tactical Market Opportunities Fund	F
John Hock	Nuveen International Select Fund	A
Cori B. Johnson	Nuveen Dividend Value Fund	E
Jon A. Loth	Nuveen Small Cap Growth Opportunities Fund	C
Robert S. McDougall	Nuveen Small Cap Growth Opportunities Fund	C
Scott M. Mullinix	Nuveen Large Cap Growth Opportunities Fund	E
	Nuveen Mid Cap Growth Opportunities Fund	E
John R. Reinsberg	Nuveen International Select Fund	A
Jay L. Rosenberg	Nuveen International Select Fund	A
Gregory J. Ryan	Nuveen Small Cap Select Fund	A
Derek M. Sadowsky	Nuveen Dividend Value Fund	E
Tracy Stouffer	Nuveen International Select Fund	A
Mark A. Traster	Nuveen Small Cap Select Fund	E

Administrator

Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between FAF and NIF, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. As of December 31, 2010, the Funds no longer have an administrator or sub-administrator. The following table sets forth total administrative fees, after waivers, paid by the Funds to FAF and USBFS for the period from November 1, 2010 through December 31, 2010:

Fund	November 1, 2010 through December 31, 2010
Nuveen Dividend Value Fund	$334,525
Nuveen Equity Index Fund	342,292
Nuveen International Select Fund	321,273
Nuveen Large Cap Growth Opportunities Fund	227,365
Nuveen Large Cap Select Fund	49,202
Nuveen Mid Cap Growth Opportunities Fund	490,214
Nuveen Mid Cap Index Fund	105,926
Nuveen Mid Cap Value Fund	197,380
Nuveen Small Cap Growth Opportunities Fund	68,516
Nuveen Small Cap Index Fund	26,618
Nuveen Small Cap Select Fund	300,195
Nuveen Small Cap Value Fund	68,557
Nuveen Tactical Market Opportunities Fund	9,169

Transfer Agent

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169.

Prior to May 14, 2012, USBFS served as the Funds’ transfer agent. The following table sets forth transfer agent fees, excluding out-of-pocket expenses, paid by the Funds to USBFS for the fiscal year ended October 31, 2011 and the period November 1, 2011 through May 14, 2012:

Fund	Fiscal Year Ended October 31, 2011	November 1, 2011 through May 14, 2012[1]
Nuveen Dividend Value Fund	$288,711	$241,148
Nuveen Equity Index Fund	252,592	161,217
Nuveen International Select Fund	26,955	83,003
Nuveen Large Cap Growth Opportunities Fund	213,331	187,944
Nuveen Large Cap Select Fund	23,449	21,118
Nuveen Mid Cap Growth Opportunities Fund	316,092	254,752
Nuveen Mid Cap Index Fund	58,159	47,201
Nuveen Mid Cap Value Fund	146,362	119,129
Nuveen Small Cap Growth Opportunities Fund	104,626	87,207
Nuveen Small Cap Index Fund	34,289	19,153
Nuveen Small Cap Select Fund	217,887	143,168
Nuveen Small Cap Value Fund	102,800	71,337
Nuveen Tactical Market Opportunities Fund	3,279	23,807

[1]

Transfer agent fees are reflective of one-time fees, due to transfer agent conversion, in the amount of $8,996, $8,086, $434, $7,290, $358, $7,915, $1,742, $3,854, $2,204, $803, $5,527, $2,428 and $1,632 for Nuveen Dividend Value Fund, Nuveen Equity Index Fund, Nuveen International Select Fund, Nuveen Large Cap Growth Opportunities Fund, Nuveen Large Cap Select Fund, Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Index Fund, Nuveen Mid Cap Value Fund, Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Index Fund, Nuveen Small Cap Select Fund, Nuveen Small Cap Value Fund and Nuveen Tactical Market Opportunities Fund, respectively.

Custodians

U.S. Bank National Association (“U.S. Bank”) and State Street Bank and Trust Company act as custodians for the Funds (the “Custodians”). U.S. Bank, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53202, acts as the custodian for each Fund (the “Custodian”) other than Nuveen International Select Fund. U.S. Bank is a subsidiary of U.S. Bancorp. State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111, acts as the custodian for Nuveen International Select Fund.

The Custodians take no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodians. The Custodians deliver securities against payment upon sale and pays for securities against delivery upon purchase. The Custodians also remit Fund assets in payment of Fund expenses, pursuant to instructions of NIF’s officers or resolutions of the Board of Directors.

As compensation for its services as custodian, U.S. Bank is paid a monthly fee calculated on an annual basis equal to 0.005% of each Fund’s average daily net assets. State Street Bank and Trust Company is paid reasonable compensation as agreed upon from time to time. Sub-custodian fees with respect to the Funds are paid by State Street Bank and Trust Company out of its fees from the Funds. In addition, the Custodians are reimbursed for their out-of-pocket expenses incurred while providing services to the Funds. Each Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not “interested persons” of NIF, as that term is defined in the 1940 Act.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated January 1, 2011 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for NIF. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Funds, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Advisers, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties. Altrinsic and Lazard have also each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes of ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

The proxy voting policies and procedures for Altrinsic and Lazard are set forth in Appendix B.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management or, in the case of Nuveen International Select Fund, its Sub-Advisers.

In selecting a broker-dealer to execute securities transactions, the Sub-Advisers consider the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Funds. Subject to the satisfaction of its obligation to seek best execution, another factor considered by the Sub-Advisers in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, the Sub-Advisers may cause the Funds to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). The Sub-Advisers cause a Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Funds or purchase them from a third party for the Funds. In such cases, the Sub-Advisers are in effect paying for the brokerage and research products and services with client commissions—so-called “soft dollars.” The Sub-Advisers will only cause a Fund to pay up if the Sub-Advisers, subject to their overall duty to seek best execution, determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisers with respect to the managing of its accounts.

The types of research products and services the Sub-Advisers receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.

The brokerage and research products and services the Sub-Advisers receive from broker-dealers supplement the Sub-Advisers’ own normal research activities. As a practical matter, the Sub-Advisers could not, on their own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services the Sub-Advisers receive from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. The Sub-Advisers reduce their expenses through their use of soft dollars.

As a general matter, the brokerage and research products and services the Sub-Advisers receive from broker-dealers are used to service all of the Sub-Advisers’ accounts, including the Funds. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions are used for brokerage and research products and services utilized in managing fixed income accounts.

The Sub-Advisers receive brokerage or research products or services that they also use for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and recordkeeping services into one package. Market data services are a specific example of mixed use services that the Sub-Advisers might acquire because certain employees of the Sub-Advisers may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for the Sub-Advisers, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits the Sub-Advisers. For this reason, and in accordance with general SEC guidance, the Sub-Advisers make a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash (“hard dollars”) for such percentage of the total cost. To ensure that their practices are consistent with their fiduciary responsibilities to their clients and to address this conflict, the Sub-Advisers make all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as the Sub-Advisers have a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.

Many of the Funds’ portfolio transactions involve payment of a brokerage commission by the applicable Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Funds will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Sub-Advisers or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of the Sub-Advisers are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Sub-Advisers to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

The following table sets forth the aggregate brokerage commissions paid by the Funds during the fiscal years ended October 31, 2011, October 31, 2012 and October 31, 2013:

	Aggregate Brokerage Commissions Paid by the Funds
Fund	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2013
Nuveen Dividend Value Fund	$1,062,374	$630,231	$1,396,494
Nuveen Equity Index Fund	22,781	7,096	5,203
Nuveen International Select Fund	1,765,524	734,891	1,072,718
Nuveen Large Cap Growth Opportunities Fund	719,095	487,381	555,527
Nuveen Large Cap Select Fund	350,507	132,105	72,258
Nuveen Mid Cap Growth Opportunities Fund	2,342,848	2,025,483	1,784,878
Nuveen Mid Cap Index Fund	29,030	24,096	19,968
Nuveen Mid Cap Value Fund	1,214,648	828,350	448,253
Nuveen Small Cap Growth Opportunities Fund	600,748	402,918	240,042
Nuveen Small Cap Index Fund	10,921	11,353	5,159
Nuveen Small Cap Select Fund	2,166,839	1,637,916	1,343,973
Nuveen Small Cap Value Fund	211,305	191,121	180,790
Nuveen Tactical Market Opportunities Fund	41,633	66,822	56,536

Brokerage commissions paid by a Fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors.

During the fiscal year ended October 31, 2013, Nuveen Dividend Value Fund, Nuveen International Select Fund, Nuveen Large Cap Growth Opportunities Fund, Nuveen Large Cap Select Fund, Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Value Fund, Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Index, Nuveen Small Cap Select Fund, and Nuveen Small Cap Value Fund, paid to brokers as commissions in return for research services, $1,185,217, $160,454, $455,206, $60,333, $1,465,651, $374,666, $186,698, $5, $1,140,433, and $113,835, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $1,006,565,321, $105,515,781, $603,357,038, $53,300,942, $1,780,657,771, $236,556,687, $102,737,564, $2,002, $506,464,031, and $48,320,535, respectively.

The Funds, excluding the Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Index Fund, Nuveen Mid Cap Value Fund, Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Select Fund, and Nuveen Small Cap Value Fund, have acquired during the fiscal year ended October 31, 2013 the securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of close of the fiscal year ended October 31, 2013:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of October 31, 2013)
Nuveen Dividend Value Fund	Citigroup Global Markets, Inc.	Citigroup Inc.	$40,885,055
	Morgan Stanley & Co. Inc.	Morgan Stanley	26,745,705

Nuveen Equity Index Fund	Bank of New York	Bank of New York Company, Inc.	1,836,355
	Goldman Sachs & Co.	Goldman Sachs Group, Inc.	3,493,557
	Bank of America	Bank of America Corporation	7,496,995

Nuveen International Select Fund	UBS Financial Services	UBS	2,143,255
	Credit Suisse	Credit Suisse Group	—

Nuveen Large Cap Growth Opportunities Fund	Goldman Sachs & Co.	Goldman Sachs Group, Inc.	5,809,620

Nuveen Large Cap Select Fund	Citigroup Global Markets, Inc.	Citigroup Inc.	832,138
	JPMorgan Chase	JP Morgan Chase & Co.	764,338

Nuveen Small Cap Index Fund	Knight Securities	Knight Trading Group Inc.	—
Nuveen Tactical Market Opportunities Fund	JPMorgan Chase	iShares JPMorgan USD Emerging Markets Bond ETF	1,781,600

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors, including a majority of the independent directors.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. Additionally, the Funds publish on the website a list of their top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or Sub-Advisers, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including ISS, ADP Investor Communication Services, and Glass, Lewis & Co.), borrowers of their securities pursuant to securities lending transactions, and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or Sub-Advisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and Sub-Advisers periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, LLC

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Dresdner Kleinwort Securities, LLC

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

ISS

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Pershing, LLC

PricewaterhouseCoopers LLP

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

R.R. Donnelley & Sons Company

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

Wilshire Associates Incorporated

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

CAPITAL STOCK

Each share of each Fund’s $0.0001 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all NIF funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of NIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Maryland law and the 1940 Act.

The following table sets forth the percentage ownership of each person, who, as of February 3, 2014, owned of record, or is known by NIF to have owned of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Dividend Value Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	18.73%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	7.08%

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	5.48%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.30%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5.02%

Nuveen Dividend Value Fund Class B Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	26.13%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	12.52%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	8.96%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	8.10%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	7.75%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6.63%

Nuveen Dividend Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	18.31%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	12.99%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	12.25%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11.60%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	8.40%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6.69%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5.83%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Dividend Value Fund Class R3 Shares	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-1076	25.98%

	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Prudential SmartSolution IRA 280 Trumbull St. Hartford CT 06103-3509	20.04%

	ING Life Insurance & Annuity Co 1 Orange Way Windsor CT 06095-4773	8.99%

	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Prudential SmartSolution IRA 280 Trumbull St. Hartford CT 06103-3509	6.00%

Nuveen Dividend Value Fund Class R6 Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	85.55%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	10.44%

Nuveen Dividend Value Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	34.90%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	14.07%

	Washington & Co PO Box 1787 Milwaukee WI 53201-1787	11.93%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	6.11%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.39%

Nuveen Equity Index Fund Class A Shares	Charles Schwab & Co Inc Its Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	24.59%

	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	14.93%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.23%

Nuveen Equity Index Fund Class B Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	34.05%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	11.00%

Nuveen Equity Index Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	16.14%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	11.72%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	8.75%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	7.65%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	7.57%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	6.34%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.78%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.20%

Nuveen Equity Index Fund Class R3 Shares	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	50.71%

Nuveen Equity Index Fund Class I Shares	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	40.78%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	21.52%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	7.70%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	7.08%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Great-West Trust Co TTEE Employee Benefits Clients 8515 East Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	6.24%

Nuveen International Select Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	30.68%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	8.94%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.73%

Nuveen International Select Fund Class C Shares	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	22.40%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11.08%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	10.94%

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	8.69%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	8.15%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen International Select Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	37.63%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	29.49%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	27.54%

Nuveen Large Cap Growth Opportunities Fund Class A Shares	Charles Schwab & Co Inc For the Exclusive Benefit of Its Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	30.36%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	13.34%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	8.56%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	8.10%

Nuveen Large Cap Growth Opportunities Fund Class B Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	21.16%

	Stifel Nicolaus & Co Inc John W Humble 501 North Broadway Saint Louis MO 63102-2188	8.49%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Large Cap Growth Opportunities Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	33.38%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	16.60%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	7.42%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.74%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.74%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.21%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.13%

Nuveen Large Cap Growth Opportunities Fund Class R3 Shares	TD Ameritrade Trust Co PO Box 17748 Denver CO 80217-0748	24.21%

	Counsel Trust DBA MATC FBO Empower Ret Plan Savings 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	10.97%

	PIMS/Prudential Retirement as Nominee for the TTEE/Cust Pl Fortney & Weygandt Inc 401 k 31269 Bradley Rd North Olmsted OH 44070-3875	7.63%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Counsel Trust DBA MATC FBO Amcal General Contractors Inc 401k Plan 30141 Agoura Rd Ste 100 Agoura Hills CA 91301-2020	5.12%

	Great-West Trust Co LLC FBO Putnam FBO Recordkeeping for Various Benef 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	5.08%

Nuveen Large Cap Growth Opportunities Fund Class R6 Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	83.42%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	7.70%

Nuveen Large Cap Growth Opportunities Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	36.34%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	16.61%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	6.93%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	6.53%

Nuveen Large Cap Select Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	25.90%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	20.52%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	12.14%

	Charles Schwab & Co., Inc. Attn: Mutual Fund Ops 211 Main St San Francisco CA 94105-1905	11.05%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.55%

Nuveen Large Cap Select Fund Class C Shares	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	22.77%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	21.28%

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	20.46%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	8.88%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	7.51%

	Delbert B Hopkins & Sharon Hopkins Jt Caring Trust Delbert B Hopkins & Sharon Hopkins Tr U/A 07/11/2006 11311 N Cowboy Trl Prescott AZ 86305-5583	5.76%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Large Cap Select Fund Class I Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	52.04%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	35.50%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	6.49%

Nuveen Mid Cap Growth Opportunities Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	22.90%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	12.62%

	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	7.16%

Nuveen Mid Cap Growth Opportunities Fund Class B Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	19.86%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	10.98%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	10.87%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	5.02%

Nuveen Mid Cap Growth Opportunities Fund Class C Shares	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	14.37%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	13.43%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	13.28%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	11.61%

Nuveen Mid Cap Growth Opportunities Fund Class R3 Shares	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	20.01%

	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	13.77%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10.48%

	DCGT as TTEE and/or Cust FBO Principal Financial Group Quali Fied FIA Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	6.37%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	DCGT as TTEE and/or Cust FBO Principal Financial Group Quali Fied Prin Advtg Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	5.88%

Nuveen Mid Cap Growth Opportunities Fund Class R6 Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	64.34%

	DCGT as TTEE and/or Cust FBO Principal Financial Group Quali Fied Prin Advtg Omnibus Attn NPIO Trade Desk 711 High Street Des Moines IA 50392-0001	18.45%

	Washington & Co PO Box 1787 Milwaukee WI 53201-1787	6.87%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	5.19%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-1076	5.15%

Nuveen Mid Cap Growth Opportunities Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	23.61%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	18.24%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	17.89%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	8.11%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	5.91%

Nuveen Mid Cap Index Fund Class A Shares	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	36.10%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.34%

Nuveen Mid Cap Index Fund Class C Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	25.43%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	15.21%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11.83%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	8.65%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	7.28%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6.15%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.82%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Mid Cap Index Fund Class R3 Shares	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	55.58%

	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	8.37%

Nuveen Mid Cap Index Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	24.84%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	9.45%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	8.53%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	7.59%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.12%

Nuveen Mid Cap Value Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	28.84%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.60%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Mid Cap Value Fund Class B Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	19.89%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	19.70%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	14.45%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	9.13%

Nuveen Mid Cap Value Fund Class C Shares	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	19.09%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	14.84%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7.84%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	7.57%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	5.76%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5.17%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Mid Cap Value Fund Class R3 Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	11.42%

	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	7.42%

Nuveen Mid Cap Value Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	38.20%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	25.33%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	17.21%

Nuveen Small Cap Growth Opportunities Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	27.44%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10.60%

	Charles Schwab & Co Inc For the Exclusive Benefit of Its Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5.05%

Nuveen Small Cap Growth Opportunities Fund Class C Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	15.59%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	14.75%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	12.90%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	10.21%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	9.61%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	7.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.38%

Nuveen Small Cap Growth Opportunities Fund Class R3 Shares	Frontier Trust Co FBO Ability Services Network Inc 401 PO Box 10758 Fargo ND 58106-0758	22.43%

	Don P Hargroder FBO Abbeville/Lafayette Courtesy 401k 4750 Johnston St PO Box 61130 Lafayette LA 70596-1130	15.16%

	Counsel Trust DBA MATC FBO Alliance Defense Fund Inc 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.44%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Small Cap Growth Opportunities Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	47.85%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	19.67%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	8.32%

Nuveen Small Cap Index Fund Class A Shares	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	36.82%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5.38%

Nuveen Small Cap Index Fund Class C Shares	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Way St Petersburg FL 33716-1102	23.53%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	14.04%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11.08%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	7.39%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6.49%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6.09%

	State Street Bank & Trust Cust Catherine M Henderson IRA 4504 Village Crest Dr Flower Mound TX 75022-1029	5.81%

Nuveen Small Cap Index Fund Class R3 Shares	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	42.41%

	Massachusetts Mutual Life Insurance Co 1295 State St MIP C255 Springfield MA 01111-0001	15.96%

	AUL American Unit Trust Attn Separate Accts PO Box 368 Indianapolis IN 46206-0368	11.66%

Nuveen Small Cap Index Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	30.71%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	24.48%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	5.95%

Nuveen Small Cap Select Fund Class A Shares	Great West Life & Annuity GWLA-FFII-First Amer Sm Cap Sel A 8515 East Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	16.65%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	12.89%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	7.98%

	PIMS/Prudential Retirement As Nominee for the TTEE/Cust I.A.M. National 401(K) Plan 1300 Connecticut Ave., N.W., Suite Washington DC 20036-1703	6.40%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.25%

Nuveen Small Cap Select Fund Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	23.09%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	15.19%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	10.69%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	9.30%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # Street-P08 Minneapolis MN 55402-4413	5.65%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Small Cap Select Fund Class C Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	30.03%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	15.46%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # Street-P08 Minneapolis MN 55402-4413	10.13%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	7.69%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	5.58%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	5.14%

Nuveen Small Cap Select Fund Class R3 Shares	Taynik & Co C/O Investors Bank & Trust Attn Mutual Fund Processing 200 Clarendon St Boston MA 02116-5097	14.60%

	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	12.17%

	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	10.57%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	8.93%

	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Austin Bank Texas N A 200 E Commerce St Jacksonville TX 75766-4904	6.14%

	Massachusetts Mutual Life Insurance Co 1295 State St MIP C255 Springfield MA 01111-0001	5.47%

	SEI Private Trust Company C/O 1st Source Bank EB Plan Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks PA 19456-9989	5.11%

Nuveen Small Cap Select Fund Class I Shares	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	23.89%

	Reliance Trust Co TTEE ADP Access Large Market 401K 1100 Abernathy Rd Atlanta GA 30328-5620	12.66%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	12.34%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10.56%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	6.73%

	Taynik & Co C/O Investors Bank & Trust Attn Mutual Fund Processing 200 Clarendon St Boston MA 02116-5097	6.59%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	5.44%

Nuveen Small Cap Value Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	33.93%

	DCGT as TTEE and/or Cust FBO Principal Financial Group Quali Fied FIA Omnibus Attn NPIO Trade Desk 711 High Street Des Moines IA 50392-0001	6.71%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.87%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.74%

Nuveen Small Cap Value Fund Class C Shares	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	19.06%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Way St Petersburg FL 33716-1102	12.19%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	9.57%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	8.57%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	8.23%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.08%

Nuveen Small Cap Value Fund Class R3 Shares	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl Prudential SmartSolution IRA 280 Trumbull St. Hartford CT 06103-3509	27.66%

	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl Prudential SmartSolution IRA 280 Trumbull St. Hartford CT 06103-3509	10.76%

	AUL Group Retirement Account Attn Separate Accts PO Box 368 Indianapolis IN 46206-0368	9.71%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	8.88%

	DCGT as TTEE and/or Cust FBO Principal Financial Group Quali fied FIA Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	5.04%

	AUL American Unit Trust Attn Separate Accts PO Box 368 Indianapolis IN 46206-0368	5.02%

Nuveen Small Cap Value Fund Class I Shares	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	44.10%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	18.01%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	13.45%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10.10%

Nuveen Tactical Market Opportunities Fund Class A Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	26.17%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	23.16%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	7.67%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6.91%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	6.85%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.48%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	6.37%

Nuveen Tactical Market Opportunities Fund Class C Shares	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	28.68%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11.49%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Way St Petersburg FL 33716-1102	10.70%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	10.18%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8.41%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	6.80%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.54%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	6.25%

Nuveen Tactical Market Opportunities Fund Class I Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	76.30%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. If a Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by a Fund).

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates a Fund’s distributions into three categories, ordinary income distributions, capital gains dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains received from assets held for more than one year that are considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal tax purposes) are taxed at a maximum stated rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividends, if any, is subject to the 25% tax rate, will be made based on the rules prescribed by the United States Treasury. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. A Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2014, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, distributions in respect of shares after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of October 31, 2013, the following Funds had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year	Capital Loss Carry-Forwards (000’s omitted)
Nuveen Dividend Value Fund	2016	$12,406,335

Nuveen Large Cap Select Fund	2016	9,711,965
	2017	54,315,490

Nuveen Mid Cap Value Fund	2017	31,631,258

Nuveen Small Cap Value Fund	2017	20,884,608

Nuveen Tactical Market Opportunities Fund	—*	5,025,424
	—**	1,159,363

*	Short-term loss not subject to expiration.
**	Long-term loss not subject to expiration.

When a Fund lends portfolio securities to a borrower as described above in “Investment Policies and Techniques—Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii)  any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on October 31, 2013 of Class A shares of Nuveen Dividend Value Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Nuveen Dividend Value Fund
Net asset value per share	$17.79
Per share sales charge—5.75% of public offering price (6.13% of net asset value per share)	1.09

Per share offering price to the public	$18.88

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	current and former trustees/directors of the Nuveen Funds;

•

full-time and retired employees and directors of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800)  257-8787.

Class B Shares

The applicable Funds will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1.00% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 12 months of purchase. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first two years, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Directors has determined may have material adverse consequences to the shareholders of a Fund; (vi) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (vii) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (viii) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; (ix) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (x) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge, from the applicable Funds. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes.

Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services.

Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This SAI should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class R6 Shares

Class R6 shares are available from the applicable Funds to the following classes of investors, provided they meet the minimum investment and other eligibility requirements set forth below:

•

Qualified retirement plans, including: 401(k) plans, employer sponsored 403(b) plans, profit sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft Hartley multi-employer pension plans (collectively, “Qualified Plans”);

•	Foundations and endowment funds;

•	Any state, county, or city, or its instrumentality, department, authority or agency;

•	457 plans, including 457(b) governmental entity plans and tax exempt plans;

•	Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

•	Investment companies, both affiliated and not affiliated with the Adviser;

•	Corporations, including corporate non-qualified deferred compensation plans of such corporations;

•	Collective investment trusts;

•	Discretionary accounts managed by the Advisor or its affiliates; and

•	529 savings plans held in plan-level omnibus accounts.

There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Funds. All other eligible investors must meet a minimum initial investment of at least $5 million in each Fund in which they invest. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares are only available through financial intermediaries that have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called

“finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs. Class R6 shares also are not available through retail, advisory fee-based wrap platforms.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•	any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•

current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•

full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with a Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Pursuant to a notice of election under Rule 18f-1, the Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to two Round Trips per trailing 60-day period.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Distribution and Service Plan

NIF has adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R3 shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class B, Class C and Class R3 shares as described below. The distribution fees under the Plan are used for primary purpose of compensating participating intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.

The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to participating intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

The Class B shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The Class B shares also pay to the Distributor a distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B shares. The distribution fee is intended to compensate the Distributor for advancing a commission to participating intermediaries purchasing Class B shares.

The Class C shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares pay to the Distributor a distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares. The Distributor may use the distribution fee to provide compensation to participating intermediaries through which shareholders hold their shares beginning one year after purchase.

The Class R3 shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class R3 shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares. The Class R3 shares also pay to the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets of Class R3 shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to participating intermediaries in connection with sales of Class R3 shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares.

The Distributor receives no compensation for distribution of the Class R6 or Class I shares.

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R3 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time. With the exception of the Distributor and its affiliates, no “interested person” of NIF, as that term is defined in the 1940 Act, and no director of NIF has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of NIF and by the vote of the majority of those Board members of NIF who are not “interested persons” (as that term is defined in the 1940 Act) of NIF and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan.

The Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended October 31, 2013 with respect to the Class A shares, Class B shares, Class C shares and Class R3 shares of the Funds. As noted above, no 12b-1 fees are paid with respect to Class R6 or Class I shares.

Fund	12b-1 Fees Incurred by each Fund for the Fiscal Year Ended October 31, 2013
Nuveen Dividend Value Fund
Class A	$800,846
Class B	13,510
Class C	399,074
Class R3	146,948

Nuveen Equity Index Fund
Class A	411,041
Class B	22,403
Class C	92,422
Class R3	227,448

Nuveen International Select Fund
Class A	10,240
Class C	7,776

Nuveen Large Cap Growth Opportunities Fund
Class A	367,382
Class B	12,576
Class C	130,843
Class R3	49,966

Nuveen Large Cap Select Fund
Class A	9,025
Class C	2,789

Nuveen Mid Cap Growth Opportunities Fund
Class A	819,356
Class B	22,108
Class C	194,442
Class R3	209,160

Nuveen Mid Cap Index Fund
Class A	359,455
Class C	78,321
Class R3	748,528

Nuveen Mid Cap Value Fund
Class A	90,356
Class B	13,628
Class C	77,434
Class R3	45,176
Nuveen Small Cap Growth Opportunities Fund
Class A	94,363
Class C	18,602
Class R3	9,560

Nuveen Small Cap Index Fund
Class A	84,815
Class C	17,267
Class R3	145,703

Fund	12b-1 Fees Incurred by each Fund for the Fiscal Year Ended October 31, 2013
Nuveen Small Cap Select Fund
Class A	$397,029
Class B	17,661
Class C	100,209
Class R3	93,489

Nuveen Small Cap Value Fund
Class A	94,057
Class C	21,588
Class R3	28,293

Nuveen Tactical Market Opportunities Fund
Class A	117,477
Class C	139,746

If a Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the applicable Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by BFDS, the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of NIF. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by NIF pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following tables set forth the amount of underwriting commissions paid by the Funds, the amount of such commissions retained by the Distributor, and the amount of compensation on redemptions and repurchases for the period from January 1, 2011 through October 31, 2011 and the fiscal years ended October 31, 2012 and October 31, 2013:

	Total Underwriting Commissions
Fund	January 1, 2011 through October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2013
Nuveen Dividend Value Fund	$263,178	$391,945	$545,279
Nuveen Equity Index Fund	2,327	—	—
Nuveen International Select Fund	4,245	4,563	7,381
Nuveen Large Cap Growth Opportunities Fund	104,580	137,319	78,557
Nuveen Large Cap Select Fund	3,488	2,242	12,538
Nuveen Mid Cap Growth Opportunities Fund	139,136	142,215	127,692
Nuveen Mid Cap Index Fund	3,746	—	—
Nuveen Mid Cap Value Fund	26,857	14,637	16,303
Nuveen Small Cap Growth Opportunities Fund	21,969	31,623	29,626
Nuveen Small Cap Index Fund	135	—	—
Nuveen Small Cap Select Fund	69,811	35,204	38,419
Nuveen Small Cap Value Fund	12,003	16,525	25,393
Nuveen Tactical Market Opportunities Fund	6,683	232,532	78,767

	Underwriting Commissions Retained by Distributor
Fund	January 1, 2011 through October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2013
Nuveen Dividend Value Fund	$27,081	$47,493	$65,028
Nuveen Equity Index Fund	207	—	—
Nuveen International Select Fund	468	574	746
Nuveen Large Cap Growth Opportunities Fund	11,739	15,708	8,299
Nuveen Large Cap Select Fund	392	285	1,513
Nuveen Mid Cap Growth Opportunities Fund	14,775	16,148	15,880
Nuveen Mid Cap Index Fund	365	—	—
Nuveen Mid Cap Value Fund	3,440	1,719	2,058
Nuveen Small Cap Growth Opportunities Fund	3,005	3,974	3,712
Nuveen Small Cap Index Fund	11	—	—
Nuveen Small Cap Select Fund	8,448	4,439	4,771
Nuveen Small Cap Value Fund	1,534	2,133	3,040
Nuveen Tactical Market Opportunities Fund	829	27,907	4,874

	Compensation on Redemptions and Repurchases
Fund	January 1, 2011 through October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2013
Nuveen Dividend Value Fund	$7,857	$9,522	$11,322
Nuveen Equity Index Fund	5,314	2,679	1,241
Nuveen International Select Fund	800	163	—
Nuveen Large Cap Growth Opportunities Fund	2,571	3,640	7,181
Nuveen Large Cap Select Fund	—	246	—
Nuveen Mid Cap Growth Opportunities Fund	7,619	6,120	14,138
Nuveen Mid Cap Index Fund	913	608	1,437
Nuveen Mid Cap Value Fund	4,689	1,115	892
Nuveen Small Cap Growth Opportunities Fund	461	352	212
Nuveen Small Cap Index Fund	75	—	1,176
Nuveen Small Cap Select Fund	3,421	2,500	3,271
Nuveen Small Cap Value Fund	557	505	—
Nuveen Tactical Market Opportunities Fund	—	1,781	13,545

Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly-owned subsidiary of U.S. Bancorp.

The following tables set forth the amount of underwriting commissions paid by the Funds, the amount of such commissions retained by Quasar and the amount of compensation on redemptions and repurchases for the period from November 1, 2010 through December 31, 2010:

Total Underwriting Commissions
Fund	November 1, 2010 through December 31, 2010
Nuveen Dividend Value Fund	$35,234
Nuveen Equity Index Fund	13,485
Nuveen International Select Fund	1,811
Nuveen Large Cap Growth Opportunities Fund	13,043
Nuveen Large Cap Select Fund	2,741
Nuveen Mid Cap Growth Opportunities Fund	34,013
Nuveen Mid Cap Index Fund	7,179
Nuveen Mid Cap Value Fund	2,333
Nuveen Small Cap Growth Opportunities Fund	2,836
Nuveen Small Cap Index Fund	1,458
Nuveen Small Cap Select Fund	5,764
Nuveen Small Cap Value Fund	3,104
Nuveen Tactical Market Opportunities Fund	—

Underwriting Commissions Retained by Quasar
Fund	November 1, 2010 through December 31, 2010
Nuveen Dividend Value Fund	$3,199
Nuveen Equity Index Fund	1,143
Nuveen International Select Fund	154
Nuveen Large Cap Growth Opportunities Fund	1,183
Nuveen Large Cap Select Fund	256
Nuveen Mid Cap Growth Opportunities Fund	3,152
Nuveen Mid Cap Index Fund	681
Nuveen Mid Cap Value Fund	234
Nuveen Small Cap Growth Opportunities Fund	269
Nuveen Small Cap Index Fund	126
Nuveen Small Cap Select Fund	519
Nuveen Small Cap Value Fund	290
Nuveen Tactical Market Opportunities Fund	—

Compensation on Redemptions and Repurchases
Fund	November 1, 2010 through December 31, 2010
Nuveen Dividend Value Fund	$1,141
Nuveen Equity Index Fund	581
Nuveen International Select Fund	—
Nuveen Large Cap Growth Opportunities Fund	335
Nuveen Large Cap Select Fund	22
Nuveen Mid Cap Growth Opportunities Fund	1,244
Nuveen Mid Cap Index Fund	31
Nuveen Mid Cap Value Fund	636
Nuveen Small Cap Growth Opportunities Fund	—
Nuveen Small Cap Index Fund	8
Nuveen Small Cap Select Fund	999
Nuveen Small Cap Value Fund	281
Nuveen Tactical Market Opportunities Fund	—

To help financial advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

The Adviser and/or the Distributor may also make other additional payments out of its own assets as described under “Other Payments” below.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling representatives of the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the

Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Representatives of the Distributor or its affiliates may receive additional compensation from the Adviser and/or the Distributor if certain targets are met for sales of one or more Nuveen Mutual Funds. Such compensation may vary by Fund and by Intermediary.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of February 21, 2014:

ADP Broker-Dealer, Inc.

Alliance Fund Distributors

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

BB&T

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Cetera

Charles Schwab & Co., Inc.

Chase Investment Services

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

CPI Qualified Plan Consultants, Inc.

Davenport & Co., LLC

Digital Retirement Solutions, Inc.

Dyatech, LLC

Edward Jones

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors

Retirement

Financial Data Services, Inc.

First Clearing

First Mercantile Trust Company

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

Goldman Sachs

Great West Life and Annuity Insurance Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC/ING Financial

Advisors, LLC (formerly CitiStreet LLC/CitiStreet Advisors LLC)

J.J.B. Hilliard, W.L. Lyons, Inc.

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

LPL Financial Services

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mid Atlantic Capital Corporation

Morgan Keegan

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NFP Securities, Inc.

Northwestern Mutual

NYLife Distributors LLC

Oppenheimer & Co.

Pershing LLC

Princeton Retirement Group/GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

SI Financial Advisors

Savings Institute and Bank

Smith Barney

Southwest Securities, Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wedbush Morgan Securities

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since February 21, 2014 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated October 31, 2013. Each Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation and the promise S&P imputes;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating. The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (”MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

International Long-Term Ratings

Issuer Credit Rating Scales

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•   the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•   the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•   Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•   the selective payment default on a specific class or currency of debt;

•   the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•   the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•   execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

‘WD’ indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period.

APPENDIX B

PROXY VOTING POLICY AND PROCEDURES

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Altrinsic has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies. Certain clients may retain proxy voting authority and in those circumstances Altrinsic has no proxy voting responsibility.

II. PROXY VOTING PROCEDURES

All proxies received by Altrinsic will be forwarded to a Portfolio Manager, or his designee, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Altrinsic must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place. Operations will keep a record or be able to readily access a report from the electronic filing of each proxy received.

Absent material conflicts (See §IV below), a Portfolio Manager, or his designee, will determine how Altrinsic should vote the proxy. The Portfolio Manager or his designee will send its decision on how Altrinsic will vote a proxy to Operations. Operations will then forward the proxy with the proposed vote to the Chief Compliance Officer (“CCO”) for review. Upon completion of her review, the CCO will sign the proxy ballot and return it to Operations. Operations is responsible for voting the proxy either by mail or electronically in a timely and appropriate manner.

Altrinsic or its clients may retain a third party to assist it in coordinating and voting proxies with respect to client securities. After a vote has been case, Operations will provide the CCO with a proxy vote report. The CCO will review this report to confirm that the proxy was voted in accordance with the provided instructions and was voted in a timely manner. Currently Altrinsic does not directly engage with any third party proxy voting companies for research or other services.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, Altrinsic will vote proxies in the best interest of its clients. Each proposal will be evaluated separately but the following guidelines will generally be followed:

•	Altrinsic will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated) and selection of auditors; and

•

Altrinsic will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights and create supermajority voting.

For other proposals, Altrinsic shall determine on a case-by-case basis the vote which is in the best interests of its clients and may take into account certain factors, including but not limited to:

•	Whether the proposal was recommended by management and Altrinsic’s opinion of management;

•	The effect on shareholder value;

•	The issuer’s business practices;

•	Stock dilution and equity based compensation;

•	Whether the proposal acts to entrench existing management; and

•	Whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

The CCO will review the proxy vote proposed by the Portfolio Manager, or his designee, and identify any conflicts of interest that exist between Altrinsic and its clients. Such conflicts could include, but are not limited to, Altrinsic’s or its affiliates’ relationships with the issuer or its affiliates.

If a potential or actual conflict exists, Altrinsic will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client including clients that are subject to ERISA. If Altrinsic determines that a material conflict exists and that voting in accordance with the voting guidelines and factors described above is not in the best interests of the clients, Altrinsic will make the appropriate disclosures to clients and either request that the client vote the proxy(s) or abstain from voting.

V. DISCLOSURE

Clients may contact the CCO in order to obtain information on how Altrinsic voted such client’s proxies and/or to request a copy of these policies and procedures. If a client requests this information, the CCO will provide a written response to the client that lists, with respect to each voted proxy about which the client has inquired (a) the name of the issuer; (b) the proposal voted upon and (c) how Altrinsic voted the client’s proxy.

VI. RECORDKEEPING

The CCO will maintain files relating to Altrinsic’s proxy voting policy, procedures and voting decisions in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Altrinsic. The following records will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto;

•	A record of each vote that Altrinsic casts[1];

•	A copy of Altrinsic’s review and resolution of any proxy voting conflicts; and

•

A copy of each written client request for information on how Altrinsic voted such client’s proxies, and a copy of any written response to any client request for information on how Altrinsic voted its proxies.

Operations will retain copies of each proxy statement that Altrinsic receives, provided however, that Altrinsic may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available2 and any document that Altrinsic created that was material to making a decision how to vote proxies, or that memorializes the decision.

Effective: January 1, 2013

[1]	Altrinsic may rely on a third party to train a copy of the votes cast, provided the third party undertakes to provide a copy of the record promptly upon request.
[2]	Altrinsic may choose instead to have a third party retain a copy of proxy statements, provided that the third party undertakes to provide a copy of the proxy statements promptly upon request.

PROXY VOTING POLICY OF

LAZARD ASSET MANAGEMENT LLC

AND

LAZARD ASSET MANAGEMENT (CANADA), INC.

A. Introduction

Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

C. General Administration

1. Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2. Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the

world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3. Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy-specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Directors and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•

For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•

Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•

On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E. Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F. Conflicts of Interest

1. Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts,

and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2. Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H. Review of Policy

The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

MAI-FSTK-0214D

Mutual Funds

Nuveen Equity Funds

For investors seeking a high level of current income and total return.

Annual Report October 31, 2013

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Nuveen International Select Fund	ISACX	ICCSX	ISYCX
Nuveen Tactical Market Opportunities Fund	NTMAX	NTMCX	FGTYX

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen International Select Fund

Nuveen Tactical Market Opportunities Fund

At a shareholder meeting held on October 18, 2013, shareholders of the Nuveen International Fund approved the reorganization of their Fund into the Nuveen International Select Fund. The reorganization took effect after the close of business on October 25, 2013.

See Notes to Financial Statements, Note 1—General Information and Significant Accounting Policies, Fund Reorganization for further information.

At the beginning of the reporting period, the Nuveen International Select Fund was managed by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC (“Nuveen Asset Management”), an affiliate of Nuveen Investments, Inc.; Altrinsic Global Advisors, LLC (“Altrinsic”); Hansberger Global Investors, Inc. (“Hansberger”); and Lazard Asset Management LLC (“Lazard”). During the period, the Fund’s Board of Directors approved the removal of Hansberger as a sub-adviser to the Fund, effective as of the close of business on June 21, 2013. The assets managed by Hansberger were reallocated to Nuveen Asset Management, which remained as a sub-adviser to the Fund along with Altrinsic and Lazard. At the same time, Tracy Stouffer, CFA, and Jay Rosenberg were named as additional portfolio managers of the Fund. Tracy is a senior vice president and portfolio manager and Jay is a managing director and portfolio manager for Nuveen Asset Management, LLC. The Fund’s investment objectives, principal investment strategies and principal risks have not changed.

The Nuveen Tactical Market Opportunities Fund is managed by a team of managers from Nuveen Asset Management, LLC., an affiliate of Nuveen Investments, Inc.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Federal Reserve’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 27% over the twelve-month reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market, which was up 34% over the reporting period, according to MSCI Japan Index. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 26% for the reporting period. In emerging market countries, which

6	Nuveen Investments

are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with a 6% return during this reporting period, according to the MSCI Emerging Market Index.

Nuveen International Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) slighty underperformed the MSCI All Country World Investable Market Index (ex U.S.) and the Lipper classification average for the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment companies that provide exposure to foreign issuers. During this reporting period, three of the Fund’s sub-advisers, Altrinsic Global Advisors, Hansberger Global Investors and Lazard Asset Management, selected stocks for the Fund according to the developed markets value, developed markets growth or emerging market styles, respectively. The Fund’s fourth sub-adviser, Nuveen Asset Management, selected stocks for the Fund in the infrastructure sector and also took over managing the portion of the portfolio formerly managed by Hansberger Global Investors, selecting growth-oriented stocks primarily found in the world’s developed markets. In addition, Nuveen Asset Management maintained strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments, Inc.), which includes allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

While the Fund produced absolute returns during the reporting period, it slightly underperformed the MSCI All Country World Investable Market Index (ex U.S.) and the Lipper classification average primarily due to several unsuccessful country weights and style tilts. However, stock selection by the individual sub-advisers was largely successful during the reporting period.

In terms of regional and country allocations, the Fund’s emphasis on emerging market stocks was not helpful during the first half of the reporting period due to the generally sharp underperformance of stocks in those nations. While emerging markets stabilized in the second half of the reporting period, the Fund had shifted close to the MSCI All Country World Investable Market Index (ex U.S.) weight in terms of its developed versus emerging market exposure. As part of our emphasis on the energy sector, the Fund also had a slight overweight in Russia, a major exporter of both natural gas and oil. This position was a negative contributor as these stocks experienced volatility as energy exports had fallen in price. We continued to favor Russia as we anticipate ongoing high demand for energy as developing economies grow. In addition, a futures position in the Toronto Stock Exchange (TSX) was a relative detractor. We used this position to bring the Fund closer to benchmark weight in Canada as our sub-advisers generally did not have much exposure to individual Canadian stocks. However, the Canadian stock market did not keep pace with the strong results of the MSCI All Country World Investable Market Index (ex U.S.), rising only 7% during this reporting period. Also, we held futures contracts on the FTSE 100 Index (a basket of the 100 largest companies listed on the London Stock Exchange) due to anticipation that Great Britain would outperform broader Europe, which did not take place during the reporting period.

Offsetting some of the negative country allocations was a slight overweight to Japan. Because the Fund was underweight Japan in terms of individual stocks owned, we used futures contracts to increase exposure. The benefit of the

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

futures position was two-fold as the Nikkei Index performed well, while the yen, which the futures have little exposure, had fallen. The Fund received the benefit of the Japanese equity exposure without the negative effects of the slide in the yen’s value. The Japanese equity market rallied during the reporting period, driven by widespread optimism for new Prime Minister Shinzo Abe’s bold policies to re-invigorate Japan’s weak economy; however, these policies have dramatically reduced the value of the yen. The Fund also benefited from an underweight position in India, which was a challenging environment as heavy government interference in the economy made it difficult for businesses to be profitable and expand. Investors continued to pull out of Indian markets during this reporting period, significantly challenging the value of its rupee currency. In addition, the Fund benefited from our underweight to South Africa via a futures position to hedge out exposure to the FTSE/Johannesburg Stock Exchange (JSE) Top 40 Index. Although this index performed reasonably well in local currency terms, after factoring in the sharp drop in the value of South Africa’s rand currency, its performance was weak. The Fund also benefited from an emphasis on countries in the Northern half of the Eurozone, which have stronger economies and more ability to generate growth in earnings, while Spain and Italy continued to experience weak economies. Finally, we successfully overweighted the OMX Stockholm 30 Index, a basket of the 30 most heavily traded stocks in Sweden, through a futures position in the index.

In terms of style effects, our Fund’s under-emphasis on value stocks was a drag on performance during the reporting period. Contrary to the U.S., more value-oriented and dividend-yielding stocks outperformed growth stocks in the overseas markets. Because this Fund’s strategy allocates to multiple sub-advisers, we depend on their selection of individual stocks and don’t attempt to make significant short-term value/growth tilts within the Fund’s portfolio. However, the Fund’s growth managers ran a slightly more aggressive, momentum-oriented growth strategy, while its value-oriented managers stayed closer to a moderate “blend” style.

The effects of the Fund’s sector and industry weights produced mixed results and again are often driven by the underlying stock selections executed by the sub-advisers. The Fund had an overweight in the energy sector and a strong overweight to utilities, both of which did not benefit performance. Also, while we generally avoided specific metals and mining stocks, the Fund had a position in a Gold Miners Index ETF that slightly hindered results. We sold the Gold Miners position in early March before the price of gold fell significantly. However, we countered with a successful overweight to technology stocks and favorable underweights to both the materials and financial sectors.

Stock selection by the Fund’s sub-advisers was a positive contributor to performance. For example, the Fund benefited from a position in Arcam AB, a Swedish 3D printing and additive manufacturing company. Arcam distinguishes itself from competitors through the use of its patented Electron Beam Melting (EBM) technology, which is faster and wastes much less material than the more typical laser-based processes. Also, Baidu Inc., China’s leading online search provider, outperformed after stumbling earlier in the reporting period. Shares of Baidu advanced significantly due to the company’s strong sales and growth initiatives as it attempts to stay ahead of its competition by focusing on improving its customers’ mobile search experience. In addition, Brazilian credit card processing company Cielo S.A. performed well as it announced better-than-expected results with a recovery in margins. Cielo is benefiting from the global secular trend of plastic (credit and debit cards) taking market share away from paper (cash and check) transactions.

Fund performance also benefited from our efforts to hedge away some of the Fund’s strong overweight to the U.S. dollar. The Fund’s U.S. dollar exposure resulted from a number of individual stocks in the portfolio that are domiciled in other countries, but trade on U.S. stock exchanges and are therefore U.S. dollar-denominated securities. We hedged part of this U.S. dollar exposure beginning in March when the currency was much stronger. We accomplished this through a short position on U.S. Dollar (DXY) Index futures, which measure the value of the dollar relative to a basket of six foreign currencies including the euro, the yen, the pound sterling and several other U.S. trading partners. This hedge was successful as it reduced the Fund’s U.S. dollar exposure significantly as the dollar weakened during the reporting

8	Nuveen Investments

period. However, we still choose to maintain some of the Fund’s emphasis on the U.S. dollar versus several other currencies, most notably the Japanese yen, where the country has an explicit policy of letting the yen weaken, and a few emerging market currencies such as the Indian rupee, Russia ruble and South African rand. Additionally, Fund performance was hindered by our overweight position in the Australian dollar over the period, which we have since removed.

In addition to those mentioned previously, the Fund continued to use other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the reporting period, these derivative positions had a moderately positive impact on performance.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year and since-inception periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper classification average over the twelve-month period. Shareholders should note that the performance of the Lipper classification represents the overall average of returns for funds that invest in a wide range of asset classes, making direct comparisons less meaningful.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. The Fund may gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

During this reporting period, the Fund’s portfolio focused primarily on income and gross (long/short) equity exposure, implemented via spread trades as opposed to net market directional exposure, with significant exposure to foreign markets across asset classes. The Fund’s portfolio was positioned quite modestly from a risk standpoint in relation to the level of risk allowed by this strategy. Fund performance was generally in line with its objectives through mid-May; however, performance suffered a sharp decline through the end of June and has since remained around that level. There were a number of factors that contributed to performance and the sluggishness in the subsequent recovery.

First, we chose to maintain very modest net directional exposure to U.S. equity markets due to several factors: the mature stage of the domestic equity market cycle relative to historical averages; broad valuation measures; the lack of sales growth; modest gains in earnings that have been evident for quite some time among listed companies in aggregate; and event risks that were present around the turn of the year related to fiscal policy choices. We have remained reluctant to add directional domestic equity market exposure and view the risks as being asymmetrical to the

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

downside given a likely shift in monetary policy in the near future, sentiment and valuations. In retrospect, Fund performance would have benefited from a larger U.S. equity allocation, especially when compared to the Lipper peer group average.

Early in 2013, we anticipated that emerging market equities as a group would outperform the U.S. markets based on stronger economic growth prospects, more favorable valuations and the historical linkages between U.S. and developing market performance. We concentrated the Fund’s directional positioning in this segment of the market, which not only underperformed but produced sharply negative returns through the mid portion of the year. Lacking an identifiable catalyst to turn this segment of the market higher, we reduced the Fund’s exposure to emerging market equities at a loss. The negative contribution was partially offset by a positive contribution from a long position in Japanese equities, but our long/short equity positioning did not achieve its historic contribution to performance. In particular, a long Mexico/short: South Africa position, which we closed at a loss, was particularly detrimental. Thus, the equities portion of the Fund did not provide the contribution to return we had anticipated.

We also anticipated that Treasury yields would rise in 2013. Accordingly, we made allocations to short Treasury futures contracts and allocated to non-U.S. government securities and non-Treasury spread sectors that have historically benefited from spread tightening during periods of rising Treasury yields, which helps mitigate the effect of higher risk-free yields on total return. Specifically, we allocated to Australian 10-year Treasury futures that provided a yield about 1.5% above U.S. 10-year Treasuries in early May. We anticipated that the Australian Treasury market would experience far less upward pressure on yields given its higher starting point. We also expected the Reserve Bank of Australia would cut its benchmark policy rate twice during this period, which did indeed take place in the second half. Unfortunately, the rise in Australian yields has almost perfectly matched the magnitude of increase in U.S. Treasury yields over this period, thus our futures position provided little benefit. However, with 10-year Australian Treasuries currently yielding approximately 4.25% versus U.S. equivalents yielding 2.75%, we view this allocation as an attractive position in today’s market. Over the next twelve months, yields would need to rise to close to 5% before the position would generate a negative return, a prospect we believe is unlikely.

A similar set of dynamics occurred for other components of the portfolio, where spreads relative to Treasuries that had historically moved lower as Treasury yields rose actually increased along with Treasury yields, exacerbating the negative price action instead of providing a cushion to rising yields. These included Mexican peso-denominated bonds, dollar-denominated emerging market bonds, preferred securities, high yield municipal debt and higher yielding equity market segments such as utilities, equity and mortgage real estate investment trusts (REITS), and preferred securities. While each of these sectors contributed negatively to post-May performance, they remained components of the strategy, and in some cases larger components, as their forward looking returns are more attractive and downside risks have been moderated with the price action of the past six months.

The objectives, investment process and approach to risk management remain unchanged since the introduction of the Fund’s strategy. The strategy seeks to produce positive returns over a reasonable period of time, irrespective of market conditions through diversified long and short exposures to equities, interest rates, currencies, commodities, credit and volatility management tools. While the strategy has fallen short of that goal over the past six months, we believe it is well positioned, in the context of our risk management discipline, to meet or exceed our performance objectives.

Throughout the period, the Fund also continued to use equity, interest rate and currency futures contracts to implement various absolute return, tactical market and hedging strategies. We also utilized equity call and put options to generate return and manage the Fund. Overall, these derivative positions were a meaningful contributor to performance during the reporting period.

10	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen International Select Fund

Equity investments such as those held by the Fund, are subject to market risk, additional expenses risk, common stock risk, small- and mid-cap stock risk, and multi-manager risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The use of derivatives involves substantial financial risks and transaction costs. These risks are magnified in emerging markets.

Nuveen Tactical Market Opportunities Fund

There is no guarantee that the Fund will achieve its investment objective and the portfolio managers’ asset allocation decisions may adversely affect Fund performance. The Fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the Fund’s portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Nuveen Investments	11

Dividend Information

For each of the Funds, dividends from net investment income, if any, are normally declared and paid annually. In addition, any capital gains are normally distributed at least once each year. During the fiscal year ended October 31, 2013 for Nuveen Tactical Market Opportunities Fund, realized losses on foreign currencies significantly offset net investment income. As a result, and as outlined in the table below, a portion of the Fund’s distributions originally characterized as net investment income has now been re-characterized as a return of capital.

Nuveen Tactical Market Opportunities Fund

As of October 31, 2013	Class A Shares	Class C Shares	Class I Shares
Inception date	2/24/11	2/24/11	12/30/09
Year ended October 31, 2013:
Per share distribution:
From net investment income	$0.04	$—	$0.06
From net realized capital gains	0.03	0.03	0.03
Return of capital	0.03	—	0.04
Total per share distribution	$0.10	$0.03	$0.13
Net Asset Value (NAV)	$10.69	$10.57	$10.72
Distribution rate on NAV	0.94%	0.28%	1.21%
Average annual total returns:
1-Year on NAV	-4.44%	-5.12%	-4.18%
Since inception on NAV	2.67%	1.88%	2.94%

12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	19.91%	11.62%	2.17%
Class A Shares at maximum Offering Price	12.98%	10.30%	1.29%
MSCI All Country World Investable Market Index (ex U.S.)**	21.20%	13.68%	2.85%
Lipper International Multi-Cap Growth Funds Classification Average**	21.94%	12.43%	1.77%

Class C Shares	19.09%	10.83%	1.41%
Class I Shares	20.27%	11.91%	2.43%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	15.64%	5.40%	1.63%
Class A Shares at maximum Offering Price	8.94%	4.16%	0.75%
Class C Shares	14.66%	4.61%	0.87%
Class I Shares	15.88%	5.67%	1.88%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.57%	1.49%
Class C Shares	2.32%	2.24%
Class I Shares	1.32%	1.24%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2015, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.45%, 2.20% and 1.20% for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns are from 12/21/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013*

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	(4.44)%	2.67%
Class A Shares at maximum Offering Price	(9.94)%	1.10%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.09%	0.10%
Lipper Flexible Portfolio Funds Classification Average***	7.92%	7.48%

Class C Shares	(5.12)%	1.88%
Class I Shares	(4.18)%	2.94%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	(4.35)%	2.73%
Class A Shares at maximum Offering Price	(9.87)%	1.12%
Class C Shares	(5.11)%	1.94%
Class I Shares	(4.18)%	3.01%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.34%
Class C Shares	2.08%
Class I Shares	1.09%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time.

**	Since inception returns are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Select Fund

Fund Allocation1

Common Stocks	92.0%
Common Stock Rights[2]	0.0%
Master Limited Partnerships (MLP) & MLP Affiliates	0.2%
Short-Term Investments	8.1%
Other[3]	(0.3)%

Portfolio Composition1

Commercial Banks	10.3%
Oil, Gas & Consumable Fuels	6.7%
Pharmaceuticals	5.2%
Insurance	4.1%
Machinery	3.7%
Media	3.7%
Transportation Infrastructure	3.6%
Wireless Telecommunication Services	3.5%
Semiconductors & Equipment	3.0%
Diversified Financial Services	2.6%
Internet Software & Services	2.3%
Food Products	2.2%
Automobiles	2.1%
IT Services	2.0%
Multi-Utilities	2.0%
Metals & Mining	1.8%
Trading Companies & Distributors	1.7%
Beverages	1.6%
Internet & Catalog Retail	1.5%
Food & Staples Retailing	1.5%
Energy Equipment & Services	1.5%
Real Estate Management & Development	1.5%
Industrial Conglomerates	1.5%
Hotels, Restaurants & Leisure	1.4%
Tobacco	1.4%
Common Stock Rights[2]	0.0%
Short-Term Investments	8.1%
Other[6]	19.5%

Country Allocation1

United Kingdom	12.5%
Japan	12.0%
Germany	7.7%
Switzerland	5.1%
United States	4.8%
France	4.4%
Canada	4.4%
Brazil	3.5%
South Korea	3.4%
South Africa	2.8%
Hong Kong	2.4%
Russia	2.4%
Netherlands	2.3%
Cayman Islands	2.2%
Sweden	2.2%
Short-Term Investments[4]	8.1%
Other[5]	19.8%

Top Five Common Stock Holdings1

Roche Holding	1.4%
Deutsche Boerse	0.9%
Banco do Brasil	0.9%
Daimler	0.9%
Novartis	0.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to less than 0.1%.

3	Other assets less liabilities.

4	Denominated in U.S. Dollars.

5	Includes other assets less liabilities and all countries less than 2.2% of net assets.

6	Includes other assets less liabilities and all industries less than 1.4% of net assets.

18	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Fund Allocation1

Exchange-Traded Funds	43.1%
Sovereign Debt	5.4%
Short-Term Investments	51.3%
Other[2]	0.2%

Portfolio Allocation3,4

Long-Fixed Income	47.0%
Short-Fixed Income	(44.5)%
Net Fixed Income	2.5%
Long Equity	22.4%
Short Equity	(14.6)%
Net Equity	7.8%
Short Currency	(2.4)%

Total Exposure5

Total Net Exposure	7.9%
Total Gross Exposure	130.9%

Top 5 Long Positions6

Australian 10-Year Bond Future	13.2%
Market Vectors High-Yield Municipal Index ETF	7.1%
PowerShares Financial Preferred Portfolio	5.7%
iShares iBoxx $ Investment Grade Corporate Bond	4.4%
Financial Select Sector SPDR Fund	3.3%

Top 5 Short Positions6

U.S. 2-Year Treasury Note Future	(21.4)%
U.S. 5-Year Treasury Note Future	(13.6)%
S&P 500 E-Mini Future	(10.9)%
Euro-Bund Future	(6.8)%
Russell 2000 Mini Index Future	(3.7)%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investments as shown in the Fund’s portfolio of investments. Each category is computed as a percentage of the Fund’s net assets.

2	Other assets less liabilities.

3	Portfolio Allocation reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures (derivative) positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.

4	Percentages are calculated based upon the market value of total investments as presented in the Fund’s portfolio of investments.

5	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.

6	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments.

Nuveen Investments	19

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,058.80	$1,055.40	$1,060.80	$1,018.05	$1,014.17	$1,018.95
Expenses Incurred During Period	$7.37	$11.35	$6.44	$7.22	$11.12	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.19% and 1.24% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Tactical Market Opportunities Fund1

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$941.80	$938.70	$942.80	$1,019.31	$1,015.53	$1,020.57
Expenses Incurred During Period	$5.73	$9.38	$4.51	$5.96	$9.75	$4.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. These underlying fees and expenses are not reflected in the expense ratios. Because these other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Nuveen Investments	21

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on October 18, 2013 for the Nuveen International Fund; at this meeting the shareholders were asked to approve a Plan of Reorganization.

International Fund
To approve an Agreement and Plan of Reorganization
For	5,855,597
Against	16,563
Abstain	31,576
Total	5,903,736

22	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen International Select Fund and Nuveen Tactical Market Opportunities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 27, 2013

Nuveen Investments	23

Portfolio of Investments October 31, 2013

Nuveen International Select Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 92.2%

	COMMON STOCKS – 92.0%

	Argentina – 0.2%

43,554	YPF Sociedad Anonima	$908,101

	Australia – 1.8%

22,039	Asciano Group	121,232

90,434	Aurizon Holdings	409,420

111,336	DUET Group	226,243

636,725	Incitec Pivot	1,600,795

10,320	Macquarie Atlas Roads Group	25,848

45,456	Rea Group Limited	1,782,959

105,581	Seek Limited	1,296,274

281,805	Spark Infrastructure Group	451,461

218,275	Sydney Airport	864,411

198,176	Transurban Group	1,329,877
	Total Australia	8,108,520

	Austria – 0.0%

4,026	Oesterreichische Post	189,217

	Belgium – 0.3%

1,409	Elia System Operator	64,471

21,177	Ucb	1,392,228
	Total Belgium	1,456,699

	Bermuda – 0.2%

1,424,415	Biosensors International Group	1,077,886

	Brazil – 3.5%

23,713	Alupar Investimento	178,890

314,843	Banco do Brasil	4,181,136

171,900	BB Seguridade Participacoes	1,877,686

120,403	Cielo S.A.	3,654,765

30,800	Companhia de Bebidas das Americas, ADR	1,145,760

173,242	Companhia de Concessoes Rodoviarias	1,440,719

4,966	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	52,689

3,342	Companhia de Saneamento de Minas Gerais	53,974

8,522	CPFL Energias Renovaveis, (2)	50,405

52,500	Natura Cosmeticos	1,049,906

75,795	Souza Cruz	819,799

76,900	Vale, ADR	1,231,169

26,319	Wilson Sons	328,958
	Total Brazil	16,065,856

	Canada – 4.4%

13,104	Agrium	1,118,033

24	Nuveen Investments

Shares	Description (1)	Value

	Canada (continued)

4,003	AltaGas	$148,195

26,100	Canadian Energy Services & Technology	469,858

10,900	Canadian Energy Services & Technology	196,418

56,250	Canadian Natural Resources	1,785,175

4,684	Canadian Utilities, Class A	172,104

17,248	Cenovus Energy	512,486

14,600	Dollarama, Inc.	1,254,929

53,823	Element Financial	687,080

43,803	Enbridge	1,900,612

55,717	EnCana	998,220

6,086	Fortis	189,296

23,269	Gibson Energy	571,543

3,487	Keyera	206,347

190,680	Kinross Gold	969,265

104,200	Pacific Rubiales Energy	2,155,655

202,570	Talisman Energy	2,525,688

22,288	TransCanada	1,005,412

109,700	Trinidad Drilling	1,062,648

14,131	Valeant Pharmaceuticals International, (2)	1,493,929

75,476	Yamana Gold	749,477
	Total Canada	20,172,370

	Cayman Islands – 2.2%

14,192	58 Com, Inc., (2)	342,311

14,832	Baidu Inc., ADR, (2)	2,386,470

149,000	China Mengniu Dair	655,346

15,484	Ctrip.com International, ADR, (2)	840,007

72,953	Melco Crown Entmt Ltd, (2)	2,419,121

164,800	Sands China Ltd	1,171,221

55,071	Trina Solar Limited, ADR, (2)	807,892

415,600	Wynn Macau	1,594,750
	Total Cayman Islands	10,217,118

	Chile – 0.1%

209,747	Aguas Andinas, Class A	141,506

5,048	Empresa Nacional de Electrcidad, ADR	227,665

12,672	Enersis, ADR	209,088
	Total Chile	578,259

	China – 1.4%

4,380,350	China Construction Bank, Class H	3,401,226

33,549	ENN Energy Holdings	198,836

18,700	NetEase.com, ADR	1,262,437

18,900	Tencent Holdings	1,031,663

172,600	Weichai Power, Class H	691,246
	Total China	6,585,408

	Denmark – 0.7%

10,048	Novo Nordisk, Class B	1,671,847

Nuveen Investments	25

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Denmark (continued)

50,931	Vestas Wind Systems A/S	$1,367,555
	Total Denmark	3,039,402

	Egypt – 0.2%

138,588	Commercial International Bank, Reg S	801,039

	Finland – 0.5%

293,424	Nokia, ADR, (2)	2,238,825

	France – 4.4%

4,180	Aeroports de Paris	446,655

437,440	Alcatel-lucent	1,673,118

30,380	BNP Paribas	2,249,698

65,854	Carrefour	2,412,379

17,800	Criteo SA, (2)	628,518

38,420	DANONE	2,849,250

5,526	Eurofins Scientific	1,515,221

4,769	GDF Suez	118,754

194,909	Groupe Eurotunnel	1,890,049

37,283	Jc Decaux Sa	1,497,881

6,346	L’oreal	1,086,948

3,983	Rubis	248,927

10,110	Sanofi-Aventis	1,078,111

16,474	Suez Environnement	287,536

23,340	Total SA	1,434,448

12,930	Vinci	829,422
	Total France	20,246,915

	Germany – 7.7%

27,284	Adidas	3,114,742

13,360	Allianz	2,247,497

29,898	CANCOM SE	1,148,003

127,277	Commerzbank Ag	1,636,347

48,113	Daimler	3,948,283

57,182	Deutsche Boerse	4,305,089

18,897	Duerr	1,657,474

79,461	E.ON	1,451,641

7,387	Fraport Frankfurt Airport	572,397

8,078	Fresenius SE & Co KGaA	1,049,961

19,036	Henkel KGAA	2,059,944

10,042	Osram Licht, (2)	520,364

25,597	Siemens	3,273,174

128,078	Sky Deutschland Ag	1,264,242

38,771	Symrise	1,643,468

45,318	United Internet	1,790,544

57,753	Voxeljet Ag, (2)	1,968,222

42,254	Wirecard	1,540,687
	Total Germany	35,192,079

26	Nuveen Investments

Shares	Description (1)	Value

	Hong Kong – 2.4%

16,984	Beijing Enterprises Holdings	$139,434

113,363	Cheung Kong Holdings	1,772,165

19,703	Cheung Kong Infrastructure Holdings	137,105

431,009	China Everbright International	429,730

140,113	China Merchants Holdings International	496,983

43,511	China Mobile Limited	2,263,442

6,269	China Resources Gas Group	16,212

697,000	CNOOC	1,431,219

7,518	CNOOC, ADR	1,520,967

380,518	COSCO Pacific	554,605

99,618	Guangdong Investment	85,703

155,493	Hong Kong & China Gas	363,412

1,270,000	Huabao International Holdings	556,946

1,478,000	Labixiaoxin Snacks	768,263

79,146	MTR	306,763

8,644	Power Assets Holdings	72,024

48,732	Sinopec Kantons Holdings	44,439

203,570	Towngas China	200,603
	Total Hong Kong	11,160,015

	Hungary – 0.3%

70,430	Otp Bank Plc	1,462,166

	India – 1.1%

46,777	Axis Bank	930,669

99,950	Bank of India	341,380

201,640	Bharat Heavy Electricals	462,963

3,506	GAIL India, GDR	121,939

116,297	Jindal Steel & Power	453,890

95,573	Punjab National Bank	846,635

55,011	Tata Consultancy Services	1,890,586
	Total India	5,048,062

	Indonesia – 1.3%

1,263,500	Astra International	745,378

2,304,065	Bank of Mandiri	1,757,814

170,931	Jasa Marga	79,609

4,700	Sarana Menara Nusa, (2)	1,115

489,300	Semen Gresik Persero	622,884

57,700	Tambang Batubara Bukit Asam	62,192

48,200	Telekomunikasi Indonesia, ADR	1,964,632

539,019	United Tractors	836,800
	Total Indonesia	6,070,424

	Ireland – 0.9%

42,392	Covidien	2,717,751

142,474	Grafton Group PLC	1,359,245
	Total Ireland	4,076,996

Nuveen Investments	27

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Israel – 0.3%

32,947	CaesarStone Sdot Yam, (2)	$1,389,375

	Italy – 1.8%

19,474	Atlantia	427,021

900,009	Banca Intesa	2,237,468

17,618	Cosmo Pharmaceutic	1,229,095

54,208	Gemina, (2)	131,746

61,903	Hera	124,981

271,015	Mediaset	1,358,552

80,195	Snam Rete Gas	413,328

8,084	Societa Iniziative Autostradali e Servizi	84,735

44,105	Terna-Rete Elettrica Nationale	218,576

16,566	World Duty Free, (2)	183,539

51,641	Yoox Spa	1,858,069
	Total Italy	8,267,110

	Japan – 12.0%

159,256	AMADA	1,363,709

29,934	Digital Garage	786,631

128,400	INPEX	1,480,785

52,761	Japan Airport Terminal	1,273,282

79,600	Japan Exchange Group	1,835,180

26,700	Japan Tobacco	963,948

23,861	Kamigumi	206,991

47,000	Kanamoto Co Ltd	1,265,219

54,100	KOMATSU	1,177,403

158,987	Kyowa Hakko Kirin	1,751,072

334,000	Mazda Motor Corp.	1,494,559

153,615	Mitsubishi	3,096,358

9,202	Mitsubishi Logistics	127,179

91,780	Mitsui Sumitomo Insurance Group	2,356,804

35,600	Monotaro Co. ltd	833,068

30,800	Next Co. Ltd	931,862

16,200	Nidec	1,570,080

12,514	Nintendo	1,402,464

88,630	NKSJ Holdings	2,278,619

26,500	Oisix, Inc.	1,042,968

108,400	ORIX	1,858,664

19,077	Osaka Gas	80,126

22,000	Sanrio Co Ltd	1,203,702

16,162	SMC	3,744,233

23,500	Softbank	1,744,635

29,008	Sugi Holdings	1,211,002

225,017	Sumitomo Mitsui Financial Group	2,182,665

650,026	Sumitomo Mitsui Trust	3,186,337

31,000	Sumitomo Realty & Development	1,458,100

131,370	Suzuki Motor	3,287,924

28	Nuveen Investments

Shares	Description (1)	Value

	Japan (continued)

618,841	The Bank of Yokohama	$3,398,497

85,950	THK	1,865,324

106,322	Tokyo Gas	575,240

30,500	Unicharm	1,951,032
	Total Japan	54,985,662

	Jersey – 0.6%

247,344	Glencore Xstrata	1,348,423

449,447	Regus	1,478,051
	Total Jersey	2,826,474

	Luxembourg – 0.4%

15,868	Oriflame Cosmetics, SDR	501,993

11,967	SES	348,363

48,060	Subsea 7 S.A.	1,016,412
	Total Luxembourg	1,866,768

	Malaysia – 0.3%

38,500	British American Tobacco	774,746

34,616	Petronas Gas	268,981

98,690	Westports Holdings, (2)	80,377
	Total Malaysia	1,124,104

	Mexico – 1.4%

4,492	Grupo Aeroportuario del Centro Norte, ADR	122,137

4,745	Grupo Aeroportuario del Sureste, ADR	564,702

231,416	Grupo Mexico, Series B	733,415

102,695	Grupo Televisa, ADR	3,126,037

65,312	Infraestructura En	258,550

318,800	Kimberly-Clark de Mexico, Series A	969,307

82,701	OHL Mexico	212,216

17,490	Promotora Y Operad	177,604
	Total Mexico	6,163,968

	Netherlands – 2.3%

13,914	Asml Holding NV	1,320,915

32,989	European Aeronautic Defence and Space	2,266,871

44,011	Heineken	3,041,588

14,095	Koninklijke Vopak	867,792

45,109	Nxp Semiconductors NV, (2)	1,899,991

26,573	Oci N.v.	1,021,775
	Total Netherlands	10,418,932

	New Zealand – 0.3%

238,903	Auckland International Airport	676,857

92,693	Infratil	191,412

33,868	Port of Tauranga	386,056

18,620	Vector	40,142
	Total New Zealand	1,294,467

	Norway – 0.9%

7,507	Hafslund, Class B	57,125

Nuveen Investments	29

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Norway (continued)

106,674	Norsk Hydro	$476,651

121,226	Opera Software	1,466,185

33,705	Schibsted Asa	2,060,896
	Total Norway	4,060,857

	Philippines – 0.9%

1,492,000	Ayala Land, Inc.	1,016,880

599,105	International Container Terminal Services	1,441,956

143,019	Manila Water	82,746

26,100	Philippine Long Distance Telephone, ADR	1,726,516
	Total Philippines	4,268,098

	Portugal – 0.0%

21,337	Redes Energeticas Nacionais	64,169

	Russia – 2.4%

732,700	Alrosa Zao	849,910

216,463	Gazprom OAO, ADR	2,026,094

12,036	LUKOIL, ADR	789,562

12,471	Magnit, GDR, 144A, (3)	672,384

113,150	Mobile TeleSystems, ADR	2,579,820

1,195,596	Sberbank	3,830,141
	Total Russia	10,747,911

	Singapore – 0.7%

427,990	CitySpring Infrastructure Trust	165,380

294,183	ComfortDelGro	455,887

2,665,019	Golden Agri-Resources	1,287,241

372,402	Hutchison Port Holdings Trust	271,853

105,410	Hyflux	98,435

103,364	K-Green Trust	85,291

132,606	Parkway Life, REIT	259,405

45,788	SembCorp Industries	196,097

77,724	Singapore Airport Terminal Services	212,737

331,808	Singapore Post	349,918
	Total Singapore	3,382,244

	South Africa – 2.8%

59,371	Bidvest Group	1,583,286

45,655	Imperial Holdings	970,062

64,928	MTN Group	1,290,572

51,319	Nedbank Group	1,114,428

190,734	PPC	603,242

186,377	Sanlam	1,000,323

102,643	Shoprite Holdings	1,879,296

58,967	Standard Bank Group	749,045

27,842	Tiger Brands	815,894

89,321	Truworths International	854,172

85,763	Vodacom Group	982,467

109,657	Woolworths Holdings	824,715
	Total South Africa	12,667,502

30	Nuveen Investments

Shares	Description (1)	Value

	South Korea – 3.4%

7,412	Hyundai Mobis	$2,092,759

48,430	KB Financial Group	1,917,568

188,192	Korea Life Insurance	1,259,640

22,117	KT&G	1,615,901

2,727	Samsung Electronics, GDR	3,766,255

66,896	Shinhan Financial Group, ADR	2,923,054

26,520	Sk Hynix, Inc.	798,788

21,601	Woongjin Coway	1,234,052
	Total South Korea	15,608,017

	Spain – 0.6%

18,689	Abertis Infraestructuras	400,922

37,606	Ferrovial	717,134

50,534	Grifols SA	1,524,105
	Total Spain	2,642,161

	Sweden – 2.2%

17,984	Arcam AB	2,422,826

175,260	Ericsson	2,092,015

82,860	Investment Kinnevik, Class B	3,053,521

186,167	Seamless Distributors	1,292,816

130,950	Vostok Nafta Investment, SDR	1,065,981
	Total Sweden	9,927,159

	Switzerland – 5.1%

1,356	Flughafen Zuerich	751,714

58,482	Foster Wheeler, (2)	1,578,429

121,606	Meyer Burger Techn	1,427,348

50,868	Nestle	3,672,071

69,515	Noble	2,620,716

49,799	Novartis	3,866,578

23,973	Roche Holding	6,636,929

4,332	Siegfried Hldg Ag	714,242

110,745	UBS	2,143,255
	Total Switzerland	23,411,282

	Taiwan – 0.9%

435,078	Hon Hai Precision Industry	1,103,262

854,959	Taiwan Semiconductor Manufacturing	3,186,508
	Total Taiwan	4,289,770

	Thailand – 0.8%

166,100	Airports of Thailand NVDR	1,131,347

535,100	CP ALL	674,785

168,877	PTT Exploration and Production Public Company	914,242

69,600	Siam Cement	983,904
	Total Thailand	3,704,278

	Turkey – 1.2%

249,579	Akbank T.A.S.	980,188

302,456	Koc Holding	1,484,818

Nuveen Investments	31

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Turkey (continued)

77,600	Turkcell Iletisim Hizmetleri, ADR, (2)	$1,213,664

155,030	Turkiye Garanti Bankasi	624,391

504,895	Turkiye Is Bankasi, Class C	1,386,011
	Total Turkey	5,689,072

	United Kingdom – 12.5%

55,247	Anglo American	1,315,468

19,869	Aon	1,571,439

126,399	ARM Holdings	1,997,310

120,272	Ashtead Group	1,263,139

20,789	ASOS	1,890,000

33,254	Aveva Group	1,378,852

573,967	Blinkx	1,509,301

39,210	BP, ADR	1,823,265

150,424	Btg	1,012,040

36,545	Centrica	207,081

259,494	Crest Nicholson Holdings	1,610,213

99,699	Diageo	3,176,390

488,215	Foxtons Group Plc	2,495,206

145,534	GlaxoSmithKline	3,835,121

127,268	Great Portland Estates, REIT	1,169,281

61,206	Hargreaves Lansdown	1,167,847

575,681	Hays	1,149,202

306,449	Howden Joinery Group	1,585,632

2,045,665	Lloyds Banking Group	2,543,018

35,303	MegaFon OAO, GDR	1,272,838

1,678,779	Monitise Plc	1,493,935

27,097	National Grid, ADR	1,705,214

193,058	Ocado Group	1,343,454

27,314	Pennon Group	298,248

169,825	Perform Group	1,524,877

111,328	Prudential	2,283,075

35,039	Rightmove	1,489,945

245,293	Rps Group	1,140,587

64,073	Shanks Group	108,386

1,022	SSE	23,204

19,830	Stagecoach Group	111,921

113,948	Standard Chartered	2,739,670

22,295	United Utilities Group	251,845

64,441	Vodafone Group, ADR	2,372,718

25,856	Whitbread	1,423,247

82,914	Willis Group Holdings	3,736,934

69,706	WPP	1,480,919
	Total United Kingdom	57,500,822

	United States – 4.6%

11,616	American Tower, Class A	921,730

14,105	American Water Works	604,681

32	Nuveen Investments

Shares	Description (1)	Value

	United States (continued)

2,148	Aqua America	$54,080

10,230	Brookfield Infrastructure Partners	402,755

38,027	CenterPoint Energy	935,464

27,117	CMS Energy	744,633

7,407	Connecticut Water Service	237,394

5,106	Corrections Corporation of America, REIT	188,922

33,677	Covanta Holding	578,234

5,392	Crown Castle International	409,900

2,199	CyrusOne, REIT	42,859

17,809	Dominion Resources	1,135,324

1,507	DTE Energy	104,194

2,075	Edison International	101,737

7,147	Enbridge Energy Management, (2)	203,832

2,439	ITC Holdings	245,339

27,669	Kinder Morgan	976,992

4,893	Laclede Group	230,314

1,739	Magellan Midstream Partners	104,410

543	Middlesex Water Company	11,256

3,552	NextEra Energy	301,032

15,285	NiSource	481,783

14,946	Northeast Utilities	641,034

5,191	OGE Energy	191,548

1,384	Oiltanking Partners	79,718

7,108	ONEOK	401,602

4,599	Pattern Energy Group, Inc.	104,305

9,079	PG&E	379,956

24,901	Philip Morris International	2,219,177

10,129	Piedmont Natural Gas	345,804

1,814	Pinnacle West Capital	101,638

1,756	Portland General Electric	50,397

3,482	Qts Rlty Tr., Inc., (2)	74,793

3,218	Questar	76,138

7,040	Rose Rock Midstream	245,978

14,866	Schlumberger	1,393,243

6,477	Sempra Energy	590,314

373	SJW	10,530

3,592	Southern	146,949

36,769	Spectra Energy	1,307,873

459	Tesoro Logistics	24,648

1,589	UIL Holdings	61,208

2,222	Union Pacific	336,411

2,406	Unitil	72,709

14,685	Waste Connections	627,637

8,780	Westar Energy	277,536

6,695	Western Gas Partners	402,436

Nuveen Investments	33

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)					Value

	United States (continued)

44,402	Williams					$1,585,596

4,222	Wisconsin Energy					177,831
	Total United States					20,943,874
	Total Common Stocks (cost $352,298,776)					421,939,433

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

	Italy – 0.0%

61,903	Hera Rights					$1,118
	Total Common Stock Rights (cost $1,246)					1,118

	MASTER LIMITED PARTNERSHIPS (MLP) & MLP AFFILIATES – 0.2%

	United States – 0.2%

3,516	Dcp Midstream Partners LP					170,807

1,611	Enterprise Products Partners LP					101,944

3,352	Plains All American Pipeline LP					171,689

19,404	Plains GP Holdings LP, (2)					432,515

1,362	Qep Midstream Partners LP, (2)					31,217
	Total United States					908,172
	Total Master Limited Partnerships (MLP) & MLP Affiliates (cost $893,855)					908,172
	Total Long-Term Investments (cost $353,193,877)					422,848,723

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 8.1%

	Money Market Funds – 5.4%

24,826,723	State Street Institutional Liquid Reserves Fund	0.070	%(5)	N/A	N/A	$24,826,723

	U.S. Government and Agency Obligations – 2.7%

$2,500	U.S. Treasury Bills, (6)	0.000%		1/23/14	Aaa	2,499,785

10,000	U.S. Treasury Bills, (6)	0.000%		2/13/14	Aaa	9,998,560

$12,500	Total U.S. Government and Agency Obligations					12,498,345

	Total Short-Term Investments (cost $37,324,782)					37,325,068
	Total Investments (cost $390,518,659) – 100.3%					460,173,791
	Other Assets Less Liabilities – (0.3)%					(1,437,816)
	Net Assets – 100%					$458,735,975

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	35	11/13	$3,715,700	$90,678
BIST 30 Index	Short	(1,499)	12/13	(7,148,644)	259,716
DAX Index	Short	(12)	12/13	(3,679,176)	(85,052)
E-Mini MSCI Emerging Markets Index	Long	60	12/13	3,071,700	11,875
Euro STOXX 50	Long	418	12/13	17,361,095	1,048,692
FTSE 100 Index	Long	187	12/13	20,114,636	551,900
FTSE Bursa Malaysia KLCI Index	Short	(81)	11/13	(2,320,483)	19,471
FTSE JSE Top 40	Short	(182)	12/13	(7,409,628)	(438,176)
FTSE MIB Index	Short	(33)	12/13	(4,333,852)	(45,280)
Hang Seng China Enterprises Index	Long	233	11/13	15,983,626	607,368

34	Nuveen Investments

Investments in Derivatives as of October 31, 2013 (continued)

Futures Contracts outstanding (continued):

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
IBEX 35 Index	Short	(33)	11/13	$(4,417,280)	$(67,696)
MSCI Taiwan Index	Long	78	11/13	2,323,620	26,869
NASDAQ 100 E-Mini	Short	(129)	12/13	(8,692,020)	(540,129)
Nikkei 225 Index	Long	262	12/13	18,949,150	137,216
OMX Stockholm 30 Index	Long	233	11/13	4,612,322	64,446
Russell 2000 Mini Index	Short	(59)	12/13	(6,477,020)	(304,648)
S&P 500 Index	Short	(17)	12/13	(7,441,750)	(334,968)
S&P Midcap 400 E-Mini	Short	(70)	12/13	(9,004,800)	(422,602)
S&P TSX 60 Index	Long	79	12/13	11,609,246	495,244
SET50 Index	Short	(76)	12/13	(2,409,292)	(34,440)
SGX S&P CNX Nifty	Short	(642)	11/13	(8,118,732)	(42,372)
SPI 200	Long	140	12/13	17,916,316	68,855
STOXX 600 Utilities	Short	(450)	12/13	(5,899,105)	(48,347)
U.S. Dollar Index	Short	(492)	12/13	(39,489,396)	526,842
				$(1,183,767)	$1,545,462

*	The aggregate Notional Amount at Value of long and short positions is $115,657,411 and $(116,841,178), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BIST	Borsa Istanbul

CNX	Credit Rating Information Services of India Limited

DAX	Deutscher Aktien Index

FTSE	Financial Times Stock Exchange

GDR	Global Depositary Receipt

IBEX	International Business Exchange

JSE	Johannesburg Stock Exchange

KLCI	Kuala Lumpur Composite Index

MIB	Milano Italia Borsa

MSCI	Morgan Stanley Capital International Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations

NVDR	Non-Voting Depository Receipt

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SDR	Swedish Depositary Receipt

SET	Stock Exchange of Thailand

SGX	Singapore Exchange Limited

SPI	Swiss Performance Index

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments October 31, 2013

Nuveen Tactical Market Opportunities Fund

Shares		Description (1), (2)					Value

		LONG-TERM INVESTMENTS – 48.5%
		EXCHANGE-TRADED FUNDS – 43.1%
		Equity Funds – 17.8%

22,100		Consumer Staples Select Sector SPDR Fund					$935,935

33,800		Energy Select Sector SPDR Fund					2,919,982

226,000		Financial Select Sector SPDR Fund					4,646,560

31,500		Health Care Select Sector SPDR Fund					1,661,310

40,000		Industrial Select Sector SPDR Fund					1,944,800

100,000		iShares MSCI ACWI es U.S. Index Fund					4,639,000

15,000		Materials Select Sector SPDR Fund					656,550

22,000		SPDR Dow Jones REIT ETF					1,669,360

115,000		Technology Select Sector SPDR Fund					3,869,750

59,950		Utilities Select Sector SPDR Fund					2,325,460
		Total Equity Funds (cost $24,300,722)					25,268,707
		Fixed Income Funds – 25.3%

349,000		iShares Mortgage Real Estate Capped ETF					4,201,960

54,000		iShares iBoxx $ Investment Grade Corporate Bond ETF					6,220,800

16,000		iShares JPMorgan USD Emerging Markets Bond ETF					1,781,600

17,000		iShares National AMT-Free Muni Bond ETF					1,793,330

348,000		Market Vectors High-Yield Municipal Index ETF					10,116,360

137,000		PowerShares Emerging Markets Sovereign Debt Portfolio					3,823,670

465,000		PowerShares Financial Preferred Portfolio Fund					8,025,900
		Total Fixed Income Funds (cost $37,807,909)					35,963,620
		Total Exchange-Traded Funds (cost $62,108,631)					61,232,327

Principal Amount (000) (3)		Description (1)	Coupon		Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 5.4%

		Mexico – 5.4%

30,000	MXN	Mexico Bonos	8.000%		6/11/20	A–	$2,621,578

54,000	MXN	Mexico Bonos	6.500%		6/09/22	A–	4,295,478

750		United Mexican States	5.875%		1/15/14	Baa1	757,500
		Total Sovereign Debt (cost $8,268,317)					7,674,556
		Total Long-Term Investments (70,376,948)					68,906,883

Shares/ Principal Amount (000)		Description (1)	Coupon		Maturity	Ratings (4)	Value

		SHORT-TERM INVESTMENTS – 51.3%

		Money Market Funds – 46.0%

65,366,522		First American Treasury Obligations Fund, Class Z	0.000	%(5)	N/A	N/A	$65,366,522

		U.S. Government and Agency Obligations – 5.3%

$1,000		U.S. Treasury Bills, (6)	0.000%		1/23/14	Aaa	999,914

6,600		U.S. Treasury Bills, (6)	0.000%		2/13/14	Aaa	6,599,050
$7,600		Total U.S. Government and Agency Obligations					7,598,964
		Total Short-Term Investments (cost $72,965,333)					72,965,486
		Total Investments (cost $143,342,281) – 99.8%					141,872,369
		Other Assets Less Liabilities – 0.2%					248,989
		Net Assets – 100%					$142,121,358

36	Nuveen Investments

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	Long	207	12/13	$18,785,989	$200,181
Euro-Bund	Short	(50)	12/13	(9,640,059)	(226,468)
H-Shares Index	Long	23	11/13	1,577,783	59,955
Kospi2 Index	Long	16	12/13	2,027,622	44,037
Long Gilt	Short	(21)	12/13	(3,746,308)	(92,643)
Mexican Peso	Short	(90)	12/13	(3,447,000)	(34,125)
Russell 2000 Mini Index	Short	(48)	12/13	(5,269,440)	(133,160)
S&P 500 E-Mini	Short	(176)	12/13	(15,408,800)	(580,992)
U.S. 2-Year Treasury Note	Short	(138)	12/13	(30,418,219)	(45,180)
U.S. 5-Year Treasury Note	Short	(159)	12/13	(19,348,313)	(164,781)
U.S. 10-Year Treasury Note	Long	33	12/13	4,202,859	106,103
U.S. Dollar Index	Long	36	12/13	2,889,468	14,201
				$(57,794,418)	$(852,872)
*	The aggregate Notional Amount at Value of long and short positions is $29,483,721 and $(87,278,139), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

ACWI	All Country World Index

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International Inc.

MXN	Mexican Peso

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipts

USD	United States Dollar

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Assets and Liabilities October 31, 2013

	International Select	Tactical Market Opportunities
Assets
Long-term investments, at value (cost $353,193,877 and $70,376,948, respectively)	$422,848,723	$68,906,883
Short-term investments, at value (cost $37,324,782 and $72,965,333, respectively)	37,325,068	72,965,486
Cash	6,584	—
Cash denominated in foreign currencies, at value (cost approximates value)	57,239	—
Receivable for:
Deposits with brokers for open futures contracts	1,375,000	320,000
Dividends	582,642	—
Due from broker	145,361	9,254
Interest	1,224	181,579
Investments sold	19,737,466	—
Reclaims	460,670	—
Shares sold	43,870	153,418
Variation margin on futures contracts	703,329	211,228
Other assets	15,669	3,976
Total assets	483,302,845	142,751,824
Liabilities
Payable for:
Due to broker	453,101	—
Investments purchased	22,428,696	—
Shares redeemed	—	282,499
Variation margin on futures contracts	972,636	139,130
Accrued expenses:
Directors fees	17,623	2,758
Management fees	273,191	89,299
12b-1 distribution and service fees	7,674	14,571
Other	413,949	102,209
Total liabilities	24,566,870	630,466
Net assets	$458,735,975	$142,121,358
Class A Shares
Net assets	$24,267,907	$24,710,382
Shares outstanding	2,284,217	2,311,408
Net asset value per share	$10.62	$10.69
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$11.27	$11.34
Class C Shares
Net assets	$3,033,757	$10,130,708
Shares outstanding	289,581	958,685
Net asset value and offering price per share	$10.48	$10.57
Class I Shares
Net assets	$431,434,311	$107,280,268
Shares outstanding	40,520,956	10,004,942
Net asset value and offering price per share	$10.65	$10.72
Net assets consist of:
Capital paid-in	$377,336,226	$149,599,525
Undistributed (Over-distribution of) net investment income	4,429,810	(3,473)
Accumulated net realized gain (loss)	5,627,471	(5,172,475)
Net unrealized appreciation (depreciation)	71,342,468	(2,302,219)
Net assets	$458,735,975	$142,121,358
Authorized shares – per class	2 Billion	2 Billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Operations Year Ended October 31, 2013

	International Select	Tactical Market Opportunities
Dividend and interest income (net of foreign tax withheld of $961,029 and $7,164, respectively)	$9,430,964	$3,313,503
Expenses
Management fees	4,446,812	1,744,100
12b-1 service fees – Class A	10,240	117,477
12b-1 distribution and service fees – Class C	7,776	139,746
Shareholder servicing agent fees and expenses	65,681	171,839
Custodian fees and expenses	539,112	54,540
Directors fees and expenses	10,874	5,794
Professional fees	121,606	32,690
Shareholder reporting expenses	7,672	121,610
Federal and state registration fees	49,066	54,942
Reorganization expenses	130,000	—
Other expenses	7,237	2,565
Total expenses before fee waiver/expense reimbursement	5,396,076	2,445,303
Fee waiver/expense reimbursement	(92,933)	(87,355)
Net expenses	5,303,143	2,357,948
Net investment income (loss)	4,127,821	955,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	27,281,106	(3,600,646)
Futures contracts	15,284,959	(1,903,274)
Options purchased	—	(231,600)
Options written	—	(71,872)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,214,848	(3,692,925)
Futures contracts	(83,129)	(1,601,833)
Net realized and unrealized gain (loss)	72,697,784	(11,102,150)
Net increase (decrease) in net assets from operations	$76,825,605	$(10,146,595)

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Changes in Net Assets

	International Select		Tactical Market Opportunities
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$4,127,821	$5,823,962	$955,555	$561,603
Net realized gain (loss) from:
Investments and foreign currency	27,281,106	(22,623,577)	(3,600,646)	1,911,060
Futures contracts	15,284,959	(8,168,446)	(1,903,274)	(557,828)
Options purchased	—	—	(231,600)	—
Options written	—	—	(71,872)	60
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,214,848	36,768,484	(3,692,925)	1,372,961
Futures contracts	(83,129)	3,095,727	(1,601,833)	984,869
Net increase (decrease) in net assets from operations	76,825,605	14,896,150	(10,146,595)	4,272,725
Distributions to Shareholders
From net investment income:
Class A	(46,712)	(50,326)	(275,374)	(47,114)
Class C	(3,027)	(2,770)	—	—
Class I	(5,933,545)	(7,900,958)	(1,210,420)	(353,238)
From accumulated net realized gains:
Class A	—	(47,541)	(154,299)	(209,804)
Class C	—	(7,969)	(42,778)	(23,497)
Class I	—	(6,195,076)	(512,252)	(815,282)
From return of capital:
Class A	—	—	(122,590)	—
Class C	—	—	—	—
Class I	—	—	(538,850)	—
Decrease in net assets from distributions to shareholders	(5,983,284)	(14,204,640)	(2,856,563)	(1,448,935)
Fund Share Transactions
Fund reorganization(1)	93,347,898	—	—	—
Proceeds from sale of shares	37,702,579	75,494,059	74,222,385	254,776,661
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,792,578	4,681,594	2,771,372	1,316,662
	132,843,055	80,175,653	76,993,757	256,093,323
Cost of shares redeemed	(178,277,719)	(231,253,534)	(192,374,424)	(41,304,739)
Net increase (decrease) in net assets from Fund share transactions	(45,434,664)	(151,077,881)	(115,380,667)	214,788,584
Net increase (decrease) in net assets	25,407,657	(150,386,371)	(128,383,825)	217,612,374
Net assets at the beginning of period	433,328,318	583,714,689	270,505,183	52,892,809
Net assets at the end of period	$458,735,975	$433,328,318	$142,121,358	$270,505,183
Undistributed (Over-distribution of) net investment income at the end of period	$4,429,810	$5,495,973	$(3,473)	$1,440,593
(1)	Refer to Note – 1 General Information and Significant Accounting Policies, Fund Reorganization for further details.

See accompanying notes to financial statements.

40	Nuveen Investments

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Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/06)
2013	$8.96	$.06	$1.71	$1.77	$(.11)	$—	$(.11)	$10.62
2012	8.85	.08	.24	.32	(.11)	(.10)	(.21)	8.96
2011	9.54	.09	(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06	1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07	2.00	2.07	(.12)	—	(.12)	8.48
Class C (12/06)
2013	8.84	(.01)	1.69	1.68	(.04)	—	(.04)	10.48
2012	8.72	.02	.24	.26	(.04)	(.10)	(.14)	8.84
2011	9.43	.02	(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01	1.00	1.01	—	—	—	9.43
2009	6.46	.03	1.97	2.00	(.04)	—	(.04)	8.42
Class I (12/06)
2013	8.98	.09	1.71	1.80	(.13)	—	(.13)	10.65
2012	8.87	.10	.24	.34	(.13)	(.10)	(.23)	8.98
2011	9.57	.12	(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09	1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08	2.01	2.09	(.15)	—	(.15)	8.49

See accompanying notes to financial statements.

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.91%	$24,268	1.47%	.58%	1.44%	.61%	91%
3.83	4,060	1.53	.88	1.48	.93	49
(6.70)	4,388	1.46	.96	1.46	.96	59
12.72	5,530	1.62	.56	1.49	.69	47
32.32	3,029	1.76	.77	1.49	1.04	64

19.09	3,034	2.24	(.11)	2.21	(.07)	91
3.09	644	2.28	.15	2.23	.20	49
(7.45)	717	2.21	.21	2.21	.21	59
12.00	816	2.37	(.05)	2.24	.08	47
31.43	244	2.51	.13	2.24	.40	64

20.27	431,434	1.25	.95	1.23	.97	91
4.12	428,624	1.28	1.14	1.23	1.18	49
(6.60)	578,597	1.21	1.23	1.21	1.23	59
13.14	848,165	1.37	.85	1.24	.98	47
32.68	584,667	1.51	.90	1.24	1.17	64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	From Return of Capital	Total	Ending Net Asset Value
Class A (2/11)
2013	$11.29	$.03	$(.53)	$(.50)	$(.04)	$(.03)	$(.03)	$(.10)	$10.69
2012	11.22	.02	.25	.27	(.03)	(.17)	—	(.20)	11.29
2011(d)	10.59	.04	.59	.63	—	—	—	—	11.22
Class C (2/11)
2013	11.17	(.05)	(.52)	(.57)	—	(.03)	—	(.03)	10.57
2012	11.17	(.07)	.24	.17	—	(.17)	—	(.17)	11.17
2011(d)	10.59	— *	.58	.58	—	—	—	—	11.17
Class I (12/09)
2013	11.32	.06	(.53)	(.47)	(.06)	(.03)	$(.04)	(.13)	10.72
2012	11.25	.05	.25	.30	(.06)	(.17)	—	(.23)	11.32
2011	10.62	.14	.59	.73	(.08)	(.02)	—	(.10)	11.25
2010(e)	10.00	.02	.60	.62	—	—	—	—	10.62

See accompanying notes to financial statements.

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Investment Income (Loss)		Expenses(f)		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

(4.44)%	$24,710	1.21%		.23%		1.17%		.26%		220%
2.45	59,751	1.19		.13		1.18		.14		189
5.95	3,558	1.67	**	.06	**	1.19	**	54	**	177

(5.12)	10,131	1.96		(.47)		1.92		(.43)		220
1.55	15,045	1.93		(.65)		1.93		(.65)		189
5.48	475	2.31	**	(.37	)**	1.94	**	—	***	177

(4.18)	107,280	.96		.49		.92		.53		220
2.69	195,709	.94		.41		.93		.43		189
6.95	48,860	1.18		1.01		.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(e)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Select Fund (“International Select”) and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM serves as the sub-adviser and manages the investment portfolios for the Funds. In addition to NAM, for International Select the Adviser has entered into sub-advisory agreements with Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”), under which Altrinsic and Lazard serve as sub-advisers and manage the investment portfolio for the Fund.

During the current fiscal period, International Select’s Board of Directors approved the removal of Hansberger Global Investors, Inc. (“Hansberger”) as a sub-adviser for the Fund, effective as of the close of business on June 21, 2013. The assets managed by Hansberger were reallocated to NAM, Altrinsic and Lazard.

NAM, Altrinsic, Hansberger and Lazard are collectively the “Sub-Advisers.”

Fund Information

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange-traded funds (“ETFs”) and other investment companies that provide exposure to non-U.S. issuers. The Fund may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing across the following asset classes: U.S., international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund gains exposure to these asset classes by investing in derivative instruments and ETFs, and by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Tactical Market Opportunities will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

Investment Policy Changes

Effective December 14, 2012, Tactical Market Opportunities’ investment policies were updated to allow the Fund to invest directly in equity and debt securities in order to create custom baskets of securities. Tactical Market Opportunities may now gain exposure to the aforementioned asset classes

46	Nuveen Investments

(i) by investing in derivative instruments and ETFs (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganization

Effective after the close of business on October 25, 2013, Nuveen International Fund (“International” or the “Acquired Fund”) was reorganized into International Select (the “Acquiring Fund”), (the “Reorganization”).

The Reorganization was approved by the shareholders of the Acquired Fund at a special meeting on October 18, 2013.

Upon the closing of the Reorganization, the Acquired Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Acquired Fund and the Acquired Fund was terminated. As a result of this transaction, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and ceased to be shareholders of the Acquired Fund. Each Acquired Fund shareholder received Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the Reorganization.

Details of the Reorganization is further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds for $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	47

Notes to Financial Statements (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset values (“NAV”) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market

48	Nuveen Investments

quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

International Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$421,267,049	$672,384	$—	$421,939,433
Common Stock Rights	1,118	—	—	1,118
Master Limited Partnerships (MLP) & MLP Affiliates	908,172	—	—	908,172
Short-Term Investments:
Money Market Funds	24,826,723	—	—	24,826,723
U.S. Government and Agency Obligations	—	12,498,345	—	12,498,345
Derivatives:
Futures Contracts**	1,545,462	—	—	1,545,462
Total	$448,548,524	$13,170,729	$—	$461,719,253

Tactical Market Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$61,232,327	$—	$—	$61,232,327
Sovereign Debt	—	7,674,556	—	7,674,556
Short-Term Investments:
Money Market Funds	65,366,522	—	—	65,366,522
U.S. Government and Agency Obligations	—	7,598,964	—	7,598,964
Derivatives:
Futures Contracts**	(852,872)	—	—	(852,872)
Total	$125,745,977	$15,273,520	$—	$141,019,497
*	Refer to the Fund’s Portfolio of Investments for country classifications, industry classifications and breakdown of Common Stocks classified as Level 2, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for

Nuveen Investments	49

Notes to Financial Statements (continued)

administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

50	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2013, the Funds used futures contracts as a means to efficiently gain exposure to a broad base of securities. International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework, so that the Fund overall had the desired exposures to key markets. The Fund’s long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. Tactical Market Opportunities invested in equity, interest rate and currency futures contracts, which were used to implement various absolute return, tactical market and hedging strategies.

The average notional amount of futures contracts outstanding during the fiscal year ended October 31, 2013, was as follows:

	International Select	Tactical Market Opportunities
Average notional amount of futures contracts outstanding*	$215,409,684	$173,340,869
*	The average notional amount is calculated based on the absolute aggregate value of outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following tables present the fair value of all futures contracts held by the Funds as of October 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
International Select
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$3,909,172	Payable for variation margin on futures contracts*	$(2,363,710)

Tactical Market Opportunities
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$103,992	Payable for variation margin on futures contracts*	$(714,152)
Foreign Currency Exchange Rate	Futures contracts	Receivable for variation margin on futures contracts*	14,201	Payable for variation margin on futures contracts*	(34,125)
Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	306,284	Payable for variation margin on futures contracts*	(529,072)
Total			$424,477		$(1,277,349)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments	51

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended October 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation Depreciation)
International Select	Equity	Futures Contracts	$15,787,311	$43,058
	Foreign currency exchange rate	Futures Contracts	(502,352)	(126,187)
Total			$15,284,959	$(83,129)

Tactical Market Opportunities	Equity	Futures Contracts	$(1,867,542)	$(779,121)
	Foreign currency exchange rate	Futures Contracts	101,673	(125,637)
	Interest Rate	Futures Contracts	(137,405)	(697,075)
Total			$(1,903,274)	$(1,601,833)

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During fiscal year ended October 31, 2013, Tactical Market Opportunities invested in equity call and put options to generate return and manage the Fund.

The average notional amount of outstanding purchased and written options contracts during the fiscal year ended October 31, 2013, was as follows:

Tactical Market Opportunities
Average notional amount of outstanding purchased options contracts*	$3,100,000
Average notional amount of outstanding written options contracts*	2,080,740
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) recognized on options contracts during the fiscal year ended October 31, 2013, and the primary risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)
Tactical Market Opportunities	Equity	Put options purchased	$(231,600)
	Equity	Call options written	(71,872)
Total			$(303,472)

52	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	International Select
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	1,889,026	$20,192,967	—	$—
Class C	208,907	2,202,333	—	—
Class R3(2)	—	—	—	—
Class I	6,623,463	70,952,598	—	—
Shares sold:
Class A	121,592	1,187,354	66,016	563,315
Class C	16,654	159,896	7,481	64,823
Class R3(2)	—	—	—	—
Class I	3,789,821	36,355,329	8,648,794	74,865,921
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,487	41,369	10,687	86,950
Class C	324	2,968	1,333	10,675
Class R3(2)	—	—	35	277
Class I	189,614	1,748,241	562,947	4,583,692
	12,843,888	132,843,055	9,297,293	80,175,653
Shares redeemed:
Class A	(183,863)	(1,761,734)	(119,700)	(1,027,486)
Class C	(9,152)	(87,070)	(18,141)	(155,798)
Class R3(2)	—	—	(1,554)	(12,245)
Class I	(17,797,058)	(176,428,915)	(26,733,722)	(230,058,005)
	(17,990,073)	(178,277,719)	(26,873,117)	(231,253,534)
Net increase (decrease)	(5,146,185)	$(45,434,664)	(17,575,824)	$(151,077,881)

(1)	Refer to Note 8 – Fund Reorganization for further details.
(2)	After the close of business on June 13, 2012, International Select liquidated all of its Class R3 Shares.

Nuveen Investments	53

Notes to Financial Statements (continued)

	Tactical Market Opportunities
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,540,143	$17,207,933	6,181,689	$69,086,517
Class C	476,113	5,242,160	1,365,581	15,153,881
Class I	4,629,081	51,772,292	15,233,105	170,536,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	48,593	542,276	20,431	225,355
Class C	3,683	40,811	1,961	21,516
Class I	195,863	2,188,285	96,689	1,069,791
	6,893,476	76,993,757	22,899,456	256,093,323
Shares redeemed:
Class A	(4,571,350)	(50,299,290)	(1,225,187)	(13,763,850)
Class C	(867,879)	(9,446,801)	(63,271)	(694,273)
Class I	(12,103,107)	(132,628,333)	(2,388,710)	(26,846,616)
	(17,542,336)	(192,374,424)	(3,677,168)	(41,304,739)
Net increase (decrease)	(10,648,860)	$(115,380,667)	19,222,288	$214,788,584

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2013, were as follows:

	International Select	Tactical Market Opportunities
Purchases:
Investment securities	$343,316,895	$151,852,065
U.S. Government and agency obligations	—	20,994,285

Sales and maturities:
Investment securities	470,457,915	127,005,950
U.S. Government and agency obligations	—	25,008,867

Transactions on options written for Tactical Market Opportunities during the fiscal year ended October 31, 2013, were as follows:

	Tactical Market Opportunities
	Number of contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	4,850	32,238
Options terminated in closing purchase transactions	—	—
Options expired	(4,850)	(32,238)
Outstanding, end of period	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

54	Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International Select	Tactical Market Opportunities
Cost of investments	$397,406,662	$143,486,864
Gross unrealized:
Appreciation	$82,288,457	$1,239,562
Depreciation	(19,521,328)	(2,854,057)
Net unrealized appreciation (depreciation) of investments	$62,767,129	$(1,614,495)

Permanent differences, primarily due to foreign currency reclassifications, federal taxes paid, investments in partnerships, dividend reallocation adjustments, distribution character reclassifications, return of capital distributions, nondeductible Reorganization expenses, Reorganization adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ tax year end, as follows:

	International Select	Tactical Market Opportunities
Capital paid-in	$1,403,757	$(672,035)
Undistributed (Over-distribution of) net investment income	789,300	(252,387)
Accumulated net realized gain (loss)	(2,193,057)	924,422

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	International Select	Tactical Market Opportunities
Undistributed net ordinary income[1]	$10,066,901	$—
Undistributed net long-term capital gains	7,457,054	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	International Select	Tactical Market Opportunities
Distributions from net ordinary income[1]	$6,847,906	$2,049,542
Distributions from net long-term capital gains[2]	—	145,581
Return of capital	—	661,440

2012	International Select	Tactical Market Opportunities
Distributions from net ordinary income[1]	$7,954,055	$1,164,302
Distributions from net long-term capital gains	6,250,585	284,633
Return of Capital	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

Nuveen Investments	55

Notes to Financial Statements (continued)

As of October 31, 2013, the Funds’ tax year end, Tactical Market Opportunities had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

Tactical Market Opportunities
Not subject to expiration:
Short-term	$5,025,424
Long-term	1,159,363
Total	$6,184,787

During the Funds’ tax year ended October 31, 2013, International Select utilized capital loss carryforwards as follows:

International Select
Utilized capital loss carryforwards	$25,217,573

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers will be compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International Select Fund-Level Fee Rate	Tactical Market Opportunities Fund-Level Fee Rate
For the first $125 million	.8500%	.6000%
For the next $125 million	.8375	.5875
For the next $250 million	.8250	.5750
For the next $500 million	.8125	.5625
For the next $1 billion	.8000	.5500
For net assets over $2 billion	.7750	.5250

56	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Rate
International Select	.2000%
Tactical Market Opportunities	.1723

The Adviser had contractually agreed to waive fees and/or reimburse other Fund expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

International Select	Temporary Expense Cap (Pre-Reorganization)	Temporary Expense Cap Expiration Date (Pre-Reorganization)	Temporary Expense Cap (Post-Reorganization)	Temporary Expense Cap Expiration Date (Post-Reorganization)
Class A Shares	1.49%	February 28, 2014	1.45%	October 31, 2015
Class C Shares	2.24%	February 28, 2014	2.20	October 31, 2015
Class I Shares	1.24%	February 28, 2014	1.20	October 31, 2015

Tactical Market Opportunities	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Class A Shares	1.20%	February 28, 2014
Class C Shares	1.95	February 28, 2014
Class I Shares	0.95	February 28, 2014

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at anytime at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	57

Notes to Financial Statements (continued)

During the fiscal year ended October 31, 2013, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International Select	Tactical Market Opportunities
Sales charges collected (Unaudited)	$7,381	$78,767
Paid to financial intermediaries (Unaudited)	6,635	73,893

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International Select	Tactical Market Opportunities
Commission advances (Unaudited)	$1,905	$83,996

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	International Select	Tactical Market Opportunities
12b-1 fees retained (Unaudited)	$682	$88,857

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2013, as follows:

	International Select	Tactical Market Opportunities
CDSC retained (Unaudited)	$—	$13,545

8. Fund Reorganization

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Acquired Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Acquired Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the Reorganization, were as follows:

International
Cost of investments	$77,041,270
Fair value of investments	93,320,036
Net unrealized appreciation (depreciation) of investments	16,278,766

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

58	Nuveen Investments

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately before and after the Reorganization are as follows:

Acquired Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
International
Class A	1,685,218	$19,994,814	$11.86
Class C	196,731	2,202,333	11.19
Class R3	16,674	198,153	11.88
Class I	5,913,795	70,952,598	12.00

Acquiring Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
International Select
Class A	402,112	$4,298,423	$10.69
Class C	80,800	851,813	10.54
Class I	34,068,873	364,957,366	10.71

Acquiring Fund – Post Reorganization	Shares Outstanding	Net Assets	NAV per Share
International Select
Class A(1)	2,291,138	$24,491,390	$10.69
Class C	289,707	3,054,146	10.54
Class I	40,692,336	435,909,964	10.71
(1)	Class R3 Shares of the Acquired Fund were converted into Class A Shares of the Acquiring Fund.

The beginning of the Acquired Fund’s current fiscal period was November 1, 2012. Assuming the Reorganization had been completed on November 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended October 31, 2013, are as follows:

International Select
Net investment income (loss)	$3,787,497
Net realized and unrealized gains (losses)	94,052,750
Change in net assets resulting from operations	97,840,247
Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts are recognized as “Reorganization expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	59

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

62	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) with respect to each Fund, the Adviser and Nuveen Asset Management, LLC (“Nuveen Asset Management”), (b) with respect to the Nuveen International Select Fund (the “International Fund”), the Adviser and Altrinsic Global Advisors, LLC (“Altrinsic”), and (c) with respect to the International Fund, the Adviser and Lazard Asset Management LLC (“Lazard”), and their periodic continuation. (Nuveen Asset Management, Altrinsic and Lazard are referred to collectively as the “Sub-Advisers” and the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements.”) Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Advisers (the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Advisers. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of Nuveen Asset Management’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result

64	Nuveen Investments

of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser(s) generally provide the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the investment team(s) of the applicable Sub-Adviser(s) and changes thereto, organization and history, assets under management, the investment team or teams’ philosophies and strategies in managing the Fund, developments affecting the Sub-Adviser(s) or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Advisers. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Nuveen Investments	65

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Tactical Market Opportunities Fund (the “Tactical Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the International Fund) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Tactical Fund lagged its Performance Peer Group over various periods, performing in the fourth quartile for the one-year period and the third quartile for the three-year period. In addition, the International Fund lagged its peers and benchmarks over various periods. In this regard, such Fund performed in the fourth quartile and underperformed its benchmark for the one- and three-year periods, but performed in the second quartile and outperformed its benchmark for the five-year period.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board noted certain changes to the investment personnel and sub-advisers of the International Fund. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the International Fund, in particular, as well as any further steps proposed or taken to address performance issues. In light of the objective of the Tactical Fund and its performance compared to the benchmark, the Board will also continue to monitor the performance of this Fund.

66	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had slightly higher net management fees than their respective peer averages, but net expense ratios that were below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have at least one sub-adviser, and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser(s). In this regard, each Fund has an affiliated sub-adviser (i.e., Nuveen Asset Management) and, in addition, the International Fund has two non-affiliated sub-advisers (i.e., Altrinsic and Lazard). In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser(s). The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through Nuveen Asset Management, and the range of fees and average fee that Nuveen Asset Management assessed for such services to other clients. Such other clients for Nuveen Asset Management include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to the International Fund, in considering the fees of Altrinsic and Lazard, the Independent Board Members also considered the pricing schedule or fees that each such Sub-Adviser charges for other clients. The Independent Board Members further noted that the fees paid to such Sub-Advisers for their sub-advisory services were at or below the low end of their fee schedule or of their average fees earned. The Independent Board Members also noted that the International Fund’s sub-advisory fees to Altrinsic and Lazard were the result of arm’s-length negotiations.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to Nuveen Asset Management, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to Altrinsic and Lazard, the Independent Board Members also considered such Sub-Advisers’ revenues, expenses and profitability margins for their advisory activities with the International Fund. Based on their review, the Independent Board Members were satisfied that each Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

68	Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the applicable Sub-Adviser(s). Accordingly, the Independent Board Members considered that each Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the portfolio transactions of the applicable Fund(s). With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, a Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and a Fund as well as such Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of such Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Altrinsic Global Advisors, LLC

8 Sound Shore Drive

Greenwich, CT 06830

Lazard Asset Management

30 Rockefeller Plaza

57th Floor

New York, NY 10112-6300

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

U.S. Bank National Association

Milwaukee, WI 53202

State Street Bank & Trust Company

Boston, MA 02111

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporation and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen International Select Fund	3.00%	100.00%
Nuveen Tactical Market Opportunities Fund	0.00%	16.00%

Foreign Taxes: Nuveen International Select Fund paid qualifying foreign taxes of $864,622 and earned $7,955,922 of foreign source income, during the fiscal year ended October 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Select Fund hereby designates $0.02 per share as foreign taxes paid, and $0.18 per share as income earned from foreign sources, for the fiscal year ended October 31, 2013. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FQTII-1013P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)	NBQAX	NBQCX	NBQBX	NBQIX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)

Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)

Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)

During the first half of the reporting period, the Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund), the Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund), and the Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund) were managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments. Effective March 1, 2013, there was an internal reorganization of certain investment personnel and Fund management responsibilities between SBAM and Nuveen Asset Management, LLC (NAM), also an affiliate of Nuveen Investments. In connection with this reorganization, NAM replaced SBAM as the Funds’ sub-adviser and, the Funds’ names have changed. There were no changes to the Funds’ investment objectives or policies.

Michael Mayfield, Santa Barbara’s president and chief executive officer, James R. Boothe, CFA, and Nancy Crouse, CFA, previously co-managed the Nuveen Growth Fund. Effective December 10, 2012, Robert C. Doll, CFA, was added as a portfolio manager to the Nuveen Growth Fund and James Boothe ceased serving as a portfolio manager for the Fund. Effective February 28, 2013, Michael Mayfield retired from SBAM and is no longer a portfolio manager for the Fund. Nancy Crouse continues to serve as a portfolio manager for the Fund, along with Robert Doll.

Tracy P. Stouffer, CFA, serves as portfolio manager for the Nuveen International Growth Fund. Tracy also co-manages the Nuveen Global Growth Fund with Nancy Crouse.

Here the portfolio managers discuss the economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff” negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal year 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

Given the fairly benign macro-economic environment and ongoing low interest rates, investors continued to move further out on the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period, with the S&P 500® Index gaining 25% during the twelve-month reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove very strong equity market advances.

How did the Funds perform during the twelve-month reporting period ended July 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)

The Fund’s Class A Shares at NAV outperformed the MSCI World Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2013.

6	Nuveen Investments

The Fund’s investment process starts with the identification of nine to ten durable investment themes that describe global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. We then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well diversified portfolio.

The Fund’s holdings in the industrials, consumer discretionary and materials sectors were the greatest positive contributors to performance during the reporting period. On the negative side, our positions in the financial and health care sectors detracted the most from performance versus the MSCI World Index. On a country basis, the U.S., Indonesia, China and Thailand contributed favorably to attribution, while the main detractors were Switzerland and Brazil. Overall stock selection during the reporting period helped the Fund outpace its benchmark. The Fund’s top contributors to performance included Caesarstone Sdot-Yam Ltd., Celgene Corporation and ASOS PLC.

Israeli company Caesarstone, the global leader in the rapidly expanding engineered quartz countertop segment, offers a compelling value proposition through high quality products in a similar price range as granite. Caesarstone benefited during the reporting period from its continued expansion into U.S. and international markets, as well as deeper penetration into commercial and residential countertop marketplaces.

U.S. biopharmaceutical company Celgene also performed well during the reporting period. Its stock price was revalued upward as investors recognized the significant demand growth potential for its leading revenue generator, Revlimid. The drug is used to treat multiple myeloma, a type of cancer that is becoming more prevalent with the world’s aging population. Celgene also has other non-cancer related products in development that may help propel strong future earnings growth.

Fund performance was also aided by a longer-term holding, U.K.-based online retailer ASOS. The company performed exceptionally well during the reporting period, benefiting from continued international expansion, increased penetration in the internet retailing segment and an uptick in consumer spending. We believe ASOS has even more growth potential as the United Kingdom and Europe remain significantly behind the U.S. in online retailing.

The Fund had several individual detractors during the reporting period, including Apple, Inc., which experienced significant stock price weakness. The company’s earnings fell short of expectations for several consecutive quarters as it faced aggressive competition from other smart phone manufacturers, pricing pressure in emerging markets and a lack of new products in its pipeline. Apple is having difficulty sustaining its previous high levels of growth as the market reflects the saturation of smart phones and tablets. We exited our position in Apple during the reporting period, but not before its negative impact on the Fund’s performance. Air Canada, the largest Canadian airline also hindered performance over the reporting period. The company’s shares underperformed after publishing disappointing numbers attributable to severe winter weather, a high proportion of less profitable leisure travelers and an unfavorable foreign exchange impact. We sold the Fund’s position in Air Canada during the reporting period.

While the Fund’s modest U.S. underweight versus the index was slightly negative over the reporting report, the country overall was the largest positive contributor to returns driven by stock selection. The Fund benefited from exposure to a number of industrial holdings including Rockwell Automation, Inc., Kansas City Southern Industries and United Rentals Inc., while avoiding retail stocks within the consumer discretionary sector. Near the middle of the reporting period, we reduced the Fund’s U.S. weight due to profit taking in holdings that performed well. However, the U.S. remained the Fund’s single largest country weight.

Nuveen Investments	7

Other changes to the Fund’s portfolio during the reporting period included lowering emerging market exposure via reductions in weights to Thailand, the Philippines and Indonesia. While these Southeast Asian nations were strong performers early on, we began to see their fundamentals deteriorating. In addition, we reduced the Fund’s weight in China due to its slowdown as the country attempted to refocus its growth away from exports and toward domestic consumption. Problems surrounding the unwinding of the country’s shadow banking system hindered that process, which may continue to test the new administration’s resolve to enact real reform in China.

We increased the Fund’s exposure to Japan, the United Kingdom and Germany. We chose Japan because we were optimistic about its new administration, led by Prime Minister Shinzo Abe and the introduction of his bold new reform measures designed to restart the country’s engine of growth, combat deflation, lower corporate taxes and increase competitiveness. In Europe, conditions generally began to look more attractive as a number of leading indicators including purchasing manager indexes, auto sales and truck traffic turned positive. We significantly increased the Fund’s allocation to the U.K. because its government has introduced several measures to boost the housing industry and property markets. Therefore, we invested in a number of housing-related stocks including: Rightmove PLC, an online marketplace for real estate listings; Crest Nicholson Holdings PLC, a home builder focused in Southwest England; Howden Joinery Group PLC, a kitchen supply company; and Keller Group PLC, an engineering infrastructure company that produces foundations. In Germany, we found interesting company-specific ideas including: Adidas-Salomon AG, an athletic footwear company; Duerr AG, a global leader in auto paint shops; OSRAM Licht AG, an LED lighting company; and Wirecard AG, a payment company.

In terms of sector allocation, we reduced the Fund’s exposure in consumer staples, energy, information technology and health care during the reporting period. At the same time, we increased exposure to industrials and consumer discretionary, to reflect our thematic shift toward urbanization/industrialization and outsourcing, currently two of the engines of growth in both the U.S. and U.K. economies. The Fund had a large exposure to all areas related to shelter to capitalize on the trend toward urbanization/industrialization including: low cost producer of cement and wallboard Eagle Materials, Inc.; the previously mentioned Caesarstone; appliance manufacturer Whirlpool Corporation, and U.S. online listing site for real estate brokers, Trulia Inc. Also, as economies around the world recover there is still a reluctance to commit capital; this led us to emphasize companies that outsource such as large-equipment rental firm United Rentals.

Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and performed in line with the Lipper classification average during the twelve-month reporting period ended July 31, 2013.

This Fund seeks to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading; instead, we prefer to buy and hold companies we believe can increase earnings and revenues throughout various business and market cycles.

The Fund was able to outperform the Russell benchmark despite two major headwinds working against it during the reporting period: value stocks far outpaced growth stocks and more cyclical stocks beat out more defensive names. Our investment process for the Fund emphasizes well-run companies that exhibit above-average growth potential combined with durable and stable earnings streams. We believe the headwinds were offset by the Fund’s fairly broad market capitalization exposure as it has a significant number of holdings at the lower end of the large-cap spectrum. Generally, the further down in the market capitalization spectrum invested during the reporting period, the better the stocks performed. In addition, the Fund had a number of individual holdings that benefited performance, particularly companies in the technology, health care, consumer and industrial sectors.

8	Nuveen Investments

The Fund’s top contributor to performance was our consistent and significant underweight in Apple, Inc. relative to the stock’s sizable large presence in the Russell 1000® Growth Index. Apple’s stock price experienced substantial weakness during the reporting period; therefore, our underweight was very beneficial to the Fund’s relative performance versus the index. The company’s earnings fell short of expectations for several consecutive quarters as it faced aggressive competition from other smart phone manufacturers, pricing pressures in emerging markets and a lack of new products in the development pipeline.

The Fund’s standout positive performer during the reporting period was in health care, also the strongest performing sector in the index over the reporting period. Gilead Sciences, Inc., a fast-growing biotechnology and pharmaceutical company, saw its stock price rise dramatically as investors began to recognize the potential opportunity in its new Hepatitis C area, combined with its strong core HIV business. We trimmed the Fund’s exposure to Gilead Sciences to maintain balance after its position had grown due to the stock’s strong performance.

Another top performer was consumer discretionary holding Discovery Communications, Inc., a global media and entertainment company. Discovery Communications was revalued upward from a very low valuation as demand for its nonfiction programming content grew in overseas markets within Europe and Latin America and advertising revenues remained strong. Recent negotiations with cable and distribution partners have also given this firm the opportunity to increase the fees it collects. While Discovery Communications remains an important holding for the Fund, we took advantage of its stock strength to take some profits.

In consumer staples, Nu Skin Enterprises, Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price surge to record highs during the reporting period. The company, which markets its products primarily through the direct to consumer sales channel, reported stronger than expected earnings growth and favorable forward looking guidance. Nu Skin continued to benefit from company-specific growth factors as it launched new products and increased its geographic breadth. In recognition of the favorable trends taking place at Nu Skin, we added to the Fund’s position during the reporting period.

The Fund’s greatest detractor during the reporting period was its cash position. Cash was a material drag on results in the strongly advancing market environment where the Russell 1000® Growth Index rose more than 21%. In addition, several technology holdings underperformed as that sector overall was also the poorest performing area within the benchmark. All three of the Fund’s laggards: EMC Corporation, Red Hat, Inc. and Oracle Corporation, suffered as enterprise spending for technology was weaker than anticipated over the twelve-month reporting period. We continued to hold all three of these companies as we believed fundamentals for each remained strong.

In addition, real estate investment trust (REIT) American Tower underperformed, particularly toward the end of the reporting period. REITs experienced technical pressures as their perceived sensitivity to interest rates gave investors an excuse to take some gains and reduce exposure to an area that performed exceptionally well in 2012. When compared to the Russell Index, the MSCI U.S. REIT Index underperformed during the reporting period.

Lastly, Herbalife Ltd., was a detractor for the Fund during the reporting period. Its stock price tumbled significantly in mid-2012 after hedge fund manager David Einhorn asked pointed questions about the company’s accounting practices during a quarterly earnings call. The stock remained under pressure as an intense battle captured on CNBC TV subsequently ensued between another prominent hedge fund manager, William Ackman, who announced a significantly bearish bet against Herbalife in December and other prominent investors such as Daniel Loeb and Carl Icahn who in turn took long positions in the company’s stock. After holding Herbalife through the downturn, we sold it in January 2013 after its stock price rallied.

Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2013.

Nuveen Investments	9

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well diversified portfolio.

The Fund’s holdings in the industrials, consumer discretionary and materials sectors were the greatest positive contributors to results during the reporting period. On the negative side, our positions in the energy and financial sectors detracted the most from performance versus the MSCI EAFE Index. The Fund’s positions in the United Kingdom, Indonesia, Thailand and China contributed favorably to attribution, while the main detractors were Canada and Switzerland. Stock selection was also very beneficial during the reporting period. In particular, our emerging market holdings far outpaced our developed market positions and were a significant factor in the Fund’s outperformance of its benchmark. The Fund’s top contributors to performance included Caesarstone Sdot-Yam Ltd., Norwegian Air Shuttle, ASOS PLC and Ashtead Group plc.

Israeli company Caesarstone, the global leader in the rapidly expanding engineered quartz countertop segment, offers a compelling value proposition through its high quality products in a similar price range as granite. Caesarstone benefited during the reporting period from its continued expansion into U.S. and international markets and its deeper penetration into commercial and residential countertop marketplaces.

Fund performance was also aided by a longer-term holding, U.K.-based online retailer ASOS. The company performed exceptionally well over the reporting period, benefiting from continued international expansion, increased penetration in the internet retailing segment and an uptick in consumer spending. We believe ASOS has even more growth potential as the U.K. and Europe remain significantly behind the U.S. in terms of online retailing.

Lastly, Ashtead Group, the leading equipment rental company in the U.K., was a strong contributor during the reporting period buoyed by its U.S.-based Sunbelt Rentals division. Sunbelt Rentals, which accounts for approximately 70% of Ashtead’s revenue and earnings, benefited from the U.S. housing market recovery and increased usage of its rental equipment by cash-strapped home builders and construction companies. We believe this company has more room to grow as only approximately 40% of construction equipment in the U.S. is rented, whereas the more mature U.K market averages 70%. Ashtead also has the potential to benefit next year as we expect the U.K. government will introduce a large program to fix the country’s aging infrastructure, which should lead to increased utilization of rental equipment.

Several individual holdings detracted from performance during the reporting period, including Aggreko plc, the market leader in rental mobile generators that provide back-up and temporary power. Its products are typically heavily utilized during major catastrophes such as Hurricane Katrina and the Japanese earthquake. Aggreko has seen its order intake slow due to more competition, increased solar power efficiencies in regions such as Japan and sharply falling demand from the military, one of its largest customers. Therefore, we sold the Fund’s position during the reporting period due to lack of growth and visibility as we move toward 2014.

In addition, Air Canada, the largest Canadian airline also hindered performance during the reporting period. The company’s shares underperformed after reporting disappointing numbers attributable to severe winter weather, a high proportion of less profitable leisure travelers and an unfavorable foreign exchange impact. We sold the Fund’s position during the period.

Other changes in the Fund’s portfolio during the reporting period included lowering emerging market exposure via reductions in weights to Thailand, the Philippines and Indonesia. These Southeast Asian nations have been strong

10	Nuveen Investments

performers for several consecutive years and their stocks are now very expensive. In addition, we are beginning to see fundamentals deteriorating in the region. Many Southeast Asian countries are strongly integrated into the supply chain for China and have therefore seen their inter-regional trade deteriorate significantly. We believe most of the key engines of emerging market growth over the past three decades, including deregulation, financial and labor markets and leveraging have run their course. Therefore, we believe there may be slowing growth rates and earnings growth rates in these countries. The stronger U.S. dollar is an additional negative factor weighing on emerging markets. We also reduced the Fund’s weight in China due to its slowdown as the country attempted to refocus growth away from exports and toward domestic consumption. Hindering that process were the problems surrounding the unwinding of the country’s shadow banking system, which will continue to test the new administration’s resolve to enact real reform in China.

During the reporting period, we increased exposure to the U.K., Germany and Sweden. Conditions in Europe generally began to look more attractive as a number of leading indicators including purchasing manager indexes, auto sales and truck traffic turned positive. We significantly increased the Fund’s allocation to the U.K. because its government has introduced several measures to boost the housing industry and property markets. Therefore, we invested in a number of housing-related stocks including Rightmove PLC, an online marketplace for real estate listings; Crest Nicholson Holdings Plc, a home builder focused in southwest England; Howden Joinery Group plc, a kitchen supply company; and Keller Group plc, an engineering infrastructure company that produces foundations. In Germany and Sweden, we found interesting company specific ideas including: Duerr AG, a global leader in auto paint shops; OSRAM Licht AG, an LED lighting company; and Arcam AB, the premier 3D printing company in the world. The European recovery also began to expand into the peripheral countries, giving us increased comfort to invest again in select companies from Spain and Italy.

In terms of sector allocation, we significantly reduced the Fund’s exposure to energy, the primary reason for a reduction in the Fund’s Canadian weight as well as its reduction in Norway. Our outlook for Canada is also negative as recent growth in that country has consistently fallen short of expectations. In addition, we sold several oil services related companies in Norway that have experienced significant weakness. We lowered the Fund’s consumer staples exposure while increasing its financial weight. We also replaced a number of the Fund’s consumer discretionary holdings with housing-related names to reflect our thematic shifts toward urbanization/industrialization and outsourcing, which are currently the engines of growth in both the U.S. and U.K. economies.

Risk Considerations

Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Small-cap stocks involve substantial risk and potential increased price volatility. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as investment focus risks, are included in the Fund’s prospectus.

Nuveen Investments	11

Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	30.85%	18.33%
Class A Shares at maximum Offering Price	23.32%	16.70%
MSCI World Index**	23.24%	15.90%
Lipper Global Multi-Cap Growth Funds Classification Average**	22.59%	15.52%

Class C Shares	29.83%	17.44%
Class R3 Shares	30.48%	18.03%
Class I Shares	31.15%	18.62%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	22.49%	16.83%
Class A Shares at maximum Offering Price	15.45%	15.19%
Class C Shares	21.58%	15.96%
Class R3 Shares	22.18%	16.54%
Class I Shares	22.75%	17.12%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.98%	1.43%
Class C Shares	7.02%	2.18%
Class R3 Shares	6.92%	1.68%
Class I Shares	7.52%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	21.97%	5.11%	3.55%
Class A Shares at maximum Offering Price	14.94%	3.87%	2.72%
Russell 1000® Growth Index**	21.64%	9.01%	6.91%
Lipper Multi-Cap Growth Funds Classification Average**	21.86%	6.91%	5.45%

Class C Shares	21.05%	4.31%	2.77%
Class R3 Shares	21.65%	4.81%	3.27%
Class I Shares	22.26%	5.37%	3.81%

Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	16.61%	3.65%	2.74%
Class A Shares at maximum Offering Price	9.89%	2.43%	1.91%
Class C Shares	15.76%	2.88%	1.97%
Class R3 Shares	16.28%	3.36%	2.46%
Class I Shares	16.90%	3.92%	3.00%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.30%	1.23%
Class C Shares	2.06%	1.98%
Class R3 Shares	1.52%	1.48%
Class I Shares	1.06%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	33.17%	18.59%
Class A Shares at maximum Offering Price	25.52%	16.95%
MSCI EAFE Index**	23.48%	13.01%
Lipper International Multi-Cap Growth Funds Classification Average**	20.49%	13.45%

Class C Shares	32.20%	17.72%
Class R3 Shares	32.83%	18.29%
Class I Shares	33.48%	18.88%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	26.34%	17.28%
Class A Shares at maximum Offering Price	19.07%	15.64%
Class C Shares	25.36%	16.42%
Class R3 Shares	26.04%	16.99%
Class I Shares	26.64%	17.57%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.65%	1.43%
Class C Shares	2.43%	2.18%
Class R3 Shares	1.89%	1.68%
Class I Shares	1.39%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Holding Summaries as of July 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Growth Fund

Portfolio Allocation[1]
Common Stocks	87.3%
Short-Term Investments	2.4%
Other[2]	10.3%

Country Allocation[1,2]
United States	47.0%
United Kingdom	11.8%
Japan	6.4%
Germany	4.9%
France	2.0%
China	1.8%
Sweden	1.6%
Canada	1.6%
Hong Kong	1.3%
Australia	1.2%
Italy	1.1%
Israel	1.0%
Denmark	1.0%
Taiwan	0.9%
Spain	0.9%
Netherlands	0.7%
Thailand	0.6%
Panama	0.6%
Russia	0.5%
Switzerland	0.4%
Short-Term Investments[4]	2.4%
Other[2,4]	10.3%

Portfolio Composition[1]
Media	7.4%
Internet Software & Services	6.2%
Electrical Equipment	4.3%
Software	4.2%
Household Durables	4.1%
Commercial Banks	3.6%
Energy Equipment & Services	3.4%
Internet & Catalog Retail	3.0%
Biotechnology	3.0%
IT Services	3.0%
Road & Rail	2.8%
Machinery	2.2%
Health Care Providers & Services	2.2%
Specialty Retail	2.2%
Construction Materials	2.2%
Pharmaceuticals	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Food Products	2.1%
Beverages	2.0%
Aerospace & Defense	2.0%
Professional Services	2.0%
Wireless Telecommunication Services	2.0%
Oil, Gas & Consumable Fuels	2.0%
Airlines	1.9%
Hotels, Restaurants & Leisure	1.7%
Capital Markets	1.5%
Construction & Engineering	1.5%
Trading Companies & Distributors	1.3%
Diversified Financial Services	1.3%
Short-Term Investments	2.4%
Other[3]	18.3%

Top Five Common Stock Holdings[1]
Oceaneering International Inc.	1.6%
Gilead Sciences, Inc.	1.6%
Hain Celestial Group Inc.	1.6%
Priceline.com Incorporated	1.6%
Hertz Global Holdings Inc.	1.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.3% of total net assets.

4	Denominated in U.S. Dollars.

20	Nuveen Investments

Nuveen Growth Fund

Portfolio Allocation[1]
Common Stocks	95.8%
Short-Term Investments	5.1%
Other[2]	(0.9)%

Portfolio Composition[1]
IT Services	8.2%
Software	6.8%
Specialy Retail	5.5%
Internet Software & Services	5.2%
Biotechnology	5.0%
Computers & Peripherals	4.8%
Food & Staples Retailing	4.7%
Health Care Equipment & Supplies	4.6%
Aerospace & Defense	4.5%
Energy Equipment & Services	4.1%
Health Care Providers & Services	4.0%
Media	4.0%
Chemicals	3.9%
Tobacco	2.7%
Hotels, Restaurants & Leisure	2.6%
Electronic Components	2.3%
Personal Products	2.3%
Short-Term Investments	5.1%
Other[3]	19.7%

Top Five Common Stock Holdings[1]
Google Inc., Class A	3.6%
Gilead Sciences, Inc.	3.3%
United Technologies Corporation	2.8%
Philip Morris International	2.7%
Visa Inc.	2.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.3% of total net assets.

Nuveen Investments	21

Holding Summaries (continued) as of July 31, 2013

Nuveen International Growth Fund

Portfolio Allocation[1]
Common Stocks	94.2%
Short-Term Investments	4.0%
Other[2]	1.8%

Country Allocation[1,2]
United Kingdom	26.2%
Japan	16.3%
Germany	11.2%
Canada	6.0%
Sweden	5.6%
France	4.8%
China	4.6%
Denmark	3.6%
Australia	2.4%
Norway	2.2%
Spain	2.0%
Israel	1.5%
Hong Kong	1.5%
Taiwan	1.0%
Netherlands	1.0%
Italy	1.0%
Panama	1.0%
Switzerland	0.9%
Thailand	0.9%
Russia	0.5%
Short-Term Investments[4]	4.0%
Other[2,4]	1.8%

Portfolio Composition[1]
Internet Software & Services	8.2%
Media	6.6%
Pharmaceuticals	6.0%
Construction Materials	4.0%
Capital Markets	3.5%
Household Durables	3.2%
Internet & Catalog Retail	3.0%
Insurance	2.9%
Electrical Equipment	2.7%
Chemicals	2.7%
Machinery	2.6%
Diversified Financial Services	2.6%
Commercial Banks	2.5%
Energy Equipment & Services	2.5%
Semiconductors & Equipment	2.4%
IT Services	2.4%
Specialty Retail	2.3%
Construction & Engineering	2.2%
Biotechnology	2.2%
Software	2.0%
Aerospace & Defense	2.0%
Hotels, Restaurants & Leisure	2.0%
Health Care Providers & Services	1.8%
Household Products	1.8%
Beverages	1.6%
Automobiles	1.5%
Short-Term Investments	4.0%
Other[3]	18.8%

Top Five Common Stock Holdings[1]
European Aeronautic Defence & Space Company	2.0%
Crest Nicholson Holdings PLC	1.8%
Vesta Wind Systems A/S	1.7%
Caesarstone Sdot-Yam Ltd.	1.5%
Lloyds TSB Group PLC	1.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.5% of total net assets.

4	Denominated in U.S. Dollars.

22	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,140.90	$1,136.20	$1,139.00	$1,142.00	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.54	$11.49	$8.86	$6.21	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,118.50	$1,114.30	$1,117.30	$1,120.10	$1,018.74	$1,015.03	$1,017.55	$1,019.98
Expenses Incurred During Period	$6.41	$10.33	$7.66	$5.10	$6.11	$9.84	$7.30	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.46% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen International Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,114.70	$1,110.50	$1,113.00	$1,115.80	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.45	$11.36	$8.75	$6.14	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Shareholder Meeting Report

A special shareholders meeting was held in the offices of Nuveen Investments on February 8, 2013; at this meeting the shareholders were asked to approve a new sub-advisory agreement. The meeting was subsequently adjourned to February 22, 2013.

Nuveen Growth Fund
Common Shares
APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WAS REACHED AS FOLLOWS:
For	832,432
Withhold	2,896
Abstain	4,490
Total	839,818

24	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund), Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund), and Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund) (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

Nuveen Investments	25

Portfolio of Investments

Nuveen Global Growth Fund

(formerly Nuveen Santa Barbara Global Growth Fund)

July 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 87.3%

	Aerospace & Defense – 2.0%

1,568	DigitalGlobe Inc., (2)	$50,803

1,059	European Aeronautic Defence & Space Company	63,236
	Total Aerospace & Defense	114,039
	Airlines – 1.9%

244	Copa Holdings SA	33,957

3,460	Delta Air Lines, Inc.	73,456
	Total Airlines	107,413
	Auto Components – 0.9%

40,000	Hota Industrial Manufacturing Company Limited, (2)	49,089
	Beverages – 2.0%

1,539	Constellation Brands, Inc., Class A, (2)	80,167

7,990	Treasury Wine Estates Limited	34,257
	Total Beverages	114,424
	Biotechnology – 3.0%

534	Celgene Corporation, (2)	78,423

1,498	Gilead Sciences, Inc., (2)	92,052
	Total Biotechnology	170,475
	Capital Markets – 1.5%

748	Aurelius AG	22,385

4,902	WisdomTree Investments Inc., (2)	63,481
	Total Capital Markets	85,866
	Chemicals – 0.7%

533	Koninklijke DSM NV	37,439
	Commercial Banks – 3.6%

1,392	First Republic Bank of San Francisco	60,120

48,674	Lloyds TSB Group PLC, (2)	50,699

615	Signature Bank, (2)	56,303

3,954	Sumitomo Mitsui Financial Group	36,377
	Total Commercial Banks	203,499
	Commercial Services & Supplies – 0.8%

15,400	Regus PLC	43,387
	Construction & Engineering – 1.5%

2,845	Keller Group PLC	47,997

5,700	Yumeshin Holdings Company Limited	34,872
	Total Construction & Engineering	82,869
	Construction Materials – 2.2%

1,775	Caesarstone Sdot- Yam Ltd., (2)	57,581

952	Eagle Materials Inc.	64,241
	Total Construction Materials	121,822
	Consumer Finance – 0.8%

4,519	International Personal Finance	43,722
	Diversified Consumer Services – 0.6%

5,400	JP Holdings Inc.	32,926

26	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 1.3%

1,291	Investment AB Kinnevik, Class B Shares	$38,979

2,200	Orix Corporation	32,693
	Total Diversified Financial Services	71,672
	Electrical Equipment – 4.3%

1,878	Generac Holdings Inc.	81,411

1,336	OSRAM Licht AG, (2)	52,076

573	Rockwell Automation, Inc.	55,495

2,662	Vesta Wind Systems A/S, (2)	53,960
	Total Electrical Equipment	242,942
	Energy Equipment & Services – 3.4%

1,200	Cooper Cameron Corporation, (2)	71,160

1,144	Oceaneering International Inc.	92,767

2,900	Trinidad Drilling Limited	26,484
	Total Energy Equipment & Services	190,411
	Food Products – 2.1%

85,000	China Modern Dairy Holdings Limited, (2)	25,646

1,248	Hain Celestial Group Inc., (2)	91,054
	Total Food Products	116,700
	Health Care Equipment & Supplies – 0.6%

51,637	GI Dynamics Inc., (2)	33,418
	Health Care Providers & Services – 2.2%

987	Catamaran Corporation, (2)	52,114

3,600	Tsukui Corporation	35,996

5,525	Virtus Health Limited, (2)	35,309
	Total Health Care Providers & Services	123,419
	Hotels, Restaurants & Leisure – 1.7%

5,421	Melia Hotels International SA	48,680

977	Whitbread PLC	48,006
	Total Hotels, Restaurants & Leisure	96,686
	Household Durables – 4.1%

11,347	Crest Nicholson Holdings PLC, (2)	58,034

560	Mohawk Industries Inc., (2)	66,634

800	West Holdings Corporation	24,496

598	Whirlpool Corporation	80,096
	Total Household Durables	229,260
	Household Products – 0.4%

400	Unicharm Corporation	21,326
	Insurance – 0.9%

10,300	AIA Group Limited	48,807
	Internet & Catalog Retail – 3.0%

729	ASOS PLC, (2)	52,522

6,197	Ocado Group PLC, (2)	28,989

103	Priceline.com Incorporated, (2)	90,194
	Total Internet & Catalog Retail	171,705

Nuveen Investments	27

Portfolio of Investments

Nuveen Global Growth Fund (continued)

July 31, 2013

Shares	Description (1)	Value

	Internet Software & Services – 6.2%

370	Baidu.com, Inc., Sponsored ADR, (2)	$48,955

24,534	Blinkx PLC, (2)	48,892

1,164	eBay Inc., (2)	60,167

1,300	Kakaku.Com Inc.	45,077

2,514	Telecity Group PLC	33,999

700	Tencent Holdings Limited	31,753

1,541	Trulia Inc., (2)	57,418

799	Yandex NV, Class A Shares, (2)	25,968
	Total Internet Software & Services	352,229
	IT Services – 3.0%

188	Alliance Data Systems Corporation, (2)	37,183

476	Visa Inc.	84,257

1,525	WireCard AG	47,068
	Total IT Services	168,508
	Life Sciences Tools & Services – 0.9%

225	Eurofins Scientific	49,389
	Machinery – 2.2%

700	Arcam AB, (2)	50,689

718	Duerr AG	47,979

400	Zuiko Corporation	24,798
	Total Machinery	123,466
	Media – 7.4%

700	Avex Group Holdings Inc.	24,022

968	Discovery Communications Inc., Class A Shares, (2)	77,169

1,486	IMAX Corporation, (2)	37,417

1,471	Lions Gate Entertainment Corporation, Equity, (2)	47,852

14,853	Mediaset SpA, (2)	64,930

7,462	Perform Group PLC, (2)	56,985

962	Rightmove PLC	35,576

2,367	Twenty First Century Fox Inc., Class Bq Shares	70,986
	Total Media	414,937
	Oil, Gas & Consumable Fuels – 2.0%

413	Pioneer Natural Resources Company	63,916

612	Range Resources Corporation	48,409
	Total Oil, Gas & Consumable Fuels	112,325
	Pharmaceuticals – 2.1%

425	Bayer AG, Sponsored ADR	49,389

95	Roche Holdings AG, Sponsored ADR	23,405

13,500	Shangai Fosun Pharmaceutical Group Company Limited	23,604

262	Valeant Pharmaceuticals International, (2)	24,523
	Total Pharmaceuticals	120,921
	Professional Services – 2.0%

1,517	TrueBlue Inc., (2)	40,504

1,136	Verisk Analytics Inc, Class A Shares, (2)	73,113
	Total Professional Services	113,617

28	Nuveen Investments

Shares	Description (1)			Value

	Real Estate Management & Development – 0.6%

415,700	Quality Houses PCL			$36,125
	Road & Rail – 2.8%

3,348	Hertz Global Holdings Inc., (2)			85,742

681	Kansas City Southern Industries			73,378
	Total Road & Rail			159,120
	Semiconductors & Equipment – 0.8%

5,589	CSR PLC			48,378
	Software – 4.2%

363	NetSuite Inc., (2)			34,082

1,091	ServiceNow Inc., (2)			47,546

949	Splunk Inc., (2)			47,459

427	Ultimate Software Group, Inc., (2)			57,773

743	Workday Inc., Class A, (2)			50,739
	Total Software			237,599
	Specialty Retail – 2.2%

10,549	Howden Joinery Group PLC			46,346

16,140	Topps Tiles PLC			21,422

547	Ulta Salon, Cosmetics & Fragrance, Inc., (2)			55,192
	Total Specialty Retail			122,960
	Textiles, Apparel & Luxury Goods – 2.1%

491	Adidas-Salomon AG			54,738

946	Michael Kors Holdings Limited, (2)			63,704
	Total Textiles, Apparel & Luxury Goods			118,442
	Trading Companies & Distributors – 1.3%

1,326	United Rentals Inc., (2)			76,006
	Wireless Telecommunication Services – 2.0%

833	SBA Communications Corporation, (2)			61,717

800	Softbank Corporation			50,986
	Total Wireless Telecommunication Services			112,703
	Total Common Stocks (cost $4,397,070)			4,920,041

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%

$136	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $135,572, collateralized by $140,000 U.S. Treasury Notes, 0.750%, due 12/15/13, value $140,477	0.010%	8/01/13	$135,571
	Total Short-Term Investments (cost $135,571)			135,571
	Total Investments (cost $4,532,641) – 89.7%			5,055,612
	Other Assets Less Liabilities – 10.3%			582,055
	Net Assets – 100%			$5,637,667

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments

Nuveen Growth Fund

(formerly Nuveen Santa Barbara Growth Fund)

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 95.8%

	Aerospace & Defense – 4.5%

2,549	Precision Castparts Corporation	$565,164

8,998	United Technologies Corporation	949,919
	Total Aerospace & Defense	1,515,083
	Biotechnology – 5.0%

3,790	Celgene Corporation, (2)	556,599

18,335	Gilead Sciences, Inc., (2)	1,126,686
	Total Biotechnology	1,683,285
	Capital Markets – 1.8%

8,150	T. Rowe Price Group Inc.	613,206
	Chemicals – 3.9%

6,909	Ecolab Inc.	636,595

6,915	Monsanto Company	683,064
	Total Chemicals	1,319,659
	Commercial Banks – 2.0%

15,461	Wells Fargo & Company	672,554
	Computers & Peripherals – 4.8%

1,775	Apple, Inc.	803,188

30,700	EMC Corporation	802,805
	Total Computers & Peripherals	1,605,993
	Electrical Equipment – 1.4%

3,700	Roper Industries Inc.	466,052
	Electronic Components – 2.3%

9,815	Amphenol Corporation, Class A	771,066
	Energy Equipment & Services – 4.1%

7,176	Oceaneering International Inc.	581,902

9,647	Schlumberger Limited	784,591
	Total Energy Equipment & Services	1,366,493
	Food & Staples Retailing – 4.7%

7,300	Costco Wholesale Corporation	856,217

11,900	CVS Caremark Corporation	731,731
	Total Food & Staples Retailing	1,587,948
	Health Care Equipment & Supplies – 4.6%

9,000	Covidien PLC	554,670

7,030	ResMed Inc.	334,980

9,518	Stryker Corporation	670,638
	Total Health Care Equipment & Supplies	1,560,288
	Health Care Providers & Services – 4.0%

9,460	Express Scripts, Holding Company, (2)	620,103

6,001	McKesson HBOC Inc.	736,083
	Total Health Care Providers & Services	1,356,186
	Hotels, Restaurants & Leisure – 2.6%

12,083	Starbucks Corporation	860,793
	Industrial Conglomerates – 2.1%

10,444	Danaher Corporation	703,299

30	Nuveen Investments

Shares	Description (1)	Value
	Internet Software & Services – 5.2%

10,700	eBay Inc., (2)	$553,083

1,355	Google Inc., Class A, (2)	1,202,698
	Total Internet Software & Services	1,755,781
	IT Services – 8.2%

10,707	Accenture Limited	790,284

2,120	Alliance Data Systems Corporation, (2)	419,294

11,670	Gartner Inc., (2)	700,317

4,904	Visa Inc.	868,057
	Total IT Services	2,777,952
	Leisure Equipment & Products – 2.0%

6,160	Polaris Industries Inc.	690,782
	Life Sciences Tools & Services – 1.5%

5,126	Waters Corporation, (2)	517,418
	Media – 4.0%

10,664	DirecTV, (2)	674,711

8,500	Discovery Communications Inc., Class A Shares, (2)	677,620
	Total Media	1,352,331
	Personal Products – 2.3%

9,130	Nu Skin Enterprises, Inc., Class A	763,633
	Pharmaceuticals – 2.0%

7,405	Allergan, Inc.	674,744
	Professional Services – 2.0%

5,999	IHS Inc., (2)	658,570
	Road & Rail – 1.1%

3,506	Kansas City Southern Industries	377,772
	Software – 6.8%

8,600	Check Point Software Technology Limited, (2)	484,266

7,935	Intuit, Inc.	507,205

25,400	Oracle Corporation	821,690

9,483	Red Hat, Inc., (2)	490,935
	Total Software	2,304,096
	Specialized REIT – 2.2%

10,326	American Tower REIT Inc.	730,978
	Specialty Retail – 5.5%

7,378	Gap, Inc.	338,650

7,397	PetSmart Inc.	541,608

8,490	Ross Stores, Inc.	572,820

3,300	Tractor Supply Company	399,729
	Total Specialty Retail	1,852,807
	Textiles, Apparel & Luxury Goods – 1.4%

7,342	Nike, Inc., Class B	461,959
	Tobacco – 2.7%

10,135	Philip Morris International	903,839
	Trading Companies & Distributors – 1.1%

1,367	W.W. Grainger, Inc.	358,344
	Total Common Stocks (cost $23,199,421)	32,262,911

Nuveen Investments	31

Portfolio of Investments

Nuveen Growth Fund (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.1%

$1,713	Repurchase Agreement with Fixed Income Clearning Corporation, dated 7/31/13, repurchase price $1,712,891, collateralized by $1,770,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $1,750,088	0.010%	8/01/13	$1,712,890
	Total Short-Term Investments (cost $1,712,890)			1,712,890
	Total Investments (cost $24,912,311) – 100.9%			33,975,801
	Other Assets Less Liabilities – (0.9)%			(299,181)
	Net Assets – 100%			$33,676,620

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen International Growth Fund

(formerly Nuveen Santa Barbara International Growth Fund)

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 94.2%

	Aerospace & Defense – 2.0%

11,707	European Aeronautic Defence & Space Company	$699,057
	Airlines – 1.0%

2,432	Copa Holdings SA	338,461
	Auto Components – 1.0%

292,000	Hota Industrial Manufacturing Company Limited, (2)	358,348
	Automobiles – 1.5%

10,000	Fuji Heavy Industries Limited	247,370

38,000	Isuzu Motors Limited	270,514
	Total Automobiles	517,884
	Beverages – 1.6%

10,590	Diageo PLC	330,900

52,198	Treasury Wine Estates Limited	223,800
	Total Beverages	554,700
	Biotechnology – 2.2%

4,469	BioGaia AB, B Shares	152,894

5,058	CSL Limited	300,379

9,104	Novozymes AS, Class B	312,063
	Total Biotechnology	765,336
	Capital Markets – 3.5%

6,603	Aurelius AG	197,603

526,000	China Galaxy Securities Company, (2)	308,590

23,168	Hargreaves Lansdown PLC	345,571

68,000	Vostok Nafta Investment Limited	382,869
	Total Capital Markets	1,234,633
	Chemicals – 2.7%

4,600	Hexpol AB	337,688

5,000	Koninklijke DSM NV	351,212

3,800	Shin-Etsu Chemical Company Limited	237,524
	Total Chemicals	926,424
	Commercial Banks – 2.5%

509,289	Lloyds TSB Group PLC, (2)	530,475

37,335	Sumitomo Mitsui Financial Group	343,482
	Total Commercial Banks	873,957
	Commercial Services & Supplies – 1.1%

141,059	Regus PLC	397,413
	Construction & Engineering – 2.2%

28,259	Keller Group PLC	476,748

48,700	Yumeshin Holdings Company Limited	297,940
	Total Construction & Engineering	774,688
	Construction Materials – 4.0%

16,460	Caesarstone Sdot- Yam Ltd., (2)	533,962

378,000	China National Building Material Company Limited	341,173

6,797	HeidelbergCement AG	522,107
	Total Construction Materials	1,397,242

Nuveen Investments	33

Portfolio of Investments

Nuveen International Growth Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Consumer Finance – 0.8%

29,830	International Personal Finance	$288,610
	Diversified Consumer Services – 0.5%

28,000	JP Holdings Inc.	170,728
	Diversified Financial Services – 2.6%

14,011	Element Financial Corporation, (2)	173,518

11,182	Investment AB Kinnevik, Class B Shares	337,614

25,300	Orix Corporation	375,973
	Total Diversified Financial Services	887,105
	Electrical Equipment – 2.7%

9,002	OSRAM Licht AG, (2)	350,891

29,723	Vesta Wind Systems A/S, (2)	602,495
	Total Electrical Equipment	953,386
	Electronic Equipment & Instruments – 0.5%

14,000	Yaskawa Electric Corporation	167,439
	Energy Equipment & Services – 2.5%

10,000	Canadian Energy Services & Technology Corporation	181,190

11,624	Seadrill Limited	496,112

20,000	Trinidad Drilling Limited	182,650
	Total Energy Equipment & Services	859,952
	Food Products – 0.5%

569,000	China Modern Dairy Holdings Limited, (2)	171,677
	Health Care Equipment & Supplies – 0.7%

8,200	Olympus Corporation, (2)	251,167
	Health Care Providers & Services – 1.8%

30,400	Tsukui Corporation	303,969

49,810	Virtus Health Limited, (2)	318,327
	Total Health Care Providers & Services	622,296
	Hotels, Restaurants & Leisure – 2.0%

39,241	Melia Hotels International SA	352,379

6,960	Whitbread PLC	341,989
	Total Hotels, Restaurants & Leisure	694,368
	Household Durables – 3.2%

9,645	Berkely Group Holdings	331,451

119,562	Crest Nicholson Holdings PLC, (2)	611,493

5,900	West Holdings Corporation	180,658
	Total Household Durables	1,123,602
	Household Products – 1.8%

11,925	Svenska Cellulosa AB, B Shares	315,590

5,700	Unicharm Corporation	303,891
	Total Household Products	619,481
	Insurance – 2.9%

74,200	AIA Group Limited	351,598

14,988	AXA	330,494

18,690	Prudential Corporation PLC	331,803
	Total Insurance	1,013,895

34	Nuveen Investments

Shares	Description (1)	Value
	Internet & Catalog Retail – 3.0%

7,259	ASOS PLC, (2)	$522,985

40,912	Ocado Group PLC, (2)	191,380

24,800	Rakuten Inc.	335,108
	Total Internet & Catalog Retail	1,049,473
	Internet Software & Services – 8.2%

3,202	Baidu.com, Inc., Sponsored ADR, (2)	423,657

218,156	Blinkx PLC, (2)	434,750

12,500	Kakaku.Com Inc.	433,434

31,277	Opera Software ASA	254,768

23,950	Telecity Group PLC	323,898

8,000	Tencent Holdings Limited	362,886

13,479	United Internet AG	440,405

5,394	Yandex NV, Class A Shares, (2)	175,305
	Total Internet Software & Services	2,849,103
	IT Services – 2.4%

9,673	Amadeus IT Holding SA	332,264

2,734	Cancom SE	91,293

12,750	WireCard AG	393,517
	Total IT Services	817,074
	Life Sciences Tools & Services – 1.0%

1,519	Eurofins Scientific	333,432
	Machinery – 2.6%

5,951	Arcam AB, (2)	430,931

5,018	Duerr AG	335,320

2,500	Zuiko Corporation	154,989
	Total Machinery	921,240
	Media – 6.6%

12,300	Avex Group Holdings Inc.	422,102

34,371	Daily Mail and General Trust PLC	421,694

14,772	IMAX Corporation, (2)	371,959

79,202	Mediaset SpA, (2)	346,234

50,262	Perform Group PLC, (2)	383,835

9,930	Rightmove PLC	367,227
	Total Media	2,313,051
	Oil, Gas & Consumable Fuels – 1.3%

8,307	AltaGas Limited	291,081

7,328	Cameco Corporation	148,829
	Total Oil, Gas & Consumable Fuels	439,910
	Pharmaceuticals – 6.0%

2,908	Bayer AG, Sponsored ADR	337,927

2,021	Novo Nordisk A/S	341,867

1,327	Roche Holdings AG, Sponsored ADR	326,929

6,197	Sanofi-Aventis	319,022

87,500	Shangai Fosun Pharmaceutical Group Company Limited	152,986

5,525	Stada Arzneimittel AG	259,204

Nuveen Investments	35

Portfolio of Investments

Nuveen International Growth Fund (continued)

July 31, 2013

Shares	Description (1)			Value
	Pharmaceuticals (continued)

3,801	Valeant Pharmaceuticals International, (2)			$355,774
	Total Pharmaceuticals			2,093,709
	Professional Services – 1.0%

213,992	Hays PLC			335,627
	Real Estate Investment Trust – 1.1%

46,892	Great Portland Estates PLC			396,620
	Real Estate Management & Development – 1.4%

18,469	Countrywide PLC			171,666

3,502,300	Quality Houses PCL			304,353
	Total Real Estate Management & Development			476,019
	Semiconductors & Equipment – 2.4%

38,848	CSR PLC			336,265

54,494	Infineon Technologies AG			480,939
	Total Semiconductors & Equipment			817,204
	Software – 2.0%

8,871	Aveva Group PLC			324,420

5,416	Open Text Corporation			381,990
	Total Software			706,410
	Specialty Retail – 2.3%

104,836	Howden Joinery Group PLC			460,583

5,200	Jin Company Limited			207,129

100,895	Topps Tiles PLC			133,917
	Total Specialty Retail			801,629
	Textiles, Apparel & Luxury Goods – 1.4%

4,342	Adidas-Salomon AG			484,061
	Tobacco – 1.3%

13,000	Japan Tobacco Inc.			454,754
	Trading Companies & Distributors – 1.0%

31,216	Ashtead Group PLC			335,262
	Wireless Telecommunication Services – 1.4%

7,800	Softbank Corporation			497,110
	Total Common Stocks (cost $29,628,243)			32,783,537

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.0%

$1,384	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $1,384,380, collateralized by $1,410,000 U.S. Treasury Notes, 0.750%, due 12/15/13, value $1,414,800	0.010%	8/01/13	$1,384,379
	Total Short-Term Investments (cost $1,384,379)			1,384,379
	Total Investments (cost $31,012,622) – 98.2%			34,167,916
	Other Assets Less Liabilities – 1.8%			630,543
	Net Assets – 100%			$34,798,459

36	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Assets and Liabilities

July 31, 2013

	Global Growth	Growth	International Growth
Assets
Investments, at value (cost $4,532,641, $24,912,311 and $31,012,622, respectively)	$5,055,612	$33,975,801	$34,167,916
Cash denominated in foreign currencies (cost $544, $— and $—, respectively)	542	—	—
Receivable for:
Dividends and interest	439	9,481	19,492
From Adviser	35,557	—	—
Investments sold	129,455	—	1,302,006
Reclaims	332	—	5,914
Shares sold	519,948	59,565	331,510
Other assets	23,190	11,590	20,971
Total assets	5,765,075	34,056,437	35,847,809
Liabilities
Payable for:
Investments purchased	47,718	300,980	875,242
Shares redeemed	17,830	23,898	104,824
Accrued expenses:
Management fees	—	17,850	15,996
Trustees fees	27	243	244
12b-1 distribution and service fees	707	6,309	1,718
Other	61,126	30,537	51,326
Total liabilities	127,408	379,817	1,049,350
Net assets	$5,637,667	$33,676,620	$34,798,459
Class A Shares
Net assets	$1,031,505	$13,857,664	$7,055,659
Shares outstanding	34,820	539,667	201,703
Net asset value per share	$29.62	$25.68	$34.98
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$31.43	$27.25	$37.11
Class C Shares
Net assets	$360,856	$4,143,388	$144,198
Shares outstanding	12,649	169,921	4,232
Net asset value and offering price per share	$28.53	$24.38	$34.07
Class R3 Shares
Net assets	$507,538	$54,440	$623,550
Shares outstanding	17,347	2,125	17,933
Net asset value and offering price per share	$29.26	$25.62	$34.77
Class I Shares
Net assets	$3,737,768	$15,621,128	$26,975,052
Shares outstanding	124,600	602,693	766,775
Net asset value and offering price per share	$30.00	$25.92	$35.18
Net assets consist of:
Capital paid-in	$4,808,091	$24,608,028	$32,137,365
Undistributed (Over-distribution of) net investment income	(10,751)	(49,607)	127,079
Accumulated net realized gain (loss)	317,489	54,709	(618,874)
Net unrealized appreciation (depreciation)	522,838	9,063,490	3,152,889
Net assets	$5,637,667	$33,676,620	$34,798,459
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Operations

Year Ended July 31, 2013

	Global Growth	Growth	International Growth
Dividend and Interest Income (net of foreign tax withheld of $1,036, $290 and $25,831, respectively)	$25,519	$367,510	$384,386
Expenses
Management fees	21,705	202,090	211,565
12b-1 service fees – Class A	973	32,391	5,683
12b-1 distribution and service fees – Class C	2,506	29,821	724
12b-1 distribution and service fees – Class R3	2,217	407	2,716
Shareholder servicing agent fees and expenses	1,031	27,517	6,605
Custodian fees and expenses	90,405	20,453	133,062
Trustees fees and expenses	249	934	814
Professional fees	17,613	16,652	19,031
Shareholder reporting expenses	54,445	16,467	15,803
Federal and state registration fees	54,648	61,979	53,950
Other expenses	2,945	4,410	3,724
Total expenses before fee waiver/expense reimbursement	248,737	413,121	453,677
Fee waiver/expense reimbursement	(212,032)	(57,509)	(142,310)
Net expenses	36,705	355,612	311,367
Net investment income (loss)	(11,186)	11,898	73,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	367,144	3,429,655	5,321,059
Change in net unrealized appreciation (depreciation) of investments and foreign currency	378,080	2,634,574	1,788,411
Net realized and unrealized gain (loss)	745,224	6,064,229	7,109,470
Net increase (decrease) in net assets from operations	$734,038	$6,076,127	$7,182,489

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Changes in Net Assets

	Global Growth		Growth
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$(11,186)	$(7,842)	$11,898	$21,744
Net realized gain (loss) from investments and foreign currency	367,144	(42,963)	3,429,655	805,554
Change in net unrealized appreciation (depreciation) of investments and foreign currency	378,080	(107,125)	2,634,574	(13,147)
Net increase (decrease) in net assets from operations	734,038	(157,930)	6,076,127	814,151
Distributions to Shareholders
From net investment income:
Class A	—	—	(25,479)	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	(57,442)	(40,098)
From accumulated net realized gains:
Class A	(483)	(61,068)	—	—
Class C	(332)	(62,790)	—	—
Class R3	(646)	(58,992)	—	—
Class I	(1,943)	(58,937)	—	—
Decrease in net assets from distributions to shareholders	(3,404)	(241,787)	(82,921)	(40,098)
Fund Share Transactions
Proceeds from sale of shares	3,191,330	995,254	22,604,396	32,138,125
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,404	239,729	64,427	29,974
	3,194,734	1,234,983	22,668,823	32,168,099
Cost of shares redeemed	(101,065)	(726,805)	(23,142,257)	(42,895,346)
Net increase (decrease) in net assets from Fund share transactions	3,093,669	508,178	(473,434)	(10,727,247)
Net increase (decrease) in net assets	3,824,303	108,461	5,519,772	(9,953,194)
Net assets at the beginning of period	1,813,364	1,704,903	28,156,848	38,110,042
Net assets at the end of period	$5,637,667	$1,813,364	$33,676,620	$28,156,848
Undistributed (Over-distribution of) net investment income at the end of period	$(10,751)	$(6,671)	$(49,607)	$21,416

See accompanying notes to financial statements.

40	Nuveen Investments

	International Growth
	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$73,019	$(5,227)
Net realized gain (loss) from investments and foreign currency	5,321,059	(4,399,485)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,788,411	(657,751)
Net increase (decrease) in net assets from operations	7,182,489	(5,062,463)
Distributions to Shareholders
From net investment income:
Class A	(3,250)	(4,246)
Class C	—	—
Class R3	(256)	(315)
Class I	(111,520)	(122,579)
From accumulated net realized gains:
Class A	—	(366)
Class C	—	(119)
Class R3	—	(119)
Class I	—	(7,086)
Decrease in net assets from distributions to shareholders	(115,026)	(134,830)
Fund Share Transactions
Proceeds from sale of shares	9,914,702	1,609,999
Proceeds from shares issued to shareholders due to reinvestment of distributions	115,010	122,058
	10,029,712	1,732,057
Cost of shares redeemed	(2,828,558)	(7,014,653)
Net increase (decrease) in net assets from Fund share transactions	7,201,154	(5,282,596)
Net increase (decrease) in net assets	14,268,617	(10,479,889)
Net assets at the beginning of period	20,529,842	31,009,731
Net assets at the end of period	$34,798,459	$20,529,842
Undistributed (Over-distribution of) net investment income at the end of period	$127,079	$(9,182)

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (4/09)
2013	$22.68	$(.14)	$7.12	$6.98	$—	$(.04)	$(.04)	$29.62
2012	29.61	(.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2013	22.01	(.30)	6.86	6.56	—	(.04)	(.04)	28.53
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2013	22.46	(.18)	7.02	6.84	—	(.04)	(.04)	29.26
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2013	22.91	(.05)	7.18	7.13	—	(.04)	(.04)	30.00
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17

42	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

30.85%	$1,032	10.14%		(9.24)%	1.42%		(.52)%	218%
(8.43)	68	6.00		(4.85)	1.43		(.28)	150
24.96	428	5.81		(4.49)	1.43		(.10)	143
13.50	343	3.88		(2.55)	1.44		(.11)	136
20.75	302	5.88	*	(3.91)*	1.45	*	.53 *	37

29.83	361	10.03		(9.05)	2.17		(1.19)	218
(9.10)	164	7.04		(5.85)	2.18		(.99)	150
24.02	421	6.56		(5.23)	2.18		(.85)	143
12.67	339	4.63		(3.30)	2.19		(.86)	136
20.50	301	6.64	*	(4.66)*	2.20	*	(.23 )*	37

30.48	508	9.16		(8.18)	1.67		(.69)	218
(8.63)	389	6.94		(5.85)	1.68		(.59)	150
24.63	426	6.06		(4.74)	1.68		(.35)	143
13.26	342	4.13		(2.80)	1.69		(.36)	136
20.65	302	6.14	*	(4.16)*	1.70	*	.28 *	37

31.15	3,738	9.13		(8.16)	1.17		(.20)	218
(8.18)	1,192	7.54		(6.50)	1.18		(.14)	150
25.23	430	5.56		(4.24)	1.18		.15	143
13.79	344	3.63		(2.30)	1.19		.14	136
20.85	302	5.64	*	(3.66)*	1.20	*	.78 *	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/06)
2013	$21.09	$.01	$4.62	$4.63	$(.04)	$—	$(.04)	$25.68
2012	20.23	(.02)	.88	.86	—	—	—	21.09
2011	17.10	.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
Class C (3/06)
2013	20.14	(.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(.16)	.84	.68	—	—	—	20.14
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
Class R3 (3/09)
2013	21.06	(.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(.07)	.89	.82	—	—	—	21.06
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(d)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)
2013	21.29	.05	4.67	4.72	(.09)	—	(.09)	25.92
2012	20.40	.05	.88	.93	(.04)	—	(.04)	21.29
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48

44	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

21.97%	$13,858	1.40%		(.16)%	1.22%		.02%	67%
4.25	12,947	1.31		(.18)	1.23		(.09)	72
18.30	9,599	1.19		.04	1.19		.04	43
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24

21.05	4,143	2.18		(1.02)	1.97		(.81)	67
3.49	1,799	2.07		(.91)	1.98		(.82)	72
17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24

21.65	54	1.63		(.28)	1.47		(.12)	67
4.05	110	1.53		(.42)	1.48		(.37)	72
17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

22.26	15,621	1.16		.04	.97		.23	67
4.59	13,301	1.07		.14	.98		.23	72
18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (4/09)
2013	$26.34	$.10	$8.62	$8.72	$(.08)	$—	$(.08)	$34.98
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	(.10)	26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2013	25.78	(.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2013	26.19	(.06)	8.65	8.59	(.01)	—	(.01)	34.77
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2013	26.49	.09	8.75	8.84	(.15)	—	(.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

33.17%	$7,056	1.93%		(.20)%	1.42%		.31%	358%
(15.58)	906	1.65		(.42)	1.43		(.19)	246
25.16	1,402	3.38		(1.63)	1.43		.32	200
17.42	368	4.70		(3.47)	1.44		.20	185
25.35	314	6.07	**	(3.41)**	1.45	**	1.22 **	49

32.20	144	2.70		(1.14)	2.17		(.61)	358
(16.16)	54	2.43		(1.22)	2.18		(.97)	246
24.20	453	4.85		(3.32)	2.18		(.65)	200
16.57	365	5.45		(4.21)	2.19		(.95)	185
25.10	313	6.82	**	(4.16)**	2.20	**	.46 **	49

32.83	624	2.22		(.77)	1.67		(.21)	358
(15.79)	463	1.89		(.61)	1.68		(.39)	246
24.86	458	4.35		(2.82)	1.68		(.15)	200
17.14	367	4.95		(3.71)	1.69		(.45)	185
25.25	313	6.33	**	(3.66)**	1.70	**	.97 **	49

33.48	26,975	1.72		(.26)	1.17		.29	358
(15.36)	19,107	1.39		(.20)	1.18		.01	246
25.46	28,697	2.05		.20	1.18		1.07	200
17.70	369	4.45		(3.22)	1.19		.05	185
25.45	314	5.83	**	(3.30)**	1.20	**	1.33 **	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) formerly Nuveen Santa Barbara Global Growth Fund, Nuveen Growth Fund (“Growth”) formerly Nuveen Santa Barbara Growth Fund and Nuveen International Growth Fund (“International Growth”) formerly Nuveen Santa Barbara International Growth Fund. (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Effective March 1, 2013, there was an internal reorganization (the “Internal Reorganization”) of certain investment personnel and Fund management responsibilities between the Funds’ sub-adviser, Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser. In connection with the Internal Reorganization, NAM became the Funds’ sub-adviser and the Funds’ names changed as mentioned previously. There were no changes to the Funds’ investment objectives or policies. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser entered into sub-advisory agreements with Santa Barbara and NAM, under which Santa Barbara, from August 1, 2012 through February 28, 2013, and NAM, beginning on March 1, 2013, managed the investment portfolios of the Funds.

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities. Although the Fund concentrates its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

48	Nuveen Investments

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the

Nuveen Investments	49

Notes to Financial Statements (continued)

security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$4,920,041	$—	$—	$4,920,041
Short-Term Investments:
Repurchase Agreements	—	135,571	—	135,571
Total	$4,920,041	$135,571	$—	$5,055,612

Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$32,262,911	$—	$—	$32,262,911
Short-Term Investments:
Repurchase Agreements	—	1,712,890	—	1,712,890
Total	$32,262,911	$1,712,890	$—	$33,975,801

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$32,783,537	$—	$—	$32,783,537
Short-Term Investments:
Repurchase Agreements	—	1,384,379	—	1,384,379
Total	$32,783,537	$1,384,379	$—	$34,167,916
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for

50	Nuveen Investments

investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2013.

Nuveen Investments	51

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange-traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange’s clearinghouse.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Growth
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	31,796	$838,084	573	$14,900
Class C	6,387	160,332	7,790	180,912
Class R3	—	—	—	—
Class I	75,079	2,192,914	36,113	799,442
Shares issued to shareholders due to reinvestment of distributions:
Class A	20	483	2,933	61,068
Class C	14	332	2,993	60,733
Class R3	27	646	2,858	58,992
Class I	79	1,943	2,808	58,936
	113,402	3,194,734	56,068	1,234,983
Shares redeemed:
Class A	(7)	(163)	(14,950)	(322,495)
Class C	(1,198)	(31,977)	(17,812)	(373,763)
Class R3	—	—	—	—
Class I	(2,592)	(68,925)	(1,335)	(30,547)
	(3,797)	(101,065)	(34,097)	(726,805)
Net increase (decrease)	109,605	$3,093,669	21,971	$508,178

52	Nuveen Investments

	Growth
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	547,147	$12,091,499	1,197,292	$24,083,883
Class C	104,514	2,275,099	59,166	1,180,810
Class R3	277	6,085	2,543	52,878
Class I	355,900	8,231,713	332,495	6,820,554
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,083	23,208	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,909	41,219	1,505	29,974
	1,010,830	22,668,823	1,593,001	32,168,099
Shares redeemed:
Class A	(622,316)	(13,680,774)	(1,057,963)	(21,189,824)
Class C	(23,903)	(533,265)	(55,205)	(1,043,084)
Class R3	(3,352)	(75,935)	—	—
Class I	(379,883)	(8,852,283)	(1,022,486)	(20,662,438)
	(1,029,454)	(23,142,257)	(2,135,654)	(42,895,346)
Net increase (decrease)	(18,624)	$(473,434)	(542,653)	$(10,727,247)

	International Growth
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	195,326	$6,628,123	8,678	$236,002
Class C	2,149	70,742	—	—
Class R3	511	15,903	5,098	140,231
Class I	101,639	3,199,934	47,784	1,233,766
Shares issued to shareholders due to reinvestment of distributions:
Class A	109	3,234	189	4,613
Class C	—	—	5	119
Class R3	9	256	18	434
Class I	3,750	111,520	4,756	116,892
	303,493	10,029,712	66,528	1,732,057
Shares redeemed:
Class A	(28,122)	(946,759)	(19,235)	(481,492)
Class C	—	—	(12,643)	(306,465)
Class R3	(272)	(7,644)	(2,138)	(58,277)
Class I	(59,854)	(1,874,155)	(241,847)	(6,168,419)
	(88,248)	(2,828,558)	(275,863)	(7,014,653)
Net increase (decrease)	215,245	$7,201,154	(209,335)	$(5,282,596)
5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the fiscal year ended July 31, 2013, were as follows:

	Global Growth	Growth	International Growth
Purchases	$8,147,401	$19,507,385	$96,157,210
Sales	5,738,836	19,800,071	91,008,268

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	53

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Growth	Growth	International Growth
Cost of investments	$4,547,242	$25,047,115	$31,182,516
Gross unrealized:
Appreciation	$565,366	$9,389,188	$3,822,403
Depreciation	(56,996)	(460,502)	(837,003)
Net unrealized appreciation (depreciation) of investments	$508,370	$8,928,686	$2,985,400

Permanent differences, primarily due to foreign currency reclassifications, adjustments for passive foreign investment companies and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ tax year end, as follows:

	Global Growth	Growth	International Growth
Capital paid-in	$—	$—	$70,612
Undistributed (Over-distribution of) net investment income	7,106	—	178,268
Accumulated net realized gain (loss)	(7,106)	—	(248,880)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ tax year end, were as follows:

	Global Growth	Growth	International Growth
Undistributed net ordinary income[1]	$193,686	$5,889	$270,141
Undistributed net long-term capital gains	127,650	189,511	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Global Growth	Growth	International Growth
Distributions from net ordinary income[1]	$—	$82,921	$115,026
Distributions from net long-term capital gains[2]	3,404	—	—

2012	Global Growth	Growth	International Growth
Distributions from net ordinary income[1]	$124,996	$40,098	$134,830
Distributions from net long-term capital gains	116,791	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2013.

As of July 31, 2013, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

International Growth
Not subject to expiration:
Short-term losses	$592,044
Long-term losses	—
Total	$592,044

During the Funds’ tax year ended July 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Growth	International Growth
Utilized capital loss carryforwards	$2,027,866	$3,664,725

54	Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Growth
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	55,496
[3]	Capital losses incurred from November 1, 2012 through July 31, 2013, the Fund’s tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through July 31, 2013, and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Effective March 1, 2013, in connection with the Internal Reorganization, NAM replaced Santa Barbara as the sub-adviser to the Funds. NAM is compensated for its services to the Funds from the management fees paid to the Adviser, which remain unchanged.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Growth Fund-Level Fee Rate	Growth Fund-Level Fee Rate	International Growth Fund-Level Fee Rate
For the first $125 million	.6500%	.5000%	.6500%
For the next $125 million	.6375	.4875	.6375
For the next $250 million	.6250	.4750	.6250
For the next $500 million	.6125	.4625	.6125
For the next $1 billion	.6000	.4500	.6000
For net assets over $2 billion	.5750	.4250	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.200%	November 30, 2013	1.450%
Growth	1.000	November 30, 2013	1.400
International Growth	1.200	November 30, 2013	1.450

Nuveen Investments	55

Notes to Financial Statements (continued)

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	Growth	International Growth
Sales charges collected (Unaudited)	$2,233	$34,657	$8,370
Paid to financial intermediaries (Unaudited)	2,086	30,525	7,666

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	Growth	International Growth
Commission advances (Unaudited)	$1,374	$19,595	$2,617

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Global Growth	Growth	International Growth
12b-1 fees retained (Unaudited)	$740	$15,835	$629

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2013, as follows:

	Global Growth	Growth	International Growth
CDSC retained (Unaudited)	$40	$1,014	$1,500

As of July 31, 2013, Nuveen owned shares of the Funds as follows:

	Global Growth	Growth	International Growth
Class A Shares	2,345	—	—
Class C Shares	—	—	2,083
Class R3 Shares	17,347	2,125	14,732
Class I Shares	48,870	—	27,135

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

9. Subsequent Events

Fiscal Year End Change

Effective August 1, 2013, Growth’s fiscal year end changed from July 31st to August 31st, as approved by the Fund’s Board of Trustees.

56	Nuveen Investments

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

Nuveen Investments	57

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

Nuveen Investments	59

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

60	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent

Nuveen Investments	61

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer

62	Nuveen Investments

Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Funds which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen International Growth Fund (the “International Growth Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods. In addition, they noted that the Nuveen Global Growth Fund (the “Global Growth Fund”) had satisfactory performance compared to its peers, performing in the second or third quartile over various periods. With respect to the Nuveen Growth Fund (the “Growth Fund”), the Independent Board Members observed that such Fund had lagged its peers and benchmarks over various periods. In this regard, the Growth Fund performed in the fourth quartile for the one-year period and third quartile for the three- and five-year periods and underperformed its benchmark for the one-, three- and five-year periods. Such Fund, however, outperformed its benchmark and was in the second quartile for the quarter ending March 31, 2013.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board noted certain changes to the investment personnel and sub-adviser to the Growth Fund. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the Growth Fund, in particular, as well as any further steps proposed or taken to address performance issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory, subject to the exception noted above.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In

Nuveen Investments	63

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used

64	Nuveen Investments

for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	65

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

66	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Growth Fund	100%	100%
Nuveen International Growth Fund	0%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	67

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NAM2-0713P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Growth Fund	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 25, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Growth Fund

Nuveen International Growth Fund

Tracy Stouffer, CFA, and Nancy Crouse, CFA, serve as co-managers of the Nuveen Global Growth Fund. Tracy Stouffer also serves as portfolio manager for the Nuveen International Growth Fund.

Here the portfolio managers discuss the key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2014.

How did the Funds perform during the six-month reporting period ended January 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year and since inception periods ended January 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2014? How did these strategies influence performance?

Nuveen Global Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI World Index and the Lipper classification average during the six-month reporting period ended January 31, 2014.

The Fund’s investment process starts with the identification of nine to ten durable investment themes that describe global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. We then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well-diversified portfolio.

The Nuveen Global Growth Fund experienced widespread strength during the reporting period; therefore, very few areas detracted meaningfully from its performance. Approximately 91% of the Fund’s portfolio was invested in stocks from developed market countries and 5% in stocks from emerging markets over the period. In terms of country contribution, the Fund’s positions in the U.S., Germany, the U.K. and Sweden benefited results the most on a relative basis. The Fund had no countries that significantly detracted versus the MSCI World Index. At the sector level, the Fund

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

experienced favorable relative performance in all ten economic sectors, with particular strength found in industrials, information technology, consumer staples and consumer discretionary. Stock selection also aided Fund results during the reporting period with our U.S. holdings, in aggregate, showing the strongest returns.

The Fund’s top individual contributors were found in the 3D printing or “additive manufacturing” industry including: Arcam AB, and 3D Systems Corporation. Germany-based Voxeljet, which was listed during the fourth quarter of 2013, was the Fund’s best performing stock during the six-month reporting period. The company produces on-demand parts for a variety of end markets including the automotive, aerospace, engineering and consumer products industries. Voxeljet distinguishes itself from competitors by producing sand molds, while it also has the largest build capacity for industrial printers. Swedish firm Arcam continued to be a strong contributor to the Fund’s returns. Arcam sets itself apart from the competition through the use of its patented Electron Beam Melting (EBM) technology, which is faster and wastes much less material than the more typical laser-based processes. Also, U.S.-based 3D Systems saw strong price performance as investors were willing to pay more highly for the company’s future growth potential, which became more visible and well understood. This diversified company has the ability to meet the needs of consumer and industrial customers using its machines and services to manufacture parts comprised of various materials. Rounding out the Fund’s top five contributors were two other U.S. firms, Constellation Brands, Inc. and ServiceNow, Inc. Constellation Brands, a global producer and distributor of wine, beer and spirits reported strong quarterly results and upbeat guidance during the reporting period. While already the world’s largest premium wine company owing to brands such as Robert Mondavi and Clos du Bois, Constellation also benefited from growth initiatives including the recent acquisition of Grupo Modelo’s U.S. beer business from Anheuser-Busch. In addition, ServiceNow, which helps businesses automate and manage their IT services in the cloud, performed well as earnings soundly beat analysts’ estimates. The company is benefiting from the expanding migration of businesses toward more economical, off-premise cloud technology and away from on-premise hardware and software.

Although nearly all of our country and sector themes were successful during the reporting period, the Fund did have several individual holdings that underperformed. For example, the stock price for Perform Group plc, a leading U.K. digital marketing company, fell significantly over the six-month period. Perform had previously benefited from a number of growth drivers including online betting, online video consumption and the use of digital sports content. However, the company issued a profit warning due to advertising and sponsorship weakness in the fourth quarter of 2013, resulting in earnings estimate and price target downgrades. We continue to like Perform and maintain the Fund’s position as we await a catalyst for the stock. Also, shares of Hertz Global Holdings, Inc., one of the few remaining independent car and equipment rental companies, came under pressure during the period. Weakness in airport rental volumes, especially from business travelers, caused Hertz to lower its guidance for 2013 revenue and profit, sending its stock price lower. We sold the Fund’s position in Hertz based on this weakness. Finally, the Fund’s modest cash position was a drag on results in the strongly advancing market environment over the majority of the six-month reporting period.

Regarding sectors, we continue to favor and overweight consumer discretionary, information technology and industrials in the Fund, while underweighting energy, financials and consumer staples. We have selectively added to several thematic areas where we have the highest conviction including: the digital economy, lifestyles of health and sustainability, and energy efficiency, particularly light-emitting diode (LED) lighting. In terms of the digital economy, we initiated a position in French online advertising firm Criteo SA in the Fund. Criteo is involved in the cutting edge area of Internet advertising and analytics called programmatic ad display. The company works with online retailers to deliver personalized advertisements to consumers that have previously visited a website. We also purchased U.S.-based technology company LifeLock Inc., which operates a very successful subscriber-based model offering a variety of identity theft protection and credit monitoring services.

6	Nuveen Investments

In the area of health and sustainability, we continue to emphasize companies that we believe will benefit from the demographic shift toward eating healthy and living longer. For example, the Fund owns positions in Hain Celestial Group, Inc., a producer of natural and organic foods and personal care products; WhiteWave Foods Company, the maker of Silk almond milk and Horizon organic milk; Boulder Brands, a producer of gluten-free and heart-healthy foods; and Eurofins Scientific Societe Europeenne, a world leader in food and biopharmaceutical product testing.

In the energy efficiency area, we added two beneficiaries of the shift to LED lighting. We believe the LED lighting industry has hit its optimal level as the government phase-out of incandescent light bulbs is upon us, while LED products have become much more cost efficient. In fact, estimates call for more than one billion LED light bulbs to be sold this year. We purchased positions in OSRAM Licht AG, a German LED light bulb manufacturer and Rubicon Technology, Inc., the largest listed manufacturer of sapphire substrates. Rubicon is benefiting from the rapid growth in demand for these sapphire substrates, which are used to make LEDs, but are also increasingly being used by smartphone makers as covers for home buttons and camera lenses. We also initiated some positions in companies involved in the transport of liquefied petroleum gas (LPG) as well as component companies that are in the LPG supply chain. We believe these stocks will be the primary beneficiaries of rising LPG supply due to U.S. shale extraction and increasing trade in petrochemicals that use LPG as feedstock, primarily in China. For example, we bought BW LPG Ltd., a Norwegian LPG transport company that was newly issued toward the end of 2013. We believe BW LPG will benefit from rising freight costs as propane demand increases for heating purposes due to the unusually cold winter weather and for use as feedstock in China’s current build-out of plastic plants.

Nuveen International Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI EAFE Index and the Lipper classification average during the six-month reporting period ended January 31, 2014.

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well diversified portfolio.

The Nuveen International Growth Fund experienced strong results over the six-month reporting period and had very few areas that detracted in any meaningful way. Approximately 86% of the Fund’s portfolio was invested in stocks from developed market countries and 12% in stocks from emerging markets over the reporting period. In terms of country contribution, the Fund’s positions in Germany, the U.K., Sweden and Norway were the largest positive contributors to performance on a relative basis. The only country that significantly detracted versus the MSCI EAFE Index was Japan. At the sector level, the Fund experienced favorable relative results in all ten economic sectors, with the most notable outperformance found in industrials, financials, information technology and health care. Stock selection, in aggregate, was also very beneficial during the reporting period.

Several of the Fund’s top individual contributors included: Voxeljet AG ADR, Arcam AB, Investment AB Kinnevik and Valeant Pharmaceuticals International, Inc. German 3D printing or “additive manufacturing” company Voxeljet, which was listed during the fourth quarter of 2013, was the Fund’s best performing stock during the six-month reporting

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

period. Voxeljet produces on-demand parts for a variety of end markets including the automotive, aerospace, engineering and consumer products industries. The company distinguishes itself from competitors by producing sand molds, while it also has the largest build capacity for industrial printers. Another 3D printing company, Swedish firm Arcam, continued to be a strong contributor to the Fund’s returns. Arcam sets itself apart from the competition through the use of its patented Electron Beam Melting (EBM) technology, which is faster and wastes much less material than the more typical laser-based processes. The Fund also benefited from its position in Swedish holding company Kinnevik, which owns stakes in a number of strategic companies including several online retailers with heavy exposure to emerging markets and Europe. One of Kinnevik’s most successful holdings is Germany-based Zalando, Europe’s leading online retailer of shoes and fashion items. Finally, the Fund’s position in a Canadian specialty pharmaceutical company, Valeant Pharmaceuticals, was a strong performer during the reporting period. The company develops and markets a vast array of prescription, generic and over-the-counter products with special emphasis in the areas of dermatology, urology and eye health. Valeant Pharmaceuticals has been extremely successful with its acquisition strategy, including the recent purchase of Bausch & Lomb, as it streamlines the businesses while increasing its prominence.

Although nearly all of our country and sector themes were successful during the reporting period, the Fund did have several individual holdings that underperformed. The most significant detractor to relative performance was Perform Group plc, a leading U.K. digital marketing company. Perform had previously benefited from a number of growth drivers including online betting, online video consumption and the use of digital sports content. However, the company issued a profit warning due to advertising and sponsorship weakness in the fourth quarter of 2013, resulting in earnings estimate and price target downgrades. We continue to like Perform and maintain the Fund’s position as we await a catalyst for the stock. Shares of Sanrio Company, Ltd., the Japanese company famous for its “Hello Kitty” brand, were also weak. Investors grew concerned over Sanrio’s North American profit momentum as well as share overhang from its recent stock placement. Likewise, another of the Fund’s Japanese holdings, Jin Co., Ltd., disappointed during the reporting period. Jin manufacturers moderately priced, high fashion eyewear targeted to a younger audience. The company had previously benefited from the success of its glasses that help prevent eye damage by reducing blue light from PC screens. However, Jin recently announced a sharp downward revision to its earnings forecasts, causing investors to question the sustainability of its profit margins and growth rate due to a decline in the popularity of PC glasses as well as generally decreased demand for corrective lens. We sold out of the Fund’s positions in both Sanrio and Jin during the reporting period. In addition, the Fund’s modest cash position was a drag on results in the strongly advancing market environment over the majority of the six-month reporting period.

Within sectors, we continue to favor and overweight industrials, technology, consumer discretionary and health care in the Fund, while underweighting energy and maintaining very minimal exposure to consumer staples. We have selectively added to several thematic areas where we have the highest conviction including the digital economy and energy efficiency, particularly light-emitting diode (LED) lighting. In terms of the digital economy, we initiated a position in French online advertising firm Criteo SA in the Fund. Criteo is involved in the cutting edge area of Internet advertising and analytics called programmatic ad display. The company works with online retailers to deliver personalized advertisements to consumers that have previously visited a website. We also added a position in a company from Spain called Let’s Gowex SA. This firm works with local governments, businesses and transportation authorities to link public networks together to create free Wi-Fi cities that are funded by advertising. Also, we own U.K.-based Ocado Group plc, the largest and only successful online food retailer in the world. Because Ocado does not have actual grocery store locations, the company has inherent advantages including lower capital density, less waste, enhanced automation and greater efficiency.

8	Nuveen Investments

In the energy efficiency area, we added several beneficiaries of the shift to LED lighting. We believe the LED lighting industry has hit its optimal level as the government phase-out of incandescent light bulbs is upon us, while LED products have become way more cost efficient. In fact, estimates call for more than one billion LED light bulbs to be sold this year. Therefore, we purchased positions in a German LED light bulb manufacturer, OSRAM Licht AG, and a Taiwanese LED chip and epiwafer manufacturing company, Epistar Corp. We also initiated some positions in companies involved in the transport of liquefied petroleum gas (LPG) as well as component companies that are in the LPG supply chain. We believe these stocks will be the primary beneficiaries of rising LPG supply due to U.S. shale extraction and increasing trade in petrochemicals that use LPG as feedstock, primarily in China. For example, we bought a position in BW LPG Ltd., a Norwegian LPG transport company that was newly issued toward the end of 2013. We believe this company will benefit from rising freight costs as propane demand increases for heating purposes due to the unusually cold winter weather and for use as feedstock in China’s current build-out of plastic plants.

Nuveen Investments	9

Risk

Considerations

Nuveen Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	19.05%	35.83%	20.57%
Class A Shares at maximum Offering Price	12.21%	28.02%	19.08%
MSCI World Index**	6.88%	16.07%	15.71%
Lipper Global Multi-Cap Growth Funds Classification Average**	8.46%	16.95%	16.36%

Class C Shares	18.62%	34.78%	19.67%
Class R3 Shares	18.88%	35.40%	20.26%
Class I Shares	19.18%	36.11%	20.86%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	29.33%	44.98%	21.37%
Class A Shares at maximum Offering Price	21.89%	36.65%	19.84%
Class C Shares	28.86%	43.91%	20.46%
Class R3 Shares	29.18%	44.62%	21.07%
Class I Shares	29.51%	45.32%	21.67%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	10.14%	10.03%	9.16%	9.13%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	17.66%	31.16%	20.51%
Class A Shares at maximum Offering Price	10.90%	23.62%	19.02%
MSCI EAFE Index**	7.51%	11.93%	13.26%
Lipper International Multi-Cap Growth Funds Classification Average**	5.77%	10.03%	13.33%

Class C Shares	17.23%	30.18%	19.63%
Class R3 Shares	17.52%	30.80%	20.20%
Class I Shares	17.81%	31.45%	20.80%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	29.00%	41.37%	21.72%
Class A Shares at maximum Offering Price	21.58%	33.24%	20.20%
Class C Shares	28.54%	40.30%	20.83%
Class R3 Shares	28.80%	41.00%	21.41%
Class I Shares	29.14%	41.69%	22.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.93%	2.70%	2.22%	1.72%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Holding

Summaries January 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.6%
Short-Term Investments	5.5%
Other Assets Less Liabilities	(3.1)%

Country Allocation

(% of net assets)

United States	56.1%
United Kingdom	10.8%
Japan	5.8%
France	4.8%
Germany	3.6%
Canada	3.0%
Sweden	2.5%
Denmark	2.3%
Spain	2.2%
Luxembourg	1.9%
Norway	1.7%
Other Countries	8.4%
Other Assets Less Liabilities	(3.1)%

Portfolio Composition

(% of net assets)

Media	7.1%
Software	6.8%
Commercial Banks	6.5%
Internet Software & Services	5.8%
Biotechnology	5.2%
Electrical Equipment	4.7%
Hotels, Restaurants & Leisure	3.8%
IT Services	3.8%
Pharmaceuticals	3.6%
Health Care Equipment & Supplies	3.6%
Internet & Catalog Retail	3.5%
Real Estate Management & Development	3.4%
Oil, Gas & Consumable Fuels	3.4%
Food Products	3.1%
Communications Equipment	2.4%
Household Durables	2.2%
Construction Materials	2.0%
Aerospace & Defense	1.8%
Wireless Telecommunication Services	1.8%
Electronic Equipment & Instruments	1.8%
Semiconductors & Equipment	1.7%
Other Industries	19.6%
Short-Term Investments	5.5%
Other Assets Less Liabilities	(3.1)%

Top Five Common Stock Holdings

(% of net assets)

Gilead Sciences, Inc.	2.3%
Visa Inc.	2.0%
Priceline.com Incorporated	1.8%
Las Vegas Sands	1.6%
Twenty First Century Fox Inc., Class B Shares	1.5%

14	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen International Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	92.5%
Short-Term Investments	5.5%
Other Assets Less Liabilities	2.0%

Country Allocation

(% of net assets)

United Kingdom	21.4%
Japan	13.0%
Germany	10.4%
United States	5.5%
Canada	6.0%
France	5.8%
Taiwan	4.3%
China	4.1%
Denmark	3.2%
Sweden	3.0%
Norway	2.7%
Other Countries	18.6%
Other Assets Less Liabilities	2.0%

Portfolio Composition

(% of net assets)

Internet Software & Services	8.6%
Machinery	6.0%
Pharmaceuticals	5.7%
Commercial Banks	5.4%
Media	5.3%
Real Estate Management & Development	4.6%
IT Services	4.4%
Semiconductors & Equipment	3.6%
Textiles, Apparel & Luxury Goods	3.4%
Communications Equipment	3.2%
Hotels, Restaurants & Leisure	2.6%
Software	2.5%
Oil, Gas & Consumable Fuels	2.5%
Biotechnology	2.4%
Construction Materials	2.3%
Capital Markets	2.1%
Internet & Catalog Retail	2.1%
Insurance	2.0%
Aerospace & Defense	1.9%
Airlines	1.7%
Wireless Telecommunication Services	1.5%
Short-Term Investments	5.5%
Other Industries	18.7%
Other Assets Less Liabilities	2.0%

Top Five Common Stock Holdings

(% of net assets)

WireCard AG	1.8%
Galaxy Entertainment Group Limited	1.8%
EasyJet PLC	1.7%
Alcatel-Lucent	1.6%
Novo Nordisk A/S	1.6%

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,190.50	$1,186.20	$1,188.80	$1,191.80	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.84	$11.96	$9.21	$6.46	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen International Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,176.60	$1,172.30	$1,175.20	$1,178.10	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.79	$11.88	$9.16	$6.42	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Global Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.6%

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 1.8%

3,026	DigitalGlobe Inc., (2)	$115,533

1,853	European Aeronautic Defence & Space Company, (3)	131,276
	Total Aerospace & Defense	246,809

	Airlines – 1.4%

6,093	Delta Air Lines, Inc.	186,507

	Automobiles – 0.6%

18,000	Mazda Motor Corporation, (2), (3)	86,331

	Beverages – 1.0%

1,789	Constellation Brands, Inc., Class A, (2)	137,163

	Biotechnology – 5.2%

1,367	Celgene Corporation, (2)	207,688

3,807	Gilead Sciences, Inc., (2)	307,035

3,551	Grifols SA	140,655

10,284	Mesoblast Limited, (2), (3)	52,925
	Total Biotechnology	708,303

	Building Products – 1.0%

3,005	Fortune Brands Home & Security	135,405

	Capital Markets – 0.8%

8,056	WisdomTree Investments Inc., (2)	113,751

	Commercial Banks – 6.5%

37,158	Barclays PLC, (3)	165,883

1,942	First Republic Bank of San Francisco	94,245

115,351	Lloyds TSB Group PLC, (2), (3)	157,309

1,019	Signature Bank, (2)	124,379

19,519	Sumitomo Mitsui Financial Group	181,917

1,356	SVB Financial Group, (2)	152,184
	Total Commercial Banks	875,917

	Communications Equipment – 2.4%

38,254	Alcatel-Lucent, (2), (3)	153,003

24,113	Nokia Oyj, (2)	166,862
	Total Communications Equipment	319,865

Nuveen Investments	17

Nuveen Global Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Computers & Peripherals – 1.3%

2,242	3D Systems Corporation, (2)	$174,271

	Construction Materials – 2.0%

1,929	Caesarstone Sdot- Yam Ltd.	87,422

2,408	Eagle Materials Inc.	189,630
	Total Construction Materials	277,052

	Diversified Consumer Services – 1.1%

7,539	LifeLock, Incorporated, (2)	153,871

	Diversified Financial Services – 1.1%

3,643	Investment AB Kinnevik, Class B Shares, (3)	142,785

	Diversified Telecommunication Services – 1.2%

6,881	Let’s Gowex SA	161,479

	Electrical Equipment – 4.7%

2,757	Generac Holdings Inc.	132,694

2,116	OSRAM Licht AG, (2), (3)	123,669

7,112	PowerSecure International, Inc., (2)	137,262

1,579	Rockwell Automation, Inc.	181,332

884	Solarcity Corporation, (2)	65,496
	Total Electrical Equipment	640,453

	Electronic Equipment & Instruments – 1.8%

19,000	Delta Electronics Inc., (3)	103,984

4,178	Trimble Navigation Limited, (2)	135,075
	Total Electronic Equipment & Instruments	239,059

	Food Products – 3.1%

8,215	Boulder Brands Inc., (2)	117,803

1,928	Hain Celestial Group Inc., (2)	177,164

5,397	WhiteWave Foods Company, (2)	130,661
	Total Food Products	425,628

	Health Care Equipment & Supplies – 3.6%

85,311	GI Dynamics Inc., (2), (3)	61,535

5,650	GN Store Nord A/S, (3)	134,177

4,580	Insulet Corporation, (2)	196,940

2,094	ResMed Inc.	91,319
	Total Health Care Equipment & Supplies	483,971

	Health Care Providers & Services – 1.1%

3,039	Catamaran Corporation, (2)	147,756

	Hotels, Restaurants & Leisure – 3.8%

18,000	Galaxy Entertainment Group Limited, (2), (3)	175,942

2,751	Las Vegas Sands	210,507

2,051	Whitbread PLC, (3)	126,292
	Total Hotels, Restaurants & Leisure	512,741

18	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 2.2%

1,081	Mohawk Industries Inc., (2)	$153,697

1,030	Whirlpool Corporation	137,299
	Total Household Durables	290,996

	Internet & Catalog Retail – 3.5%

1,088	ASOS PLC, (2), (3)	111,604

9,900	Ocado Group PLC, (2), (3)	84,943

1,100	Oisix Company Limited, (2), (3)	43,685

208	Priceline.com Incorporated, (2)	238,137
	Total Internet & Catalog Retail	478,369

	Internet Software & Services – 5.8%

38,567	Blinkx PLC, (2), (3)	80,580

4,335	Criteo SA, (2)	152,549

4,100	F@N Communications Inc., (3)	164,279

790	LinkedIn Corporation, Class A Shares, (2)	170,016

4,997	Opera Software ASA, (3)	68,319

2,200	Tencent Holdings Limited, WI/DD, (3)	154,100
	Total Internet Software & Services	789,843

	IT Services – 3.8%

2,231	Cancom SE, (3)	99,200

1,251	Visa Inc.	269,503

3,226	WireCard AG, (3)	140,999
	Total IT Services	509,702

	Leisure Equipment & Products – 0.9%

6,109	Samchuly Bicycle Company Limited, (3)	120,728

	Life Sciences Tools & Services – 0.6%

330	Eurofins Scientific, (3)	83,947

	Machinery – 1.4%

4,507	Arcam AB, (2), (3)	194,714

	Media – 7.1%

2,428	Discovery Communications Inc., Class A Shares, (2)	193,706

2,921	JC Decaux SA, (3)	124,564

5,115	Lions Gate Entertainment Corporation, Equity	165,368

7,462	Perform Group PLC, (2)	30,360

2,561	Rightmove PLC, (3)	106,558

4,138	SES SA, (3)	132,887

6,734	Twenty First Century Fox Inc., Class B Shares	210,370
	Total Media	963,813

Nuveen Investments	19

Nuveen Global Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 3.4%

15,067	BW LPG Limited, (2)	$167,412

11,000	Canacol Energy Limited, (2)	68,741

650	Pioneer Natural Resources Company	110,058

1,333	Range Resources Corporation	114,891
	Total Oil, Gas & Consumable Fuels	461,102

	Pharmaceuticals – 3.6%

4,359	Novo Nordisk AS, Class B	172,551

2,690	Shire plc, ADR, (3)	134,248

1,500	Sosei Group Corporation, (2), (3)	57,974

953	Valeant Pharmaceuticals International, (2)	129,265
	Total Pharmaceuticals	494,038

	Real Estate Management & Development – 3.4%

29,519	Foxtons Group PLC, (2), (3)	169,566

76,000	Global Logistic Properties Limited, WI/DD, (3)	166,343

4,000	Mitsui Fudosan Co., Ltd, (3)	126,317
	Total Real Estate Management & Development	462,226

	Road & Rail – 1.6%

445	Canadian Pacific Railway Limited	67,409

7,107	Swift Transportation Company, (2)	154,933
	Total Road & Rail	222,342

	Semiconductors & Equipment – 1.7%

8,413	ARM Holdings PLC, (3)	128,428

9,712	Rubicon Technology Inc., (2)	106,541
	Total Semiconductors & Equipment	234,969

	Software – 6.8%

106,371	Monitise PLC, (2), (3)	116,148

1,382	Open Text Corporation	136,680

2,705	ServiceNow Inc., (2)	171,578

1,566	Splunk Inc., (2)	120,629

2,456	Tableau Software Inc., Class A, (2)	198,494

1,132	Ultimate Software Group, Inc., (2)	184,776
	Total Software	928,305

	Specialty Retail – 0.4%

10,549	Howden Joinery Group PLC, (3)	59,406

	Textiles, Apparel & Luxury Goods – 1.6%

1,074	Adidas-Salomon AG, (3)	119,742

1,147	Michael Kors Holdings Limited, (2)	91,680
	Total Textiles, Apparel & Luxury Goods	211,422

20	Nuveen Investments

Shares	Description (1)			Value

	Trading Companies & Distributors – 1.5%

2,478	United Rentals Inc., (2)			$200,569

	Transportation Infrastructure – 1.0%

26,300	Airports of Thailand PCL, (3)			136,424

	Wireless Telecommunication Services – 1.8%

1,220	Millicom International Cellular SA, (3)			118,573

1,700	Softbank Corporation, (3)			123,074
	Total Wireless Telecommunication Services			241,647
	Total Long-Term Investments (cost $11,920,440)			13,253,679

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.5%

$753	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $752,856, collateralized by $715,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $772,200	0.000%	2/03/14	$752,856
	Total Short-Term Investments (cost $752,856)			752,856
	Total Investments (cost $12,673,296) – 103.1%			14,006,535
	Other Assets Less Liabilities – (3.1)%			(426,151)
	Net Assets – 100%			$13,580,384

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	21

Nuveen International Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 92.5%

	COMMON STOCKS – 92.5%

	Aerospace & Defense – 1.9%

1,324,000	AviChina Industry & Technology Company Limited, (3)	$775,204

22,548	European Aeronautic Defence & Space Company, (3)	1,597,419
	Total Aerospace & Defense	2,372,623

	Airlines – 1.7%

78,372	EasyJet PLC, (3)	2,116,802

	Automobiles – 1.4%

12,094	Daimler AG, (3)	1,010,161

161,000	Mazda Motor Corporation, (2), (3)	772,179
	Total Automobiles	1,782,340

	Biotechnology – 2.4%

19,654	Genmab AS, (2), (3)	782,527

44,010	Grifols SA	1,743,236

96,986	Mesoblast Limited, (2), (3)	499,125
	Total Biotechnology	3,024,888

	Capital Markets – 2.1%

147,000	Daiwa Securities Group Inc., (3)	1,363,337

49,028	Hargreaves Lansdown PLC, (3)	1,195,867
	Total Capital Markets	2,559,204

	Commercial Banks – 5.4%

437,713	Barclays PLC, (3)	1,954,060

87,785	Commerzbank AG, (2), (3)	1,486,016

920,595	Lloyds TSB Group PLC, (2), (3)	1,255,453

211,537	Sumitomo Mitsui Financial Group	1,971,525
	Total Commercial Banks	6,667,054

	Communications Equipment – 3.2%

505,427	Alcatel-Lucent, (2), (3)	2,021,542

279,775	Nokia Oyj, (2)	1,936,043
	Total Communications Equipment	3,957,585

	Construction & Engineering – 0.7%

82,000	Nichireki Company Limited, (3)	919,089

	Construction Materials – 2.3%

20,628	Caesarstone Sdot- Yam Ltd.	934,861

24,957	HeidelbergCement AG, (3)	1,852,291
	Total Construction Materials	2,787,152

22	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 1.2%

37,520	Investment AB Kinnevik, Class B Shares, (3)	$1,470,568

	Diversified Telecommunication Services – 1.0%

54,078	Let’s Gowex SA	1,269,069

	Electrical Equipment – 1.1%

22,261	OSRAM Licht AG, (2), (3)	1,301,034

	Electronic Equipment & Instruments – 0.7%

158,000	Delta Electronics Inc., (3)	864,710

	Food & Staples Retailing – 1.0%

16,200	Alimentation Couche-Tard B Shares	1,195,200

	Food Products – 1.0%

2,165,000	China Modern Dairy Holdings Limited, (2), (3)	715,173

829,000	Labixiaoxin Snacks Group Limited	533,888
	Total Food Products	1,249,061

	Health Care Equipment & Supplies – 0.9%

47,542	GN Store Nord A/S, (3)	1,129,037

	Health Care Providers & Services – 1.3%

10,583	Fresenius SE & Company KGaA, (3)	1,652,023

	Hotels, Restaurants & Leisure – 2.6%

230,000	Galaxy Entertainment Group Limited, WI/DD, (2), (3)	2,248,154

16,207	Whitbread PLC, (3)	997,955
	Total Hotels, Restaurants & Leisure	3,246,109

	Insurance – 2.0%

301,279	Just Retirement Group PLC, (2)	1,236,942

59,739	Prudential Corporation PLC, (3)	1,202,555
	Total Insurance	2,439,497

	Internet & Catalog Retail – 2.1%

11,869	ASOS PLC, (2), (3)	1,217,487

114,697	Ocado Group PLC, (2), (3)	984,108

8,500	Oisix Company Limited, (2), (3)	337,563
	Total Internet & Catalog Retail	2,539,158

	Internet Software & Services – 8.6%

8,906	Baidu.com, Inc., Sponsored ADR, (2)	1,393,789

412,233	Blinkx PLC, (2), (3)	861,295

43,929	Criteo SA, (2)	1,545,862

37,200	F@N Communications Inc., (3)	1,490,527

1,693	NHN Corporation, (3)	1,068,206

67,725	Oniva Online Group Europe AB, (2)	506,537

43,325	Opera Software ASA, (3)	592,337

Nuveen Investments	23

Nuveen International Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

132,333	Telecity Group PLC, (3)	$1,551,159

18,500	Tencent Holdings Limited, WI/DD, (3)	1,295,839

168,220	UrtheCast Corporation, (2)	406,296
	Total Internet Software & Services	10,711,847

	IT Services – 4.4%

19,342	Cancom SE, (3)	860,030

31,200	Digital Garage Inc., (3)	833,657

60,586	Interxion Holdings NV, (2)	1,491,627

51,800	WireCard AG, (3)	2,264,023
	Total IT Services	5,449,337

	Leisure Equipment & Products – 0.9%

53,513	Samchuly Bicycle Company Limited, (3)	1,057,543

	Life Sciences Tools & Services – 1.2%

3,764	Eurofins Scientific, (3)	957,507

2,750	Siegfried Holdings AG, (3)	491,480
	Total Life Sciences Tools & Services	1,448,987

	Machinery – 6.0%

40,571	Arcam AB, (2), (3)	1,752,772

2,474	Burckhardt Compression Holding AG, (3)	1,114,379

130,000	Hiwin Technologies Corporation, (3)	1,176,739

35,300	JTEKT Corporation, (3)	519,728

15,883	Jungheinrich AG, (3)	1,156,181

34,500	Nabtesco Corporation, (3)	764,826

4,000	SMC Corporation, (3)	1,001,812
	Total Machinery	7,486,437

	Media – 5.3%

24,440	JC Decaux SA, (3)	1,042,230

80,200	Next Company Limited, (3)	784,014

79,893	Perform Group PLC, (2)	325,057

29,345	Rightmove PLC, (3)	1,220,983

20,743	Schibsted ASA, (3)	1,215,792

59,662	SES SA, (3)	1,915,978
	Total Media	6,504,054

	Oil, Gas & Consumable Fuels – 2.5%

139,459	BW LPG Limited, (2)	1,549,557

104,600	Canacol Energy Limited, (2)	653,662

22,100	Paramount Bed Company Limited, (2)	831,615
	Total Oil, Gas & Consumable Fuels	3,034,834

24	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 5.7%

80,442	BTG PLC, (2), (3)	$783,107

397,654	Evolva Holdings SA, (2)	583,334

51,060	Novo Nordisk A/S	2,021,210

36,377	Shire plc, ADR, (3)	1,815,446

10,800	Sosei Group Corporation, (2), (3)	417,413

10,834	Valeant Pharmaceuticals International, (2)	1,469,524
	Total Pharmaceuticals	7,090,034

	Professional Services – 0.8%

12,500	Nihon M&A Center Inc., (3)	1,038,068

	Real Estate Management & Development – 4.6%

310,735	Foxtons Group PLC, (2), (3)	1,784,955

649,000	Global Logistic Properties Limited, WI/DD, (3)	1,420,485

43,000	Mitsui Fudosan Co., Ltd, (3)	1,357,911

25,000	Sumitomo Realty & Development Company Limited, (3)	1,103,827
	Total Real Estate Management & Development	5,667,178

	Road & Rail – 1.4%

11,742	Canadian Pacific Railway Limited	1,778,678

	Semiconductors & Equipment – 3.6%

78,339	ARM Holdings PLC, (3)	1,195,882

97,213	CSR PLC, (3)	1,055,277

700,000	Epistar Corporation, (3)	1,555,566

40,636	Himax Technologies, Inc. ADR	594,911
	Total Semiconductors & Equipment	4,401,636

	Software – 2.5%

1,081,551	Monitise PLC, (2), (3)	1,180,964

11,630	Open Text Corporation	1,150,207

22,238	Xero Limited, (2), (3)	745,457
	Total Software	3,076,628

	Specialty Retail – 1.2%

95,000	Howden Joinery Group PLC, (3)	534,989

84,503	Sports Direct International, (2), (3)	946,997
	Total Specialty Retail	1,481,986

	Textiles, Apparel & Luxury Goods – 3.4%

11,595	Adidas-Salomon AG, (3)	1,292,743

108,000	Eclat Textile Company Limited, (3)	1,180,443

32,269	Luxottica Group SpA	1,696,381
	Total Textiles, Apparel & Luxury Goods	4,169,567

Nuveen Investments	25

Nuveen International Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)			Value

	Trading Companies & Distributors – 0.8%

79,660	Ashtead Group PLC, (3)			$1,032,084

	Transportation Infrastructure – 1.4%

218,500	Airports of Thailand PCL, (3)			1,133,409

30,700	Japan Airport Terminal Company, (3)			615,185
	Total Transportation Infrastructure			1,748,594

	Water Utilities – 0.7%

1,588,000	Beijing Enterprises Water Group, (3)			892,614

	Wireless Telecommunication Services – 1.5%

10,726	Millicom International Cellular SA, (3)			1,042,481

12,000	Softbank Corporation, (3)			868,761
	Total Wireless Telecommunication Services			1,911,242
	Total Long-Term Investments (cost $108,233,760)			114,523,551

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.5%

$6,786	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $6,785,985, collateralized by $6,410,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $6,922,800	0.000%	2/03/14	$6,785,985
	Total Short-Term Investments (cost $6,785,985)			6,785,985
	Total Investments (cost $115,019,745) – 98.0%			121,309,536
	Other Assets Less Liabilities – 2.0%			2,534,457
	Net Assets – 100%			$123,843,993

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

	Global Growth	International Growth
Assets
Long-term investments, at value (cost $11,920,440 and $108,233,760, respectively)	$13,253,679	$114,523,551
Short-term investments, at value (cost approximates value)	752,856	6,785,985
Cash denominated in foreign currencies (cost $538 and $—, respectively)	536	—
Receivable for:
Dividends and interest	450	3,951
Investments sold	397,882	6,239,988
Reclaims	331	5,781
Shares sold	152,013	5,172,123
Other assets	16,773	10,245
Total assets	14,574,520	132,741,624
Liabilities
Payable for:
Investments purchased	910,973	8,668,497
Shares redeemed	13,944	86,050
Accrued expenses:
Management fees	10,863	73,976
Trustees fees	94	710
12b-1 distribution and service fees	2,307	10,819
Other	55,955	57,579
Total liabilities	994,136	8,897,631
Net assets	$13,580,384	$123,843,993
Class A Shares
Net assets	$5,710,460	$40,454,621
Shares outstanding	169,941	1,004,108
Net asset value (“NAV”) per share	$33.60	$40.29
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$35.65	$42.75
Class C Shares
Net assets	$1,108,805	$3,620,041
Shares outstanding	34,465	92,321
NAV and offering price per share	$32.17	$39.21
Class R3 Shares
Net assets	$603,426	$750,064
Shares outstanding	18,219	18,718
NAV and offering price per share	$33.12	$40.07
Class I Shares
Net assets	$6,157,693	$79,019,267
Shares outstanding	180,628	1,951,807
NAV and offering price per share	$34.09	$40.49
Net assets consist of:
Capital paid-in	$12,054,645	$116,905,648
Undistributed (Over-distribution of) net investment income	(56,876)	(556,383)
Accumulated net realized gain (loss)	249,729	1,206,904
Net unrealized appreciation (depreciation)	1,332,886	6,287,824
Net assets	$13,580,384	$123,843,993
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of

Operations	Six Months Ended January 31, 2014 (Unaudited)

	Global Growth	International Growth
Dividend and Interest Income (net of foreign tax withheld of $508 and $5,317, respectively)	$12,494	$108,157
Expenses
Management fees	35,428	259,567
12b-1 service fees – Class A	3,394	25,291
12b-1 distribution and service fees – Class C	3,205	5,486
12b-1 distribution and service fees – Class R3	1,434	1,778
Shareholder servicing agent fees and expenses	3,503	13,117
Custodian fees and expenses	46,442	80,449
Trustees fees and expenses	126	900
Professional fees	14,733	14,406
Shareholder reporting expenses	6,072	9,133
Federal and state registration fees	26,377	35,455
Other expenses	2,817	3,107
Total expenses before fee waiver/expense reimbursement	143,531	448,689
Fee waiver/expense reimbursement	(84,912)	(45,504)
Net expenses	58,619	403,185
Net investment income (loss)	(46,125)	(295,028)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	431,876	3,187,860
Change in net unrealized appreciation (depreciation) of investments and foreign currency	810,048	3,134,935
Net realized and unrealized gain (loss)	1,241,924	6,322,795
Net increase (decrease) in net assets from operations	$1,195,799	$6,027,767

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Global Growth		International Growth
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$(46,125)	$(11,186)	$(295,028)	$73,019
Net realized gain (loss) from investments and foreign currency	431,876	367,144	3,187,860	5,321,059
Change in net unrealized appreciation (depreciation) of investments and foreign currency	810,048	378,080	3,134,935	1,788,411
Net increase (decrease) in net assets from operations	1,195,799	734,038	6,027,767	7,182,489
Distributions to Shareholders
From net investment income:
Class A	—	—	(110,713)	(3,250)
Class C	—	—	—	—
Class R3	—	—	(965)	(256)
Class I	—	—	(276,756)	(111,520)
From accumulated net realized gains:
Class A	(188,151)	(483)	(497,765)	—
Class C	(48,638)	(332)	(31,073)	—
Class R3	(28,060)	(646)	(13,122)	—
Class I	(234,787)	(1,943)	(825,124)	—
Decrease in net assets from distributions to shareholders	(499,636)	(3,404)	(1,755,518)	(115,026)
Fund Share Transactions
Proceeds from sale of shares	7,855,690	3,191,330	92,059,400	9,914,702
Proceeds from shares issued to shareholders due to reinvestment of distributions	499,636	3,404	1,749,941	115,010
	8,355,326	3,194,734	93,809,341	10,029,712
Cost of shares redeemed	(1,108,772)	(101,065)	(9,036,056)	(2,828,558)
Net increase (decrease) in net assets from Fund share transactions	7,246,554	3,093,669	84,773,285	7,201,154
Net increase (decrease) in net assets	7,942,717	3,824,303	89,045,534	14,268,617
Net assets at the beginning of period	5,637,667	1,813,364	34,798,459	20,529,842
Net assets at the end of period	$13,580,384	$5,637,667	$123,843,993	$34,798,459
Undistributed (Over-distribution of) net investment income at the end of period	$(56,876)	$(10,751)	$(556,383)	$127,079

See accompanying notes to financial statements.

Nuveen Investments	29

Financial

Highlights (Unaudited)

Global Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2014(f)	$29.62	$(.20)	$5.80	$5.60	$—	$(1.62)	$(1.62)	$33.60
2013	22.68	(.14)	7.12	6.98	—	(.04)	(.04)	29.62
2012	29.61	(.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2014(f)	28.53	(.30)	5.56	5.26	—	(1.62)	(1.62)	32.17
2013	22.01	(.30)	6.86	6.56	—	(.04)	(.04)	28.53
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2014(f)	29.26	(.22)	5.70	5.48	—	(1.62)	(1.62)	33.12
2013	22.46	(.18)	7.02	6.84	—	(.04)	(.04)	29.26
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2014(f)	30.00	(.14)	5.85	5.71	—	(1.62)	(1.62)	34.09
2013	22.91	(.05)	7.18	7.13	—	(.04)	(.04)	30.00
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

19.05%	$5,710	3.08	%*	(2.83)%*	1.42	%*	(1.17)%*	87%
30.85	1,032	10.14		(9.24)	1.42		(.52)	218
(8.43)	68	6.00		(4.85)	1.43		(.28)	150
24.96	428	5.81		(4.49)	1.43		(.10)	143
13.50	343	3.88		(2.55)	1.44		(.11)	136
20.75	302	5.88	*	(3.91)*	1.45	*	.53 *	37

18.62	1,109	3.98	*	(3.71)*	2.17	*	(1.90)*	87
29.83	361	10.03		(9.05)	2.17		(1.19)	218
(9.10)	164	7.04		(5.85)	2.18		(.99)	150
24.02	421	6.56		(5.23)	2.18		(.85)	143
12.67	339	4.63		(3.30)	2.19		(.86)	136
20.50	301	6.64	*	(4.66)*	2.20	*	(.23 )*	37

18.88	603	3.92	*	(3.59)*	1.67	*	(1.34)*	87
30.48	508	9.16		(8.18)	1.67		(.69)	218
(8.63)	389	6.94		(5.85)	1.68		(.59)	150
24.63	426	6.06		(4.74)	1.68		(.35)	143
13.26	342	4.13		(2.80)	1.69		(.36)	136
20.65	302	6.14	*	(4.16)*	1.70	*	.28 *	37

19.18	6,158	3.29	*	(2.98)*	1.17	*	(.86 )*	87
31.15	3,738	9.13		(8.16)	1.17		(.20)	218
(8.18)	1,192	7.54		(6.50)	1.18		(.14)	150
25.23	430	5.56		(4.24)	1.18		.15	143
13.79	344	3.63		(2.30)	1.19		.14	136
20.85	302	5.64	*	(3.66)*	1.20	*	.78 *	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited) (continued)

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2014(f)	$34.98	$(.23)	$6.40	$6.17	$(.14)	$(.72)	$(.86)	$40.29
2013	26.34	.10	8.62	8.72	(.08)	—	(.08)	34.98
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	(.10)	26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2014(f)	34.07	(.39)	6.25	5.86	—	(.72)	(.72)	39.21
2013	25.78	(.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2014(f)	34.77	(.23)	6.30	6.07	(.05)	(.72)	(.77)	40.07
2013	26.19	(.06)	8.65	8.59	(.01)	—	(.01)	34.77
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2014(f)	35.18	(.16)	6.42	6.26	(.23)	(.72)	(.95)	40.49
2013	26.49	.09	8.75	8.84	(.15)	—	(.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

17.66%	$40,455	1.56	%**	(1.27	)%**	1.42	%**	(1.13	)%**	141%
33.17	7,056	1.93		(.20)		1.42		.31		358
(15.58)	906	1.65		(.42)		1.43		(.19)		246
25.16	1,402	3.38		(1.63)		1.43		.32		200
17.42	368	4.70		(3.47)		1.44		.20		185
25.35	314	6.07	**	(3.41	)**	1.45	**	1.22	**	49

17.23	3,620	2.29	**	(2.11	)**	2.17	**	(1.99	)**	141
32.20	144	2.70		(1.14)		2.17		(.61)		358
(16.16)	54	2.43		(1.22)		2.18		(.97)		246
24.20	453	4.85		(3.32)		2.18		(.65)		200
16.57	365	5.45		(4.21)		2.19		(.95)		185
25.10	313	6.82	**	(4.16	)**	2.20	**	.46	**	49

17.52	750	1.83	**	(1.35	)**	1.67	**	(1.19	)**	141
32.83	624	2.22		(.77)		1.67		(.21)		358
(15.79)	463	1.89		(.61)		1.68		(.39)		246
24.86	458	4.35		(2.82)		1.68		(.15)		200
17.14	367	4.95		(3.71)		1.69		(.45)		185
25.25	313	6.33	**	(3.66	)**	1.70	**	.97	**	49

17.81	79,019	1.31	**	(.94	)**	1.17	**	(.80	)**	141
33.48	26,975	1.72		(.26)		1.17		.29		358
(15.36)	19,107	1.39		(.20)		1.18		.01		246
25.46	28,697	2.05		.20		1.18		1.07		200
17.70	369	4.45		(3.22)		1.19		.05		185
25.45	314	5.83	**	(3.30	)**	1.20	**	1.33	**	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) and Nuveen International Growth Fund (“International Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to marke fluctuation during the period. The Funds have instructed the custodian to earmark securities in the Fund’s portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Growth	International Growth
Outstanding when-issued/delayed delivery purchase commitments	$62,350	$1,295,111

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

34	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$8,471,218	$4,782,461	$—	$13,253,679
Short-Term Investments:
Repurchase Agreements	—	752,856	—	752,856
Total	$8,471,218	$5,535,317	$—	$14,006,535

36	Nuveen Investments

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$28,819,011	$85,704,540	$—	$114,523,551
Short-Term Investments:
Repurchase Agreements	—	6,785,985	—	6,785,985
Total	$28,819,011	$92,490,525	$—	$121,309,536
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Global Growth
Common Stocks	$—	$(1,807,817)	$1,807,817	$—	$—	$—
International Growth
Common Stocks	—	(27,461,764)	27,461,764	—	—	—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Each Fund may invest in non-U.S. securities. As of January 31, 2014, the Funds’ investments in non-U.S. securities were as follows:

Global Growth	Value	% of Net Assets
Country:
United Kingdom	$1,471,324	10.8%
Japan	783,577	5.8
France	645,340	4.8
Germany	483,609	3.6
Canada	402,094	3.0
Sweden	337,499	2.5
Denmark	306,728	2.3
Spain	302,134	2.2
Luxembourg	251,462	1.9
Norway	235,731	1.7
Other Countries	1,164,732	8.4
Total non-U.S. securities	$6,384,230	47.0%

International Growth
Country:
United Kingdom	$26,449,423	21.4%
Japan	16,159,423	13.0
Germany	12,874,503	10.4
Canada	7,485,181	6.0
France	7,164,559	5.8
Taiwan	5,372,369	4.3
China	5,072,619	4.1
Denmark	3,932,774	3.2
Sweden	3,729,876	3.0
Norway	3,357,686	2.7
Other Countries	22,925,139	18.6
Total non-U.S. securities	$114,523,552	92.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

38	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Growth	State Street Bank	$752,856	$(752,856)	$—
International Growth	State Street Bank	6,785,985	(6,785,985)	—
*	As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Growth
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	155,794	$5,281,554	31,796	$838,084
Class C	23,025	750,787	6,387	160,332
Class R3	—	—	—	—
Class I	53,105	1,823,349	75,079	2,192,914
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,763	188,151	20	483
Class C	1,554	48,638	14	332
Class R3	872	28,060	27	646
Class I	7,091	234,787	79	1,943
	247,204	8,355,326	113,402	3,194,734
Shares redeemed:
Class A	(26,436)	(884,756)	(7)	(163)
Class C	(2,763)	(85,597)	(1,198)	(31,977)
Class R3	—	—	—	—
Class I	(4,168)	(138,419)	(2,592)	(68,925)
	(33,367)	(1,108,772)	(3,797)	(101,065)
Net increase (decrease)	213,837	$7,246,554	109,605	$3,093,669

	International Growth
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	942,597	$37,749,956	195,326	$6,628,123
Class C	88,320	3,510,326	2,149	70,742
Class R3	646	26,191	511	15,903
Class I	1,235,722	50,772,927	101,639	3,199,934
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,975	602,977	109	3,234
Class C	800	31,073	—	—
Class R3	354	14,087	9	256
Class I	27,130	1,101,804	3,750	111,520
	2,310,544	93,809,341	303,493	10,029,712
Shares redeemed:
Class A	(155,167)	(6,016,095)	(28,122)	(946,759)
Class C	(1,031)	(40,318)	—	—
Class R3	(215)	(8,829)	(272)	(7,644)
Class I	(77,820)	(2,970,814)	(59,854)	(1,874,155)
	(234,233)	(9,036,056)	(88,248)	(2,828,558)
Net increase (decrease)	2,076,311	$84,773,285	215,245	$7,201,154

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended January 31, 2014, were as follows:

	Global Growth	International Growth
Purchases	$14,285,371	$162,016,276
Sales	7,198,114	86,613,876

40	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Growth	International Growth
Cost of investments	$12,687,897	$115,189,639
Gross unrealized:
Appreciation	$1,494,180	$8,868,237
Depreciation	(175,542)	(2,748,340)
Net unrealized appreciation (depreciation) of investments	$1,318,638	$6,119,897

Permanent differences, primarily due to foreign currency reclassifications, adjustments for passive foreign investment companies and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ last tax year end, as follows:

	Global Growth	International Growth
Capital paid-in	$—	$70,612
Undistributed (Over-distribution of) net investment income	7,106	178,268
Accumulated net realized gain (loss)	(7,106)	(248,880)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ last tax year end, were as follows:

	Global Growth	International Growth
Undistributed net ordinary income[1]	$193,686	$270,141
Undistributed net long-term capital gains	127,650	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Global Growth	International Growth
Distributions from net ordinary income[1]	$—	$115,026
Distributions from net long-term capital gains	3,404	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

As of July 31, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

International Growth
Not subject to expiration:
Short-term losses	$592,044
Long-term losses	—
Total	$592,044

During the Funds’ last tax year ended July 31, 2013, the following Fund utilized capital loss carryforwards as follows:

International Growth
Utilized capital loss carryforwards	$3,664,725

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Growth Fund-Level Fee Rate	International Growth Fund-Level Fee Rate
For the first $125 million	.6500%	.6500%
For the next $125 million	.6375	.6375
For the next $250 million	.6250	.6250
For the next $500 million	.6125	.6125
For the next $1 billion	.6000	.6000
For net assets over $2 billion	.5750	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2014, the complex-level fee rate for each of these Funds was .1679%.

42	Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.200%	November 30, 2014	1.450%
International Growth	1.200	November 30, 2014	1.450

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	International Growth
Sales charges collected	$22,325	$86,243
Paid to financial intermediaries	19,807	76,379

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	International Growth
Commission advances	$4,938	$33,386

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Global Growth	International Growth
12b-1 fees retained	$641	$3,707

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2014, as follows:

	Global Growth	International Growth
CDSC retained	$—	$—

As of January 31, 2014, Nuveen owned shares of the Funds as follows:

	Global Growth	International Growth
Class A Shares	2,461	—
Class C Shares	—	2,122
Class R3 Shares	18,219	15,020
Class I Shares	51,258	27,775

Nuveen Investments	43

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

44	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAM2-0114P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen International Select Fund	ISACX	ICCSX	ISYCX
Nuveen Tactical Market Opportunities Fund	NTMAX	NTMCX	FGTYX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen International Select Fund

Nuveen Tactical Market Opportunities Fund

Throughout this reporting period, the Nuveen International Select Fund was managed by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC (Nuveen Asset Management), an affiliate of Nuveen Investments, Inc.; Altrinsic Global Advisors, LLC (Altrinsic); and Lazard Asset Management LLC (Lazard).

Effective as of the close of business on June 27, 2014, Altrinsic and Lazard will no longer serve as investment sub-advisers to the Nuveen International Select Fund and Nuveen Asset Management will become the Fund’s sole sub-adviser. The Fund’s assets that had been managed by Altrinsic and Lazard will be transitioned to Nuveen Asset Management and its portfolio will be repositioned consistent with the investment strategies employed by that firm’s international growth team. Effective July 7, 2014, Tracy Stouffer will become the Fund’s sole portfolio manager primarily responsible for its management. Also effective as of the close of business on July 7, 2014, the Nuveen International Select Fund’s principal investment strategies will change to the following: Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large-capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

In addition, the Board of Directors of the Nuveen International Select Fund has approved the reorganization of the Fund into the Nuveen International Growth Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen International Select Fund. A special meeting of the Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in September 2014. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Fund in July 2014.

The Nuveen Tactical Market Opportunities Fund is managed by a team of managers from Nuveen Asset Management, LLC., an affiliate of Nuveen Investments, Inc.

Here the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2014.

Nuveen International Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and since inception periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Investable Market Index (ex U.S.) and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

companies that provide exposure to foreign issuers. During this reporting period, Altrinsic selected stocks for the Fund according to the developed markets value style. Lazard selected stocks for the Fund according to the emerging market style. The Fund’s other sub-adviser, Nuveen Asset Management, selected stocks for the Fund in the infrastructure sector and growth-oriented stocks primarily found in the world’s developed markets. In addition, Nuveen Asset Management maintained strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments, Inc.), which includes allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

During the six-month reporting period, the Fund underperformed the MSCI All Country World Investable Market Index (ex U.S.) and Lipper classification average primarily due to several unsuccessful style tilts and country/currency weights. However, stock selection by the individual sub-advisers and sector weights were for the most part successful.

The Fund’s overwhelming negative in terms of style effects was its significant underweight to value stocks. In the overseas markets, more value-oriented and dividend-yielding stocks continued to outperform growth stocks for much of this reporting period. The primary reason the Fund was so underweight value was because its value-oriented manager stayed closer to a moderate “blend” style, while its growth manager ran a slightly more aggressive, momentum-oriented growth strategy. Because this strategy allocates to multiple sub-advisers, we depend on their selection of individual stocks and don’t attempt to offset the value/growth tilts within the Fund’s portfolio.

In terms of unsuccessful country weights, we consciously held a short position on Turkey as tensions were rising ahead of the elections held in that country. However, the elections reaffirmed that Turkey’s prime minister is in strong control and the country’s stock markets rebounded sharply. We also had detrimental overweights in both Russia and Brazil due to individual positions held by the Fund that we were unable to offset because of the lack of futures contracts in those countries. When the tensions in Ukraine escalated in March, the Russian stock market fell fairly steeply. Likewise, stocks continued to be volatile in Brazil as concerns about inflation and the country’s stagnant economy were ongoing. On the positive side, however, the Fund did benefit from a short futures position in the Hang Seng Index during the reporting period. China’s economy and markets have been in a slump for some time now and we chose to underweight the country even further as our managers were not very exposed there.

In terms of currency selection, our underweight to the British pound hindered results during this reporting period. Much of the Fund’s U.K. exposure was through futures contracts on the FTSE 100 Index (a basket of the 100 largest companies listed on the London Stock Exchange), which do not include the currency exposure. However, we did not anticipate the pound improving and failed to put on a currency bet to offset the underweight. The British pound strengthened more than 5% versus the dollar as the U.K.’s economic performance was fairly favorable, especially in relation to the rest of Europe. Conversely though, the Fund’s strong overweight to the U.S. dollar was beneficial during the reporting period. Some of the Fund’s U.S. dollar exposure resulted from individual stocks in the portfolio that are domiciled in other countries, but trade on U.S. stock exchanges and are therefore U.S. dollar-denominated securities. Other U.S. dollar exposure was the result of futures contracts from other countries that do not include the effect of the countries’ currencies. The Fund’s exposure was beneficial as the U.S. dollar strengthened during the reporting period. Also, the Fund’s underweight to the Canadian dollar modestly added to performance. Our Canadian exposure is largely from a futures position in the Toronto Stock Exchange (TSX), which does not give the Fund actual Canadian dollar exposure because it is U.S. dollar-denominated. We used the TSX position to bring the Fund closer to benchmark weight in Canadian stocks as the Fund generally do not have much exposure in that country. However, the resulting underweight to the Canadian dollar was beneficial as the currency weakened about 4% during the reporting period.

Stock selection by the Fund’s sub-advisers was a positive contributor to performance. For example, the Fund benefited from a position in Norwegian firm BW LPG Ltd., the world’s largest player involved in the transport of liquefied petroleum gas (LPG) that was newly issued in November 2013. BW LPG is benefiting from rising LPG supply due to U.S. shale extraction, increasing propane demand for heating purposes and increasing trade in petrochemicals that use LPG as feedstock, primarily in China. Spanish pharmaceutical and chemical company Grifols SA, the world’s third-largest blood and plasma products maker, was a very successful

6	Nuveen Investments

out-of-index position for the Fund. Grifols reported a significant rise in first quarter profits, aided by its acquisition of Novartis’ transfusion diagnostic business. The Fund also benefited from a position in Let’s Gowex SA, a Spanish company that develops wireless smart cities, which was a top contributor during the reporting period. Let’s Gowex is a key beneficiary of the twin drivers of the exponential growth of mobile data traffic and the build-out of public WiFi networks. In addition, shares of Danish company Vestas Wind Systems A/S, which makes wind turbines, advanced strongly as renewable energy resources become increasingly important in Europe. The company is also benefiting from a significant increase in new orders for its turbines to be used in wind farms across North America. Finally, the Fund benefited from its lack of exposure to Toyota Motor Corporation, which is a large component in the MSCI benchmark. Toyota’s shares performed poorly during the reporting period as the company was hit with a $1 billion settlement in March, one of the largest fines ever paid by an automaker. The company’s sales and profitability have also been challenged by the Japanese yen, which hasn’t softened as much as investors had anticipated.

The Fund also experienced several individual detractors during the reporting period, including Sberbank of Russia, the country’s largest bank by assets and its biggest lender. Sberbank’s shares took a hit after the instability caused by the crisis with Ukraine drew Western economic sanctions that impede the flow of assets in and out of Russia. The bank remains under pressure due to the falling Russian Ruble currency, an economy on the verge of recession and growing emerging market uncertainty. Two other Fund underperformers were from the U.K.: Blinkx plc, which provides a search engine for video and audio clips and a contextual advertising platform for online video, and Perform Group plc, a leading digital marketing company. Blinkx saw its share price fall sharply in response to a well-publicized blog authored by a Harvard professor alleging that the company used advertising software (adware) to boost views of online video ads and inflate revenues. Management has refuted the allegations and we expect confidence to return to the company’s investor and customer base. The stock price for Perform Group also fell significantly during the six-month reporting period after issuing a profit warning due to advertising and sponsorship weakness in the fourth quarter of 2013, resulting in estimate and price target downgrades. However, because Perform benefits from a number of growth drivers, including online betting, online video consumption and the use of digital sports content, we are maintaining the Fund’s position as we wait for a catalyst for the stock.

The effects of the Fund’s sector and industry weights produced modestly positive results and were often driven by the underlying stocks selected by the sub-advisers. For example, the Fund sharply underweighted financial stocks, which was a relatively successful strategy during this reporting period. In particular, we under-emphasized European financials because of ongoing concerns about banking practices and the quality of these companies’ balance sheets. In addition, the European Central Bank (ECB) may need to further loosen monetary policy or implement a negative deposit rate, which will negatively impact banks’ profitability. We also tilted away from Chinese banks due to concerns in Asia about money invested in construction projects that may not be repaid. Additionally, the Fund had a significant overweight in industrials, which was beneficial as the sector outperformed; however, an overweight position in the lagging consumer discretionary sector was a detractor.

In addition to the previously mentioned futures contracts, the Fund used other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. For example, performance benefited from our short futures position in the Russell 2000® Index. We added this overlay to offset what we deemed to be too strong of a technology, high price/earnings ratio and small company emphasis by the Fund’s sub-advisers. We also used other long and short futures contracts to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the reporting period, these derivative positions had a moderately positive impact on performance.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year and since-inception periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index, but underperformed the Lipper classification average over the six-month reporting period. Shareholders should note that the performance of the Lipper classification represents the overall average of returns for funds that invest in a wide range of asset classes, making direct comparisons less meaningful.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points on an annualized basis. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. The Fund may gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Fund performance was generally in line with its objectives over the six-month reporting period, including positive returns for each of the past five months of the reporting period. However, continued gains will be necessary to fully recover the performance shortfall that occurred from May through November of last year. During this reporting period, the Fund’s portfolio focused primarily on hedged income generation and gross (long/short) equity exposure, implemented via spread trades as opposed to net market directional exposure, with significant exposure to foreign markets across asset classes. The Fund maintained moderate market directional positions in some of the depressed sectors that contributed to the performance shortfall last year. The Fund’s portfolio was positioned moderately from a risk standpoint in relation to the level of risk allowed by this strategy, reflecting a focus on paired positioning and the limited directional opportunities we perceive to be available in today’s market.

Throughout the first several months of 2014, we maintained modest net equity market exposure, although we were active in incrementally increasing and decreasing the level of exposure in response to the market swings that have occurred year to date. The Fund’s equity directional exposure was focused on mortgage real estate investment trusts (REITs), non U.S. equities in aggregate and frontier markets in particular. Directional exposure was a positive contributor to performance, as was our long/short positioning. The largest long/short equity position and biggest contributor to performance was a long position in the S&P 500® paired with a short position in the Russell 2000®. The performance differential in favor of the S&P 500® has been significant on a year-to-date basis. We also complemented this position with a blended long position of the mid-cap and NASDAQ indexes and short position in the Russell 2000®, which was also an incrementally positive contributor. Given the sharp underperformance of the Russell 2000®, we have tactically eliminated the latter and sharply reduced the former positions to defend against a possible snap-back, but anticipate further small-cap underperformance. We also see an unfavorable risk/reward trade-off from significant, unhedged directional equity market exposure with exposure beyond negligible levels taken only on an opportunistic basis.

In addition to the style-based long/short positions discussed above, the Fund maintained a sizable long/short sector-relative strategy throughout the first months of the year that made a positive contribution and featured a steady short position in the consumer discretionary sector and variable weightings in the remaining sectors. A long position in China H shares matched with a short position in the SGX CNX Nifty Index Future (Indian Nifty) late last year was incrementally positive, while a similar long position in South Korea matched with a short position in the Indian Nifty was incrementally negative. Both positions have been closed and replaced with a long position in Canada matched with a short position in Mexican and Australian equities. We also held a long MSCI ACWI ex U.S. Index-replicating ETF hedged with a short position in the S&P 500®, which has been an insignificant contributor to performance.

Directional fixed income exposure was limited to positions in Australian Treasury futures, domestic municipal high yield and peso-denominated Mexican bonds. The interest rate sensitivity (duration) of these positions was partially hedged with short positions in five-year U.S. Treasury futures and 10-year German Bund futures on a macro basis. In addition, specific long/short Treasury positions featuring long U.S. Treasury futures matched with 10-year German Bund futures and 10-year Australian Treasury futures matched with short U.K. gilt futures were included in the portfolio. Each of these positions was additive to the Fund with the exception of the Treasury/Bund position, which underperformed as German yields fell at a much faster pace than the yields of other countries. While

8	Nuveen Investments

domestic interest rates rising at a faster pace than those elsewhere, given the closer proximity of the Federal Reserve to monetary tightening versus other major central banks. The U.S. dollar has essentially been flat year to date, although we anticipate a moderate strengthening as the year progresses.

A number of other positions contributed to performance and have been removed from the Fund’s portfolio because of price appreciation or remain in the portfolio at much reduced allocations. These include dollar-denominated emerging market debt, global preferred securities, REITS and corporate bonds.

Throughout the reporting period, the Fund also continued to use equity, interest rate and currency futures contracts to implement various absolute return, tactical market and hedging strategies. We also utilized equity call and put options to generate return and manage the Fund. Overall, these derivative positions were a meaningful contributor to performance during the reporting period, except for the equity put options which were an insignificant contributor to performance during the reporting period.

Nuveen Investments	9

Risk Considerations

Nuveen International Select Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives, infrastructure sector, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Tactical Market Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the fund will achieve its investment objective and the portfolio manager’s asset allocation decisions may adversely affect fund performance. The fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	0.09%	5.97%	10.98%	2.03%
Class A Shares at maximum Offering Price	(5.69)%	(0.10)%	9.69%	1.21%
MSCI All Country World Investable Market Index (ex U.S.)**	3.36%	10.61%	13.90%	3.12%
Lipper International Multi-Cap Growth Funds Classification Average**	2.89%	11.20%	13.61%	2.13%

Class C Shares	(0.43)%	5.09%	10.15%	1.26%
Class I Shares	0.13%	6.21%	11.25%	2.28%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	5.12%	10.75%	13.61%	2.22%
Class A Shares at maximum Offering Price	(0.89)%	4.41%	12.28%	1.39%
Class C Shares	4.75%	9.87%	12.75%	1.45%
Class I Shares	5.26%	10.99%	13.89%	2.47%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.51%	2.28%	1.29%
Net Expense Ratios	1.31%	2.08%	1.09%

The Fund’s investment adviser has agreed to voluntarily lower the fund-level management fee by 0.20% across all breakpoint levels through October 31, 2015. This fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 12/21/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.78%	(4.14)%	2.78%
Class A Shares at maximum Offering Price	(4.06)%	(9.63)%	1.38%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.03%	0.06%	0.10%
Lipper Flexible Portfolio Funds Classification Average***	3.90%	6.34%	8.24%

Class C Shares	1.32%	(4.88)%	1.97%
Class I Shares	1.96%	(3.87)%	3.06%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.03%	(3.31)%	2.65%
Class A Shares at maximum Offering Price	(4.76)%	(8.86)%	1.23%
Class C Shares	0.57%	(4.06)%	1.85%
Class I Shares	1.12%	(3.13)%	2.92%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.33%	2.08%	1.08%

*	The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time.

**	Since inception returns are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Holding

Summaries April 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen International Select Fund

Fund Allocation

(% of net assets)

Common Stocks	91.8%
Common Stock Rights	0.0%
Master Limited Partnerships (MLP) & MLP Affiliates	0.1%
Exchange-Traded Funds	1.6%
Short-Term Investments	7.9%
Other Assets Less Liabilities	(1.4)%

Portfolio Composition

(% of net assets)

Banks	9.5%
Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	6.7%
Insurance	3.8%
Wireless Telecommunication Services	3.5%
Machinery	3.3%
Media	2.7%
Food & Staples Retailing	2.7%
Semiconductors & Equipment	2.5%
Food Products	2.3%
Metals & Mining	2.2%
Transportation Infrastructure	2.0%
Aerospace & Defense	1.9%
Energy Equipment & Services	1.8%
Construction Materials	1.8%
Beverages	1.7%
Automobiles	1.7%
IT Services	1.6%
Capital Markets	1.5%
Diversified Financial Services	1.5%
Real Estate Management & Development	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Electronic Equipment & Instruments	1.4%
Construction & Engineering	1.4%
Hotels, Restaurants & Leisure	1.3%
Industrial Conglomerates	1.2%
Tobacco	1.2%
Other Industries	19.0%
Common Stock Rights	0.0%
Exchange-Traded Funds	1.6%
Short-Term Investments	7.9%
Other Assets Less Liabilities	(1.4)%

Country Allocation

(% of net assets)

United States	12.0%
United Kingdom	10.5%
Japan	9.5%
Canada	7.5%
Germany	6.9%
France	5.6%
Switzerland	5.4%
Brazil	4.6%
South Korea	3.4%
Netherlands	2.6%
South Africa	2.3%
Other Countries	31.1%
Other Assets Less Liabilities	(1.4)%

Top Five Common Stock Holdings

(% of net assets)

Roche Holding	1.0%
Sanofi-Aventis	1.0%
Novartis	1.0%
GlaxoSmithKline	1.0%
Daimler	0.9%

14	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Fund Allocation1

(% of net assets)

Exchange-Traded Funds	49.2%
U.S. Government and Agency Obligations	1.5%
Sovereign Debt	6.6%
Short-Term Investments	41.6%
Other Assets Less Liabilities	1.1%

Portfolio Allocation2,3

Long-Fixed Income	55.7%
Short-Fixed Income	(30.6)%
Net Fixed Income	25.1%
Long Equity	48.0%
Short Equity	(24.4)%
Net Equity	23.6%
Long Currency	1.2%
Short Currency	(4.5)%
Net Currency	(3.3)%

Total Exposure3

Total Net Exposure	45.4%
Total Gross Exposure	153.0%

Top 5 Long Positions5

U.S. Dollar Index	17.7%
Australian 10-Year Bond	13.8%
Market Vectors High-Yield Municipal Index ETF	9.3%
U.S. 10-Year Treasury Note	6.4%
iShares® MSCI ACWI ETF	6.3%

Top 5 Short Positions5

S&P 500 E-Mini	(16.6)%
U.S. 5-Year Treasury Note	(14.4)%
Euro-Bund	(12.3)%
Russell 2000 Mini Index	(6.8)%
Long Gilt	(3.8)%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investment as shown in the Fund’s portfolio of investments.

2	Portfolio Allocation reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures (derivative) positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.

3	Percentages are calculated based upon the market value of total investments as presented in the Fund’s portfolio of investments.

4	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.

5	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,000.90	$995.70	$1,001.30	$1,017.60	$1,013.88	$1,018.84
Expenses Incurred During Period	$7.19	$10.89	$5.95	$7.25	$10.99	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20% and 1.20% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Tactical Market Opportunities Fund1

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,017.80	$1,013.20	$1,019.60	$1,019.14	$1,015.42	$1,020.38
Expenses Incurred During Period	$5.70	$9.43	$4.46	$5.71	$9.44	$4.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89% and .89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. These underlying fees and expenses are not reflected in the expense ratios. Because these other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Nuveen Investments	17

Nuveen International Select Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.5%

	COMMON STOCKS – 91.8%

	Argentina – 0.2%

34,054	YPF Sociedad Anonima	$969,177

	Australia – 0.8%

15,299	Asciano Group	76,891

26,715	Aurizon Holdings	128,558

27,818	DUET Group	56,079

328,490	G8 Education Ltd	1,425,126

19,297	Macquarie Atlas Roads Group	55,752

17,797	Rea Group Limited	773,265

57,142	Sydney Airport	224,018

78,866	Transurban Group	532,646
	Total Australia	3,272,335

	Austria – 0.1%

5,412	Flughafen Wien	530,763

	Belgium – 0.0%

3,315	bpost	74,666

510	Elia System Operator	27,042
	Total Belgium	101,708

	Bermuda – 1.3%

1,302,892	Biosensors International Group	987,275

115,747	Bw Lpg Ltd	1,479,867

66,570	Genpact Limited, (2)	1,122,370

34,734	Golar LNG	1,535,243

515,755	Hankore Environment, (2)	46,487
	Total Bermuda	5,171,242

	Brazil – 4.6%

8,470	Alupar Investimento	60,018

136,700	Ambev Sa	991,075

271,043	Banco do Brasil	2,855,387

131,200	BB Seguridade Participacoes	1,544,568

120,806	Cielo	2,107,028

31,413	Companhia Brasileira de Distribuicao, Class A, ADR	1,494,002

110,953	Companhia de Concessoes Rodoviarias	869,810

943	Companhia de Saneamento de Minas Gerais	14,734

21,900	Companhia Energetica de Minas Gerais, ADR	165,126

18	Nuveen Investments

Shares	Description (1)	Value

	Brazil (continued)

4,032	CPFL Energias Renovaveis, (2)	$25,280

81,072	Embraer S A	2,788,877

98,200	Hypermarcas	724,471

18,200	Localiza Rent A Ca	272,214

38,000	Natura Cosmeticos	654,423

86,595	Souza Cruz	794,589

58,000	Ultrapar Participa	1,446,781

58,500	Vale, ADR	773,370

56,100	Via Varejo Sa	603,835

7,128	Wilson Sons	101,498
	Total Brazil	18,287,086

	Canada – 7.5%

97,300	Africa Oil Corp.	734,155

53,100	Alimentation Couche Tard, Inc.	1,496,518

1,021	AltaGas	43,502

270,200	Americas Petrogas, Inc.	340,200

77,300	Bellatrix Exploration Ltd Com	751,807

37,200	Black Diamond Group Ltd	1,169,574

20,900	Boyd Group Income Fund	758,353

161,300	Canacol Energy Ltd	1,215,581

35,900	Canadian Natural Resources	1,462,793

2,608	Canadian Utilities, Class A, Class A	96,344

16,118	Cenovus Energy	480,136

37,200	Concordia Healthcare Corp.	831,192

92,600	Deethree Exploration Ltd	991,856

73,800	Detour Gold Corp.	734,600

14,753	Enbridge	712,422

30,297	EnCana	701,830

76,000	Enerplus Corp.	1,685,653

2,292	Fortis	67,335

9,103	Gibson Energy	243,012

29,000	Gildan Activewear, Inc.	1,482,478

26,752	Imax, (2)	685,921

3,166	Inter Pipeline Ltd	86,079

1,239	Keyera	82,408

177,280	Kinross Gold	719,763

431,000	Neulion, Inc.	357,840

117,700	Pacific Rubiales Energy	1,921,129

39,700	Paramount Resources Ltd – A	2,160,219

Nuveen Investments	19

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Canada (continued)

38,300	Pembina Pipeline	$1,505,024

88,000	Precision Drilling Corp.	1,144,108

4,906	Progressive Waste Solutions	119,559

42,200	Secure Energy Services, Inc.	756,947

18,200	Shawcor Ltd New Com	810,660

189,640	Talisman Energy	1,960,331

4,926	Transalta Renewables, Inc.	50,112

10,847	TransCanada	505,796

3,109	Veresen	45,980

4,725	Westshore Terminals Investment	153,556

70,166	Yamana Gold	524,842
	Total Canada	29,589,615

	Cayman Islands – 1.3%

153,000	Airtac Internation	1,644,099

7,600	Baidu, ADR, (2)	1,169,260

14,479	Eurasia Drilling Co Ltd, (3)	356,907

43,300	Nord Anglia Education, Inc., (2)	859,505

254,400	Wynn Macau	1,002,447
	Total Cayman Islands	5,032,218

	Chile – 0.0%

76,508	Aguas Andinas, Class A	47,199

1,796	Empresa Nacional de Electrcidad, ADR	79,150

4,160	Enersis, ADR	66,976
	Total Chile	193,325

	China – 1.1%

3,359,350	China Construction Bank, Class H	2,318,153

98,000	China Shenhua Energy	265,447

8,917	ENN Energy Holdings	62,338

17,700	NetEase.com, ADR	1,205,193

124,600	Weichai Power, Class H	433,925
	Total China	4,285,056

	Denmark – 1.4%

6,091	Alk-abello A/S	843,456

20	AP Moller – Maersk, Class B	47,658

42,903	Novo-nordisk A/S	1,935,420

17,032	Ow Bunker A/S	560,347

51,644	Vestas Wind Systems A/S	2,292,302
	Total Denmark	5,679,183

20	Nuveen Investments

Shares	Description (1)	Value

	Egypt – 0.2%

144,179	Commercial International Bank	$725,220

	Finland – 0.6%

24,426	Basware Oyj	1,153,187

4,082,438	Outokumpu Oyj	1,246,027
	Total Finland	2,399,214

	France – 5.6%

29,584	Accor	1,446,365

2,537	Aeroports de Paris	315,471

44,124	Carrefour	1,715,865

25,042	Compagnie de Saint-Gobain	1,529,341

29,490	DANONE	2,174,928

2,337	Eurofins Scientific	648,446

3,044	GDF Suez	76,755

76,650	Groupe Eurotunnel	1,028,203

38,606	Jc Decaux Sa	1,582,696

5,846	L’oreal	1,005,694

723	Rubis	51,436

26,932	Safran	1,810,101

36,740	Sanofi-Aventis	3,976,769

3,197	Suez Environnement	62,760

19,010	Technip	2,138,889

17,100	Total SA	1,221,293

10,669	Valeo	1,461,511

880	Vinci	66,342
	Total France	22,312,865

	Germany – 6.9%

14,372	Adidas	1,533,904

12,250	Allianz	2,121,826

78,236	Commerzbank Ag	1,389,861

19,610	Cts Eventim	1,248,750

39,683	Daimler	3,673,761

44,492	Deutsche Boerse	3,258,508

72,791	E.ON	1,392,098

5,137	Fraport Frankfurt Airport	379,075

22,801	HeidelbergCement	1,977,689

17,436	Henkel KGAA	1,941,714

7,962	Jungheinrich	591,517

28,588	Osram Licht	1,496,428

17,117	Siemens	2,255,986

Nuveen Investments	21

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Germany (continued)

35,521	Symrise	$1,792,559

23,551	United Internet	1,010,916

26,185	Wirecard	1,097,641
	Total Germany	27,162,233

	Great Britain – 0.5%

486,542	Barclays	2,071,755

	Hong Kong – 2.1%

27,515	APT Satellite Holdings Limited	34,496

20,352	Beijing Enterprises Holdings	176,929

80,889	Cheung Kong Holdings	1,377,198

830,000	China Animal Healthcare Ltd	541,703

130,848	China Everbright International	164,046

103,981	China Merchants Holdings International	325,236

181,484	China Mobile	1,725,198

33,011	China Mobile Limited	1,565,712

231	China Resources Gas Group	684

586,000	CNOOC	968,989

206,728	COSCO Pacific	276,777

35,816	Guangdong Investment	38,944

17,442	Hong Kong & China Gas	40,225

918,000	Huabao International Holdings	434,552

1,230,000	Lijun International	502,918

19,005	MTR	71,701

4,187	Power Assets Holdings	36,184

10,698	Sinopec Kantons Holdings	9,976

84,810	Towngas China	96,701
	Total Hong Kong	8,388,169

	Hungary – 0.3%

54,626	Otp Bank Plc	1,040,366

	India – 1.4%

33,811	Axis Bank	850,502

72,244	Bank of India	280,460

230,093	Bharat Heavy Electricals	688,391

16,800	Dr Reddy’s Labs Ltd	757,176

1,261	GAIL India, GDR	46,896

107,601	Jindal Steel & Power	455,362

85,023	Power Grid	149,141

70,038	Punjab National Bank	909,687

39,762	Tata Consultancy Services	1,443,206
	Total India	5,580,821

22	Nuveen Investments

Shares	Description (1)	Value

	Indonesia – 1.5%

1,178,600	Astra International	$756,918

1,999,465	Bank of Mandiri	1,699,152

107,300	Jasa Marga	54,757

445,100	Semen Gresik Persero	571,702

51,700	Tambang Batubara Bukit Asam	44,159

44,300	Telekomunikasi Indonesia, ADR	1,758,710

246,972	Tower Bersama Infrastructure	138,850

389,619	United Tractors	731,283
	Total Indonesia	5,755,531

	Ireland – 1.6%

5,634,905	Bank of Ireland	2,212,373

39,472	Covidien	2,812,380

18,789	Kerry Group	1,472,778
	Total Ireland	6,497,531

	Italy – 2.2%

29,788	Atlantia	774,868

46,046	Azimut Holding S.p.a	1,434,146

442,451	Banca Intesa	1,510,030

5,140	Ei Towers S.p.a.	292,370

27,841	Hera	81,963

154,096	Italcementi	1,870,616

32,198	Luxottica Group S.p.a	1,843,013

10,447	Snam Rete Gas	62,786

5,803	Societa Iniziative Autostradali e Servizi	68,915

32,353	Terna-Rete Elettrica Nationale	175,051

20,799	Yoox Spa	745,624
	Total Italy	8,859,382

	Japan – 9.5%

138,565	AMADA	1,001,609

37,800	Asics Corp.	735,406

28,400	Colopl, Inc.	733,091

2,142	East Japan Railway	156,153

118,370	INPEX	1,722,840

4,303	Japan Airport Terminal	99,036

94,600	Japan Display, Inc.	582,951

21,814	Japan Exchange Group	430,583

10,171	Kamigumi, WI/DD	96,900

173,237	Kyowa Hakko Kirin	1,972,396

50,900	M3, Inc.	698,017

Nuveen Investments	23

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Japan (continued)

127,400	Matsushita Electric Industrial	$1,394,440

129,621	Mitsubishi	2,317,672

5,311	Mitsubishi Logistics	76,157

37,000	Mitsui Fudosan	1,093,334

98,463	Mitsui Sumitomo Insurance Group	2,205,510

10,835	Nintendo	1,138,239

80,731	NKSJ Holdings	2,012,846

54,100	ORIX	781,589

28,957	Osaka Gas	109,047

8,200	Sawai Pharm Co Ltd	507,713

9,052	SMC	2,149,335

20,700	Softbank	1,536,783

25,967	Sugi Holdings	1,168,369

660,505	Sumitomo Mitsui Trust	2,719,935

87,523	Suzuki Motor	2,255,814

726,207	The Bank of Yokohama	3,643,999

81,786	THK	1,730,358

31,930	Tokio Marine Holdings, WI/DD	940,394

9,122	Tokyo Gas	47,736

88,700	Topcon Corporation	1,546,947
	Total Japan	37,605,199

	Jersey – 0.9%

226,254	Glencore Xstrata	1,216,686

37,449	Shire	2,135,860
	Total Jersey	3,352,546

	Luxembourg – 0.5%

11,469	Oriflame Cosmetics, SDR	292,449

40,513	SES	1,525,701
	Total Luxembourg	1,818,150

	Malaysia – 0.2%

27,800	British American Tobacco	521,010

14,227	Petronas Gas	102,384
	Total Malaysia	623,394

	Mexico – 1.6%

123,592	Cemex, ADR, (2)	1,562,197

411,200	Empresas Ica Sab	736,107

946	Grupo Aeroportuario del Centro Norte, ADR	27,850

1,467	Grupo Aeroportuario del Sureste, ADR	179,341

167,316	Grupo Mexico, Series B	503,889

24	Nuveen Investments

Shares	Description (1)	Value

	Mexico (continued)

76,805	Grupo Televisa, ADR	$2,519,972

23,872	Infraestructura En	124,882

191,300	Kimberly-Clark de Mexico, Series A	499,205

25,572	OHL Mexico	68,021

2,432	Promotora Y Operad	33,963
	Total Mexico	6,255,427

	Netherlands – 2.6%

17,480	Chicago Bridge & Iron	1,399,624

24,500	Constellium Nv, (2)	747,740

32,598	European Aeronautic Defence and Space	2,238,173

41,711	Heineken	2,893,382

5,246	Koninklijke Vopak	261,172

31,092	Nxp Semiconductors NV, (2)	1,853,705

18,117	Oci N.v.	774,773
	Total Netherlands	10,168,569

	New Zealand – 0.1%

60,931	Auckland International Airport	208,586

36,061	Infratil	71,520

12,457	Port of Tauranga	154,680
	Total New Zealand	434,786

	Norway – 0.8%

26,421	Avance Gas Holdings L	571,152

70,277	Epic Gas Ltd	532,017

2,633	Hafslund, Class B	21,483

126,036	Hexagon Composites	780,264

2,034,155	REC Silicon ASA	1,132,006
	Total Norway	3,036,922

	Panama – 0.5%

53,770	Carnival	2,113,699

	Philippines – 1.0%

173,091	International Container Terminal Services	419,721

19,700	Philippine Long Distance Telephone, ADR	1,270,650

727,900	Puregold Price Club	750,269

1,057,680	Robinsons Retail Holdings	1,589,604
	Total Philippines	4,030,244

	Poland – 0.0%

6,648	Energa Sa	39,634

Nuveen Investments	25

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Portugal – 0.2%

152,801	Espirito Santo Sau	$737,719

	Russia – 1.7%

529,599	Alrosa Zao	547,178

213,572	Gazprom OAO, ADR	1,540,281

8,699	LUKOIL, ADR	459,742

8,971	Magnit, GDR, (3)	355,782

86,650	Mobile TeleSystems, ADR	1,452,254

1,011,862	Sberbank	2,059,228

37,140	Sberbank Russia	313,090
	Total Russia	6,727,555

	Singapore – 1.1%

154,642	CitySpring Infrastructure Trust	58,591

83,730	ComfortDelGro	141,587

1,026,000	Global Logistic Properties	2,332,376

2,441,285	Golden Agri-Resources	1,187,831

203,837	Hutchison Port Holdings Trust	138,609

23,988	Hyflux	22,960

37,626	K-Green Trust	31,513

51,122	Parkway Life, REIT	102,350

37,474	Singapore Airport Terminal Services	94,754

82,956	Singapore Post	93,629
	Total Singapore	4,204,200

	South Africa – 2.3%

46,143	Bidvest Group	1,265,363

33,000	Imperial Holdings	614,611

59,498	MTN Group	1,192,222

28,089	Nedbank Group	601,135

165,115	PPC, WI/DD	480,255

107,719	Sanlam	575,942

79,449	Shoprite Holdings	1,326,781

42,622	Standard Bank Group	559,407

20,124	Tiger Brands	537,775

64,562	Truworths International	517,637

61,990	Vodacom Group	739,190

79,261	Woolworths Holdings	538,678
	Total South Africa	8,948,996

	South Korea – 3.4%

9,525	Hanssem Co.	778,002

8,876	Hotel Shilla	746,467

26	Nuveen Investments

Shares	Description (1)	Value

	South Korea (continued)

5,108	Hyundai Mobis	$1,458,299

7,465	I-sens, Inc.	374,225

36,950	KB Financial Group	1,258,724

153,872	Korea Life Insurance	1,000,697

12,851	KT&G	1,029,771

1,082	NHN	772,782

2,083	Samsung Electronics, GDR	2,707,315

41,686	Shinhan Financial Group, ADR	1,815,417

26,930	Sk Hynix, Inc., WI/DD	1,046,395

7,717	Woongjin Coway	608,667
	Total South Korea	13,596,761

	Spain – 0.9%

5,032	Abertis Infraestructuras	113,129

17,035	Carbures Europe Sa	777,305

2,063	Edp Renovaveis Sa	14,130

7,977	Ferrovial	177,070

38,199	Grifols SA	1,567,687

23,590	Iberdrola	164,783

63,967	Mediaset Espana	708,181

611	Red Electrica	50,250
	Total Spain	3,572,535

	Sweden – 1.8%

36,248	Arcam AB	939,342

104,093	Cybaero AB, (2), (4)	500,098

245,490	Ericsson	2,963,761

58,695	Recipharm AB	785,344

65,507	Svenska Cellulosa, Class B	1,834,583
	Total Sweden	7,023,128

	Switzerland – 5.4%

2,453	Burckhardt Compression	1,270,956

49,381	Credit Suisse Group	1,565,985

263	Dufry Ag, (2)	43,450

600	Flughafen Zuerich	378,025

42,382	Foster Wheeler	1,452,855

6,392	Leonteq Ag	1,218,700

83,342	Meyer Burger Techn	1,027,452

46,918	Nestle	3,622,404

45,649	Novartis	3,957,526

13,845	Roche Holding	4,058,641

Nuveen Investments	27

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Switzerland (continued)

2,789	Syngenta	$1,104,699

84,955	UBS	1,776,130
	Total Switzerland	21,476,823

	Taiwan – 1.5%

391,000	Delta Electronics	2,395,357

336,077	Hon Hai Precision Industry	963,781

650,959	Taiwan Semiconductor Manufacturing	2,554,429
	Total Taiwan	5,913,567

	Thailand – 0.7%

139,879	Bangkok Bank Thb10 NVDR	814,808

506,800	CP ALL	657,775

122,077	PTT Exploration and Production Public Company	601,709

50,300	Siam Cement	677,713
	Total Thailand	2,752,005

	Turkey – 1.0%

180,397	Akbank T.A.S.	629,644

242,101	Koc Holding	1,081,202

56,000	Turkcell Iletisim Hizmetleri, ADR, (2)	810,880

142,950	Turkiye Garanti Bankasi	523,314

364,942	Turkiye Is Bankasi, Class C	858,972
	Total Turkey	3,904,012

	United Kingdom – 10.5%

50,577	Anglo American	1,350,929

15,949	Aon	1,353,751

45,976	ARM Holdings	692,031

69,789	Ashtead Group	1,030,433

14,469	ASOS	1,044,109

23,550	BP, ADR	1,192,101

128,813	Circassia Pharmaceuticals	669,859

91,889	Diageo	2,819,752

1,496	Drax Group	16,721

58,356	Easyjet	1,612,899

189,982	Foxtons Group Plc	1,020,350

136,994	GlaxoSmithKline	3,774,806

27,843	Icon Plc, (2)	1,079,473

299,152	International Consolidated Airlines Group SA	2,041,050

117,216	Jazztel	1,798,569

1,319,014	Lloyds Banking Group	1,678,275

47,047	London Stock Exchange Group	1,439,339

28	Nuveen Investments

Shares	Description (1)	Value

	United Kingdom (continued)

32,800	MegaFon (OJSC)	$847,880

8,278	National Grid, ADR	588,235

65,075	Noble Corp Plc	2,004,960

116,301	Optimal Payments	742,737

5,958	Pennon Group	76,200

345,208	Polypipe Group Plc	1,544,542

153,480	Poundland Group	900,491

18,939	Rotork	828,509

40,738	Shanks Group	69,985

17,405	Stagecoach Group	109,024

111,608	Standard Chartered	2,414,832

58,209	Vodafone Group Plc New	2,209,614

83,124	Willis Group Holdings	3,407,253

63,856	WPP	1,373,549
	Total United Kingdom	41,732,258

	United States – 2.4%

970	Allete	50,207

4,695	American Tower, Class A	392,126

2,084	American Water Works	94,885

3,864	Brookfield Infrastructure Partners	150,657

788	California Water Service Group	17,730

9,347	CenterPoint Energy	231,432

2,385	CMS Energy	72,289

2,333	Connecticut Water Service	75,823

2,263	Corrections Corporation of America, REIT	74,226

8,559	Covanta Holding	157,914

6,248	Dominion Resources	453,230

2,218	Duke Energy	165,219

1,149	Genesee & Wyoming, Class A, (2)	113,762

850	Geo Group	28,501

3,047	Great Plains Energy	81,751

3,300	ITC Holdings	122,001

9,145	Kinder Morgan	298,676

5,557	NextEra Energy	554,866

7,658	NiSource	278,139

1,811	Northeast Utilities	85,588

1,478	OGE Energy	55,174

1,843	Oiltanking Partners	152,693

703	One Gas, Inc.	25,716

Nuveen Investments	29

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	United States (continued)

4,205	ONEOK	$265,840

2,425	PG&E	110,532

27,601	Philip Morris International	2,357,953

1,232	Pinnacle West Capital	68,930

4,435	Portland General Electric	148,439

6,711	PPL	223,745

7,283	Questar	176,831

2,283	SBA Communications, Class A, (2)	204,922

2,082	SemGroup	132,998

2,621	Sempra Energy	258,457

714	South Jersey Industries	41,019

1,780	Sp Plus Corp., (2)	43,468

7,451	Spectra Energy	295,879

222	Targa Resources	23,974

398	Union Pacific	75,791

42	Unitil	1,394

15,442	Verizon Communications	721,619

3,183	Waste Connections	142,153

2,478	Western Gas Partners	168,505

11,065	Williams	466,612
	Total United States	9,661,666
	Total Common Stocks (Cost $318,939,236)	363,634,590

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

	Australia – 0.0%

18,341	Transurban Group Rights, (4)	$—
	Total Common Stock Rights (cost $3,878)	—

Shares	Description (1)	Value

	MASTER LIMITED PARTNERSHIPS (MLP) & MLP AFFILIATES – 0.1%

	United States – 0.1%

1,329	Access Midstream Partners LP	$78,876

195	Dcp Midstream Partners LP	10,433

1,842	Enable Midstream Partners LP, (2)	45,571

397	Enterprise Products Partners LP	29,033

692	Markwest Energy Partners LP	43,831

882	Plains All American Pipeline LP	49,216

6,883	Plains GP Holdings LP	189,764
	Total Master Limited Partnerships (MLP) & MLP Affiliates (cost $412,998)	446,724

30	Nuveen Investments

Shares	Description (1), (5)					Value

	EXCHANGE-TRADED FUNDS – 1.6%

	United States – 1.6%

139,000	iShares® MSCI Frontier 100 ETF					$5,168,020

42,300	iShares® MSCI Poland Capped ETF					1,282,536
	Total Exchange-Traded Funds (cost $6,109,921)					6,450,556
	Total Long-Term Investments (cost $325,466,033)					370,531,870

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 7.9%

	Money Market Funds – 4.8%

18,875,394	State Street Institutional Liquid Reserves Fund	0.070	% (7)	N/A	N/A	$18,875,393

	U.S. Government and Agency Obligations – 3.1%

$12,500	U.S. Treasury Bills, (8)	0.000%		7/24/14	Aaa	12,499,563
	Total Short-Term Investments (cost $31,373,702)					31,374,956
	Total Investments (cost $356,839,735) – 101.4%					401,906,826
	Other Assets Less Liabilities – (1.4)%					(5,548,928)
	Net Assets – 100%					$396,357,898

Investments in Derivatives as of April 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Euro STOXX 50	Long	279	6/14	$12,173,349	$877,790
Russell 2000 Mini Index	Short	(161)	6/14	(18,089,960)	672,293
FTSE MIB Index	Long	69	6/14	10,284,427	650,155
S&P TSX 60 Index	Long	155	6/14	23,647,735	546,684
FTSE 100 Index	Long	97	6/14	11,045,730	462,404
SPI 200	Long	97	6/14	12,320,657	260,956
H-Shares Index	Short	(205)	5/14	(12,840,016)	234,620
IBEX 35 Index	Long	66	5/14	9,522,661	226,177
OMX Stockholm 30 Index	Long	233	5/14	4,871,636	86,356
Amsterdam Index	Long	35	5/14	3,852,040	65,351
E-Mini MSCI Emerging Markets Index	Short	(240)	6/14	(11,934,000)	62,054
CAC 40 Index	Long	50	6/14	3,057,020	31,946
MSCI Taiwan Index	Long	177	5/14	5,556,030	(87,707)
Japanese Yen	Short	(74)	6/14	(9,060,375)	(92,809)
NASDAQ 100 E-Mini	Short	(138)	6/14	(9,862,170)	(203,523)
SET50 Index	Short	(152)	6/14	(4,497,528)	(236,608)
DAX Index	Short	(31)	6/14	(10,340,143)	(279,481)
BIST 30 Index	Short	(2,829)	6/14	(12,185,245)	(432,806)
Nikkei 225 Index	Long	222	6/14	15,878,550	(668,103)
				$23,400,398	$2,175,749
*	The aggregate Notional Amount at Value of long and short positions is $112,209,835 and $(88,809,437), respectively.

Nuveen Investments	31

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A	Not applicable.

ADR	American Depositary Receipt

BIST	Borsa Istanbul

CAC	Cotation Assistée en Continu

DAX	Deutscher Aktien Index

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GDR	Global Depositary Receipt

IBEX	International Business Exchange

MIB	Milano Italia Borsa

MSCI	Morgan Stanley Capital International Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations

NVDR	Non-Voting Depository Receipt

OJSC	Open Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SDR	Swedish Depositary Receipt

SET	Stock Exchange of Thailand

SPI	Swiss Performance Index

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares		Description (1), (2)				Value

		LONG-TERM INVESTMENTS – 57.3%

		EXCHANGE-TRADED FUNDS – 49.2%

		Equity Funds – 26.6%

60,800		Consumer Staples Select Sector SPDR Fund				$2,689,792

22,800		Energy Select Sector SPDR Fund				2,137,272

151,000		Financial Select Sector SPDR Fund				3,315,960

59,800		Health Care Select Sector SPDR Fund				3,475,576

43,800		Industrial Select Sector SPDR Fund				2,322,714

136,000		iShares® MSCI ACWI ETF				6,439,600

16,000		iShares® MSCI Frontier 100 ETF				594,880

14,000		iShares® PHLX Semiconductor ETF				1,094,660

13,000		iShares® U.S. Telecommunications ETF				381,290

15,000		Materials Select Sector SPDR Fund				715,500

121,500		Technology Select Sector SPDR Fund				4,428,675
		Total Equity Funds (cost $25,318,517)				27,595,919

		Fixed Income Funds – 22.6%

20,000		iShares® JPMorgan USD Emerging Markets Bond ETF				2,243,400

357,000		iShares® Mortgage Real Estate Capped ETF				4,451,790

318,000		Market Vectors High-Yield Municipal Index ETF				9,527,280

100,000		PowerShares Emerging Markets Sovereign Debt Portfolio				2,826,000

245,000		PowerShares Financial Preferred Portfolio				4,395,300
		Total Fixed Income Funds (cost $24,350,969)				23,443,770
		Total Exchange-Traded Funds (cost $49,669,486)				51,039,689

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.5%

$1,500		U.S. Treasury Bonds	3.625%	8/15/43	Aaa	$1,547,812
$1,500		Total U.S. Government and Agency Obligations (cost $1,431,379)				1,547,812

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		SOVEREIGN DEBT – 6.6%

		Mexico – 6.6%

30,000	MXN	Mexico Bonos	8.000%	6/11/20	A	$2,582,909

54,000	MXN	Mexico Bonos	6.500%	6/09/22	A	4,258,107
84,000	MXN	Total Sovereign Debt (cost $7,466,472)				6,841,016
		Total Long-Term Investments (cost $58,567,337)				59,428,517

Nuveen Investments	33

Nuveen Tactical Market Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 41.6%

	Money Market Funds – 34.3%

35,512,669	First American Treasury Obligations Fund, Class Z	0.000	% (5)	N/A	N/A	$35,512,669

	U.S. Government and Agency Obligations – 7.3%

$7,600	U.S. Treasury Bills, (6)	0.000%		7/24/14	Aaa	7,599,734
	Total Short-Term Investments (cost $43,111,643)					43,112,403
	Total Investments (cost $101,678,980) – 98.9%					102,540,920
	Other Assets Less Liabilities – 1.1%					1,091,409
	Net Assets – 100%					$103,632,329

Investments in Derivatives as of April 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Australian 3-Year Bond	Long	51	6/14	$4,598,590	$13,995
Australian 10-Year Bond	Long	158	6/14	14,099,830	248,589
Australian Dollar	Short	(13)	6/14	(1,204,710)	(40,549)
Euro	Long	7	6/14	1,213,625	146
Euro-Bund	Short	(63)	6/14	(12,633,213)	(117,288)
Long Gilt	Short	(21)	6/14	(3,911,883)	(44,014)
Mexican Bolsa Index	Short	(17)	6/14	(529,930)	211
Mexican Peso	Short	(90)	6/14	(3,432,375)	(56,381)
Russell 2000 Mini Index	Short	(62)	6/14	(6,966,320)	286,612
S&P 500 E-Mini	Short	(181)	6/14	(16,994,995)	(352,238)
S&P MidCap 400 E-Mini	Long	18	6/14	2,435,580	1,216
S&P TSX 60 Index	Long	7	6/14	1,067,962	14,282
SPI 200	Short	(4)	6/14	(508,068)	170
U.S. 10-Year Treasury Note	Long	53	6/14	6,594,359	11,463
U.S. 5-Year Treasury Note	Short	(124)	6/14	(14,812,187)	8,897
U.S. Dollar Index	Long	228	6/14	18,133,298	(82,196)
				$(12,850,437)	$(107,085)
*	The aggregate Notional Amount at Value of long and short positions is $48,143,244 and $(60,993,681), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

ACWI	All Country World Index

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International Inc.

MXN	Mexican Peso

PHLX	Philadelphia Stock Exchange

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depositary Receipts

SPI	Share Price Index

TSX	Toronto Stock Exchange

USD	United States Dollar

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2014 (Unaudited)

	International Select	Tactical Market Opportunities
Assets
Long-term investments, at value (cost $325,466,033 and $58,567,337, respectively)	$370,531,870	$59,428,517
Short-term investments, at value (cost $31,373,702 and $43,111,643, respectively)	31,374,956	43,112,403
Cash	—	10,966
Cash denominated in foreign currencies, at value (cost $735,283 and $—)	736,802	—
Receivable for:
Cash collateral at brokers for open futures contracts	545,000	320,000
Dividends	814,239	—
Due from broker	9,222	—
Interest	2,334	178,158
Investments sold	5,781,932	1,041,935
Reclaims	479,412	—
Shares sold	91,231	36,259
Variation margin on futures contracts	389,197	48,672
Other assets	15,851	2,672
Total assets	410,772,046	104,179,582
Liabilities
Cash overdraft	181,212	—
Payable for:
Investments purchased	11,590,516	—
Shares redeemed	1,057,806	153,018
Variation margin on futures contracts	942,235	275,784
Accrued expenses:
Directors fees	17,693	3,004
Management fees	281,639	60,461
12b-1 distribution and service fees	7,074	8,360
Other	335,973	46,626
Total liabilities	14,414,148	547,253
Net assets	$396,357,898	$103,632,329
Class A Shares
Net assets	$23,081,654	$11,625,362
Shares outstanding	2,254,696	1,068,572
Net asset value (“NAV”) per share	$10.24	$10.88
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.86	$11.54
Class C Shares
Net assets	$2,806,851	$7,043,179
Shares outstanding	277,245	657,362
NAV and offering price per share	$10.12	$10.71
Class I Shares
Net assets	$370,469,393	$84,963,788
Shares outstanding	36,148,271	7,776,841
NAV and offering price per share	$10.25	$10.93
Net assets consist of:
Capital paid-in	$331,658,319	$109,339,336
Undistributed (Over-distribution of) net investment income	839,835	1,034,118
Accumulated net realized gain (loss)	16,608,622	(7,496,506)
Net unrealized appreciation (depreciation)	47,251,122	755,381
Net assets	$396,357,898	$103,632,329
Authorized shares – per class	2 Billion	2 Billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of

Operations	Six Months Ended April 30, 2014 (Unaudited)

	International Select	Tactical Market Opportunities
Dividend and interest income (net of foreign tax withheld of $472,781 and $—, respectively)	$4,820,697	$1,619,122
Expenses
Management fees	2,229,726	451,877
12b-1 service fees – Class A	29,412	20,058
12b-1 distribution and service fees – Class C	14,575	41,947
Shareholder servicing agent fees and expenses	148,182	34,075
Custodian fees and expenses	369,504	13,145
Directors fees and expenses	5,848	1,495
Professional fees	45,059	15,740
Shareholder reporting expenses	32,373	4,791
Federal and state registration fees	21,332	21,792
Other expenses	5,394	4,540
Total expenses before fee waiver/expense reimbursement	2,901,405	609,460
Fee waiver/expense reimbursement	(274,270)	(27,929)
Net expenses	2,627,135	581,531
Net investment income (loss)	2,193,562	1,037,591
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	22,252,149	482,759
Futures contracts	412,182	(2,780,190)
Options purchased	—	(26,600)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(24,721,634)	2,311,813
Futures contracts	630,287	745,787
Net realized and unrealized gain (loss)	(1,427,016)	733,569
Net increase (decrease) in net assets from operations	$766,546	$1,771,160

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	International Select		Tactical Market Opportunities
	Six Months Ended 4/30/14	Year Ended 10/31/13	Six Months Ended 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$2,193,562	$4,127,821	$1,037,591	$955,555
Net realized gain (loss) from:
Investments and foreign currency	22,252,149	27,281,106	482,759	(3,600,646)
Futures contracts	412,182	15,284,959	(2,780,190)	(1,903,274)
Options purchased	—	—	(26,600)	(231,600)
Options written	—	—	—	(71,872)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(24,721,634)	30,214,848	2,311,813	(3,692,925)
Futures contracts	630,287	(83,129)	745,787	(1,601,833)
Net increase (decrease) in net assets from operations	766,546	76,825,605	1,771,160	(10,146,595)
Distributions to Shareholders
From net investment income:
Class A	(258,697)	(46,712)	—	(275,374)
Class C	(10,862)	(3,027)	—	—
Class I	(5,513,978)	(5,933,545)	—	(1,210,420)
From accumulated net realized gains:
Class A	(625,193)	—	—	(154,299)
Class C	(80,643)	—	—	(42,778)
Class I	(10,977,344)	—	—	(512,252)
Return of capital:
Class A	—	—	—	(122,590)
Class C	—	—	—	—
Class I	—	—	—	(538,850)
Decrease in net assets from distributions to shareholders	(17,466,717)	(5,983,284)	—	(2,856,563)
Fund Share Transactions
Shares issued in the reorganization	—	93,347,898	—	—
Proceeds from sale of shares	6,231,852	37,702,579	4,859,425	74,222,385
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,447,010	1,792,578	—	2,771,372
	15,678,862	132,843,055	4,859,425	76,993,757
Cost of shares redeemed	(61,356,768)	(178,277,719)	(45,119,614)	(192,374,424)
Net increase (decrease) in net assets from Fund share transactions	(45,677,906)	(45,434,664)	(40,260,189)	(115,380,667)
Net increase (decrease) in net assets	(62,378,077)	25,407,657	(38,489,029)	(128,383,825)
Net assets at the beginning of period	458,735,975	433,328,318	142,121,358	270,505,183
Net assets at the end of period	$396,357,898	$458,735,975	$103,632,329	$142,121,358
Undistributed (Over-distribution of) net investment income at the end of period	$839,835	$4,429,810	$1,034,118	$(3,473)

See accompanying notes to financial statements.

Nuveen Investments	37

Financial

Highlights (Unaudited)

International Select

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014(e)	$10.62	$.04		$(.03)	$.01	$(.11)	$(.28)	$(.39)	$10.24
2013	8.96	.06		1.71	1.77	(.11)	—	(.11)	10.62
2012	8.85	.08		.24	.32	(.11)	(.10)	(.21)	8.96
2011	9.54	.09		(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06		1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07		2.00	2.07	(.12)	—	(.12)	8.48
Class C (12/06)
2014(e)	10.48	—	**	(.04)	(.04)	(.04)	(.28)	(.32)	10.12
2013	8.84	(.01)		1.69	1.68	(.04)	—	(.04)	10.48
2012	8.72	.02		.24	.26	(.04)	(.10)	(.14)	8.84
2011	9.43	.02		(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01		1.00	1.01	—	—	—	9.43
2009	6.46	.03		1.97	2.00	(.04)	—	(.04)	8.42
Class I (12/06)
2014(e)	10.65	.05		(.03)	.02	(.14)	(.28)	(.42)	10.25
2013	8.98	.09		1.71	1.80	(.13)	—	(.13)	10.65
2012	8.87	.10		.24	.34	(.13)	(.10)	(.23)	8.98
2011	9.57	.12		(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09		1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08		2.01	2.09	(.15)	—	(.15)	8.49

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

.09%	$23,082	1.58	%*	.69	%*	1.45	%*	.82	%*	84%
19.91	24,268	1.47		.58		1.44		.61		91
3.83	4,060	1.53		.88		1.48		.93		49
(6.70)	4,388	1.46		.96		1.46		.96		59
12.72	5,530	1.62		.56		1.49		.69		47
32.32	3,029	1.76		.77		1.49		1.04		64

(.43)	2,807	2.33	*	(.09	)*	2.20	*	.04	*	84
19.09	3,034	2.24		(.11)		2.21		(.07)		91
3.09	644	2.28		.15		2.23		.20		49
(7.45)	717	2.21		.21		2.21		.21		59
12.00	816	2.37		(.05)		2.24		.08		47
31.43	244	2.51		.13		2.24		.40		64

.13	370,469	1.33	*	.91	*	1.20	*	1.04	*	84
20.27	431,434	1.25		.95		1.23		.97		91
4.12	428,624	1.28		1.14		1.23		1.18		49
(6.60)	578,597	1.21		1.23		1.21		1.23		59
13.14	848,165	1.37		.85		1.24		.98		47
32.68	584,667	1.51		.90		1.24		1.17		64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Tactical Market Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	From Return of Capital	Total	Ending NAV
Class A (2/11)
2014(h)	$10.69	$.09	$.10	$.19	$—	$—	$—	$—	$10.88
2013	11.29	.03	(.53)	(.50)	(.04)	(.03)	(.03)	(.10)	10.69
2012	11.22	.02	.25	.27	(.03)	(.17)	—	(.20)	11.29
2011(d)	10.59	.04	.59	.63	—	—	—	—	11.22
Class C (2/11)
2014(h)	10.57	.05	.09	.14	—	—	—	—	10.71
2013	11.17	(.05)	(.52)	(.57)	—	(.03)	—	(.03)	10.57
2012	11.17	(.07)	.24	.17	—	(.17)	—	(.17)	11.17
2011(d)	10.59	— *	.58	.58	—	—	—	—	11.17
Class I (12/09)
2014(h)	10.72	.10	.11	.21	—	—	—	—	10.93
2013	11.32	.06	(.53)	(.47)	(.06)	(.03)	$(.04)	(.13)	10.72
2012	11.25	.05	.25	.30	(.06)	(.17)	—	(.23)	11.32
2011	10.62	.14	.59	.73	(.08)	(.02)	—	(.10)	11.25
2010(e)	10.00	.02	.60	.62	—	—	—	—	10.62

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Investment Income (Loss)		Expenses(f)		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

1.78%	$11,625	1.20	%**	1.62	%**	1.17	%**	1.68	%**	23%
(4.44)	24,710	1.21		.23		1.17		.26		220
2.45	59,751	1.19		.13		1.18		.14		189
5.95	3,558	1.67	**	.06	**	1.19	**	54	**	177

1.32	7,043	1.94	**	.83	**	1.91	**	.88	**	23
(5.12)	10,131	1.96		(.47)		1.92		(.43)		220
1.55	15,045	1.93		(.65)		1.93		(.65)		189
5.48	475	2.31	**	(.37	)**	1.94	**	—	***	177

1.96	84,964	.93	**	1.82	**	.91	**	1.87	**	23
(4.18)	107,280	.96		.49		.92		.53		220
2.69	195,709	.94		.41		.93		.43		189
6.95	48,860	1.18		1.01		.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(e)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended April 30, 2014.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust” or “NIF”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Select Fund (“International Select”) and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM serves as the sub-adviser and manages the investment portfolios for the Funds. In addition to NAM, for International Select the Adviser has entered into sub-advisory agreements with Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”), under which Altrinsic and Lazard serve as sub-advisers and manage the investment portfolio for the Fund. NAM, Altrinsic, and Lazard are collectively the “Sub-Advisers.”

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange-traded funds (“ETFs”) and other investment companies that provide exposure to non-U.S. issuers. The Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing across the following asset classes: U.S., international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund gains exposure to these asset classes by investing in derivative instruments and ETFs, and by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Tactical Market Opportunities’ gains exposure to the aformentioned asset classes (i) by investing in derivative instruments and ETFs, (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

42	Nuveen Investments

Tactical Market Opportunities will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fiscal Year End Change

During the current fiscal period, Tactical Market Opportunities fiscal year end changed from October 31st to September 30th, as approved by the Fund’s Board of Directors.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2014, the Funds had outstanding when-issued/delayed delivery purchase commitments as follows:

	International Select	Tactical Market Opportunities
Outstanding when-issued/delayed delivery purchase commitments	$76,150	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds for $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, the Funds were not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

44	Nuveen Investments

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

International Select	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$362,421,803	$712,689	$500,098		$363,634,590
Common Stock Rights	—	—	—	***	—
Master Limited Partnerships (MLP) & MLP Affiliates	446,724	—	—		446,724
Exchange-Traded Funds	6,450,556	—	—		6,450,556
Short-Term Investments:
Money Market Funds	18,875,393	—	—		18,875,393
U.S. Government and Agency Obligations	—	12,499,563	—		12,499,563
Investments in Derivatives:
Futures Contracts**	2,175,749	—	—		2,175,749
Total	$390,370,225	$13,212,252	$500,098		$404,082,575
*	Refer to the Fund’s Portfolio of Investments for country classifications and breakdown of Common Stocks classified as Level 2, and/or Level 3.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

Tactical Market Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$51,039,689	$—	$—	$51,039,689
U.S. Government and Agency Obligations	—	1,547,812	—	1,547,812
Sovereign Debt	—	6,841,016	—	6,841,016
Short-Term Investments:
Money Market Funds	35,512,669	—	—	35,512,669
U.S. Government and Agency Obligations	—	7,599,734	—	7,599,734
Investments in Derivatives:
Futures Contracts**	(107,085)	—	—	(107,085)
Total	$86,445,273	$15,988,562	$—	$102,433,835
*	Refer to the Fund’s Portfolio of Investments for country and industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

46	Nuveen Investments

International Select may invest in non-U.S. securities. As of April 30, 2014, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
United Kingdom	$41,732,258	10.5%
Japan	37,605,199	9.5
Canada	29,589,615	7.5
Germany	27,162,233	6.9
France	22,312,865	5.6
Switzerland	21,476,823	5.4
Brazil	18,287,086	4.6
South Korea	13,596,761	3.4
Netherlands	10,168,569	2.6
South Africa	8,948,996	2.3
Other countries	123,092,519	31.1
Total non-U.S. securities	$353,972,924	89.4%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts,” respectively, on the Statement of Operations, when applicable.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 2014, International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework, so that the Fund overall had the desired exposures to key markets. The Fund’s long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities.

During the six months ended April 30, 2014, Tactical Market Opportunities continued to invest in equity, interest rate and currency futures contracts, which were used to implement various absolute return, tactical market and hedging strategies.

The average notional amount of futures contracts outstanding during the six months ended April 30, 2014, was as follows:

	International Select	Tactical Market Opportunities
Average notional amount of futures contracts outstanding*	$206,246,204	$109,919,216
*	The average notional amount is calculated based on the absolute aggregate value of outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following tables present the fair value of all futures contracts held by the Funds as of April 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
International Select
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$1,457,469	Payable for variation margin on futures contracts*	$2,719,317
		—	—	Payable for variation margin on futures contracts*	(1,908,228)
Foreign Currency Exchange Rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(92,809)
Total			$1,457,469		$718,280

Tactical Market Opportunities
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$15,879	Payable for variation margin on futures contracts*	$286,612
		—	—	Payable for variation margin on futures contracts*	(352,238)
Foreign Currency Exchange Rate	Futures contracts	Receivable for variation margin on futures contracts*	146	Payable for variation margin on futures contracts*	(96,930)
Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	11,463	Payable for variation margin on futures contracts*	271,481
		—	—	Payable for variation margin on futures contracts*	(243,498)
Total			$27,488		$(134,573)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
International Select	Equity	Futures Contracts	$(93,161)	$723,096
	Foreign currency exchange rate	Futures Contracts	505,343	(92,809)
Total			$412,182	$630,287

Tactical Market Opportunities	Equity	Futures Contracts	$(2,413,005)	$560,413
	Foreign currency exchange rate	Futures Contracts	(228,580)	(76,860)
	Interest Rate	Futures Contracts	(138,605)	262,234
Total			$(2,780,190)	$745,787

48	Nuveen Investments

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended April 30, 2014, Tactical Market Opportunities invested in equity put options to generate return and manage the Fund. These put options are purchased as a way to implement views on the direction of implied market volatility as well as hedge against a decline in the market.

The average notional amount of outstanding options purchased during the six months ended April 30, 2014, was as follows:

Tactical Market Opportunities
Average notional amount of outstanding options purchased*	$233,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) recognized on options contracts on the Statement of Operations during the six months ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased
Tactical Market Opportunities	Equity	Options purchased	$(26,600)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	International Select
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$—	1,889,026	$20,192,967
Class C	—	—	208,907	2,202,333
Class I	—	—	6,623,463	70,952,598
Shares sold:
Class A	33,739	348,875	121,592	1,187,354
Class C	10,243	105,799	16,654	159,896
Class I	556,646	5,777,178	3,789,821	36,355,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	84,783	872,537	4,487	41,369
Class C	8,235	83,051	324	2,968
Class I	824,932	8,491,422	189,614	1,748,241
	1,518,578	15,678,862	12,843,888	132,843,055
Shares redeemed:
Class A	(148,043)	(1,532,152)	(183,863)	(1,761,734)
Class C	(30,814)	(311,942)	(9,152)	(87,070)
Class I	(5,754,263)	(59,512,674)	(17,797,058)	(176,428,915)
	(5,933,120)	(61,356,768)	(17,990,073)	(178,277,719)
Net increase (decrease)	(4,414,542)	$(45,677,906)	(5,146,185)	$(45,434,664)

	Tactical Market Opportunities
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,937	$448,673	1,540,143	$17,207,933
Class C	45,452	478,390	476,113	5,242,160
Class I	368,458	3,932,362	4,629,081	51,772,292
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	48,593	542,276
Class C	—	—	3,683	40,811
Class I	—	—	195,863	2,188,285
	455,847	4,859,425	6,893,476	76,993,757
Shares redeemed:
Class A	(1,284,773)	(13,693,292)	(4,571,350)	(50,299,290)
Class C	(346,775)	(3,655,030)	(867,879)	(9,446,801)
Class I	(2,596,559)	(27,771,292)	(12,103,107)	(132,628,333)
	(4,228,107)	(45,119,614)	(17,542,336)	(192,374,424)
Net increase (decrease)	(3,772,260)	$(40,260,189)	(10,648,860)	$(115,380,667)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2014, were as follows:

	International Select	Tactical Market Opportunities
Purchases:
Investment securities	$336,307,291	$13,518,351
U.S. Government and agency obligations	—	2,426,574

Sales and maturities:
Investment securities	387,900,396	27,102,824
U.S. Government and agency obligations	—	1,023,906

50	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International Select	Tactical Market Opportunities
Cost of investments	$363,727,738	$101,823,563
Gross unrealized:
Appreciation	$58,273,057	$2,602,566
Depreciation	(20,093,969)	(1,885,209)
Net unrealized appreciation (depreciation) of investments	$38,179,088	$717,357

Permanent differences, primarily due to foreign currency reclassifications, federal taxes paid, investments in partnerships, dividend reallocation adjustments, distribution character reclassifications, return of capital distributions, nondeductible Reorganization expenses, Reorganization adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ last tax year end, as follows:

	International Select	Tactical Market Opportunities
Capital paid-in	$1,403,757	$(672,035)
Undistributed (Over-distribution of) net investment income	789,300	(252,387)
Accumulated net realized gain (loss)	(2,193,057)	924,422

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ last tax year end, were as follows:

	International Select	Tactical Market Opportunities
Undistributed net ordinary income[1]	$10,066,901	$—
Undistributed net long-term capital gains	7,457,054	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	International Select	Tactical Market Opportunities
Distributions from net ordinary income[1]	$6,847,906	$2,049,542
Distributions from net long-term capital gains[2]	—	145,581
Return of capital	—	661,440
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2013, the Funds’ last tax year end, Tactical Market Opportunities had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

Tactical Market Opportunities
Not subject to expiration:
Short-term	$5,025,424
Long-term	1,159,363
Total	$6,184,787

During the Funds’ last tax year ended October 31, 2013, International Select utilized capital loss carryforwards as follows:

International Select
Utilized capital loss carryforwards	$25,217,573

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers will be compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International Select Fund-Level Fee Rate	Tactical Market Opportunities Fund-Level Fee Rate
For the first $125 million	.8500%	.6000%
For the next $125 million	.8375	.5875
For the next $250 million	.8250	.5750
For the next $500 million	.8125	.5625
For the next $1 billion	.8000	.5500
For net assets over $2 billion	.7750	.5250

52	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Rate
International Select	.2000%
Tactical Market Opportunities	.1723

During the current reporting period, the Adviser had contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

International Select	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Class A Shares	1.49%	February 28, 2014	1.45%	October 31, 2015
Class C Shares	2.24%	February 28, 2014	2.20	October 31, 2015
Class I Shares	1.24%	February 28, 2014	1.20	October 31, 2015

Tactical Market Opportunities	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Class A Shares	1.20%	February 28, 2014
Class C Shares	1.95	February 28, 2014
Class I Shares	0.95	February 28, 2014

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2014, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International Select	Tactical Market Opportunities
Sales charges collected	$7,622	$2,713
Paid to financial intermediaries	6,706	2,389

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International Select	Tactical Market Opportunities
Commission advances	$421	$4,223

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	International Select	Tactical Market Opportunities
12b-1 fees retained	$2,803	$12,508

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2014, as follows:

	International Select	Tactical Market Opportunities
CDSC retained	$—	$18,754

8. Subsequent Events for International Select

Fund Reorganization

On April 30, 2014, the Board of Directors/Trustees of NIF and Nuveen Investment Trust II (“NIT II”) approved the reorganization of International Select (the “Acquired Fund”), a series of NIF, into Nuveen International Growth Fund (the “Acquiring Fund”), a series of NIT II.

In order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund. A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in September 2014. If the required shareholder approvals are obtained on the meeting date, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Upon shareholder approval of the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Funds will be terminated. As a result of the reorganization, shareholders of the Acquired Fund will become shareholders of each Acquiring Fund. The shareholders of each Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the reorganization. Further information regarding the proposed reorganization of the Acquired Fund will be contained in proxy materials that are expected to be sent to the Acquired Funds’ shareholders in July 2014.

Investment Adviser Changes

Effective as of the close of business on June 27, 2014, Altrinsic and Lazard no longer serve as investment sub-advisers to International Select. The third existing sub-adviser to International Select, NAM, will become the Fund’s sole sub-adviser. The Fund’s assets that had been managed by Altrinsic and Lazard will be transitioned to NAM’s management and the portfolio will be repositioned consistent with the investment strategies employed by NAM’s international growth team.

Management Fees

Effective June 27, 2014, the Adviser has agreed to voluntarily lower the fund-level management fee of International Select by 0.20% across all breakpoint levels through October 31, 2015.

Principal Investment Strategy Change

Effective July 7, 2014, International Select’s principal investment strategies will change. Under normal market conditions, the Fund will invest at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large-capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

54	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	55

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Chicago Board Options Exchange (CBOE) Volatility Index (the “VIX”): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

56	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

58	Nuveen Investments

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

Nuveen Investments	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but

60	Nuveen Investments

would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen International Select Fund (“International Select Fund”) demonstrated satisfactory performance. In this regard, although the Fund performed in the fourth quartile in the three-year period, it was in the third quartile in the one- and five-year periods. Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory. The Independent Board Members, however, recognized that they have approved various changes to the Fund’s investment strategies and portfolio management and recommended the reorganization of the Fund in seeking to improve performance.

The Board also noted that Tactical Market Opportunities Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. The Board, however, further noted that such Fund underperformed in the one-year period ending December 31, 2013, performing in the fourth quartile. In addition, the Board noted that such Fund had three-year performance as of March 31, 2014 and was in the third quartile for such period. While the Board recognized that the performance history of Tactical Market Opportunities Fund was limited, the Board intends to continue to monitor the Fund closely.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements. Notwithstanding the foregoing, with respect to International Select Fund, the Board recognized that, unrelated to the Transaction, the Sub-Adviser would become the Fund’s sole sub-adviser and would be responsible for managing such Fund’s portfolio after the termination of the Fund’s external sub-advisers.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

62	Nuveen Investments

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

64	Nuveen Investments

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

Nuveen Investments	65

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

66	Nuveen Investments

Notes

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FQTII-0414P

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of Registrant dated June 27, 1997.(1)

(1)(b)	Amended Establishment and Designation of Classes, dated November 14, 2012.(21)

(1)(c)	Amended and Restated Designation of Series, dated November 18, 2013.(26)

(2)	By-Laws of Registrant, amended and restated as of November 18, 2009.(17)

(3)	Specimen Certificate of Shares of the Registrant.(2)

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix I to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement between Registrant and Nuveen Asset Management (n/k/a Nuveen Fund Advisors, LLC), dated November 13, 2007.(13)

(6)(b)	Renewal of Investment Management Agreement between Registrant and Nuveen Fund Advisors, LLC (f/k/a Nuveen Asset Management), dated July 29, 2013.(25)

(6)(c)	Amended Schedules A and B of Investment Management Agreement between Registrant and Nuveen Fund Advisors, Inc. (n/k/a Nuveen Fund Advisors, LLC and f/k/a Nuveen Asset Management), dated December 9, 2013.(27)

(6)(d)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated March 1, 2013.(26)

(6)(e)	Assignment and Assumption Agreement between Santa Barbara Asset Management, LLC and Nuveen Asset Management, LLC, dated March 1, 2013.(26)

(6)(f)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC, dated July 26, 2013.(26)

(7)(a)	Distribution Agreement between Registrant and John Nuveen & Co. Incorporated (a/k/a Nuveen Investments, LLC, n/k/a Nuveen Securities, LLC), dated August 1, 1998.(3)

(7)(b)	Renewal of Distribution Agreement between Registrant and John Nuveen & Co. Incorporated (a/k/a Nuveen Investments, LLC, n/k/a Nuveen Securities, LLC), dated July 30, 1999.(4)

(7)(c)	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC (n/k/a Nuveen Securities, LLC), dated July 31, 2000.(5)

(7)(d)	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC (n/k/a Nuveen Securities, LLC), dated July 31, 2001.(6)

(7)(e)	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC (n/k/a Nuveen Securities, LLC), dated July 31, 2002.(7)

(7)(f)	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC (n/k/a Nuveen Securities, LLC), dated July 31, 2003.(8)

(7)(g)	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC (n/k/a Nuveen Securities, LLC), dated August 3, 2004.(9)

(7)(h)	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC (n/k/a Nuveen Securities, LLC), dated July 25, 2005.(10)

(7)(i)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 1, 2006.(12)

(7)(j)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 1, 2007.(14)

(7)(k)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 1, 2008.(15)

(7)(l)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 3, 2009.(16)

(7)(m)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 2, 2010.(18)

(7)(n)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 2, 2011.(19)

(7)(o)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 6, 2012.(21)

(7)(p)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 6, 2013.(26)

(7)(q)	Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.(12)

(7)(r)	Form of Nuveen Funds Rule 22c-2 Agreement.(12)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 25, 2005.(11)

(9)(b)	Appendix A to the Custodian Agreement, dated December June 17, 2013.(25)

(10)(a)	Plan of Distribution and Service Pursuant to Rule 12b-1, dated February 28, 2013.(24)

(10)(b)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended November 14, 2012.(24)

(11)	Opinion and Consent of Vedder Price P.C.(28)

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus.(28)

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated May 11, 2012.(20)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated December 9, 2013.(15)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Original Powers of Attorney of Messrs. Bremner, Evans, Hunter, Kundert, Nelson, Schneider and Toth and Mss. Stockdale, Stone and Stringer, dated April 30, 2014.(28)

(17)	Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus included in this registration statement.

(1)	Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)	Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3)	Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.
(6)	Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.
(7)	Incorporated by reference to the post-effective amendment no. 11 filed on Form N-1A for Registrant.
(8)	Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(9)	Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.
(10)	Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.
(11)	Incorporated by reference to the post-effective amendment no. 18 filed on Form N-1A for Registrant.
(12)	Incorporated by reference to the post-effective amendment no. 23 filed on Form N-1A for Registrant.
(13)	Incorporated by reference to the post-effective amendment no. 37 filed on Form N-1A for Registrant.
(14)	Incorporated by reference to the post-effective amendment no. 45 filed on Form N-1A for Registrant.
(15)	Incorporated by reference to the post-effective amendment no. 46 filed on Form N-1A for Registrant.
(16)	Incorporated by reference to the post-effective amendment no. 66 filed on Form N-1A for Registrant.
(17)	Incorporated by reference to the post-effective amendment no. 69 filed on Form N-1A for Registrant.
(18)	Incorporated by reference to the post-effective amendment no. 70 filed on Form N-1A for Registrant.
(19)	Incorporated by reference to the post-effective amendment no. 76 filed on Form N-1A for Registrant.
(20)	Incorporated by reference to the post-effective amendment no. 84 filed on Form N-1A for Registrant.
(21)	Incorporated by reference to the post-effective amendment no. 86 filed on Form N-1A for Registrant.
(22)	Incorporated by reference to the post-effective amendment no. 88 filed on Form N-1A for Registrant.
(23)	Incorporated by reference to the post-effective amendment no. 89 filed on Form N-1A for Registrant.
(24)	Incorporated by reference to the post-effective amendment no. 92 filed on Form N-1A for Registrant.
(25)	Incorporated by reference to the post-effective amendment no. 96 filed on Form N-1A for Registrant.
(26)	Incorporated by reference to the post-effective amendment no. 97 filed on Form N-1A for Registrant.
(27)	Incorporated by reference to the post-effective amendment no. 99 filed on Form N-1A for Registrant.
(28)	Incorporated by reference to Registrant’s initial registration statement filed on Form N-14 on June 18, 2014 (333-196874).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its registration statement to be signed on its behalf by the undersigned, in the City of Chicago and the State of Illinois, on the 24th day of July, 2014.

NUVEEN INVESTMENT TRUST II

By:	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Assistant Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		July 24, 2014

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		July 24, 2014

William J. Schneider*	Chairman of the Board and Trustee	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )
Robert P. Bremner*	Trustee
Jack B. Evans*	Trustee
William C. Hunter*	Trustee
David J. Kundert*	Trustee		By: /s/ Kathleen L. Prudhomme Kathleen L. Prudhomme Attorney-in-Fact July 24, 2014
John K. Nelson*	Trustee
Judith M. Stockdale*	Trustee
Carole E. Stone*	Trustee
Virginia L. Stringer*	Trustee
Terence J. Toth*	Trustee

*	An original power of attorney authorizing, among others, Kevin J. McCarthy, Kathleen L. Prudhomme and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

14	Consent of Independent Auditor